UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Commodity Strategies Fund
BlackRock Energy Opportunities Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock High Equity Income Fund
BlackRock Infrastructure Sustainable Opportunities Fund
BlackRock International Dividend Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock SMID-Cap Growth Equity Fund
BlackRock Technology Opportunities Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2024

Date of reporting period: 11/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

• BlackRock Advantage International Fund

• BlackRock Advantage Large Cap Growth Fund

• BlackRock Advantage Small Cap Core Fund

BlackRock Large Cap Series Funds, Inc.

• BlackRock Advantage Large Cap Core Fund

• BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six-to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.17%	13.84%

U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)

International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36

Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI EAFE ® Index.

What factors influenced performance?

The Fund’s outperformance was mainly driven by sentiment-related insights, which correctly captured evolving market trends throughout the reporting period. Particularly, an insight looking at informed investor positioning from prime broker reports motivated a successful overweight in the outperforming industrials sector.

Traditional valuation insights also worked well. Measures comparing stocks using sales, earnings yield and research and development expenditures were among the top contributors. These measures helped motivate overweights in domestically oriented Japanese stocks that benefited from an expected policy normalization by the Bank of Japan. Quality measures that sought to avoid companies with histories of expanding their balance sheets through equity issuance led to an overweight in pharmaceutical stocks, which also contributed.

An overweight in the information technology sector, which was motivated by faster-moving macro-related insights, also worked well amid the market rally led by the artificial intelligence (“AI”) theme.

Nontraditional quality measures detracted from performance. Human capital-related insights, such as those comparing companies based on employee sentiment, veteran hiring, and firms whose founders are still in executive positions, lagged. Analyzing companies based on specific key performance indicators also detracted. In addition, environmental related measures—such as those looking at flows into low carbon emissions funds—led to an unsuccessful overweight in consumer discretionary companies.

Certain text-based sentiment measures detracted, as well. Those designed to capture sentiment from company conference calls affected the Fund’s positioning in German consumer discretionary stocks, weighing on results.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major performance drivers, while adding several new signals to the existing set of stock selection insights. The Investment adviser developed new AI insights to identify firms that are leading the market in development, deployment, and monetization of AI capabilities. This included capturing hiring trends for skills associated with AI, as well as executive comments highlighting capabilities over the past several years. Additionally, the Investment adviser developed a new insight capturing trends around GLP-1 weight loss drugs to better understand the impact on firms across sectors.

Describe portfolio positioning at period end.

The Fund maintained a largely sector-neutral positioning. It had slight overweights in the industrials and communication services sectors and small underweights in financials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.86%	12.57%	N/A	6.73%	N/A	4.75%	N/A
Investor A	5.71	12.25	6.36%	6.46	5.32%	4.48	3.92%
Investor C	5.37	11.46	10.46	5.68	5.68	3.83	3.83
Class K	5.88	12.62	N/A	6.77	N/A	4.78	N/A
Class R	5.61	11.99	N/A	6.20	N/A	4.17	N/A
MSCI EAFE® Index(c)	5.12	12.36	N/A	5.99	N/A	3.89	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investments strategies under the name BlackRock Global Opportunities Portfolio.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Advantage International Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,058.60	$ 2.60		$ 1,000.00	$ 1,022.48	$ 2.53		0.50%
Investor A	1,000.00	1,057.10	3.88		1,000.00	1,021.23	3.79		0.75
Investor C	1,000.00	1,053.70	7.75		1,000.00	1,017.46	7.62		1.51
Class K	1,000.00	1,058.80	2.34		1,000.00	1,022.73	2.28		0.45
Class R	1,000.00	1,056.10	5.17		1,000.00	1,019.97	5.10		1.01

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Novo Nordisk A/S, Class B	3.0%

Nestlé SA, Registered Shares	2.8

Novartis AG, Registered Shares	2.0

SAP SE	2.0

BHP Group Ltd.	1.8

Siemens AG, Registered Shares	1.7

Roche Holding AG, NVS	1.5

AIA Group Ltd.	1.5

Shell PLC	1.4

Deutsche Telekom AG, Registered Shares	1.3

(a)	Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets

Japan	23.8%

United Kingdom	12.4

Germany	10.0

Switzerland	10.0

France	8.8

Australia	5.7

Netherlands	4.4

Denmark	4.1

Spain	3.6

Italy	2.8

United States	2.6

Sweden	2.3

Hong Kong	2.1

Singapore	1.6

Norway	1.4

Belgium	1.1

Luxembourg	1.0

Other (each representing less than 1%)	1.7

Other Assets Less Liabilities	0.6

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2023	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 1000® Growth Index, with the exception of the Investor C shares, which performed in line.

What factors influenced performance?

Fundamental measures contributed to the Fund’s relative performance. Valuation insights, such as those comparing companies based on earnings, sales, and research and development expenditures, were the top contributors. Quality insights looking at company balance sheets and cash flows also contributed. These insights motivated an underweight in industrials, which was additive to results.

Macro-related measures also performed well in the changing market environment. In particular, an insight identifying companies likely to benefit from the emerging artificial intelligence (“AI”) theme resulted in a successful overweight in the information technology sector.

Text-based insights that capture sentiment from broker reports and company conference calls correctly positioned the portfolio in the industrials sector. Faster-moving insights, such as those analyze industry trends from job postings, also contributed positively to performance.

On the other hand, certain sentiment measures underperformed. Insights based on mobile app usage struggled to capture consumer intent trends, incorrectly positioning the portfolio in the consumer staples sector. Measures that seek to measure sentiment in the bond market also lagged in the volatile environment.

Nontraditional quality insights—such as those that strive to assess companies based on green patent and green bond issuance—further detracted. Governance insights, including those evaluating company board independence and shareholder support on proposals, were additional detractors of note.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major performance drivers, while adding several new signals to the existing set of stock selection insights. The Investment adviser developed new AI insights to identify firms that are leading the market in development, deployment, and monetization of AI capabilities. This included capturing hiring trends for skills associated with AI, as well as executive comments highlighting capabilities over the past several years. Additionally, the Investment adviser developed a new insight that evaluates trends around GLP-1 weight loss drugs to better understand the impact on firms across sectors.

Describe portfolio positioning at period end.

The Fund maintained a largely sector-neutral positioning. It had slight overweights in the information technology and materials sectors and small underweights in real estate and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	13.60%	23.81%	N/A	14.20%	N/A	11.48%	N/A
Investor A	13.51	23.49	17.01%	13.91	12.69%	11.17	10.57%
Investor C	13.10	22.58	21.58	13.06	13.06	10.49	10.49
Class K	13.67	23.91	N/A	14.26	N/A	11.36	N/A
Class R	13.34	23.20	N/A	13.63	N/A	10.85	N/A
Russell 1000® Growth Index(c)	13.14	26.17	N/A	16.36	N/A	14.69	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Flexible Equity Fund.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Advantage Large Cap Growth Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(06/01/23)	(11/30/23)	the Period	(a)	(06/01/23)	(11/30/23)	the Period	(a)	Ratio
Institutional	$1,000.00	$1,136.00	$3.31		$1,000.00	$1,021.90	$3.13		0.62%
Investor A	1,000.00	1,135.10	4.64		1,000.00	1,020.65	4.39		0.87
Investor C	1,000.00	1,131.00	8.63		1,000.00	1,016.90	8.17		1.62
Class K	1,000.00	1,136.70	3.04		1,000.00	1,022.15	2.88		0.57
Class R	1,000.00	1,133.40	5.97		1,000.00	1,019.40	5.65		1.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	13.4%

Apple Inc.	11.4

Amazon.com, Inc.	4.9

NVIDIA Corp.	4.8

Meta Platforms, Inc., Class A	4.4

Alphabet, Inc., Class C, NVS	3.0

Mastercard, Inc., Class A	2.8

Adobe, Inc.	2.5

Tesla, Inc.	2.3

Eli Lilly & Co.	2.2

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	45.0%

Consumer Discretionary	15.4

Health Care	11.2

Communication Services	10.5

Financials	7.0

Industrials	5.2

Consumer Staples	3.5

Materials	1.2

Short-Term Securities	1.1

Liabilities in Excess of Other Assets	(0.1)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2023	BlackRock Advantage Small Cap Core Fund

Investment Objective

BlackRock Advantage Small Cap Core Fund’s (the “Fund”) investment objective is to seek capital appreciation over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 2000® Index.

What factors influenced performance?

Fundamental measures contributed to performance, with valuation insights benefitting from rising interest rates. More traditional measures of valuation, such as comparing stocks using sales, earnings yield, and other financial statement measures, performed best. Contrarian quality-related measures that evaluate the sustainability of companies’ earnings and financial health, including insights that assess debt maturity and dividend consistency, also performed well. This was most observable through an overweight allocation to the outperforming industrials sector.

Macro thematic insights helped the Fund’s results, as well. Measures designed to evaluate business-to-business invoicing helped correctly position the portfolio by motivating a successful overweight in construction stocks.

Sentiment measures produced mixed results in the aggregate. Text-based measures that gauge conference call and broker reports contributed. On the other hand, measures designed to assess consumer intent by analyzing mobile app usage and online search trends led the Fund to hold to an overweight in the underperforming luxury goods industry.

Nontraditional quality insights—such as environmental, social and governance measures—also hurt relative performance. Insights designed to assess company controversies weighed on results by fueling an underweight in the outperforming healthcare sector. A preference for founder-led company management structures also detracted from performance.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major performance drivers, while adding several new signals to the existing set of stock selection insights. The Investment adviser built upon its alternative data capabilities by adding an insight that captures brand sentiment in the retail sector. Additionally, given the dynamism of the current environment, the Investment adviser instituted enhanced signal constructs to identify emerging trends, such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

The Fund maintained a largely sector-neutral positioning. It had slight overweights in the industrials and communication services sectors and small underweights in financials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	5.96%	(2.60)%	N/A	6.08%	N/A	7.08%	N/A
Investor A	5.83	(2.85)	(7.95)%	5.82	4.68%	6.82	6.24%
Investor C	5.48	(3.54)	(4.50)	5.02	5.02	6.17	6.17
Class K	5.98	(2.54)	N/A	6.12	N/A	7.11	N/A
Russell 2000® Index(c)	4.24	(2.57)	N/A	4.78	N/A	6.13	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities or other financial instruments that are components of, or have market capitalizations similar to, the securities included in the Russell 2000® Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Advantage Small Cap Core Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(06/01/23)	(11/30/23)	the Period	(a)	(06/01/23)	(11/30/23)	the Period	(a)	Ratio
Institutional	$1,000.00	$1,059.60	$2.58		$1,000.00	$1,022.50	$2.53		0.50%
Investor A	1,000.00	1,058.30	3.86		1,000.00	1,021.25	3.79		0.75
Investor C	1,000.00	1,054.80	7.71		1,000.00	1,017.50	7.57		1.50
Class K	1,000.00	1,059.80	2.32		1,000.00	1,022.75	2.28		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Boise Cascade Co.	1.1%

UFP Industries, Inc.	1.1

Murphy Oil Corp.	1.0

Insperity, Inc.	1.0

Heartland Financial U.S.A., Inc.	1.0

Sanmina Corp.	0.9

EMCOR Group, Inc.	0.8

Group 1 Automotive, Inc.	0.8

Magnolia Oil & Gas Corp., Class A	0.8

Atkore, Inc.	0.8

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Industrials	18.2%

Health Care	15.5

Financials	15.4

Information Technology	13.8

Consumer Discretionary	11.8

Energy	7.3

Real Estate	5.1

Communication Services	3.5

Materials	3.2

Consumer Staples	2.8

Utilities	2.3

Short-Term Securities	4.6

Liabilities in Excess of Other Assets	(3.5)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2023	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

Fundamental measures contributed to performance. Valuation insights, such as those comparing companies based on sales and research and development expenditures, were the top contributors. Contrarian quality insights looking at external financing levels also contributed, as did those that assess companies based on analyst default expectations. These insights motivated a successful underweight in the financials sector.

Macro-related measures also performed well amid the changing market environment. In particular, an insight identifying companies likely to benefit from the emerging artificial intelligence (“AI”) theme resulted in a successful overweight in the information technology sector.

Sentiment measures produced mixed results in the aggregate, but text-based insights that seek to capture sentiment from broker reports contributed. On the other hand, measures designed to assess consumer intent by evaluating mobile app usage detracted by leading to incorrect positioning in the household products industry. Measures intended to capture sentiment from the bond market detracted, as well.

Nontraditional quality insights—such as those that strive to assess companies based on green patent and green bond issuance—also detracted. In addition, insights that evaluate companies based on news controversies hurt performance by leading to an overweight in automobile stocks

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major performance drivers, while adding several new signals to the existing set of stock selection insights. The Investment adviser developed new AI insights to identify firms that are leading the market in development, deployment, and monetization of AI capabilities. This included capturing hiring trends for skills associated with AI, as well as executive comments highlighting capabilities over the past several years. Additionally, the Investment adviser developed a new insight capturing trends around GLP-1 weight loss drugs to better understand the impact on firms across sectors.

Describe portfolio positioning at period end.

The Fund maintained a largely sector-neutral positioning. It had slight overweights in the consumer discretionary and information technology sectors and small underweights in real estate and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	11.37%	13.26%	N/A	11.68%	N/A	10.89%	N/A
Investor A	11.26	12.99	7.05%	11.40	10.20%	10.61	10.01%
Investor C	10.84	12.13	11.13	10.56	10.56	9.92	9.92
Class K	11.45	13.34	N/A	11.74	N/A	10.93	N/A
Class R	11.05	12.65	N/A	11.11	N/A	10.32	N/A
Russell 1000® Index(c)	10.32	13.57	N/A	12.25	N/A	11.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. Market.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Advantage Large Cap Core Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,113.70	$ 2.54		$ 1,000.00	$ 1,022.60	$ 2.43		0.48%
Investor A	1,000.00	1,112.60	3.86		1,000.00	1,021.35	3.69		0.73
Investor C	1,000.00	1,108.40	7.80		1,000.00	1,017.60	7.47		1.48
Class K	1,000.00	1,114.50	2.27		1,000.00	1,022.85	2.17		0.43
Class R	1,000.00	1,110.50	5.17		1,000.00	1,020.10	4.95		0.98

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	7.8%

Apple Inc.	6.9

Amazon.com, Inc.	4.3

NVIDIA Corp.	3.5

Alphabet, Inc., Class A	2.9

Meta Platforms, Inc., Class A	2.4

Mastercard, Inc., Class A	2.0

Alphabet, Inc., Class C, NVS	1.6

Amgen, Inc.	1.5

Medtronic PLC	1.5

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	28.7%

Health Care	13.2

Financials	12.3

Consumer Discretionary	12.0

Industrials	10.1

Communication Services	8.9

Consumer Staples	6.4

Energy	2.8

Materials	1.8

Real Estate	1.5

Utilities	1.1

Short-Term Securities	1.8

Liabilities in Excess of Other Assets	(0.6)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2023	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Fundamental measures contributed to the Fund’s relative performance. Valuation insights, such as those comparing companies based on earnings, sales, and research and development expenditures, were the top contributors. Certain contrarian quality insights also worked well during the period. Those that assess companies based on external financing levels and analyst default expectations motivated an overweight in the consumer discretionary sector, which helped Fund performance.

Macro-related measures performed well in the changing market environment. Top-down industry positioning based on company forward valuations versus historical levels led to an overweight in healthcare, contributing to results. An insight that identifies companies likely to benefit from the emerging artificial intelligence (“AI”) theme motivated an overweight in information technology, further contributing to performance.

Sentiment-related insights were net contributors. Text-based insights looking at news controversies worked well in semiconductors, and those evaluating job posting trends drove a successful underweight in utilities. On the other hand, certain sentiment measures lagged. Those that evaluate mobile app usage struggled to capture consumer intent trends, incorrectly positioning the portfolio within the consumer staples sector. Measures that seek to measure sentiment in the bond market also lagged in the volatile environment.

Fundamental quality measures were net detractors. In particular, environmental insights that evaluate companies based on green patents struggled. Insights looking at company dividend forecasts negatively impacted performance, as well.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major performance drivers, while adding several new signals to the existing set of stock selection insights. The Investment adviser developed new AI insights to identify firms that are leading the market in development, deployment, and monetization of AI capabilities. This included capturing hiring trends for skills associated with AI, as well as executive comments highlighting capabilities over the past several years. Additionally, the Investment adviser developed a new insight that evaluates trends around GLP-1 weight loss drugs to better understand the impact on firms across sectors.

Describe portfolio positioning at period end.

The Fund maintained a largely sector-neutral positioning. It had slight overweights in the consumer discretionary and healthcare sectors and small underweights in materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	9.83%	3.90%	N/A	7.97%	N/A	8.50%	N/A
Investor A	9.71	3.61	(1.83)%	7.70	6.55%	8.20	7.62%
Investor C	9.26	2.86	1.86	6.89	6.89	7.55	7.55
Class K	9.85	3.96	N/A	8.03	N/A	8.53	N/A
Class R	9.55	3.39	N/A	7.43	N/A	7.93	N/A
Russell 1000® Value Index(c)	7.14	1.36	N/A	7.52	N/A	8.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Advantage Large Cap Value Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,098.30	$ 2.83		$ 1,000.00	$ 1,022.30	$ 2.73		0.54%
Investor A	1,000.00	1,097.10	4.14		1,000.00	1,021.05	3.99		0.79
Investor C	1,000.00	1,092.60	8.06		1,000.00	1,017.30	7.77		1.54
Class K	1,000.00	1,098.50	2.57		1,000.00	1,022.55	2.48		0.49
Class R	1,000.00	1,095.50	5.45		1,000.00	1,019.80	5.25		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Berkshire Hathaway, Inc., Class B	2.2%

Medtronic PLC	1.8

Citigroup, Inc.	1.7

Elevance Health, Inc.	1.7

FedEx Corp.	1.6

MetLife, Inc.	1.4

Amgen, Inc.	1.4

Exxon Mobil Corp.	1.4

Johnson & Johnson	1.4

Archer-Daniels-Midland Co.	1.4

(a)	Excludes short-term securities.

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Financials	20.3%

Health Care	16.0

Industrials	14.6

Information Technology	10.2

Consumer Staples	8.2

Energy	7.1

Consumer Discretionary	6.2

Communication Services	5.3

Utilities	3.7

Real Estate	3.7

Materials	3.6

Short-Term Securities	1.6

Liabilities in Excess of Other Assets	(0.5)

(a)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Advantage International Fund’s, BlackRock Advantage Large Cap Core Fund’s and BlackRock Advantage Large Cap Value Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. BlackRock Advantage Large Cap Growth Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Investor A Shares. BlackRock Advantage Small Cap Core Fund’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because Investor A Shares or Institutional Shares, as applicable, of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Advantage Large Cap Growth Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments (unaudited) November 30, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.7%
AGL Energy Ltd.	24,570	$152,989
Aristocrat Leisure Ltd.	372,794	9,976,584
BHP Group Ltd.	851,571	25,923,895
Brambles Ltd.	498,614	4,394,082
Charter Hall Group	58,967	404,660
Cochlear Ltd.	12,774	2,303,878
Commonwealth Bank of Australia	633	43,729
CSL Ltd.	46,878	8,133,655
Flight Centre Travel Group Ltd.	141,521	1,712,532
Glencore PLC	458,669	2,565,883
Lendlease Corp. Ltd.	59,556	260,333
Macquarie Group Ltd.	105,883	11,794,960
Qantas Airways Ltd.(a)	84,416	295,500
Rio Tinto PLC	99,680	6,812,895
Rocketboots Ltd.(a)(b)	1,389	128
Sonic Healthcare Ltd.	144,717	2,800,424
Transurban Group	337,885	2,886,886
Worley Ltd.	71,826	803,469

		81,266,482

Austria — 0.5%
BAWAG Group AG(c)	49,440	2,578,836
Erste Group Bank AG	96,229	3,891,639
OMV AG	17,946	766,272

		7,236,747

Belgium — 1.1%
Groupe Bruxelles Lambert NV	22,662	1,798,521
KBC Group NV	33,634	1,928,156
Sofina SA(b)	5,017	1,118,145
Solvay SA	62,497	7,239,656
UCB SA	51,278	3,792,507
Warehouses De Pauw CVA	7,898	221,944

		16,098,929

China — 0.3%
Budweiser Brewing Co. APAC Ltd.(c)	296,300	523,145
Prosus NV	105,804	3,498,000

		4,021,145

Denmark — 4.1%
AP Moller - Maersk A/S, Class A	34	52,745
AP Moller - Maersk A/S, Class B	1,970	3,110,643
Coloplast A/S, Class B	343	40,473
DSV A/S	55,507	8,350,836
Genmab A/S(a)	8,091	2,544,744
GN Store Nord AS(a)	13,687	322,113
Novo Nordisk A/S, Class B	413,117	42,205,956
Orsted AS(c)	47,315	2,227,960

		58,855,470

Finland — 0.2%
Nordea Bank Abp	291,245	3,255,948
UPM-Kymmene Oyj	784	27,428

		3,283,376

France — 8.8%
Aeroports de Paris SA	822	101,355
Air Liquide SA	2,174	412,147
Alstom SA	6,020	74,594
Amundi SA(c)	710	43,766
Arkema SA	3,951	402,043
AXA SA	90,151	2,810,943
Bureau Veritas SA	11,051	267,555

Security	Shares	Value

France (continued)
Carrefour SA	256,151	$4,856,562
Covivio SA	1,806	88,265
Credit Agricole SA	1,064,344	13,948,860
Dassault Aviation SA	13,573	2,695,701
Dassault Systemes SE	234,484	10,997,434
Eiffage SA	76,213	7,726,524
Engie SA	491,453	8,528,234
Eurazeo SE	1,446	108,660
Forvia SE(a)	64,386	1,270,833
Gecina SA	16,013	1,773,059
Getlink SE	70,143	1,281,733
Hermes International SCA	8,200	16,994,612
La Francaise des Jeux SAEM, Class A(c)	2,389	86,449
Legrand SA	1,717	165,603
L’Oreal SA	3,293	1,547,352
LVMH Moet Hennessy Louis Vuitton SE	10,102	7,730,849
Nexans SA	741	58,344
Pernod Ricard SA	18,128	3,131,800
Rexel SA	84,311	2,034,582
Sanofi SA	18,300	1,706,748
Schneider Electric SE	63,434	11,675,200
TotalEnergies SE	35,248	2,402,476
Ubisoft Entertainment SA(a)	133,298	3,793,964
Valeo SE	163,782	2,378,175
Vallourec SACA(a)	44,702	657,718
Veolia Environnement SA	338,388	10,667,844
Vinci SA	7,752	948,404
Vivendi SE	105,394	997,547
Wendel SE	1,711	144,887
Worldline SA(a)(c)	21,700	337,254

		124,848,076

Germany — 10.0%
adidas AG, Class N	7,670	1,605,589
BASF SE	305,306	14,202,046
Bayer AG, Registered Shares	5,870	200,925
Bayerische Motoren Werke AG	82,798	8,639,334
Delivery Hero SE(a)(c)	26,346	835,132
Deutsche Post AG, Registered Shares	48,290	2,269,102
Deutsche Telekom AG, Registered Shares	793,372	19,015,753
Evonik Industries AG	4,403	82,339
Infineon Technologies AG, Class N	366,642	14,146,720
KION Group AG	4,281	156,115
LANXESS AG	37,765	918,735
Mercedes-Benz Group AG, Class N	263,908	17,159,127
Nemetschek SE	21,598	1,885,559
RWE AG	144,643	6,200,010
SAP SE	175,047	27,844,834
Siemens AG, Registered Shares	142,286	23,901,567
Zalando SE(a)(c)	112,753	2,688,275

		141,751,162

Hong Kong — 2.0%
AIA Group Ltd.	2,398,200	20,617,643
CK Asset Holdings Ltd.	289,500	1,370,893
CK Infrastructure Holdings Ltd.	42,500	210,458
Hongkong Land Holdings Ltd.	45,600	146,873
Jardine Matheson Holdings Ltd.	83,300	3,226,173
New World Development Co. Ltd.(b)	1,045,000	1,554,985
Sino Land Co. Ltd.	342,000	344,150
Sun Hung Kai Properties Ltd.	54,000	529,452
Swire Pacific Ltd., Class A	5,500	35,644

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd.	171,600	$333,242
Wharf Real Estate Investment Co. Ltd.	223,000	702,847

		29,072,360

India — 0.0%
AceVector Ltd. (Acquired 05/07/14, cost $804,375)(a)(d)(e)	172,800	102,818

Ireland — 0.0%
James Hardie Industries PLC(a)	12,940	413,232
Kingspan Group PLC	3,429	272,485

		685,717

Israel — 0.4%
Bank Hapoalim BM	52,371	442,450
Bank Leumi Le-Israel BM	112,527	843,452
Nice Ltd.(a)	10,301	1,955,343
Teva Pharmaceutical Industries Ltd.(a)	177,140	1,735,772

		4,977,017

Italy — 2.8%
Assicurazioni Generali SpA	85,920	1,779,377
Enel SpA	2,548,129	18,007,218
Eni SpA	2,568	42,584
Ferrari NV	15,486	5,580,805
Intesa Sanpaolo SpA	1,378,312	3,973,118
Leonardo SpA	80,068	1,228,798
MFE-MediaForEurope NV, Class A	23	56
MFE-MediaForEurope NV, Class B(b)	2	7
Moncler SpA	8,015	444,140
Poste Italiane SpA(c)	181,680	1,958,121
Recordati Industria Chimica e Farmaceutica SpA	24,957	1,201,943
Snam SpA	153,871	775,309
UniCredit SpA	153,182	4,178,011

		39,169,487

Japan — 23.8%
Asahi Kasei Corp.	25,600	177,741
Astellas Pharma, Inc.	749,600	9,136,024
Canon, Inc.	35,500	914,642
Central Japan Railway Co.	298,100	7,151,469
Concordia Financial Group Ltd.	24,900	117,193
Dai-ichi Life Holdings, Inc.	83,900	1,758,848
Daito Trust Construction Co. Ltd.	12,200	1,343,889
Daiwa House Industry Co. Ltd.	49,000	1,392,308
Denso Corp.	149,300	2,343,076
DMG Mori Co. Ltd.	163,400	2,944,071
ENEOS Holdings, Inc.	639,800	2,518,232
Fast Retailing Co. Ltd.	65,500	16,640,042
GMO Payment Gateway, Inc.	29,600	1,735,583
Hikari Tsushin, Inc.	400	62,038
Hitachi Ltd.	206,800	14,379,068
Honda Motor Co. Ltd.	20,800	212,762
Hoya Corp.	30,500	3,430,530
Hulic Co. Ltd.	118,500	1,176,768
ITOCHU Corp.	119,700	4,653,629
J Front Retailing Co. Ltd.	126,300	1,156,962
Japan Exchange Group, Inc.	44,800	914,472
Japan Post Bank Co. Ltd.	129,000	1,272,287
Japan Post Holdings Co. Ltd.	1,184,200	10,462,778
Japan Tobacco, Inc.	581,100	14,942,847
JFE Holdings, Inc.	39,500	583,461
JGC Holdings Corp.	8,600	96,908
Kakaku.com, Inc.	137,600	1,557,338
KDDI Corp.	79,500	2,483,426

Security	Shares	Value

Japan (continued)
KDX Realty Investment Corp.	60	$68,721
Kobayashi Pharmaceutical Co. Ltd.	8,600	396,706
Komatsu Ltd.	149,600	3,826,632
Konica Minolta, Inc.(a)	42,500	134,646
Kubota Corp.	4,300	61,760
Kyowa Kirin Co. Ltd.	105,900	1,750,645
Lawson, Inc.	74,100	3,659,019
M3, Inc.	65,600	1,082,569
Marubeni Corp.	53,500	836,093
Marui Group Co. Ltd.	102,700	1,642,621
Mitsubishi Chemical Group Corp.	589,500	3,865,470
Mitsubishi Corp.	282,800	13,186,470
Mitsubishi Electric Corp.	23,300	315,621
Mitsubishi Estate Co. Ltd.	136,300	1,842,568
Mitsubishi HC Capital, Inc.	71,500	466,397
Mitsubishi UFJ Financial Group, Inc.	1,495,500	12,742,660
Mitsui & Co. Ltd.	327,100	11,928,364
Mitsui Fudosan Co. Ltd.	253,700	5,963,805
Mizuho Financial Group, Inc.	224,300	3,806,300
MS&AD Insurance Group Holdings, Inc.	202,800	7,635,701
Murata Manufacturing Co. Ltd.	54,600	1,061,000
Nexon Co. Ltd.	73,700	1,592,559
Nidec Corp.	161,200	6,112,433
Nikon Corp.	117,200	1,131,567
Nintendo Co. Ltd.	144,000	6,712,189
Nippon Express Holdings, Inc.	36,300	1,980,175
Nippon Paint Holdings Co. Ltd.	49,500	368,997
Nippon Telegraph & Telephone Corp.	2,988,600	3,497,398
Nissan Motor Co. Ltd.	1,334,900	5,298,673
Nomura Holdings, Inc.	182,200	746,144
Nomura Real Estate Holdings, Inc.	2,700	65,843
NSK Ltd.	242,700	1,273,960
Obic Co. Ltd.	9,100	1,392,251
Omron Corp.	52,700	2,209,456
Ono Pharmaceutical Co. Ltd.	114,800	2,115,078
Oracle Corp. Japan	9,500	731,587
Oriental Land Co. Ltd.	57,700	1,960,022
ORIX Corp.	249,200	4,552,644
Otsuka Corp.	1,400	57,039
Otsuka Holdings Co. Ltd.	59,600	2,299,096
Pan Pacific International Holdings Corp.	27,900	604,438
Panasonic Holdings Corp.	1,041,400	10,730,704
Rakuten Group, Inc.	580,700	2,294,867
Recruit Holdings Co. Ltd.	480,100	17,741,820
Resona Holdings, Inc.	190,600	992,846
SBI Holdings, Inc.	2,000	43,388
SCREEN Holdings Co. Ltd.	24,500	1,782,273
Sega Sammy Holdings, Inc.	256,300	3,720,721
Sekisui House Ltd.	204,600	4,189,264
SHIFT, Inc.(a)	1,400	324,795
Shiseido Co. Ltd.	86,800	2,325,246
Skylark Holdings Co. Ltd.(a)	151,900	2,236,165
SoftBank Corp.	255,800	3,108,716
SoftBank Group Corp.	91,900	3,723,937
Sompo Holdings, Inc.	42,000	1,926,683
Subaru Corp.	4,700	83,845
Sumitomo Chemical Co. Ltd.	47,300	120,784
Sumitomo Corp.	11,300	236,920
Sumitomo Electric Industries Ltd.	60,400	750,099
Sumitomo Mitsui Financial Group, Inc.	120,200	5,913,534
Sumitomo Mitsui Trust Holdings, Inc.	23,300	876,909
Sumitomo Realty & Development Co. Ltd.	39,500	1,117,151

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
T&D Holdings, Inc.	44,700	$665,097
Takeda Pharmaceutical Co. Ltd.	146,900	4,164,312
Terumo Corp.	12,700	405,479
Toho Co. Ltd.	17,000	589,145
Tokio Marine Holdings, Inc.	551,800	13,663,749
Tokyo Electron Ltd.	118,200	18,989,024
Tokyo Tatemono Co. Ltd.	9,100	129,538
Toyota Motor Corp.	398,300	7,562,064
Toyota Tsusho Corp.	4,200	232,744

		337,175,528

Luxembourg — 1.0%
ArcelorMittal SA	586,191	14,737,461
SES SA	9	54

		14,737,515

Macau — 0.1%
Galaxy Entertainment Group Ltd.	50,000	258,655
Sands China Ltd.(a)	459,600	1,127,167

		1,385,822

Netherlands — 4.4%
ABN AMRO Bank NV, CVA(c)	62,183	835,699
Adyen NV(a)(c)	1,331	1,556,279
Argenx SE(a)	3,592	1,602,183
ASML Holding NV	19,275	13,136,426
Euronext NV(c)	10,389	862,410
ING Groep NV	1,055,720	14,831,796
Koninklijke Philips NV(a)	29,030	595,732
NN Group NV	27,785	1,060,387
Shell PLC	594,458	19,215,770
Signify NV(c)	100,219	2,916,280
Stellantis NV	248,675	5,404,799
Wolters Kluwer NV, Class C	5,127	706,207

		62,723,968

New Zealand — 0.2%
Xero Ltd.(a)	33,619	2,292,118

Norway — 1.4%
DNB Bank ASA	209,615	3,996,070
Equinor ASA	447,645	14,301,940
Norsk Hydro ASA	24,554	142,580
Yara International ASA	23,636	801,857

		19,242,447

Portugal — 0.0%
EDP - Energias de Portugal SA	51,140	244,579

Singapore — 1.6%
CapitaLand Integrated Commercial Trust(b)	377,400	513,357
CapitaLand Investment Ltd.	452,900	1,025,698
DBS Group Holdings Ltd.	141,400	3,358,912
Jardine Cycle & Carriage Ltd.	120,400	2,568,622
Singapore Airlines Ltd.	1,153,700	5,470,851
Singapore Telecommunications Ltd.	2,652,500	4,570,392
STMicroelectronics NV	54,520	2,588,027
United Overseas Bank Ltd.	111,600	2,277,675
UOL Group Ltd.	16,100	70,987

		22,444,521

South Africa — 0.0%
Anglo American PLC	15,745	426,106

Spain — 3.6%
Acciona SA	13,022	1,838,018
ACS Actividades de Construccion y Servicios SA	20,931	836,661

Security	Shares	Value

Spain (continued)
Amadeus IT Group SA	100,562	$6,904,258
Banco Santander SA	4,452,681	18,457,397
Bankinter SA	112,063	788,459
CaixaBank SA	1,821,454	8,204,161
EDP Renovaveis SA	4,105	74,975
Iberdrola SA	72,836	900,179
Industria de Diseno Textil SA	161,855	6,678,954
Repsol SA	93,091	1,429,444
Telefonica SA	1,098,040	4,735,022

		50,847,528

Sweden — 2.3%
Assa Abloy AB, Class B	322,346	8,258,629
Atlas Copco AB, B Shares	63,319	836,307
Electrolux AB, Class B(a)	251,176	2,472,760
Elekta AB, B Shares	218,388	1,704,397
Essity AB, Class B	19,762	494,393
Evolution AB(c)	2,103	217,871
H & M Hennes & Mauritz AB, B Shares	515,861	8,262,206
Hexagon AB, B Shares	17,458	174,857
Investor AB, B Shares	187,528	3,896,087
SKF AB, B Shares	66,306	1,247,936
Swedish Orphan Biovitrum AB(a)	6,447	153,197
Telefonaktiebolaget LM Ericsson, B Shares	17,079	84,454
Trelleborg AB, B Shares	105,862	3,285,783
Volvo Car AB, Class B(a)	336,428	1,098,105

		32,186,982

Switzerland — 10.0%
ABB Ltd., Registered Shares	476,089	18,933,373
Avolta AG, Registered Shares(a)	40,218	1,404,986
Chocoladefabriken Lindt & Spruengli AG, NVS	77	952,083
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	11	1,345,448
Holcim AG	84,541	6,218,814
Kuehne + Nagel International AG, Registered Shares	6,078	1,759,409
Logitech International SA, Registered Shares	90,445	7,906,707
Medmix AG(c)	2	43
Nestlé SA, Registered Shares	347,843	39,580,598
Novartis AG, Registered Shares	296,140	28,905,716
Roche Holding AG	3,548	1,010,828
Roche Holding AG, NVS	81,364	21,888,637
SGS SA, Registered Shares	84,268	7,171,448
Temenos AG, Registered Shares	55,799	4,735,104

		141,813,194

United Kingdom — 12.4%
AstraZeneca PLC	95,528	12,295,065
Auto Trader Group PLC(c)	447,556	4,104,968
Aviva PLC	154,147	813,892
BAE Systems PLC	1,166,265	15,473,213
Barclays PLC	1,869,898	3,343,350
BP PLC	2,921,773	17,763,423
British American Tobacco PLC	567,636	18,062,184
British Land Co. PLC (The)	654,324	2,913,958
Bunzl PLC	1,597	60,625
Carnival PLC(a)	41,221	546,891
CK Hutchison Holdings Ltd.	31,500	158,036
Close Brothers Group PLC	15	146
CNH Industrial NV	320,403	3,405,862
ConvaTec Group PLC(c)	46,937	133,303
Diageo PLC	35,398	1,238,978
Direct Line Insurance Group PLC(a)	219,470	522,940
Drax Group PLC	37,611	207,401

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Dunelm Group PLC	24	$317
easyJet PLC(a)	282,458	1,624,596
Experian PLC	337,143	12,394,612
GSK PLC	361,216	6,490,134
Halma PLC	29,050	783,990
HSBC Holdings PLC	823,430	6,289,691
IG Group Holdings PLC	42,400	366,685
IMI PLC	29,903	591,010
Imperial Brands PLC	82,178	1,921,233
Intertek Group PLC	41,421	2,088,532
Johnson Matthey PLC	2,724	53,387
Just Eat Takeaway.com NV(a)(c)	274,812	4,301,561
Lloyds Banking Group PLC	378,332	208,570
London Stock Exchange Group PLC	60,443	6,813,946
Pearson PLC	7,992	94,805
Reckitt Benckiser Group PLC	36,434	2,487,238
RELX PLC	49,239	1,894,856
Rightmove PLC	314,791	2,171,311
Rolls-Royce Holdings PLC(a)	10,018	34,186
Smiths Group PLC	578,658	12,073,568
Spectris PLC	50,844	2,162,198
Standard Chartered PLC	124,021	1,026,666
Tate & Lyle PLC	31,353	244,218
Tesco PLC	1,729,110	6,249,017
Unilever PLC	167,553	7,993,413
Vodafone Group PLC	15,824,702	14,229,076
Weir Group PLC (The)	4,003	94,883

		175,727,934

United States — 0.1%
CRH PLC	9,584	606,107
Ferrovial SE	15,901	549,925

		1,156,032

Total Common Stocks — 96.8% (Cost: $1,208,785,017)		1,373,773,060

Preferred Securities

Preferred Stocks — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG, Preference Shares	6,849	650,854

Total Preferred Securities — 0.1% (Cost: $653,795)		650,854

Total Long-Term Investments — 96.9% (Cost: $1,209,438,812)		1,374,423,914

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(f)(g)	34,662,191	$34,662,191
SL Liquidity Series, LLC, Money Market Series, 5.56%(f)(g)(h)	1,170,453	1,172,106

Total Short-Term Securities — 2.5% (Cost: $35,833,932)		35,834,297

Total Investments — 99.4% (Cost: $1,245,272,744)		1,410,258,211

Other Assets Less Liabilities — 0.6%		8,417,980

Net Assets — 100.0%		$1,418,676,191

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $102,818, representing 0.0% of its net assets as of period end, and an original cost of $804,375.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage International Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$39,104,394	$—	$(4,442,203	)(a)	$—	$—	$34,662,191	34,662,191	$769,785		$—
SL Liquidity Series, LLC, Money Market Series	2,613,380	—	(1,442,257	)(a)	811	172	1,172,106	1,170,453	11,798	(b)	—

					$811	$172	$35,834,297		$781,583		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	291	12/15/23	$30,942	$796,789

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$796,789	$—	$—	$—	$796,789

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,296,700)	$—	$—	$—	$(1,296,700)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,073,132	$—	$—	$—	$2,073,132

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$29,814,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$128	$81,266,354	$—	$81,266,482
Austria	—	7,236,747	—	7,236,747
Belgium	—	16,098,929	—	16,098,929
China	—	4,021,145	—	4,021,145
Denmark	—	58,855,470	—	58,855,470
Finland	27,428	3,255,948	—	3,283,376
France	58,344	124,789,732	—	124,848,076
Germany	—	141,751,162	—	141,751,162
Hong Kong	—	29,072,360	—	29,072,360
India	—	—	102,818	102,818
Ireland	—	685,717	—	685,717
Israel	—	4,977,017	—	4,977,017
Italy	63	39,169,424	—	39,169,487
Japan	3,778,096	333,397,432	—	337,175,528
Luxembourg	—	14,737,515	—	14,737,515
Macau	—	1,385,822	—	1,385,822
Netherlands	—	62,723,968	—	62,723,968
New Zealand	—	2,292,118	—	2,292,118
Norway	—	19,242,447	—	19,242,447
Portugal	—	244,579	—	244,579
Singapore	—	22,444,521	—	22,444,521
South Africa	—	426,106	—	426,106
Spain	—	50,847,528	—	50,847,528
Sweden	153,197	32,033,785	—	32,186,982
Switzerland	43	141,813,151	—	141,813,194
United Kingdom	451,619	175,276,315	—	175,727,934
United States	—	1,156,032	—	1,156,032
Preferred Securities	—	650,854	—	650,854
Short-Term Securities
Money Market Funds	34,662,191	—	—	34,662,191

	$39,131,109	$1,369,852,178	$102,818	1,409,086,105

Investments valued at NAV(a)				1,172,106

				$1,410,258,211

Derivative Financial Instruments(b)
Assets

Equity Contracts	$796,789	$—	$—	$796,789

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) November 30, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Lockheed Martin Corp.	12,761	$5,713,993

Air Freight & Logistics — 0.7%
FedEx Corp.	29,584	7,657,227

Automobiles — 2.4%
General Motors Co.	35,382	1,118,071
Tesla, Inc.(a)	100,107	24,033,689

		25,151,760

Beverages — 1.9%
Coca-Cola Co. (The)	82,238	4,805,989
PepsiCo, Inc.	87,754	14,768,120

		19,574,109

Biotechnology — 4.1%
AbbVie, Inc.	83,751	11,925,305
ACADIA Pharmaceuticals, Inc.(a)	11,662	259,829
Amgen, Inc.	63,937	17,239,973
Exelixis, Inc.(a)	63,103	1,376,276
Incyte Corp.(a)	136,037	7,392,251
Neurocrine Biosciences, Inc.(a)	22,986	2,679,938
Seagen, Inc.(a)	6,158	1,312,947
Ultragenyx Pharmaceutical, Inc.(a)	20,150	782,827
United Therapeutics Corp.(a)	898	215,520

		43,184,866

Broadline Retail — 5.1%
Amazon.com, Inc.(a)	354,501	51,789,051
MercadoLibre, Inc.(a)	1,156	1,873,252

		53,662,303

Building Products — 0.3%
A O Smith Corp.	8,200	617,952
Builders FirstSource, Inc.(a)	20,771	2,785,599
Owens Corning	1,209	163,916

		3,567,467

Capital Markets — 1.4%
Moody’s Corp.	24,741	9,029,476
S&P Global, Inc.	13,440	5,588,755

		14,618,231

Chemicals — 1.2%
Cabot Corp.	1	76
Ecolab, Inc.	10,638	2,039,624
Sherwin-Williams Co. (The)	38,880	10,839,744

		12,879,444

Commercial Services & Supplies — 1.0%
Cintas Corp.	18,124	10,027,103

Communications Equipment — 0.2%
Arista Networks, Inc.(a)	9,690	2,128,990

Construction & Engineering — 0.6%
EMCOR Group, Inc.	16,967	3,605,827
Valmont Industries, Inc.	11,849	2,601,685

		6,207,512

Consumer Staples Distribution & Retail — 0.6%
Sysco Corp.	44,452	3,208,101
Walmart, Inc.	20,874	3,249,873

		6,457,974

Security	Shares	Value

Electrical Equipment — 0.3%
AMETEK, Inc.	4,883	$757,988
Rockwell Automation, Inc.	8,803	2,424,698

		3,182,686

Electronic Equipment, Instruments & Components — 1.5%
Flex Ltd.(a)	106,388	2,707,575
TE Connectivity Ltd.	100,789	13,203,359

		15,910,934

Entertainment — 1.3%
Electronic Arts, Inc.	18,476	2,549,873
Netflix, Inc.(a)	15,616	7,401,516
Spotify Technology SA(a)	17,985	3,329,203

		13,280,592

Financial Services — 5.5%
Block, Inc., Class A(a)	133,863	8,490,930
Euronet Worldwide, Inc.(a)	1,501	130,917
Fiserv, Inc.(a)	3,115	406,850
Jack Henry & Associates, Inc.	23,125	3,669,706
Mastercard, Inc., Class A	70,054	28,990,447
Visa, Inc., Class A	63,532	16,307,394

		57,996,244

Food Products — 0.6%
Archer-Daniels-Midland Co.	2,107	155,349
Hershey Co. (The)	32,779	6,159,830

		6,315,179

Ground Transportation — 0.1%
Old Dominion Freight Line, Inc.	2,007	780,843

Health Care Equipment & Supplies — 2.0%
Dexcom, Inc.(a)	20,440	2,361,229
Edwards Lifesciences Corp.(a)	42,433	2,873,138
IDEXX Laboratories, Inc.(a)	7,323	3,411,200
Medtronic PLC	44,635	3,538,217
ResMed, Inc.	12,599	1,987,240
Stryker Corp.	21,795	6,458,512

		20,629,536

Health Care Providers & Services — 1.4%
Cencora, Inc.	2,561	520,831
Elevance Health, Inc.	28,268	13,554,223
Tenet Healthcare Corp.(a)	6,546	451,739
UnitedHealth Group, Inc.	1,105	611,032

		15,137,825

Health Care Technology — 0.3%
Teladoc Health, Inc.(a)	146,987	2,666,344

Hotels, Restaurants & Leisure — 2.6%
Booking Holdings, Inc.(a)	3,840	12,002,688
Boyd Gaming Corp.	69,200	4,086,260
McDonald’s Corp.	18,051	5,087,494
Starbucks Corp.	46,643	4,631,650
Travel + Leisure Co.	40,546	1,445,059

		27,253,151

Household Durables — 0.4%
DR Horton, Inc.	19,193	2,450,370
Toll Brothers, Inc.	1,428	122,651
TopBuild Corp.(a)	5,094	1,506,704

		4,079,725

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 0.4%
Kimberly-Clark Corp.	26,072	$3,225,888
Procter & Gamble Co. (The)	5,996	920,506

		4,146,394

Insurance — 0.1%
Marsh & McLennan Cos., Inc.	4,009	799,475
W. R. Berkley Corp.	1,950	141,472

		940,947

Interactive Media & Services — 9.2%
Alphabet, Inc., Class A(a)	147,245	19,514,380
Alphabet, Inc., Class C, NVS(a)	231,713	31,031,005
Meta Platforms, Inc., Class A(a)	141,059	46,147,452
Pinterest, Inc., Class A(a)	5,447	185,579

		96,878,416

IT Services — 0.8%
Akamai Technologies, Inc.(a)	16,873	1,949,338
Amdocs Ltd.	9,379	785,679
Cognizant Technology Solutions Corp., Class A	9,464	666,076
Snowflake, Inc., Class A(a)	17,358	3,257,749
VeriSign, Inc.(a)	4,546	964,661
Wix.com Ltd.(a)	3,193	324,090

		7,947,593

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	66,775	8,533,845
Mettler-Toledo International, Inc.(a)	347	378,900

		8,912,745

Machinery — 1.0%
Illinois Tool Works, Inc.	24,254	5,874,561
Oshkosh Corp.	21,381	2,080,157
Otis Worldwide Corp.	28,602	2,453,766
Parker-Hannifin Corp.	571	247,346

		10,655,830

Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	73,684	3,638,516
Eli Lilly & Co.	38,586	22,805,869
Zoetis, Inc., Class A	3,891	687,423

		27,131,808

Semiconductors & Semiconductor Equipment — 9.1%
Applied Materials, Inc.	118,279	17,715,829
ARM Holdings PLC, ADR(a)(b)	24,732	1,521,018
Broadcom, Inc.	486	449,905
Cirrus Logic, Inc.(a)	9,229	700,573
KLA Corp.	1,329	723,800
Lam Research Corp.	6,244	4,470,205
MaxLinear, Inc.(a)	13,095	245,269
NVIDIA Corp.	107,750	50,394,675
NXP Semiconductors NV	14,557	2,970,793
QUALCOMM, Inc.	126,869	16,372,444

		95,564,511

Software — 20.4%
Adobe, Inc.(a)	42,468	25,948,373
Atlassian Corp., Class A(a)	4,284	818,030
Autodesk, Inc.(a)	7,410	1,618,566
Cadence Design Systems, Inc.(a)	39,543	10,805,916
Fortinet, Inc.(a)	52,853	2,777,954
FreedomPay, Inc.(a)(c)	43,051	414,151

Security	Shares	Value

Software (continued)
Manhattan Associates, Inc.(a)	34,908	$7,786,229
Microsoft Corp.	370,901	140,538,098
Palo Alto Networks, Inc.(a)	3,716	1,096,554
Salesforce, Inc.(a)	34,536	8,699,618
ServiceNow, Inc.(a)	16,990	11,650,722
Teradata Corp.(a)	38,684	1,827,819
Workday, Inc., Class A(a)	2,561	693,314

		214,675,344

Specialty Retail — 3.7%
AutoNation, Inc.(a)	35,778	4,839,690
Best Buy Co., Inc.	85,439	6,061,043
Home Depot, Inc. (The)	297	93,106
O’Reilly Automotive, Inc.(a)	4,266	4,190,833
Penske Automotive Group, Inc.	9,879	1,474,935
TJX Cos., Inc. (The)	188,862	16,640,631
Ulta Beauty, Inc.(a)	4,530	1,929,735
Wayfair, Inc., Class A(a)	67,547	3,769,122

		38,999,095

Technology Hardware, Storage & Peripherals — 13.0%
Apple Inc.	630,587	119,780,001
Dell Technologies, Inc., Class C	57,747	4,381,265
Hewlett Packard Enterprise Co.	263,868	4,462,008
HP, Inc.	276,122	8,101,419
Pure Storage, Inc., Class A(a)	2,932	97,665

		136,822,358

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica, Inc.(a)	23,464	10,483,715
Skechers U.S.A., Inc., Class A(a)	47,682	2,808,947

		13,292,662

Trading Companies & Distributors — 0.6%
WW Grainger, Inc.	8,172	6,424,745

Total Long-Term Investments — 99.0% (Cost: $636,507,246)		1,040,456,486

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(d)(e)	9,017,960	9,017,960
SL Liquidity Series, LLC, Money Market Series, 5.56%(d)(e)(f)	2,250,146	2,251,046

Total Short-Term Securities — 1.1% (Cost: $11,268,913)		11,269,006

Total Investments — 100.1% (Cost: $647,776,159)		1,051,725,492

Liabilities in Excess of Other Assets — (0.1)%		(578,265)

Net Assets — 100.0%		$1,051,147,227

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Growth Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,109,397	$2,908,563	(a)	$—		$—	$—	$9,017,960	9,017,960	$232,344		$—
SL Liquidity Series, LLC, Money Market Series	12,171,918	—		(9,919,874	)(a)	(2,273)	1,275	2,251,046	2,250,146	113,214	(b)	—

						$(2,273)	$1,275	$11,269,006		$345,558		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	36	12/15/23	$11,510	$407,875

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$407,875	$—	$—	$—	$407,875

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,171,680	$—	$—	$—	$1,171,680

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$747	$—	$—	$—	$747

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Growth Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$11,193,255

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,040,042,335	$—	$414,151	$1,040,456,486
Short-Term Securities
Money Market Funds	9,017,960	—	—	9,017,960

	$1,049,060,295	$—	$414,151	1,049,474,446

Investments valued at NAV(a)				2,251,046

				$1,051,725,492

Derivative Financial Instruments(b)
Assets
Equity Contracts	$407,875	$—	$—	$407,875

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
AAR Corp.(a)(b)	43,870	$3,040,191
Ducommun, Inc.(a)	101,955	5,136,493
HEICO Corp., Class A	7,286	1,001,169
Moog, Inc., Class A	6,214	870,022
V2X, Inc.(a)	40,110	1,700,664

		11,748,539

Air Freight & Logistics — 0.1%
Hub Group, Inc., Class A(a)	52,281	3,949,829

Automobile Components — 2.1%
Adient PLC(a)	362,401	11,669,312
Cooper-Standard Holdings, Inc.(a)	84,866	1,505,523
Dana, Inc.	1,108,365	14,641,502
Gentherm, Inc.(a)	41,157	1,889,930
Goodyear Tire & Rubber Co. (The)(a)	332,251	4,614,966
Modine Manufacturing Co.(a)(b)	130,291	6,410,317
Motorcar Parts of America, Inc.(a)	37,624	362,695
Patrick Industries, Inc.	45,578	3,739,219
Standard Motor Products, Inc.	107,857	3,879,616
Visteon Corp.(a)	166,667	19,778,373

		68,491,453

Automobiles — 0.1%
Winnebago Industries, Inc.	52,980	3,424,097

Banks — 8.4%
Amalgamated Financial Corp.	261,974	5,501,454
Ameris Bancorp	87,709	3,734,649
Axos Financial, Inc.(a)	79,848	3,055,783
Bank of Marin Bancorp	65,532	1,260,180
Bank7 Corp.	567	13,495
BankFinancial Corp.	42,534	379,829
Bar Harbor Bankshares	4,194	108,918
BayCom Corp.	962	20,106
Business First Bancshares, Inc.	75,468	1,526,718
Byline Bancorp, Inc.	19,920	398,201
Capital City Bank Group, Inc.	184,595	4,936,070
Capstar Financial Holdings, Inc.	84,264	1,384,458
Civista Bancshares, Inc.	12,647	197,926
Colony Bankcorp, Inc.	3,247	34,840
Community Trust Bancorp, Inc.	56,023	2,229,155
ConnectOne Bancorp, Inc.	148,378	2,917,111
CVB Financial Corp.	143,079	2,558,253
Dime Community Bancshares, Inc.	50,471	1,014,467
Eagle Bancorp, Inc.	8,553	203,048
Enterprise Bancorp, Inc.	21,593	583,659
Enterprise Financial Services Corp.	244,201	9,575,121
FB Financial Corp.	233,547	7,837,837
Financial Institutions, Inc.	70,662	1,226,692
First Bancshares, Inc. (The)	102,807	2,637,000
First Busey Corp.	122,633	2,661,136
First Business Financial Services, Inc.	47,081	1,646,893
First Community Bankshares, Inc.	65,814	2,149,485
First Financial Corp.	60,776	2,324,682
First Financial Northwest, Inc.	117,364	1,411,889
First Foundation, Inc.	77,299	454,518
First Internet Bancorp	65,618	1,439,659
First Interstate BancSystem, Inc., Class A	567,106	14,682,374
First Merchants Corp.	112,751	3,458,073
First United Corp.	31,236	577,866
FS Bancorp, Inc.	1,488	45,161
Fulton Financial Corp.	484,629	6,896,271

Security	Shares	Value

Banks (continued)
Hancock Whitney Corp.	647,308	$26,701,455
HBT Financial, Inc.	161,953	3,036,619
Heartland Financial U.S.A., Inc.	1,031,712	31,910,852
Heritage Commerce Corp.	709,749	6,025,769
Heritage Financial Corp.	37,249	663,777
HomeTrust Bancshares, Inc.	124,557	2,874,776
Hope Bancorp, Inc.	26,254	257,289
Horizon Bancorp, Inc.	585,531	6,376,433
Independent Bank Corp.	126,223	2,728,941
Independent Bank Group, Inc.	50,534	1,954,655
International Bancshares Corp.	40,172	1,802,518
Lakeland Bancorp, Inc.	404,105	5,006,861
MainStreet Bancshares, Inc.	10,441	217,382
Mercantile Bank Corp.	60,878	2,093,594
Meridian Corp.	440	5,768
Mid Penn Bancorp, Inc.	65,703	1,321,944
Midland States Bancorp, Inc.	301,973	6,818,550
MidWestOne Financial Group, Inc.	17,786	374,573
MVB Financial Corp.	8,732	174,553
National Bank Holdings Corp., Class A	42,538	1,404,179
Northrim BanCorp, Inc.	117,783	5,814,947
OceanFirst Financial Corp.	1,259,093	17,451,029
Origin Bancorp, Inc.	69,992	2,223,646
Peapack-Gladstone Financial Corp.	62,196	1,544,949
Premier Financial Corp.	339,370	6,777,219
Primis Financial Corp.	5,858	58,639
RBB Bancorp	2,173	33,203
Republic Bancorp, Inc., Class A	32,644	1,532,636
Republic First Bancorp, Inc.(a)	1,198,112	101,240
Riverview Bancorp, Inc.	214,923	1,285,240
Sandy Spring Bancorp, Inc.	237,353	5,226,513
Seacoast Banking Corp. of Florida	28,681	666,546
Shore Bancshares, Inc.	138,798	1,657,248
Sierra Bancorp	82,339	1,543,033
SmartFinancial, Inc.	42,987	918,632
South Plains Financial, Inc.	80,530	2,093,780
Southern First Bancshares, Inc.(a)	50,275	1,477,080
Summit Financial Group, Inc.	15,941	372,541
Third Coast Bancshares, Inc.(a)	6,565	111,277
Timberland Bancorp, Inc.	7,135	207,914
Towne Bank	188,289	4,944,469
UMB Financial Corp.	74,003	5,303,055
United Bankshares, Inc.	191,347	6,335,499
Univest Financial Corp.	186,626	3,525,365
Veritex Holdings, Inc.	66,755	1,277,691
Washington Trust Bancorp, Inc.	211,109	5,645,055
WesBanco, Inc.	342,447	9,115,939
Western New England Bancorp, Inc.	6,620	51,967
Wintrust Financial Corp.	13,885	1,189,528

		281,319,345

Beverages — 1.0%
Coca-Cola Consolidated, Inc.	1,476	1,084,151
MGP Ingredients, Inc.	93,362	7,977,783
National Beverage Corp.(a)	56,451	2,683,681
Primo Water Corp.	1,368,028	19,658,562
Vita Coco Co., Inc. (The)(a)	27,685	776,841

		32,181,018

Biotechnology — 7.1%
2seventy bio, Inc.(a)	87,321	159,797
4D Molecular Therapeutics, Inc.(a)	64,588	821,559
ACADIA Pharmaceuticals, Inc.(a)(b)	196,111	4,369,353
Agenus, Inc.(a)(b)	795,301	618,028

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Agios Pharmaceuticals, Inc.(a)(b)	127,088	$2,825,166
Alector, Inc.(a)(b)	677,289	3,670,906
Alkermes PLC(a)	453,202	10,940,296
Allakos, Inc.(a)(b)	111,299	247,084
Allogene Therapeutics, Inc.(a)(b)	337,216	792,458
ALX Oncology Holdings, Inc.(a)	45,110	353,662
Amicus Therapeutics, Inc.(a)	174,181	1,919,475
Anika Therapeutics, Inc.(a)	39,041	855,388
Apollomics, Inc., Class A(a)	4,107	3,881
Applied Molecular Transport, Inc.(a)	65,272	12,793
Arcus Biosciences, Inc.(a)	212,865	3,205,747
Arrowhead Pharmaceuticals, Inc.(a)(b)	57,707	1,223,388
ARS Pharmaceuticals, Inc.(a)	65	314
Atossa Therapeutics, Inc.(a)(b)	338,308	251,397
Beam Therapeutics, Inc.(a)(b)	221,014	6,206,073
BioAtla, Inc.(a)	141,176	249,882
BioCryst Pharmaceuticals, Inc.(a)	448,493	2,637,139
Blueprint Medicines Corp.(a)	174,304	12,138,531
Bridgebio Pharma, Inc.(a)(b)	54,816	1,573,767
C4 Therapeutics, Inc.(a)	309,264	504,100
CareDx, Inc.(a)	325,330	3,158,954
Catalyst Pharmaceuticals, Inc.(a)	78,853	1,137,849
Chinook Therapeutics, Inc., CVR(a)(c)	35,990	15,476
Coherus Biosciences, Inc.(a)	1,002,292	2,134,882
Cytokinetics, Inc.(a)(b)	114,577	3,836,038
Deciphera Pharmaceuticals, Inc.(a)	329,851	4,159,421
Denali Therapeutics, Inc.(a)	456,350	8,451,602
Dynavax Technologies Corp.(a)(b)	605,833	8,299,912
Dyne Therapeutics, Inc.(a)(b)	116,378	1,289,468
Eagle Pharmaceuticals, Inc.(a)	25,084	146,741
Editas Medicine, Inc.(a)	285,709	3,008,516
Emergent BioSolutions, Inc.(a)(b)	1,079,154	2,309,390
Enanta Pharmaceuticals, Inc.(a)(b)	111,289	1,039,439
Erasca, Inc.(a)	1,734	2,948
Fate Therapeutics, Inc.(a)	1,352,646	3,368,089
G1 Therapeutics, Inc.(a)	5,173	9,725
Graphite Bio, Inc.(a)	9,136	20,739
Halozyme Therapeutics, Inc.(a)	292,832	11,306,244
Homology Medicines, Inc.(a)	191,198	101,526
Ideaya Biosciences, Inc.(a)	71,183	2,238,705
ImmunoGen, Inc.(a)	140,308	4,118,040
Insmed, Inc.(a)	58,946	1,474,829
Intellia Therapeutics, Inc.(a)	286,243	8,481,380
Ironwood Pharmaceuticals, Inc., Class A(a)	793,336	7,854,026
iTeos Therapeutics, Inc.(a)	226,751	2,122,389
Jounce Therapeutics, Inc., CVR(a)	10,334	91
Karyopharm Therapeutics, Inc.(a)(b)	744,877	573,555
Kezar Life Sciences, Inc.(a)	61,112	51,187
Kiniksa Pharmaceuticals Ltd., Class A(a)	203,881	3,296,756
Kinnate Biopharma, Inc.(a)	9,740	22,110
Kodiak Sciences, Inc.(a)	547,366	1,324,626
Kronos Bio, Inc.(a)(b)	43,065	51,247
Kura Oncology, Inc.(a)	377,895	3,654,245
Kymera Therapeutics, Inc.(a)	100,803	2,092,670
MacroGenics, Inc.(a)(b)	366,989	3,012,980
Madrigal Pharmaceuticals, Inc.(a)	2,616	531,833
MiMedx Group, Inc.(a)	139,128	1,081,025
Mural Oncology PLC(a)	45,320	163,605
Myriad Genetics, Inc.(a)	143,515	2,739,701
NextCure, Inc.(a)	169,789	200,351
Nkarta, Inc.(a)	39,690	104,782
Nurix Therapeutics, Inc.(a)	130,731	813,147

Security	Shares	Value

Biotechnology (continued)
Olema Pharmaceuticals, Inc.(a)	153,452	$2,140,655
Organogenesis Holdings, Inc., Class A(a)	46,047	117,420
ORIC Pharmaceuticals, Inc.(a)	2,176	17,190
Passage Bio, Inc.(a)	143,703	90,691
PMV Pharmaceuticals, Inc.(a)	297,837	682,047
Poseida Therapeutics, Inc.(a)	155,138	414,219
Prelude Therapeutics, Inc.(a)	6,387	21,141
Prothena Corp. PLC(a)	23,604	769,018
PTC Therapeutics, Inc.(a)	252,998	5,824,014
Puma Biotechnology, Inc.(a)	222,711	868,573
RayzeBio, Inc.(a)	1,705	40,715
REGENXBIO, Inc.(a)	374,365	7,307,605
Relay Therapeutics, Inc.(a)	410,233	3,244,943
Replimune Group, Inc.(a)(b)	102,018	1,140,561
REVOLUTION Medicines, Inc.(a)(b)	124,641	2,907,875
Rigel Pharmaceuticals, Inc.(a)	767,935	875,446
Sage Therapeutics, Inc.(a)(b)	16,359	320,309
Sana Biotechnology, Inc.(a)(b)	128,988	523,691
Sangamo Therapeutics, Inc.(a)(b)	1,674,563	720,062
Scholar Rock Holding Corp.(a)	69,672	877,171
Shattuck Labs, Inc.(a)	4,414	8,652
Surface Oncology, Inc., CVR(a)	58,721	5,515
Sutro Biopharma, Inc.(a)	358,425	935,489
Syndax Pharmaceuticals, Inc.(a)	478,823	7,970,009
TG Therapeutics, Inc.(a)	45,869	587,582
Travere Therapeutics, Inc.(a)	591,926	3,717,295
Twist Bioscience Corp.(a)	336,018	8,081,233
Ultragenyx Pharmaceutical, Inc.(a)(b)	51,420	1,997,667
Vanda Pharmaceuticals, Inc.(a)	637,008	2,369,670
Vaxcyte, Inc.(a)	70,137	3,630,993
Veracyte, Inc.(a)	335,016	8,576,410
Vericel Corp.(a)(b)	88,753	3,154,282
Vir Biotechnology, Inc.(a)	376,225	3,570,375
Voyager Therapeutics, Inc.(a)	51,478	373,730
Xencor, Inc.(a)	341,421	6,261,661

		235,524,332

Broadline Retail — 0.1%
Dillard’s, Inc., Class A	6,418	2,227,624

Building Products — 2.0%
American Woodmark Corp.(a)	50,601	3,663,512
Apogee Enterprises, Inc.	60,601	2,733,105
Builders FirstSource, Inc.(a)	5,994	803,855
Caesarstone Ltd.(a)	78,729	319,640
Gibraltar Industries, Inc.(a)	162,529	10,920,324
Janus International Group, Inc.(a)(b)	543,033	5,728,998
JELD-WEN Holding, Inc.(a)	510,420	8,156,512
UFP Industries, Inc.	327,899	35,947,567

		68,273,513

Capital Markets — 1.7%
Artisan Partners Asset Management, Inc., Class A	101,886	3,836,008
AssetMark Financial Holdings, Inc.(a)(b)	47,541	1,218,951
Cohen & Steers, Inc.	52,287	3,058,267
Federated Hermes, Inc., Class B	83,185	2,646,947
GCM Grosvenor, Inc., Class A	31,780	256,464
Hamilton Lane, Inc., Class A	111,929	10,952,253
Houlihan Lokey, Inc., Class A	230,475	24,826,767
Oppenheimer Holdings, Inc., Class A, NVS	11,876	472,783
Patria Investments Ltd., Class A	105,598	1,495,268
PJT Partners, Inc., Class A	26,237	2,362,904
Victory Capital Holdings, Inc., Class A	211,580	6,802,297

		57,928,909

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals — 0.9%
Alto Ingredients, Inc.(a)	77,029	$187,951
Cabot Corp.	98,215	7,454,518
Ingevity Corp.(a)	23,133	897,329
Innospec, Inc.	39,324	4,131,773
Minerals Technologies, Inc.	67,368	4,219,932
Quaker Chemical Corp.	60,544	10,824,662
Rayonier Advanced Materials, Inc.(a)	228,885	755,320

		28,471,485

Commercial Services & Supplies — 0.6%
BrightView Holdings, Inc.(a)	487,565	3,724,997
CECO Environmental Corp.(a)	62,082	1,195,078
CoreCivic, Inc.(a)	328,588	4,754,668
Healthcare Services Group, Inc.	382,819	3,717,172
Interface, Inc., Class A	62,800	634,908
Li-Cycle Holdings Corp.(a)	199,351	175,748
Steelcase, Inc., Class A	542,041	6,672,525

		20,875,096

Communications Equipment — 0.4%
Calix, Inc.(a)(b)	250,295	9,658,884
Extreme Networks, Inc.(a)	63,817	1,030,006
Lantronix, Inc.(a)	1,949	11,324
NETGEAR, Inc.(a)	168,956	2,304,560

		13,004,774

Construction & Engineering — 2.9%
Arcosa, Inc.	7,492	555,907
Comfort Systems U.S.A., Inc.(b)	82,195	15,911,308
Construction Partners, Inc., Class A(a)(b)	71,296	2,991,580
Dycom Industries, Inc.(a)	47,115	4,893,835
EMCOR Group, Inc.	131,228	27,888,575
Fluor Corp.(a)	337,742	12,844,328
Matrix Service Co.(a)	83,144	828,114
MYR Group, Inc.(a)	101,086	12,577,120
Primoris Services Corp.	316,052	9,595,339
Sterling Infrastructure, Inc.(a)	101,804	6,465,572
Tutor Perini Corp.(a)	220,495	1,845,543

		96,397,221

Construction Materials — 0.4%
Summit Materials, Inc., Class A(a)	398,839	13,835,725

Consumer Finance — 1.2%
Enova International, Inc.(a)	304,685	12,553,022
EZCORP, Inc., Class A, NVS(a)	1,037,792	8,509,894
FirstCash Holdings, Inc.	75,598	8,466,976
LendingClub Corp.(a)	153,039	964,146
LendingTree, Inc.(a)(b)	191,905	3,396,719
Oportun Financial Corp.(a)(b)	49,135	127,751
PROG Holdings, Inc.(a)	156,963	4,278,811
Regional Management Corp.	101,291	2,240,557

		40,537,876

Consumer Staples Distribution & Retail — 0.3%
Andersons, Inc. (The)	54,049	2,694,883
PriceSmart, Inc.	55,820	3,761,710
SpartanNash Co.	110,457	2,448,832
Sprouts Farmers Market, Inc.(a)	46,046	1,983,661

		10,889,086

Diversified Consumer Services — 1.7%
2U, Inc.(a)	110,489	108,544
American Public Education, Inc.(a)	74,677	587,708
Chegg, Inc.(a)	323,218	3,209,555
Duolingo, Inc., Class A(a)	25,619	5,438,657

Security	Shares	Value

Diversified Consumer Services (continued)
Frontdoor, Inc.(a)	521,714	$17,910,442
Laureate Education, Inc., Class A	1,701,792	22,344,529
OneSpaWorld Holdings Ltd.(a)	143,552	1,729,801
Rover Group, Inc., Class A(a)(b)	136,705	1,495,553
Stride, Inc.(a)	75,703	4,586,088

		57,410,877

Diversified REITs — 0.5%
American Assets Trust, Inc.	653,860	13,168,740
Armada Hoffler Properties, Inc.	142,328	1,562,762
Empire State Realty Trust, Inc., Class A	123,526	1,106,793

		15,838,295

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	228,375	2,507,558
Cogent Communications Holdings, Inc.	82,321	5,257,019
EchoStar Corp., Class A(a)	255,109	2,670,991
IDT Corp., Class B(a)	36,063	1,058,449
Iridium Communications, Inc.	35,774	1,362,989
Liberty Latin America Ltd., Class A(a)	40,329	273,027
Lumen Technologies, Inc.(a)	99,428	130,251
Ooma, Inc.(a)	425,239	4,932,773

		18,193,057

Electric Utilities — 0.3%
ALLETE, Inc.	95,710	5,309,991
Portland General Electric Co.	88,944	3,652,040

		8,962,031

Electrical Equipment — 1.8%
Allient, Inc.	26,896	701,448
Atkore, Inc.(a)	207,020	26,891,898
Encore Wire Corp.	77,678	14,316,055
EnerSys	174,861	15,471,701
Thermon Group Holdings, Inc.(a)	84,687	2,553,313

		59,934,415

Electronic Equipment, Instruments & Components — 3.9%
Advanced Energy Industries, Inc.	15,811	1,502,835
Benchmark Electronics, Inc.	224,346	5,597,433
ePlus, Inc.(a)	196,995	12,505,243
Fabrinet(a)	72,333	11,710,713
Insight Enterprises, Inc.(a)(b)	119,885	18,152,987
Itron, Inc.(a)	260,120	17,526,886
Kimball Electronics, Inc.(a)	57,402	1,414,385
Methode Electronics, Inc.	1,181	28,025
OSI Systems, Inc.(a)	26,026	3,208,745
PC Connection, Inc.	192,592	11,484,261
Plexus Corp.(a)	44,491	4,533,188
Rogers Corp.(a)	9,103	1,177,928
Sanmina Corp.(a)	618,478	30,991,933
ScanSource, Inc.(a)	114,277	3,820,280
TTM Technologies, Inc.(a)	353,709	5,309,172

		128,964,014

Energy Equipment & Services — 2.1%
Archrock, Inc.	549,371	7,960,386
Borr Drilling Ltd.(a)(b)	965,881	6,085,050
ChampionX Corp.	64,422	1,888,853
Helix Energy Solutions Group, Inc.(a)	857,343	7,990,437
Helmerich & Payne, Inc.	275,957	9,997,922
Liberty Energy, Inc., Class A	438,104	8,696,365
Oil States International, Inc.(a)	486,853	3,354,417
Patterson-UTI Energy, Inc.	341,868	4,003,274
ProPetro Holding Corp.(a)	1,258,589	11,465,746
RPC, Inc.	124,713	904,169

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Solaris Oilfield Infrastructure, Inc., Class A	140,840	$1,205,590
U.S. Silica Holdings, Inc.(a)	445,557	5,025,883

		68,578,092

Entertainment — 0.2%
Cinemark Holdings, Inc.(a)(b)	197,034	2,807,735
Eros Media World PLC, Class A(a)	23,977	3
IMAX Corp.(a)	34,003	542,348
Lions Gate Entertainment Corp., Class A(a)	95,487	843,150
Lions Gate Entertainment Corp., Class B, NVS(a)	68,951	576,430
Marcus Corp. (The)	31,463	437,650

		5,207,316

Financial Services — 1.9%
Essent Group Ltd.	144,014	6,961,637
Federal Agricultural Mortgage Corp., Class C, NVS	14,603	2,421,762
Marqeta, Inc., Class A(a)(b)	628,330	3,989,895
NMI Holdings, Inc., Class A(a)	335,450	9,224,875
Pagseguro Digital Ltd., Class A(a)	1,679,788	16,932,263
Radian Group, Inc.	70,686	1,817,337
Repay Holdings Corp., Class A(a)	299,265	2,244,488
StoneCo Ltd., Class A(a)	1,343,667	20,961,205

		64,553,462

Food Products — 0.6%
Cal-Maine Foods, Inc.	128,790	6,171,617
Fresh Del Monte Produce, Inc.	61,543	1,403,180
J M Smucker Co. (The)	1	64
Lancaster Colony Corp.	18,386	3,050,238
Sovos Brands, Inc.(a)(b)	57,832	1,267,099
SunOpta, Inc.(a)	498,545	2,462,812
Vital Farms, Inc.(a)	420,625	5,602,725

		19,957,735

Gas Utilities — 1.0%
Brookfield Infrastructure Corp., Class A	103,751	3,222,506
New Jersey Resources Corp.	490,347	20,692,643
ONE Gas, Inc.	148,885	8,580,243

		32,495,392

Ground Transportation — 0.2%
Covenant Logistics Group, Inc., Class A	135,683	5,776,026
FTAI Infrastructure, Inc.	566,566	2,096,294
Universal Logistics Holdings, Inc.	42	1,039

		7,873,359

Health Care Equipment & Supplies — 2.3%
Accuray, Inc.(a)	347,494	906,959
AngioDynamics, Inc.(a)(b)	219,606	1,434,027
Artivion, Inc.(a)	117,248	2,079,980
AtriCure, Inc.(a)	75,051	2,662,810
Atrion Corp.	4,068	1,254,368
Cerus Corp.(a)	251,325	404,633
Glaukos Corp.(a)	31,651	2,022,182
Haemonetics Corp.(a)	17,141	1,386,193
Inari Medical, Inc.(a)	58,605	3,498,132
Inmode Ltd.(a)	123,260	2,927,425
Inogen, Inc.(a)	35,734	207,972
Inspire Medical Systems, Inc.(a)(b)	17,183	2,496,862
iRadimed Corp.	15,690	689,419
Lantheus Holdings, Inc.(a)	27,575	1,974,922
LeMaitre Vascular, Inc.	39,079	2,059,463
LivaNova PLC(a)	172,237	7,724,829
Merit Medical Systems, Inc.(a)	308,404	22,069,390
NeuroPace, Inc.(a)	911	8,190
Nevro Corp.(a)	66,205	1,146,671

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Omnicell, Inc.(a)	75,528	$2,519,614
OraSure Technologies, Inc.(a)	490,919	3,593,527
Paragon 28, Inc.(a)	50,402	556,942
SI-BONE, Inc.(a)(b)	89,094	1,689,222
STAAR Surgical Co.(a)	175,744	5,511,332
Tactile Systems Technology, Inc.(a)	237,765	3,169,407
Varex Imaging Corp.(a)(b)	205,851	3,880,291
Zimvie, Inc.(a)	28,688	271,102

		78,145,864

Health Care Providers & Services — 2.7%
Accolade, Inc.(a)(b)	98,345	858,552
Addus HomeCare Corp.(a)	6,822	594,878
Alignment Healthcare, Inc.(a)	81,717	612,878
AMN Healthcare Services, Inc.(a)(b)	12,296	833,669
Aveanna Healthcare Holdings, Inc.(a)(b)	142,707	389,590
Brookdale Senior Living, Inc.(a)	267,276	1,416,563
CorVel Corp.(a)	8,801	1,838,177
Cross Country Healthcare, Inc.(a)	90,198	1,828,313
Ensign Group, Inc. (The)(b)	184,361	19,739,532
Fulgent Genetics, Inc.(a)	22,525	621,240
Guardant Health, Inc.(a)	255,468	6,430,130
HealthEquity, Inc.(a)	92,777	6,217,915
Hims & Hers Health, Inc., Class A(a)	425,527	3,782,935
NeoGenomics, Inc.(a)	73,071	1,327,700
OPKO Health, Inc.(a)(b)	739,872	1,080,213
Option Care Health, Inc.(a)	195,412	5,813,507
Patterson Cos., Inc.	39,488	1,003,390
PetIQ, Inc., Class A(a)(b)	196,189	3,417,612
Privia Health Group, Inc.(a)(b)	233,974	4,833,903
Progyny, Inc.(a)(b)	583,561	20,051,156
Quipt Home Medical Corp.(a)	67,512	317,306
R1 RCM, Inc.(a)	46,208	488,881
RadNet, Inc.(a)	173,863	5,777,467
Viemed Healthcare, Inc.(a)	189,325	1,471,055

		90,746,562

Health Care REITs — 0.0%
Diversified Healthcare Trust	309,983	725,360

Health Care Technology — 0.3%
American Well Corp., Class A(a)	1,156,459	1,468,703
Health Catalyst, Inc.(a)	230,801	1,657,151
HealthStream, Inc.	29,841	746,025
Phreesia, Inc.(a)	20,771	320,081
Schrodinger, Inc.(a)	16,488	512,612
Sharecare, Inc., Class A(a)	76,700	71,914
Veradigm, Inc.(a)(b)	311,869	3,580,256

		8,356,742

Hotel & Resort REITs — 0.9%
Apple Hospitality REIT, Inc.	110,796	1,846,969
Braemar Hotels & Resorts, Inc.	1,894,001	3,977,402
Chatham Lodging Trust	139,414	1,381,593
RLJ Lodging Trust	1,954,048	20,888,773
Ryman Hospitality Properties, Inc.	11,973	1,201,491
Summit Hotel Properties, Inc.	335,157	2,098,083

		31,394,311

Hotels, Restaurants & Leisure — 1.2%
Accel Entertainment, Inc., Class A(a)	215,508	2,185,251
Bally’s Corp.(a)	209,743	2,416,239
BJ’s Restaurants, Inc.(a)	130,315	3,900,328
Carrols Restaurant Group, Inc.	311,525	2,352,014
Chuy’s Holdings, Inc.(a)	12,400	436,480

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
El Pollo Loco Holdings, Inc.(a)	170,515	$1,416,980
Everi Holdings, Inc.(a)	252,152	2,634,988
Hilton Grand Vacations, Inc.(a)	128,486	4,401,930
Monarch Casino & Resort, Inc.	72,145	4,536,478
Papa John’s International, Inc.	10,268	669,884
PlayAGS, Inc.(a)	181,033	1,384,903
Shake Shack, Inc., Class A(a)	80,431	4,870,901
Super Group SGHC Ltd.(a)	142,030	431,771
Wingstop, Inc.	39,380	9,465,377

		41,103,524

Household Durables — 2.4%
Century Communities, Inc.	143,289	10,336,868
Ethan Allen Interiors, Inc.	150,901	4,050,183
GoPro, Inc., Class A(a)	223,254	805,947
Hooker Furnishings Corp.	26,598	475,572
Installed Building Products, Inc.	103,850	15,630,463
iRobot Corp.(a)	39,103	1,412,009
KB Home	201,065	10,475,487
MDC Holdings, Inc.	63,345	2,803,650
Meritage Homes Corp.	25,823	3,648,790
Taylor Morrison Home Corp., Class A(a)	447,530	20,183,603
Tri Pointe Homes, Inc.(a)	359,228	10,482,273
Universal Electronics, Inc.(a)	18,302	142,573
Vizio Holding Corp., Class A(a)	83,548	559,772

		81,007,190

Household Products — 0.2%
Central Garden & Pet Co.(a)(b)	14,301	580,335
Central Garden & Pet Co., Class A, NVS(a)	202,476	7,345,829

		7,926,164

Independent Power and Renewable Electricity Producers — 0.9%
Brookfield Renewable Corp., Class A	153,565	4,075,615
Clearway Energy, Inc., Class A	572,077	13,541,063
Clearway Energy, Inc., Class C	452,268	11,293,132
Spruce Power Holding Corp.(a)	110	386

		28,910,196

Industrial REITs — 0.3%
First Industrial Realty Trust, Inc.	60,784	2,859,887
Industrial Logistics Properties Trust	190,894	647,131
Terreno Realty Corp.	122,571	7,000,030

		10,507,048

Insurance — 1.9%
Ambac Financial Group, Inc.(a)	205,033	3,024,237
CNO Financial Group, Inc.	302,908	8,027,062
Crawford & Co., Class A, NVS	55,606	621,675
Donegal Group, Inc., Class A	107,663	1,532,044
eHealth, Inc.(a)(b)	213,998	1,590,005
Genworth Financial, Inc., Class A(a)	506,494	2,983,250
Heritage Insurance Holdings, Inc.(a)	129,896	1,141,786
Kinsale Capital Group, Inc.	33,953	11,886,945
Mercury General Corp.	394,603	14,698,962
Oscar Health, Inc., Class A(a)	762,817	6,483,945
Palomar Holdings, Inc.(a)	20,690	1,210,572
Selective Insurance Group, Inc.	99,076	10,075,038
Selectquote, Inc.(a)	299,974	377,967
Tiptree, Inc.	15,625	291,250
United Fire Group, Inc.	30,387	634,784

		64,579,522

Interactive Media & Services — 1.9%
Bumble, Inc., Class A(a)(b)	617,670	8,560,906
Cargurus, Inc., Class A(a)(b)	403,889	8,732,080

Security	Shares	Value

Interactive Media & Services (continued)
DHI Group, Inc.(a)	13,808	$33,968
Eventbrite, Inc., Class A(a)	365,141	2,574,244
EverQuote, Inc., Class A(a)(b)	101,979	1,068,740
fuboTV, Inc.(a)	219,645	700,668
QuinStreet, Inc.(a)	67,642	844,849
Shutterstock, Inc.	144,236	6,333,403
TrueCar, Inc.(a)(b)	276,207	770,617
Vimeo, Inc.(a)	1,032,757	3,635,305
Yelp, Inc.(a)	476,264	20,817,499
ZipRecruiter, Inc., Class A(a)	670,333	8,989,165

		63,061,444

IT Services — 0.4%
Backblaze, Inc., Class A(a)	46,578	337,225
Brightcove, Inc.(a)	60,357	147,875
DigitalOcean Holdings, Inc.(a)	20,596	610,053
Fastly, Inc., Class A(a)	262,929	4,367,251
Grid Dynamics Holdings, Inc., Class A(a)	56,199	712,603
Hackett Group, Inc. (The)	200,652	4,476,546
Information Services Group, Inc.	12,718	52,907
Rackspace Technology, Inc.(a)	62,574	78,843
Squarespace, Inc., Class A(a)	86,593	2,427,202
Unisys Corp.(a)	190,974	914,765

		14,125,270

Leisure Products — 0.1%
MasterCraft Boat Holdings, Inc.(a)	75,869	1,517,380
Topgolf Callaway Brands Corp.(a)(b)	105,318	1,291,199

		2,808,579

Life Sciences Tools & Services — 0.6%
AbCellera Biologics, Inc.(a)(b)	411,163	1,936,578
Adaptive Biotechnologies Corp.(a)	866,616	3,795,778
Akoya Biosciences, Inc.(a)	686	3,011
Alpha Teknova, Inc.(a)	665	1,357
Codexis, Inc.(a)	534,328	1,261,014
CryoPort, Inc.(a)	81,459	1,142,055
Harvard Bioscience, Inc.(a)	307	1,308
Medpace Holdings, Inc.(a)	8,798	2,381,795
Pacific Biosciences of California, Inc.(a)	685,699	5,814,727
Personalis, Inc.(a)	701,514	1,073,316
Quanterix Corp.(a)	32,339	775,166
Quantum-Si, Inc., Class A(a)(b)	316,298	509,240
Seer, Inc., Class A(a)	343,146	552,465
Singular Genomics Systems, Inc.(a)(b)	130,459	51,114
SomaLogic, Inc., Class A(a)	160,615	452,934

		19,751,858

Machinery — 3.3%
Alamo Group, Inc.	4,987	916,112
Albany International Corp., Class A	15,731	1,350,034
Astec Industries, Inc.	111,575	3,468,867
Columbus McKinnon Corp.	15,140	528,689
Commercial Vehicle Group, Inc.(a)	30,827	200,992
Federal Signal Corp.	30,386	2,094,811
Franklin Electric Co., Inc.	219,377	19,524,553
Kadant, Inc.	688	179,307
Kennametal, Inc.	477,669	11,134,464
Manitowoc Co., Inc. (The)(a)	440,601	6,313,812
Mueller Industries, Inc.	236,747	9,832,103
NN, Inc.(a)	1,027	2,465
Tennant Co.	56,753	4,859,192
Terex Corp.	305,059	15,100,420
Trinity Industries, Inc.	221,809	5,536,353
Wabash National Corp.	62,359	1,366,909

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Watts Water Technologies, Inc., Class A	121,794	$23,446,563
Xylem, Inc.	45,680	4,802,338

		110,657,984

Marine Transportation — 0.5%
Matson, Inc.	163,823	15,689,329

Media — 0.6%
Cardlytics, Inc.(a)(b)	86,862	691,422
Entravision Communications Corp., Class A	316,952	1,258,300
EW Scripps Co. (The), Class A, NVS(a)(b)	190,320	1,315,111
Gambling.com Group Ltd.(a)	73,906	706,541
Gray Television, Inc.	70,655	546,163
iHeartMedia, Inc., Class A(a)(b)	179,947	471,461
Integral Ad Science Holding Corp.(a)	225,784	3,294,189
PubMatic, Inc., Class A(a)	83,904	1,402,036
TEGNA, Inc.	295,635	4,532,085
Thryv Holdings, Inc.(a)	285,017	5,070,452
Townsquare Media, Inc., Class A	77	765

		19,288,525

Metals & Mining — 1.9%
Atlas Lithium Corp.(a)(b)	15,821	391,886
Caledonia Mining Corp. PLC	14,352	170,071
Century Aluminum Co.(a)	25,555	200,862
Coeur Mining, Inc.(a)	1,798,765	5,486,233
Commercial Metals Co.	580,205	26,300,693
Constellium SE, Class A(a)	276,426	4,809,812
i-80 Gold Corp.(a)	547,630	887,161
Kaiser Aluminum Corp.	22,117	1,293,402
Materion Corp.	35,847	4,054,654
NioCorp Developments Ltd.(a)	41,996	136,487
Novagold Resources, Inc.(a)	672,408	2,824,114
Olympic Steel, Inc.	36,998	2,091,497
Perpetua Resources Corp.(a)	17,005	53,736
Ryerson Holding Corp.	126,151	3,906,896
Schnitzer Steel Industries, Inc., Class A	257,735	6,605,748
SunCoke Energy, Inc.	75,792	705,624
Tredegar Corp.	71,043	333,902
Warrior Met Coal, Inc.(b)	45,760	2,561,187
Worthington Enterprises, Inc.	4,198	300,997

		63,114,962

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Arbor Realty Trust, Inc.	101,337	1,264,686
Granite Point Mortgage Trust, Inc.	8,770	48,235
Great Ajax Corp.	186,200	880,726
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	92,165	2,231,315
Ladder Capital Corp., Class A	72,925	817,489

		5,242,451

Multi-Utilities — 0.1%
Avista Corp.	110,121	3,738,608
Unitil Corp.	23,223	1,125,851

		4,864,459

Office REITs — 1.0%
Brandywine Realty Trust	362,091	1,614,926
City Office REIT, Inc.	24,622	118,924
COPT Defense Properties	399,909	9,677,798
Equity Commonwealth	276,403	5,193,612
Hudson Pacific Properties, Inc.	269,644	1,582,810
Office Properties Income Trust	267,324	1,491,668

Security	Shares	Value

Office REITs (continued)
Paramount Group, Inc.	2,424,306	$11,394,238
Piedmont Office Realty Trust, Inc., Class A	367,548	2,286,149

		33,360,125

Oil, Gas & Consumable Fuels — 5.3%
Ardmore Shipping Corp.	34,182	464,875
California Resources Corp.	9,429	482,859
CVR Energy, Inc.	460,645	14,634,692
Delek U.S. Holdings, Inc.	489,921	13,296,456
Dorian LPG Ltd.	20,311	860,374
Encore Energy Corp.(a)	204,685	798,272
Energy Fuels, Inc.(a)(b)	154,728	1,230,088
Evolution Petroleum Corp.	251,072	1,488,857
Magnolia Oil & Gas Corp., Class A	1,264,989	27,197,263
Matador Resources Co.	223,106	12,913,375
Murphy Oil Corp.	798,469	34,150,519
Ovintiv, Inc.	79,963	3,545,559
Par Pacific Holdings, Inc.(a)	255,468	8,754,888
PBF Energy, Inc., Class A	326,375	14,491,050
REX American Resources Corp.(a)	11,189	548,485
Scorpio Tankers, Inc.	144,364	7,924,140
SM Energy Co.	626,517	23,463,062
World Kinect Corp.	481,374	10,128,109

		176,372,923

Passenger Airlines — 0.5%
Hawaiian Holdings, Inc.(a)	283,967	1,275,012
JetBlue Airways Corp.(a)	2,514,189	11,112,716
SkyWest, Inc.(a)	54,368	2,570,519
Spirit Airlines, Inc.	159,537	2,364,338

		17,322,585

Personal Care Products — 0.6%
BellRing Brands, Inc.(a)	203,987	10,790,912
elf Beauty, Inc.(a)	71,086	8,394,546
Nature’s Sunshine Products, Inc.(a)	1,259	21,567

		19,207,025

Pharmaceuticals — 2.5%
ANI Pharmaceuticals, Inc.(a)	25,819	1,286,044
Arvinas, Inc.(a)	230,825	5,071,225
Atea Pharmaceuticals, Inc.(a)	674,327	2,016,238
Collegium Pharmaceutical, Inc.(a)	210,667	5,399,395
Corcept Therapeutics, Inc.(a)(b)	627,072	15,971,524
Endo International PLC(a)	724,513	1,811
Evolus, Inc.(a)	82,077	777,269
Harmony Biosciences Holdings, Inc.(a)(b)	221,545	6,438,098
Innoviva, Inc.(a)	74,163	1,027,158
Intra-Cellular Therapies, Inc.(a)	61,926	3,800,399
Ligand Pharmaceuticals, Inc.(a)	20,302	1,183,810
Longboard Pharmaceuticals, Inc.(a)	216	812
Mind Medicine MindMed, Inc.(a)(b)	16,675	55,027
Nektar Therapeutics(a)(b)	1,042,322	510,738
Nuvation Bio, Inc., Class A(a)	607,913	753,812
Pacira BioSciences, Inc.(a)	143,903	3,925,674
Prestige Consumer Healthcare, Inc.(a)(b)	340,174	19,508,979
Scilex Holding Co. (Acquired 03/05/21 - 01/09/23,cost $9,826,744), NVS(a)(b)(d)	430,177	519,499
Supernus Pharmaceuticals, Inc.(a)(b)	602,298	16,412,620
Trevi Therapeutics, Inc.(a)	45	51
Xeris Biopharma Holdings, Inc.(a)	196,461	365,417

		85,025,600

Professional Services — 2.6%
Conduent, Inc.(a)	505,625	1,537,100

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
CSG Systems International, Inc.	106,710	$5,249,065
ExlService Holdings, Inc.(a)	596,197	16,914,109
Exponent, Inc.	60,741	4,674,627
Franklin Covey Co.(a)	81,753	3,178,557
Huron Consulting Group, Inc.(a)	68,927	7,180,126
Insperity, Inc.	287,529	32,706,424
KBR, Inc.	70,885	3,662,628
Kelly Services, Inc., Class A, NVS	153,363	3,188,417
Kforce, Inc.	67,999	4,739,530
Korn Ferry	19,321	999,668
Maximus, Inc.	12,359	1,031,853
Parsons Corp.(a)	2,829	176,218
ShiftPixy, Inc.(a)	3	25
TTEC Holdings, Inc.	4,978	93,188

		85,331,535

Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc.(a)(b)	223,010	1,199,794
Compass, Inc., Class A(a)	228,234	506,679
FRP Holdings, Inc.(a)(b)	28,662	1,580,709
Opendoor Technologies, Inc.(a)	604,698	1,820,141
Redfin Corp.(a)	72,372	504,433
RMR Group, Inc. (The), Class A	183,150	4,364,465
St. Joe Co. (The)	96,495	4,962,738

		14,938,959

Residential REITs — 0.5%
Bluerock Homes Trust, Inc., Class A(a)	77	1,055
Elme Communities	127,712	1,678,135
Independence Realty Trust, Inc.	807,631	10,999,934
NexPoint Residential Trust, Inc.	124,646	3,795,471

		16,474,595

Retail REITs — 1.0%
Acadia Realty Trust	622,296	9,409,115
Kite Realty Group Trust	925,691	19,550,594
RPT Realty	245,833	2,856,579
Tanger, Inc.	57,512	1,435,500

		33,251,788

Semiconductors & Semiconductor Equipment — 2.4%
Ambarella, Inc.(a)	97,699	5,735,908
Amkor Technology, Inc.	417,425	11,758,862
Axcelis Technologies, Inc.(a)	197,764	24,578,110
Diodes, Inc.(a)(b)	46,882	3,113,902
FormFactor, Inc.(a)	20,230	760,243
Ichor Holdings Ltd.(a)	62,844	1,642,114
inTEST Corp.(a)	37,722	493,027
Kulicke & Soffa Industries, Inc.	108,053	5,566,891
MaxLinear, Inc.(a)	424,096	7,943,318
Photronics, Inc.(a)	137,980	2,915,517
Power Integrations, Inc.	90,399	6,907,388
Rambus, Inc.(a)	19,983	1,352,250
Silicon Laboratories, Inc.(a)(b)	50,220	5,291,681
Synaptics, Inc.(a)	33,101	3,351,145

		81,410,356

Software — 5.9%
8x8, Inc.(a)	664,458	2,053,175
ACI Worldwide, Inc.(a)	201,627	5,391,506
Alarm.com Holdings, Inc.(a)	88,736	4,834,337
Appfolio, Inc., Class A(a)	46,207	8,744,675
Asana, Inc., Class A(a)(b)	261,357	5,491,111
Aurora Innovation, Inc., Class A(a)(b)	457,155	1,001,169
Bit Digital, Inc.(a)(b)	554,668	1,431,043

Security	Shares	Value

Software (continued)
BlackLine, Inc.(a)	173,535	$10,039,000
Box, Inc., Class A(a)(b)	393,240	10,291,091
Braze, Inc., Class A(a)(b)	5,338	293,270
C3.ai, Inc., Class A(a)(b)	39,176	1,140,805
Cerence, Inc.(a)	34,254	592,252
Cleanspark, Inc.(a)(b)	156,533	976,766
CommVault Systems, Inc.(a)	115,259	8,480,757
Domo, Inc., Class B(a)	259,379	2,461,507
eGain Corp.(a)	1,996	15,210
EngageSmart, Inc.(a)	71,125	1,622,361
Everbridge, Inc.(a)	322,279	6,561,600
Expensify, Inc., Class A(a)	140,286	326,866
Freshworks, Inc., Class A(a)	124,215	2,486,784
Intapp, Inc.(a)	49,310	1,849,125
Kaltura, Inc.(a)	29,153	49,852
Klaviyo, Inc., Class A(a)	29,916	886,411
LivePerson, Inc.(a)(b)	603,971	1,715,278
LiveRamp Holdings, Inc.(a)	206,397	6,844,125
MicroStrategy, Inc., Class A(a)(b)	2,577	1,284,119
Model N, Inc.(a)	239,991	5,507,793
PROS Holdings, Inc.(a)(b)	116,306	4,250,984
Q2 Holdings, Inc.(a)	742,183	26,362,340
Qualys, Inc.(a)(b)	69,665	12,876,879
Rapid7, Inc.(a)	205,925	11,150,839
Sapiens International Corp. NV	56	1,441
SEMrush Holdings, Inc., Class A(a)	211,394	2,308,422
Sprinklr, Inc., Class A(a)	45,871	719,257
Sprout Social, Inc., Class A(a)(b)	92,302	5,251,984
Telos Corp.(a)	82,597	339,474
Tenable Holdings, Inc.(a)	122,247	5,059,803
Upland Software, Inc.(a)	151,227	713,791
Varonis Systems, Inc.(a)(b)	496,382	20,793,442
Verint Systems, Inc.(a)	180,257	4,428,915
Workiva, Inc., Class A(a)(b)	28,589	2,749,404
Yext, Inc.(a)	155,117	1,028,426
Zeta Global Holdings Corp., Class A(a)(b)	133,590	1,091,430
Zuora, Inc., Class A(a)	606,688	5,532,995

		197,031,814

Specialized REITs — 0.4%
Outfront Media, Inc.	1,144,820	14,001,149

Specialty Retail — 3.9%
1-800-Flowers.com, Inc., Class A(a)	564,990	4,988,862
Aaron’s Co., Inc. (The)	258,259	2,275,262
Abercrombie & Fitch Co., Class A(a)	196,031	14,876,793
Academy Sports & Outdoors, Inc.	49,759	2,531,240
American Eagle Outfitters, Inc.	120,600	2,295,018
Beyond, Inc.(a)	54,326	1,044,146
CarParts.com, Inc.(a)	239,564	733,066
Carvana Co., Class A(a)(b)	107,286	3,360,197
Cato Corp. (The), Class A	7,208	49,879
Citi Trends, Inc.(a)(b)	25,929	619,184
Conn’s, Inc.(a)	344,706	1,137,530
Container Store Group, Inc. (The)(a)(b)	88,112	165,650
Duluth Holdings, Inc., Class B(a)	25,957	130,045
Foot Locker, Inc.	75,926	2,044,687
Group 1 Automotive, Inc.	98,696	27,842,142
Guess?, Inc.	67,884	1,494,806
Haverty Furniture Cos., Inc.	34,174	1,071,013
Lands’ End, Inc.(a)(b)	77,927	550,165
Lulu’s Fashion Lounge Holdings, Inc.(a)	163	445
Murphy U.S.A., Inc.	48,304	17,850,743
National Vision Holdings, Inc.(a)	7,822	144,316

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
ODP Corp. (The)(a)	202,746	$9,235,080
Revolve Group, Inc., Class A(a)(b)	398,211	5,304,170
Sonic Automotive, Inc., Class A	21,377	1,095,999
Stitch Fix, Inc., Class A(a)	972,734	3,638,025
Upbound Group, Inc.	99,037	2,881,977
Urban Outfitters, Inc.(a)	303,558	10,837,021
Warby Parker, Inc., Class A(a)	354,802	3,693,489
Winmark Corp.	9,741	4,188,630
Zumiez, Inc.(a)	172,658	3,259,783

		129,339,363

Technology Hardware, Storage & Peripherals — 0.8%
Super Micro Computer, Inc.(a)	74,473	20,366,131
Turtle Beach Corp.(a)	11,679	132,090
Xerox Holdings Corp.	333,417	4,664,504

		25,162,725

Textiles, Apparel & Luxury Goods — 0.3%
Crocs, Inc.(a)	39,588	4,180,889
Figs, Inc., Class A(a)(b)	78,353	568,843
Fossil Group, Inc.(a)	118,097	129,907
G-III Apparel Group Ltd.(a)	61,350	1,765,039
Oxford Industries, Inc.	16,498	1,491,914
Unifi, Inc.(a)	38,167	248,085
Vera Bradley, Inc.(a)	4,643	34,869

		8,419,546

Tobacco — 0.1%
Turning Point Brands, Inc.	91,419	2,087,096

Trading Companies & Distributors — 3.3%
Applied Industrial Technologies, Inc.	98,130	15,707,669
BlueLinx Holdings, Inc.(a)	2,406	211,367
Boise Cascade Co.	334,671	36,579,476
GATX Corp.	89,447	9,749,723
Global Industrial Co.	16,004	569,903
GMS, Inc.(a)	126,550	8,559,842
H&E Equipment Services, Inc.	111,272	4,930,462
Herc Holdings, Inc.	46,265	5,721,130
McGrath RentCorp	94,802	9,640,416
MRC Global, Inc.(a)	79,247	819,414
NOW, Inc.(a)	128,810	1,284,236
Rush Enterprises, Inc., Class A	382,251	15,163,897
Titan Machinery, Inc.(a)	31,626	722,970

		109,660,505

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	330,428	6,509,432
United States Cellular Corp.(a)	99,513	4,520,875

		11,030,307

Total Common Stocks — 98.9% (Cost: $3,350,572,351)		3,298,483,307

Security	Shares	Value

Rights

Biotechnology — 0.0%
Flexion Therapeutics, Inc., CVR(a)(c)	73,745	$38,347
Radius Health, Inc., CVR(a)	72,193	5,776

		44,123

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc., CVR(a)(c)	72,036	105,893

Pharmaceuticals — 0.0%
Albireo Pharma Inc., CVR(a)(b)(c)	28,456	89,352

Total Rights — 0.0% (Cost: $ —)		239,368

Total Long-Term Investments — 98.9% (Cost: $3,350,572,351)		3,298,722,675

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(e)(f)	35,851,323	35,851,323
SL Liquidity Series, LLC, Money Market Series, 5.56%(e)(f)(g)	116,222,403	116,268,892

Total Short-Term Securities — 4.6% (Cost: $152,051,673)		152,120,215

Total Investments — 103.5% (Cost: $3,502,624,024)		3,450,842,890

Liabilities in Excess of Other Assets — (3.5)%		(116,771,005)

Net Assets — 100.0%		$3,334,071,885

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $519,499, representing 0.0% of its net assets as of period end, and an original cost of $9,826,744.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$32,705,335	$3,145,988	(a)	$—	$—	$—	$35,851,323	35,851,323	$816,142		$—
SL Liquidity Series, LLC, Money Market Series	99,134,034	17,090,927	(a)	—	27,040	16,891	116,268,892	116,222,403	395,589	(b)	—

					$27,040	$16,891	$152,120,215		$1,211,731		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	407	12/15/23	$36,878	$344,156

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$344,156	$—	$—	$—	$344,156

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$689,947	$—	$—	$—	$689,947

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$615,656	$—	$—	$—	$615,656

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$38,691,175

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,748,539	$—	$—	$11,748,539
Air Freight & Logistics	3,949,829	—	—	3,949,829
Automobile Components	68,491,453	—	—	68,491,453
Automobiles	3,424,097	—	—	3,424,097
Banks	281,319,345	—	—	281,319,345
Beverages	32,181,018	—	—	32,181,018
Biotechnology	235,503,250	5,606	15,476	235,524,332
Broadline Retail	2,227,624	—	—	2,227,624
Building Products	68,273,513	—	—	68,273,513
Capital Markets	57,928,909	—	—	57,928,909
Chemicals	28,471,485	—	—	28,471,485
Commercial Services & Supplies	20,875,096	—	—	20,875,096
Communications Equipment	13,004,774	—	—	13,004,774
Construction & Engineering	96,397,221	—	—	96,397,221
Construction Materials	13,835,725	—	—	13,835,725
Consumer Finance	40,537,876	—	—	40,537,876
Consumer Staples Distribution & Retail	10,889,086	—	—	10,889,086
Diversified Consumer Services	57,410,877	—	—	57,410,877
Diversified REITs	15,838,295	—	—	15,838,295
Diversified Telecommunication Services	18,193,057	—	—	18,193,057
Electric Utilities	8,962,031	—	—	8,962,031
Electrical Equipment	59,934,415	—	—	59,934,415
Electronic Equipment, Instruments & Components	128,964,014	—	—	128,964,014
Energy Equipment & Services	68,578,092	—	—	68,578,092
Entertainment	5,207,316	—	—	5,207,316
Financial Services	64,553,462	—	—	64,553,462
Food Products	19,957,735	—	—	19,957,735
Gas Utilities	32,495,392	—	—	32,495,392
Ground Transportation	7,873,359	—	—	7,873,359
Health Care Equipment & Supplies	78,145,864	—	—	78,145,864
Health Care Providers & Services	90,746,562	—	—	90,746,562
Health Care REITs	725,360	—	—	725,360
Health Care Technology	8,356,742	—	—	8,356,742
Hotel & Resort REITs	31,394,311	—	—	31,394,311
Hotels, Restaurants & Leisure	41,103,524	—	—	41,103,524
Household Durables	81,007,190	—	—	81,007,190
Household Products	7,926,164	—	—	7,926,164
Independent Power and Renewable Electricity Producers	28,910,196	—	—	28,910,196
Industrial REITs	10,507,048	—	—	10,507,048
Insurance	64,579,522	—	—	64,579,522
Interactive Media & Services	63,061,444	—	—	63,061,444
IT Services	14,125,270	—	—	14,125,270
Leisure Products	2,808,579	—	—	2,808,579
Life Sciences Tools & Services	19,751,858	—	—	19,751,858
Machinery	110,657,984	—	—	110,657,984
Marine Transportation	15,689,329	—	—	15,689,329
Media	19,288,525	—	—	19,288,525

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Small Cap Core Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Metals & Mining	$63,114,962	$—	$—	$63,114,962
Mortgage Real Estate Investment Trusts (REITs)	5,242,451	—	—	5,242,451
Multi-Utilities	4,864,459	—	—	4,864,459
Office REITs	33,360,125	—	—	33,360,125
Oil, Gas & Consumable Fuels	176,372,923	—	—	176,372,923
Passenger Airlines	17,322,585	—	—	17,322,585
Personal Care Products	19,207,025	—	—	19,207,025
Pharmaceuticals	84,506,101	519,499	—	85,025,600
Professional Services	85,331,535	—	—	85,331,535
Real Estate Management & Development	14,938,959	—	—	14,938,959
Residential REITs	16,474,595	—	—	16,474,595
Retail REITs	33,251,788	—	—	33,251,788
Semiconductors & Semiconductor Equipment	81,410,356	—	—	81,410,356
Software	197,031,814	—	—	197,031,814
Specialized REITs	14,001,149	—	—	14,001,149
Specialty Retail	129,339,363	—	—	129,339,363
Technology Hardware, Storage & Peripherals	25,162,725	—	—	25,162,725
Textiles, Apparel & Luxury Goods	8,419,546	—	—	8,419,546
Tobacco	2,087,096	—	—	2,087,096
Trading Companies & Distributors	109,660,505	—	—	109,660,505
Wireless Telecommunication Services	11,030,307	—	—	11,030,307
Rights	—	5,776	233,592	239,368
Short-Term Securities
Money Market Funds	35,851,323	—	—	35,851,323

	$3,333,794,049	$530,881	$249,068	3,334,573,998

Investments valued at NAV(a)				116,268,892

				$3,450,842,890

Derivative Financial Instruments(b)
Assets
Equity Contracts	$344,156	$—	$—	$344,156

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Lockheed Martin Corp.	86,557	$38,757,628

Air Freight & Logistics — 1.1%
FedEx Corp.	118,661	30,713,027

Automobiles — 2.1%
General Motors Co.	1,131,782	35,764,311
Tesla, Inc.(a)	94,049	22,579,284

		58,343,595

Banks — 1.1%
Bank of America Corp.	524,871	16,003,317
Citigroup, Inc.	11,776	542,874
Citizens Financial Group, Inc.	12,283	334,957
First Citizens BancShares, Inc., Class A	215	315,596
KeyCorp	1,191,068	14,757,333

		31,954,077

Beverages — 2.5%
Coca-Cola Co. (The)	567,757	33,179,719
PepsiCo, Inc.	213,563	35,940,517

		69,120,236

Biotechnology — 4.1%
AbbVie, Inc.	172,366	24,543,195
Amgen, Inc.	154,195	41,577,140
Exelixis, Inc.(a)	445,637	9,719,343
Gilead Sciences, Inc.	75,537	5,786,134
Incyte Corp.(a)	354,183	19,246,304
Neurocrine Biosciences, Inc.(a)	16,251	1,894,704
Regeneron Pharmaceuticals, Inc.(a)	7,974	6,569,061
Seagen, Inc.(a)	9,024	1,924,007
Ultragenyx Pharmaceutical, Inc.(a)	32,298	1,254,777
United Therapeutics Corp.(a)	6,657	1,597,680

		114,112,345

Broadline Retail — 4.3%
Amazon.com, Inc.(a)	818,394	119,559,179

Building Products — 0.8%
A O Smith Corp.	74,049	5,580,333
Builders FirstSource, Inc.(a)	37,630	5,046,559
Johnson Controls International PLC	76,435	4,035,768
Owens Corning	49,513	6,712,972

		21,375,632

Capital Markets — 1.8%
Invesco Ltd.	63,053	899,766
Moody’s Corp.	92,949	33,922,667
Nasdaq, Inc.	300,616	16,786,398

		51,608,831

Chemicals — 1.8%
Ecolab, Inc.	108,559	20,814,017
LyondellBasell Industries NV, Class A	100,169	9,526,072
PPG Industries, Inc.	11,908	1,690,817
Sherwin-Williams Co. (The)	67,571	18,838,795

		50,869,701

Commercial Services & Supplies — 1.1%
Cintas Corp.	36,419	20,148,812
Republic Services, Inc.	67,147	10,867,070

		31,015,882

Construction & Engineering — 1.3%
AECOM	179,897	15,985,647

Security	Shares	Value

Construction & Engineering (continued)
EMCOR Group, Inc.	29,831	$6,339,684
Valmont Industries, Inc.	67,373	14,793,090

		37,118,421

Consumer Finance — 0.1%
OneMain Holdings, Inc.	50,416	2,132,597

Consumer Staples Distribution & Retail — 0.7%
Sysco Corp.	136,794	9,872,423
Walmart, Inc.	59,133	9,206,417

		19,078,840

Electric Utilities — 0.7%
Evergy, Inc.	95,330	4,865,643
IDACORP, Inc.	17,183	1,658,160
OGE Energy Corp.	162,570	5,698,078
Portland General Electric Co.	42,766	1,755,972
PPL Corp.	272,036	7,105,580

		21,083,433

Electrical Equipment — 0.7%
AMETEK, Inc.	64,189	9,964,059
Rockwell Automation, Inc.	36,353	10,013,070

		19,977,129

Electronic Equipment, Instruments & Components — 1.3%
Flex Ltd.(a)	79,235	2,016,531
TE Connectivity Ltd.	255,967	33,531,677

		35,548,208

Entertainment — 0.7%
Electronic Arts, Inc.	117,436	16,207,343
Playtika Holding Corp.(a)(b)	219,900	1,910,931
Warner Bros Discovery, Inc., Class A(a)	61,005	637,502

		18,755,776

Financial Services — 4.9%
Berkshire Hathaway, Inc., Class B(a)	28,419	10,230,840
Block, Inc., Class A(a)	380,918	24,161,628
Euronet Worldwide, Inc.(a)	47,273	4,123,151
Fidelity National Information Services, Inc.	37,978	2,227,030
Mastercard, Inc., Class A	136,336	56,419,927
Visa, Inc., Class A	149,085	38,267,138

		135,429,714

Food Products — 2.0%
Archer-Daniels-Midland Co.	362,210	26,705,744
Hershey Co. (The)	130,897	24,598,164
J M Smucker Co. (The)	33,955	3,725,882

		55,029,790

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	179,066	18,674,793
Edwards Lifesciences Corp.(a)	46,378	3,140,254
IDEXX Laboratories, Inc.(a)	1,185	551,997
Medtronic PLC	520,360	41,248,937
ResMed, Inc.	27,149	4,282,212
Stryker Corp.	77,667	23,015,062

		90,913,255

Health Care Providers & Services — 1.9%
Cencora, Inc.	26,025	5,292,704
Elevance Health, Inc.	85,378	40,937,897
Ensign Group, Inc. (The)(b)	30,256	3,239,510
HCA Healthcare, Inc.	18,754	4,697,502

		54,167,613

Health Care REITs — 0.0%
Medical Properties Trust, Inc.	57,552	279,127

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	610,639	$11,076,991

Hotel & Resort REITs — 0.0%
Park Hotels & Resorts, Inc.	51,880	769,380
RLJ Lodging Trust	56	599

		769,979

Hotels, Restaurants & Leisure — 1.1%
Booking Holdings, Inc.(a)	1,456	4,551,019
Boyd Gaming Corp.	58,936	3,480,171
McDonald’s Corp.	18,864	5,316,630
Starbucks Corp.	46,080	4,575,744
Travel + Leisure Co.	343,881	12,255,919

		30,179,483

Household Durables — 0.7%
DR Horton, Inc.	33,056	4,220,260
Leggett & Platt, Inc.	106,081	2,426,072
Lennar Corp., Class A	5,512	705,095
Toll Brothers, Inc.	127,477	10,949,000

		18,300,427

Household Products — 1.3%
Kimberly-Clark Corp.	290,743	35,973,631
Procter & Gamble Co. (The)	2,722	417,882

		36,391,513

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	547,009	9,414,025

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	45,954	9,003,308

Industrial REITs — 0.1%
EastGroup Properties, Inc.	10,294	1,788,582

Insurance — 4.4%
American Financial Group, Inc.	7,565	865,360
Everest Group Ltd.	23,127	9,494,790
Hartford Financial Services Group, Inc. (The)	113,970	8,907,895
Marsh & McLennan Cos., Inc.	83,343	16,620,261
MetLife, Inc.	564,745	35,934,725
Reinsurance Group of America, Inc.	59,911	9,769,088
Travelers Cos., Inc. (The)	136,010	24,566,126
W. R. Berkley Corp.	219,282	15,908,909

		122,067,154

Interactive Media & Services — 7.0%
Alphabet, Inc., Class A(a)	618,347	81,949,528
Alphabet, Inc., Class C, NVS(a)	333,041	44,600,851
Meta Platforms, Inc., Class A(a)	206,841	67,668,033

		194,218,412

IT Services — 0.0%
Amdocs Ltd.	6,178	517,531

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	168,537	21,539,028
Mettler-Toledo International, Inc.(a)	1,715	1,872,660

		23,411,688

Machinery — 2.9%
Flowserve Corp.	26,358	1,008,457
Illinois Tool Works, Inc.	110,621	26,793,512
Oshkosh Corp.	280,929	27,331,583
Otis Worldwide Corp.	22,359	1,918,179
Snap-on, Inc.	23,164	6,362,919
Xylem, Inc.	158,095	16,620,527

		80,035,177

Security	Shares	Value

Media — 1.2%
Comcast Corp., Class A	257,846	$10,801,169
Fox Corp., Class A, NVS	686,306	20,273,479
Fox Corp., Class B	10,034	277,540
Liberty Media Corp. - Liberty SiriusXM, NVS(a)	123,324	3,328,515

		34,680,703

Office REITs — 0.0%
Alexandria Real Estate Equities, Inc.	4,012	438,913
Highwoods Properties, Inc.	15,482	293,384

		732,297

Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	78,470	11,268,292
ConocoPhillips	83,659	9,668,471
Devon Energy Corp.	392,320	17,642,630
EOG Resources, Inc.	88,151	10,848,744
Exxon Mobil Corp.	76,865	7,897,110
Marathon Oil Corp.	34,210	869,960
Marathon Petroleum Corp.	53,633	8,001,507
Pioneer Natural Resources Co.	15,239	3,529,962
Valero Energy Corp.	71,160	8,920,618

		78,647,294

Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	501,668	24,772,366
Eli Lilly & Co.	55,696	32,918,564
Johnson & Johnson	9,651	1,492,624
Merck & Co., Inc.	29,463	3,019,368
Pfizer, Inc.	365,701	11,142,909
Zoetis, Inc., Class A	3,121	551,387

		73,897,218

Residential REITs — 0.9%
Apartment Income REIT Corp.	9,758	303,669
Camden Property Trust	158,601	14,315,326
Equity Residential	180,471	10,257,972

		24,876,967

Retail REITs — 0.1%
Kimco Realty Corp.	53,008	1,024,114
Simon Property Group, Inc.	13,819	1,725,855

		2,749,969

Semiconductors & Semiconductor Equipment — 7.2%
Applied Materials, Inc.	263,492	39,465,832
ARM Holdings PLC, ADR(a)(b)	60,420	3,715,830
Intel Corp.	263,730	11,788,731
Lam Research Corp.	11,096	7,943,848
MaxLinear, Inc.(a)	16,605	311,012
NVIDIA Corp.	211,549	98,941,467
QUALCOMM, Inc.	291,559	37,625,689

		199,792,409

Software — 12.0%
Adobe, Inc.(a)	58,711	35,873,008
Autodesk, Inc.(a)	18,736	4,092,504
Cadence Design Systems, Inc.(a)	53,837	14,712,037
Fortinet, Inc.(a)	118,928	6,250,856
InterDigital, Inc.	7	699
Manhattan Associates, Inc.(a)	103,467	23,078,314
Microsoft Corp.	577,155	218,689,801
RingCentral, Inc., Class A(a)	89,819	2,556,249
Salesforce, Inc.(a)	94,284	23,750,140
ServiceNow, Inc.(a)(b)	6,541	4,485,425
Workday, Inc., Class A(a)	1,026	277,759

		333,766,792

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs — 0.4%
Equinix, Inc.	2,283	$1,860,668
Public Storage	27,416	7,094,164
SBA Communications Corp.	4,482	1,106,875

		10,061,707

Specialty Retail — 3.0%
AutoNation, Inc.(a)(b)	78,639	10,637,498
Best Buy Co., Inc.	330,744	23,462,979
O’Reilly Automotive, Inc.(a)	403	395,899
Penske Automotive Group, Inc.(b)	50,508	7,540,844
TJX Cos., Inc. (The)	433,037	38,154,890
Ulta Beauty, Inc.(a)	1,354	576,791
Wayfair, Inc., Class A(a)	49,107	2,740,171

		83,509,072

Technology Hardware, Storage & Peripherals — 8.3%
Apple Inc.	1,019,726	193,696,954
Dell Technologies, Inc., Class C	89,972	6,826,176
Hewlett Packard Enterprise Co.	1,736,338	29,361,475
HP, Inc.	31,082	911,946

		230,796,551

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica, Inc.(a)	27,106	12,110,961
Skechers U.S.A., Inc., Class A(a)	196,827	11,595,078

		23,706,039

Security	Shares	Value

Trading Companies & Distributors — 0.5%
WW Grainger, Inc.	16,320	$12,830,621

Total Long-Term Investments — 98.8% (Cost: $2,014,716,556)		2,754,165,945

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(c)(d)	28,896,447	28,896,447
SL Liquidity Series, LLC, Money Market Series, 5.56%(c)(d)(e)	20,975,000	20,983,390

Total Short-Term Securities — 1.8% (Cost: $49,877,756)		49,879,837

Total Investments — 100.6% (Cost: $2,064,594,312)		2,804,045,782

Liabilities in Excess of Other Assets — (0.6)%		(16,650,480)

Net Assets — 100.0%		$2,787,395,302

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$25,513,614	$3,382,833	(a)	$—	$—	$—	$28,896,447	28,896,447	$678,485		$—
SL Liquidity Series, LLC, Money Market Series	1,007,234	19,973,070	(a)	—	1,729	1,357	20,983,390	20,975,000	331,788	(b)	—

					$1,729	$1,357	$49,879,837		$1,010,273		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	155	12/15/23	$35,470	$1,460,879

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,460,879	$—	$—	$—	$1,460,879

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,631,972	$—	$—	$—	$2,631,972

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(667,584)	$—	$—	$—	$(667,584)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$35,911,806

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,754,165,945	$—	$—	$2,754,165,945
Short-Term Securities
Money Market Funds	28,896,447	—	—	28,896,447

	$2,783,062,392	$—	$—	2,783,062,392

Investments valued at NAV(a)				20,983,390

				$2,804,045,782

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,460,879	$—	$—	$1,460,879

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) November 30, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Lockheed Martin Corp.	14,930	$6,685,206
Textron, Inc.	37,691	2,889,392

		9,574,598

Air Freight & Logistics — 1.6%
FedEx Corp.	34,189	8,849,139

Automobiles — 0.3%
Ford Motor Co.	166,698	1,710,321

Banks — 4.8%
Citigroup, Inc.	211,576	9,753,654
Citizens Financial Group, Inc.	7,356	200,598
First Citizens BancShares, Inc., Class A	54	79,266
JPMorgan Chase & Co.	38,675	6,036,394
KeyCorp	512,997	6,356,033
Synovus Financial Corp.	13,609	419,021
Wells Fargo & Co.	99,322	4,428,768

		27,273,734

Beverages — 2.5%
Coca-Cola Co. (The)	129,320	7,557,461
PepsiCo, Inc.	37,436	6,300,104

		13,857,565

Biotechnology — 3.7%
AbbVie, Inc.	15,226	2,168,030
Amgen, Inc.	29,575	7,974,603
Exelixis, Inc.(a)	90,345	1,970,424
Gilead Sciences, Inc.	27,015	2,069,349
Incyte Corp.(a)	70,471	3,829,394
Neurocrine Biosciences, Inc.(a)	679	79,165
RayzeBio, Inc.(a)	193	4,609
Regeneron Pharmaceuticals, Inc.(a)	2,151	1,772,015
United Therapeutics Corp.(a)	5,042	1,210,080

		21,077,669

Broadline Retail — 1.0%
Amazon.com, Inc.(a)	38,944	5,689,329

Building Products — 0.9%
A O Smith Corp.	13,093	986,689
Johnson Controls International PLC	50,863	2,685,566
Owens Corning	10,641	1,442,707

		5,114,962

Capital Markets — 3.7%
Affiliated Managers Group, Inc.	6,548	887,581
Franklin Resources, Inc.	18,459	457,783
Invesco Ltd.	231,332	3,301,108
Moody’s Corp.	19,562	7,139,348
MSCI, Inc., Class A	106	55,210
Nasdaq, Inc.	97,952	5,469,640
S&P Global, Inc.	8,180	3,401,489

		20,712,159

Chemicals — 3.1%
Eastman Chemical Co.	2,506	210,078
Huntsman Corp.	5,533	136,112
LyondellBasell Industries NV, Class A	75,929	7,220,848
Mosaic Co. (The)	23,795	854,002
PPG Industries, Inc.	26,959	3,827,908
Sherwin-Williams Co. (The)	15,417	4,298,260
Westlake Corp.	8,097	1,039,574

		17,586,782

Security	Shares	Value

Commercial Services & Supplies — 1.5%
Cintas Corp.	6,023	$3,332,225
Republic Services, Inc.	29,918	4,841,929

		8,174,154

Communications Equipment — 0.4%
Juniper Networks, Inc.	71,730	2,040,718

Construction & Engineering — 1.5%
AECOM	50,559	4,492,673
EMCOR Group, Inc.	2,816	598,456
Valmont Industries, Inc.	16,259	3,569,989

		8,661,118

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1,113	517,088
Summit Materials, Inc., Class A(a)	1,607	55,747

		572,835

Consumer Finance — 0.3%
OneMain Holdings, Inc.	23,151	979,287
Synchrony Financial	26,251	849,483

		1,828,770

Consumer Staples Distribution & Retail — 1.0%
Sysco Corp.	4,299	310,259
Walmart, Inc.	35,378	5,508,001

		5,818,260

Containers & Packaging — 0.2%
AptarGroup, Inc.	4,778	606,280
International Paper Co.	17,176	634,482

		1,240,762

Diversified Telecommunication Services — 0.5%
AT&T Inc.	160,109	2,653,006

Electric Utilities — 2.9%
Entergy Corp.	2,008	203,631
Evergy, Inc.	100,234	5,115,943
IDACORP, Inc.	7,798	752,507
OGE Energy Corp.	95,059	3,331,818
Portland General Electric Co.	21,075	865,340
PPL Corp.	243,553	6,361,604

		16,630,843

Electrical Equipment — 1.0%
AMETEK, Inc.	25,664	3,983,823
Rockwell Automation, Inc.	6,396	1,761,714

		5,745,537

Electronic Equipment, Instruments & Components — 1.4%
Flex Ltd.(a)	29,883	760,522
TE Connectivity Ltd.	53,655	7,028,805

		7,789,327

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	35,905	1,211,794

Entertainment — 0.7%
Electronic Arts, Inc.	23,887	3,296,645
Playtika Holding Corp.(a)(b)	32,843	285,406
Warner Bros Discovery, Inc., Class A(a)	18,916	197,672

		3,779,723

Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B(a)	34,900	12,564,000
Block, Inc., Class A(a)	71,709	4,548,502
Euronet Worldwide, Inc.(a)	18,154	1,583,392
Fidelity National Information Services, Inc.	30,251	1,773,919

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Mastercard, Inc., Class A	16,587	$6,864,198
Visa, Inc., Class A	5,945	1,525,962

		28,859,973

Food Products — 2.9%
Archer-Daniels-Midland Co.	105,222	7,758,018
Bunge Global SA	2,304	253,141
Hershey Co. (The)	24,509	4,605,731
J M Smucker Co. (The)	33,799	3,708,764

		16,325,654

Gas Utilities — 0.0%
UGI Corp.	11,977	263,374

Ground Transportation — 0.3%
CSX Corp.	39,309	1,269,681
Ryder System, Inc.	1,453	155,674

		1,425,355

Health Care Equipment & Supplies — 4.1%
Abbott Laboratories	63,954	6,669,763
Edwards Lifesciences Corp.(a)	3,963	268,335
Enovis Corp.(a)	3,517	173,951
Medtronic PLC	129,021	10,227,495
ResMed, Inc.	1,276	201,263
Stryker Corp.	18,804	5,572,189

		23,112,996

Health Care Providers & Services — 2.8%
Cencora, Inc.	5,775	1,174,462
CVS Health Corp.	47,387	3,219,947
Elevance Health, Inc.	19,976	9,578,292
Ensign Group, Inc. (The)	6,447	690,280
HCA Healthcare, Inc.	3,828	958,837

		15,621,818

Health Care REITs — 0.0%
Medical Properties Trust, Inc.	18,396	89,221

Health Care Technology — 0.4%
Teladoc Health, Inc.(a)(b)	122,767	2,226,993

Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	52,356	776,439

Hotels, Restaurants & Leisure — 0.9%
Boyd Gaming Corp.	22,567	1,332,581
McDonald’s Corp.	8,036	2,264,866
Travel + Leisure Co.	37,715	1,344,163

		4,941,610

Household Durables — 1.3%
DR Horton, Inc.	9,114	1,163,584
Leggett & Platt, Inc.	52,526	1,201,270
Lennar Corp., Class A	5,261	672,987
Mohawk Industries, Inc.(a)	13,519	1,193,863
Taylor Morrison Home Corp., Class A(a)	6,360	286,836
Toll Brothers, Inc.	32,154	2,761,707

		7,280,247

Household Products — 1.8%
Kimberly-Clark Corp.	55,327	6,845,610
Procter & Gamble Co. (The)	20,983	3,221,310

		10,066,920

Independent Power and Renewable Electricity Producers — 0.7%
AES Corp. (The)	219,890	3,784,307

Industrial Conglomerates — 1.2%
Honeywell International, Inc.	34,931	6,843,681

Security	Shares	Value

Insurance — 6.3%
Everest Group Ltd.	5,365	$2,202,601
Hartford Financial Services Group, Inc. (The)	46,464	3,631,626
Marsh & McLennan Cos., Inc.	16,712	3,332,707
MetLife, Inc.	125,770	8,002,745
Prudential Financial, Inc.	26,027	2,544,920
Reinsurance Group of America, Inc.	43,410	7,078,434
Travelers Cos., Inc. (The)	39,845	7,196,804
Unum Group	4,842	208,206
W. R. Berkley Corp.	19,305	1,400,578

		35,598,621

Interactive Media & Services — 1.5%
Alphabet, Inc., Class A(a)	48,628	6,444,669
Meta Platforms, Inc., Class A(a)	6,448	2,109,463

		8,554,132

IT Services — 0.2%
Amdocs Ltd.	12,792	1,071,586

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.	34,333	4,387,757
Mettler-Toledo International, Inc.(a)	337	367,981

		4,755,738

Machinery — 4.5%
Cummins, Inc.	10,647	2,386,632
Flowserve Corp.	10,066	385,125
Illinois Tool Works, Inc.	25,653	6,213,413
Oshkosh Corp.	71,411	6,947,576
Otis Worldwide Corp.	6,986	599,329
Snap-on, Inc.	13,285	3,649,257
Timken Co. (The)	13,504	977,690
Xylem, Inc.	38,757	4,074,523

		25,233,545

Media — 2.6%
Comcast Corp., Class A	169,076	7,082,594
Fox Corp., Class A, NVS	163,794	4,838,475
Fox Corp., Class B	4,416	122,146
Liberty Media Corp. - Liberty SiriusXM, NVS(a)(b)	92,339	2,492,230
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,159	58,163
Paramount Global, Class B, NVS	20,159	289,685

		14,883,293

Metals & Mining — 0.2%
Nucor Corp.	843	143,285
Steel Dynamics, Inc.	7,816	931,120

		1,074,405

Multi-Utilities — 0.1%
CMS Energy Corp.	8,578	486,887

Office REITs — 0.2%
Alexandria Real Estate Equities, Inc.	7,567	827,830
Highwoods Properties, Inc.	13,683	259,293

		1,087,123

Oil, Gas & Consumable Fuels — 6.9%
Chevron Corp.	50,610	7,267,596
ConocoPhillips	59,486	6,874,797
Devon Energy Corp.	74,443	3,347,702
EOG Resources, Inc.	29,502	3,630,811
Exxon Mobil Corp.	77,295	7,941,288
Marathon Oil Corp.	32,524	827,085
Marathon Petroleum Corp.	24,625	3,673,804

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	9,063	$2,099,353
Valero Energy Corp.	25,416	3,186,150

		38,848,586

Passenger Airlines — 0.1%
United Airlines Holdings, Inc.(a)	16,513	650,612

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	134,302	6,631,833
Johnson & Johnson	51,055	7,896,166
Merck & Co., Inc.	20,124	2,062,308
Perrigo Co. PLC	15,622	475,846
Pfizer, Inc.	215,392	6,562,994
Viatris, Inc.	7,904	72,559

		23,701,706

Real Estate Management & Development — 0.0%
Zillow Group, Inc., Class A(a)	1,607	63,300

Residential REITs — 1.9%
Apartment Income REIT Corp.	8,245	256,584
Camden Property Trust	51,706	4,666,984
Equity Residential	95,106	5,405,825
Independence Realty Trust, Inc.	18,230	248,293

		10,577,686

Retail REITs — 1.3%
Kimco Realty Corp.	149,708	2,892,359
Simon Property Group, Inc.	35,217	4,398,251

		7,290,610

Semiconductors & Semiconductor Equipment — 4.4%
Applied Materials, Inc.	40,697	6,095,597
ARM Holdings PLC, ADR(a)(b)	12,044	740,706
Cirrus Logic, Inc.(a)(b)	4,444	337,344
Intel Corp.	143,276	6,404,437
NVIDIA Corp.	9,228	4,315,935
QUALCOMM, Inc.	51,975	6,707,374

		24,601,393

Software — 2.4%
Adobe, Inc.(a)	2,654	1,621,621
Cadence Design Systems, Inc.(a)	267	72,963
Fortinet, Inc.(a)	1,324	69,589
Klaviyo, Inc., Class A(a)	3,413	101,127
Manhattan Associates, Inc.(a)	20,070	4,476,614
Microsoft Corp.	18,378	6,963,608

		13,305,522

Specialized REITs — 0.1%
Equinix, Inc.	75	61,126
Public Storage	2,706	700,204

		761,330

Security	Shares	Value

Specialty Retail — 2.2%
AutoNation, Inc.(a)	11,199	$1,514,889
Best Buy Co., Inc.	46,095	3,269,979
Penske Automotive Group, Inc.(b)	10,689	1,595,868
TJX Cos., Inc. (The)	69,008	6,080,295

		12,461,031

Technology Hardware, Storage & Peripherals — 1.5%
Apple Inc.	8,673	1,647,436
Hewlett Packard Enterprise Co.	402,701	6,809,674
HP, Inc.	8,763	257,107

		8,714,217

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.(a)	1,915	855,622
Skechers U.S.A., Inc., Class A(a)	35,072	2,066,092
Under Armour, Inc., Class C, NVS(a)	5,385	41,249

		2,962,963

Trading Companies & Distributors — 0.4%
WW Grainger, Inc.	2,663	2,093,624

Total Long-Term Investments — 98.9% (Cost: $504,703,272)		557,989,603

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(c)(d)	4,846,867	4,846,867
SL Liquidity Series, LLC, Money Market Series, 5.56%(c)(d)(e)	3,956,254	3,957,837

Total Short-Term Securities — 1.6% (Cost: $8,803,886)		8,804,704

Total Investments — 100.5% (Cost: $513,507,158)		566,794,307

Liabilities in Excess of Other Assets — (0.5)%		(2,807,782)

Net Assets — 100.0%		$563,986,525

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Value Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,925,122	$—		$(78,255	)(a)	$—	$—	$4,846,867	4,846,867	$130,264		$—
SL Liquidity Series, LLC, Money Market Series	973,342	2,984,145	(a)	—		226	124	3,957,837	3,956,254	1,785	(b)	—

						$226	$124	$8,804,704		$132,049		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	29	12/15/23	$6,636	$353,978

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$353,978	$—	$—	$—	$353,978

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$393,188	$—	$—	$—	$393,188

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$594	$—	$—	$—	$594

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Advantage Large Cap Value Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,705,144

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$557,989,603	$—	$—	$557,989,603
Short-Term Securities
Money Market Funds	4,846,867	—	—	4,846,867

	$562,836,470	$—	$—	562,836,470

Investments valued at NAV(a)				3,957,837

				$566,794,307

Derivative Financial Instruments(b)
Assets
Equity Contracts	$353,978	$—	$—	$353,978

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

November 30, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,374,423,914	$1,040,456,486	$3,298,722,675	$2,754,165,945	$557,989,603
Investments, at value — affiliated(c)	35,834,297	11,269,006	152,120,215	49,879,837	8,804,704
Cash	—	—	229,977	52,207	83
Cash pledged:
Futures contracts	1,097,000	628,000	2,599,000	1,652,000	317,006
Foreign currency, at value(d)	623,265	79,389	—	—	—
Receivables:
Investments sold	8,415,327	10,452,576	13,969,230	25,207,981	5,211,300
Securities lending income — affiliated	642	111,248	26,733	331,005	—
Capital shares sold	6,868,197	197,377	4,757,298	549,195	185,940
Dividends — unaffiliated	7,926,020	1,094,305	5,032,915	4,520,300	1,566,461
Dividends — affiliated	133,578	40,235	122,290	104,083	18,936
Interest — unaffiliated	—	—	453	—	—
From the Manager	90,896	48,683	52,139	133,847	19,841
Variation margin on futures contracts	—	—	143,610	130,865	24,367
Prepaid expenses	106,787	68,389	55,372	75,370	74,105

Total assets	1,435,519,923	1,064,445,694	3,477,831,907	2,836,802,635	574,212,346

LIABILITIES
Collateral on securities loaned	1,177,275	2,252,161	116,245,412	20,983,225	3,955,809
Payables:
Investments purchased	13,511,674	9,462,792	17,920,199	24,505,247	5,007,589
Administration fees	44,932	34,611	102,339	84,845	19,056
Capital shares redeemed	810,666	657,073	7,129,762	1,482,602	649,410
Investment advisory fees	390,143	414,436	1,032,101	824,503	172,369
Directors’ and Officer’s fees	4,100	3,852	10,766	7,989	3,337
Other accrued expenses	473,517	144,573	918,966	755,550	184,444
Other affiliate fees	178,292	81,772	57,502	439,827	5,310
Professional fees	136,342	104,093	68,416	36,178	141,801
Registration fees	—	—	200,033	(18,480)	—
Service and distribution fees	67,428	118,626	74,526	305,847	86,696
Variation margin on futures contracts	49,363	24,478	—	—	—

Total liabilities	16,843,732	13,298,467	143,760,022	49,407,333	10,225,821

Commitments and contingent liabilities

NET ASSETS	$1,418,676,191	$1,051,147,227	$3,334,071,885	$2,787,395,302	$563,986,525

NET ASSETS CONSIST OF:

Paid-in capital	$1,337,119,480	$642,012,794	$3,765,133,771	$2,101,835,547	$503,577,157

Accumulated earnings (loss)	81,556,711	409,134,433	(431,061,886)	685,559,755	60,409,368

NET ASSETS	$1,418,676,191	$1,051,147,227	$3,334,071,885	$2,787,395,302	$563,986,525

(a) Investments, at cost — unaffiliated	$1,209,438,812	$636,507,246	$3,350,572,351	$2,014,716,556	$504,703,272
(b) Securities loaned, at value	$1,111,891	$1,500,600	$111,852,779	$19,269,817	$3,842,600
(c) Investments, at cost — affiliated	$35,833,932	$11,268,913	$152,051,673	$49,877,756	$8,803,886
(d) Foreign currency, at cost	$628,960	$84,645	$—	$—	$—

F I N A N C I A L S T A T E M E N T S	47

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

NET ASSET VALUE
Institutional
Net assets	$924,659,681	$535,664,289		$2,041,957,264	$1,328,441,339	$167,486,086

Shares outstanding	53,018,993	23,889,541		137,432,963	68,986,965	5,761,502

Net asset value	$17.44	$22.42		$14.86	$19.26	$29.07

Shares authorized	Unlimited	Unlimited		Unlimited	400 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Investor A

Net assets	$234,912,272	$483,042,568		$330,206,916	$1,374,381,546	$360,528,805

Shares outstanding	13,646,048	22,924,991		22,390,995	75,566,929	12,775,876

Net asset value	$17.21	$21.07		$14.75	$18.19	$28.22

Shares authorized	Unlimited	Unlimited		Unlimited	300 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Investor C
Net assets	$12,002,786	$26,990,295		$9,381,614	$40,382,218	$14,510,359

Shares outstanding	719,279	1,603,788		658,955	2,804,557	568,342

Net asset value	$16.69	$16.83		$14.24	$14.40	$25.53

Shares authorized	Unlimited	Unlimited		Unlimited	400 million	400 million

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Class K
Net assets	$217,562,795	$4,778,510		$952,526,091	$30,697,246	$14,542,413

Shares outstanding	12,472,293	213,059		64,046,886	1,593,324	500,160

Net asset value	$17.44	$22.43		$14.87	$19.27	$29.08

Shares authorized	Unlimited	Unlimited		Unlimited	2 billion	2 billion

Par value	$0.001	$0.001		$0.001	$0.10	$0.10

Class R
Net assets	$29,538,657	$671,565	$	N/A	$13,492,953	$6,918,862

Shares outstanding	1,717,949	30,273		N/A	823,008	258,778

Net asset value	$17.19	$22.18	$	N/A	$16.39	$26.74

Shares authorized	Unlimited	Unlimited		N/A	200 million	200 million

Par value	$0.001	$0.001	$	N/A	$0.10	$0.10

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended November 30, 2023

	BlackRock Advantage International Fund	BlackRock Advantage Large Cap Growth Fund	BlackRock Advantage Small Cap Core Fund

INVESTMENT INCOME
Dividends — unaffiliated	$15,567,895	$4,179,445	$29,278,443
Dividends — affiliated	769,785	232,344	816,142
Securities lending income — affiliated — net	11,798	113,214	395,589
Other income	14,843	—	—
Foreign taxes withheld	(1,359,486)	(5,005)	(73,822)
Foreign withholding tax claims	268,791	—	—

Total investment income	15,273,626	4,519,998	30,416,352

EXPENSES
Investment advisory	2,876,180	2,833,110	7,434,625
Transfer agent — class specific	783,100	596,907	1,037,765
Service and distribution — class specific	372,847	658,601	467,059
Administration	262,159	205,049	652,804
Custodian	170,177	20,995	150,970
Administration — class specific	129,741	99,456	348,191
Professional	96,132	49,699	49,467
Accounting services	53,863	45,541	113,597
Registration	52,011	43,135	89,540
Printing and postage	21,686	17,560	25,233
Directors and Officer	8,166	7,009	18,203
Miscellaneous	1,893	8,879	36,986

Total expenses excluding interest expense	4,827,955	4,585,941	10,424,440
Interest expense	2,468	—	—

Total expenses	4,830,423	4,585,941	10,424,440
Less:

Administration fees waived by the Manager — class specific	(129,741)	(96,599)	(346,428)
Fees waived and/or reimbursed by the Manager	(592,864)	(396,655)	(737,126)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(511,132)	(353,570)	(418,331)

Total expenses after fees waived and/or reimbursed	3,596,686	3,739,117	8,922,555

Net investment income	11,676,940	780,881	21,493,797

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	19,791,166	35,028,658	(18,369,380)
Investments — affiliated	811	(2,273)	27,040
Futures contracts	(1,296,700)	1,171,680	689,947
Foreign currency transactions	(290,833)	—	(827)

	18,204,444	36,198,065	(17,653,220)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	43,760,160	91,192,351	200,504,987
Investments — affiliated	172	1,275	16,891
Futures contracts	2,073,132	747	615,656
Foreign currency translations	255,745	1,426	—

	46,089,209	91,195,799	201,137,534

Net realized and unrealized gain	64,293,653	127,393,864	183,484,314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,970,593	$128,174,745	$204,978,111

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations (unaudited) (continued)

Six Months Ended November 30, 2023

	BlackRock Advantage Large Cap Core Fund	BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$21,362,023	$6,732,459
Dividends — affiliated	678,485	130,264
Interest — unaffiliated	—	2,007
Securities lending income — affiliated — net	331,788	1,785
Foreign taxes withheld	(7,359)	(823)

Total investment income	22,364,937	6,865,692

EXPENSES
Investment advisory	6,209,385	1,380,079
Transfer agent — class specific	1,942,864	300,529
Service and distribution — class specific	1,877,975	542,885
Administration	548,717	118,910
Administration — class specific	288,624	56,353
Accounting services	97,323	33,727
Registration	61,594	45,871
Professional	55,922	53,639
Printing and postage	21,311	16,069
Directors and Officer	15,238	5,598
Custodian	(3,280)	17,388
Miscellaneous	31,874	13,131

Total expenses excluding interest expense	11,147,547	2,584,179
Interest expense	1,230	—

Total expenses	11,148,777	2,584,179
Less:
Administration fees waived by the Manager — class specific	(288,624)	(56,353)
Fees waived and/or reimbursed by the Manager	(834,065)	(304,209)
Transfer agent fees waived and/or reimbursed — class specific	(1,234,475)	(164,135)

Total expenses after fees waived and/or reimbursed	8,791,613	2,059,482

Net investment income	13,573,324	4,806,210

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	54,508,770	18,390,909
Investments — affiliated	1,729	226
Futures contracts	2,631,972	393,188

	57,142,471	18,784,323

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	228,080,320	27,931,281

Investments — affiliated	1,357	124
Futures contracts	(667,584)	594

	227,414,093	27,931,999

Net realized and unrealized gain	284,556,564	46,716,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$298,129,888	$51,522,532

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Advantage Large Cap Growth Fund

	Six Months		Six Months
	Ended		Ended
	11/30/23	Year Ended	11/30/23	Year Ended
	(unaudited)	05/31/23	(unaudited)	05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,676,940	$32,597,808	$780,881	$3,192,201
Net realized gain (loss)	18,204,444	(65,982,615)	36,198,065	(14,259,907)
Net change in unrealized appreciation (depreciation)	46,089,209	90,742,580	91,195,799	67,271,524

Net increase in net assets resulting from operations	75,970,593	57,357,773	128,174,745	56,203,818

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(12,784,819)	(23,002,049)	(653,618)	(1,487,169)
Investor A	(3,450,967)	(6,936,172)	(208,707)	(734,722)
Investor C	(31,829)	(57,995)	—	—
Class K	(3,257,321)	(3,878,150)	(5,247)	(6,578)
Class R	(304,188)	(73,700)	—	(147)

Decrease in net assets resulting from distributions to shareholders	(19,829,124)	(33,948,066)	(867,572)	(2,228,616)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	144,687,666	135,628,015	(29,275,235)	1,585,172

NET ASSETS
Total increase in net assets	200,829,135	159,037,722	98,031,938	55,560,374
Beginning of period	1,217,847,056	1,058,809,334	953,115,289	897,554,915

End of period	$1,418,676,191	$1,217,847,056	$1,051,147,227	$953,115,289

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Small Cap Core Fund		BlackRock Advantage Large Cap Core Fund

	Six Months		Six Months
	Ended		Ended
	11/30/23	Year Ended	11/30/23	Year Ended
	(unaudited)	05/31/23	(unaudited)	05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$ 21,493,797	$ 34,024,253	$ 13,573,324	$ 29,099,395
Net realized gain (loss)	(17,653,220)	(243,633,261)	57,142,471	(57,935,346)
Net change in unrealized appreciation (depreciation)	201,137,534	(2,236,033)	227,414,093	30,100,345

Net increase (decrease) in net assets resulting from operations	204,978,111	(211,845,041)	298,129,888	1,264,394

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,890,136)	(65,785,212)	(6,048,621)	(87,947,101)
Investor A	(571,241)	(8,392,738)	(4,326,414)	(78,931,541)
Investor C	—	(218,628)	(47,818)	(2,397,702)
Class K	(2,976,424)	(26,282,902)	(119,106)	(1,924,102)
Class R	—	—	(36,181)	(849,067)

Decrease in net assets resulting from distributions to shareholders	(9,437,801)	(100,679,480)	(10,578,140)	(172,049,513)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(303,644,208)	(84,503,292)	(325,415,087)	(48,914,390)

NET ASSETS
Total decrease in net assets	(108,103,898)	(397,027,813)	(37,863,339)	(219,699,509)
Beginning of period	3,442,175,783	3,839,203,596	2,825,258,641	3,044,958,150

End of period	$3,334,071,885	$3,442,175,783	$2,787,395,302	$2,825,258,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Advantage Large Cap Value Fund

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,806,210	$8,666,756
Net realized gain (loss)	18,784,323	(1,730,009)
Net change in unrealized appreciation (depreciation)	27,931,999	(38,708,040)

Net increase (decrease) in net assets resulting from operations	51,522,532	(31,771,293)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,089,515)	(9,937,889)
Investor A	(1,977,245)	(20,893,090)
Investor C	(44,976)	(893,218)
Class K	(80,975)	(574,235)
Class R	(32,227)	(460,361)

Decrease in net assets resulting from distributions to shareholders	(3,224,938)	(32,758,793)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(26,687,285)	(11,079,734)

NET ASSETS
Total increase (decrease) in net assets	21,610,309	(75,609,820)
Beginning of period	542,376,216	617,986,036

End of period	$563,986,525	$542,376,216

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.73		$16.48	$19.89	$14.52	$16.12		$16.97	$16.77

Net investment income(a)	0.16		0.48	0.46	0.38	0.22		0.44	0.45
Net realized and unrealized gain (loss)	0.82		0.29	(2.28)	5.30	(1.37)		(0.90)	(0.12)

Net increase (decrease) from investment operations	0.98		0.77	(1.82)	5.68	(1.15)		(0.46)	0.33

Distributions(b)
From net investment income	(0.27)		(0.52)	(0.62)	(0.31)	(0.45)		(0.39)	(0.13)
From net realized gain	—		—	(0.97)	—	—		—	—

Total distributions	(0.27)		(0.52)	(1.59)	(0.31)	(0.45)		(0.39)	(0.13)

Net asset value, end of period	$17.44		$16.73	$16.48	$19.89	$14.52		$16.12	$16.97

Total Return(c)
Based on net asset value	5.86	%(d)	5.10%	(9.93)%	39.57%	(7.45	)%(d)	(2.52)%	1.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72	%(g)	0.68%	0.73%	0.78%	0.82	%(g)	0.88%	0.86%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.50%	0.50%	0.50	%(g)	0.59%	0.64%

Net investment income	1.85	%(g)	3.08%	2.51%	2.21%	2.17	%(g)	2.78%	2.61%

Supplemental Data
Net assets, end of period (000)	$924,660		$771,698	$710,116	$616,649	$477,944		$446,831	$403,149

Portfolio turnover rate	65%		128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.82%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.52		$16.28	$19.65	$14.35	$15.93		$16.78	$16.60

Net investment income(a)	0.13		0.44	0.35	0.33	0.19		0.40	0.38
Net realized and unrealized gain (loss)	0.81		0.28	(2.19)	5.24	(1.35)		(0.90)	(0.10)

Net increase (decrease) from investment operations	0.94		0.72	(1.84)	5.57	(1.16)		(0.50)	0.28

Distributions(b)
From net investment income	(0.25)		(0.48)	(0.56)	(0.27)	(0.42)		(0.35)	(0.10)
From net realized gain	—		—	(0.97)	—	—		—	—

Total distributions	(0.25)		(0.48)	(1.53)	(0.27)	(0.42)		(0.35)	(0.10)

Net asset value, end of period	$17.21		$16.52	$16.28	$19.65	$14.35		$15.93	$16.78

Total Return(c)
Based on net asset value	5.71	%(d)	4.82%	(10.13)%	39.21%	(7.61	)%(d)	(2.77)%	1.68	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.92	%(g)	1.00%	1.02%	1.05%	1.08	%(g)	1.16%	1.15%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.75%	0.75%	0.75%	0.75	%(g)	0.84%	0.89%

Net investment income	1.59	%(g)	2.82%	1.93%	1.95%	1.85	%(g)	2.56%	2.20%

Supplemental Data
Net assets, end of period (000)	$234,912		$230,879	$240,255	$456,083	$366,411		$404,739	$302,725

Portfolio turnover rate	65%		128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.56%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.03		$15.81	$19.12	$13.95	$15.43		$16.11	$15.96

Net investment income(a)	0.11		0.32	0.22	0.16	0.10		0.23	0.23
Net realized and unrealized gain (loss)	0.75		0.27	(2.15)	5.14	(1.31)		(0.80)	(0.08)

Net increase (decrease) from investment operations	0.86		0.59	(1.93)	5.30	(1.21)		(0.57)	0.15

Distributions(b)
From net investment income	(0.20)		(0.37)	(0.41)	(0.13)	(0.27)		(0.11)	—
From net realized gain	—		—	(0.97)	—	—		—	—

Total distributions	(0.20)		(0.37)	(1.38)	(0.13)	(0.27)		(0.11)	—

Net asset value, end of period	$16.69		$16.03	$15.81	$19.12	$13.95		$15.43	$16.11

Total Return(c)
Based on net asset value	5.37	%(d)	4.04%	(10.83)%	38.21%	(8.05	)%(d)	(3.51)%	0.94	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.71	%(g)	1.78%	1.83%	1.88%	1.84	%(g)	1.88%	1.89%

Total expenses after fees waived and/or reimbursed	1.51	%(g)	1.50%	1.50%	1.50%	1.50	%(g)	1.59%	1.64%

Net investment income	1.33	%(g)	2.10%	1.27%	0.98%	1.04	%(g)	1.52%	1.39%

Supplemental Data
Net assets, end of period (000)	$12,003		$2,598	$2,356	$3,664	$6,193		$9,448	$23,111

Portfolio turnover rate	65%		128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 0.81%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (g) Annualized.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$16.73		$16.48	$19.89	$14.52	$16.12		$16.98	$18.33

Net investment income(b)	0.16		0.52	0.46	0.46	0.23		0.56	0.39
Net realized and unrealized gain (loss)	0.83		0.26	(2.28)	5.23	(1.37)		(1.03)	(1.74)

Net increase (decrease) from investment operations	0.99		0.78	(1.82)	5.69	(1.14)		(0.47)	(1.35)

Distributions(c)
From net investment income	(0.28)		(0.53)	(0.62)	(0.32)	(0.46)		(0.39)	—
From net realized gain	—		—	(0.97)	—	—		—	—

Total distributions	(0.28)		(0.53)	(1.59)	(0.32)	(0.46)		(0.39)	—

Net asset value, end of period	$17.44		$16.73	$16.48	$19.89	$14.52		$16.12	$16.98

Total Return(d)
Based on net asset value	5.88	%(e)	5.16%	(9.89)%	39.64%	(7.40	)%(e)	(2.53)%	(7.37	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.57	%(h)	0.57%	0.61%	0.63%	0.65	%(h)	0.75%	0.80	%(h)

Total expenses after fees waived and/or reimbursed	0.45	%(h)	0.45%	0.45%	0.45%	0.45	%(h)	0.54%	0.59	%(h)

Net investment income	1.89	%(h)	3.28%	2.55%	2.65%	2.20	%(h)	3.59%	3.33	%(h)

Supplemental Data
Net assets, end of period (000)	$217,563		$193,748	$103,329	$103,454	$43,073		$43,721	$8,175

Portfolio turnover rate	65%		128%	132%	247%	131%		140%	106	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.42)%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$16.53		$16.29	$19.68	$14.36	$15.91		$16.74	$16.53

Net investment income(a)	0.11		0.45	0.33	0.28	0.15		0.34	0.32
Net realized and unrealized gain (loss)	0.82		0.23	(2.23)	5.26	(1.34)		(0.88)	(0.08)

Net increase (decrease) from investment operations	0.93		0.68	(1.90)	5.54	(1.19)		(0.54)	0.24

Distributions(b)
From net investment income	(0.27)		(0.44)	(0.52)	(0.22)	(0.36)		(0.29)	(0.03)
From net realized gain	—		—	(0.97)	—	—		—	—

Total distributions	(0.27)		(0.44)	(1.49)	(0.22)	(0.36)		(0.29)	(0.03)

Net asset value, end of period	$17.19		$16.53	$16.29	$19.68	$14.36		$15.91	$16.74

Total Return(c)
Based on net asset value	5.61	%(d)	4.54%	(10.42)%	38.91%	(7.75	)%(d)	(3.04)%	1.44	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.27	%(g)	1.33%	1.35%	1.36%	1.37	%(g)	1.44%	1.45%

Total expenses after fees waived and/or reimbursed	1.01	%(g)	1.00%	1.00%	1.00%	1.00	%(g)	1.09%	1.14%

Net investment income	1.32	%(g)	2.75%	1.81%	1.67%	1.47	%(g)	2.20%	1.91%

Supplemental Data
Net assets, end of period (000)	$29,539		$18,925	$2,753	$3,416	$3,310		$5,244	$7,572

Portfolio turnover rate	65%		128%	132%	247%	131%		140%	106%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 1.26%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$19.76		$18.77	$23.33	$18.23	$16.49		$17.89	$15.20

Net investment income(a)	0.03		0.09	0.03	0.04	0.07		0.13	0.13
Net realized and unrealized gain (loss)	2.66		0.96	(1.25)	6.59	2.40		(0.22)	3.52

Net increase (decrease) from investment operations	2.69		1.05	(1.22)	6.63	2.47		(0.09)	3.65

Distributions(b)
From net investment income	(0.03)		(0.06)	—	(0.07)	(0.14)		(0.13)	(0.08)
From net realized gain	—		—	(3.34)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.03)		(0.06)	(3.34)	(1.53)	(0.73)		(1.31)	(0.96)

Net asset value, end of period	$22.42		$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(c)
Based on net asset value	13.60	%(d)	5.62%	(7.80)%	37.54%	15.34	%(d)	0.41%	25.31%

Ratios to Average Net Assets(e)
Total expenses	0.82	%(f)	0.75%	0.75%	0.83%	0.86	%(f)	0.87%	0.86%

Total expenses after fees waived and/or reimbursed	0.62	%(f)	0.61%	0.61%	0.62%	0.62	%(f)	0.62%	0.62%

Net investment income	0.29	%(f)	0.50%	0.15%	0.21%	0.65	%(f)	0.82%	0.83%

Supplemental Data
Net assets, end of period (000)	$535,664		$499,742	$432,076	$125,061	$89,737		$79,564	$74,886

Portfolio turnover rate	65%		130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$18.57		$17.67	$22.13	$17.35	$15.71		$17.11	$14.59

Net investment income (loss)(a)	0.00		0.04	(0.03)	(0.01)	0.04		0.09	0.09
Net realized and unrealized gain (loss)	2.51		0.89	(1.16)	6.27	2.28		(0.22)	3.37

Net increase (decrease) from investment operations	2.51		0.93	(1.19)	6.26	2.32		(0.13)	3.46

Distributions(b)
From net investment income	(0.01)		(0.03)	—	(0.02)	(0.09)		(0.09)	(0.06)
From net realized gain	—		—	(3.27)	(1.46)	(0.59)		(1.18)	(0.88)

Total distributions	(0.01)		(0.03)	(3.27)	(1.48)	(0.68)		(1.27)	(0.94)

Net asset value, end of period	$21.07		$18.57	$17.67	$22.13	$17.35		$15.71	$17.11

Total Return(c)
Based on net asset value	13.51	%(d)	5.28%	(8.05)%	37.28%	15.16	%(d)	0.15%	24.98%

Ratios to Average Net Assets(e)
Total expenses	1.00	%(f)	1.06%	1.07%	1.08%	1.12	%(f)	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.87	%(f)	0.87%	0.87%	0.87%	0.87	%(f)	0.87%	0.87%

Net investment income (loss)	0.04	%(f)	0.24%	(0.16)%	(0.04)%	0.40	%(f)	0.57%	0.58%

Supplemental Data
Net assets, end of period (000)	$483,043		$441,983	$452,791	$909,344	$713,162		$699,247	$730,996

Portfolio turnover rate	65%		130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$14.88		$14.24	$18.42	$14.67	$13.35		$14.55	$12.53

Net investment loss(a)	(0.05)		(0.07)	(0.16)	(0.13)	(0.03)		(0.03)	(0.03)
Net realized and unrealized gain (loss)	2.00		0.71	(0.87)	5.27	1.93		(0.17)	2.89

Net increase (decrease) from investment operations	1.95		0.64	(1.03)	5.14	1.90		(0.20)	2.86

Distributions from net realized gain(b)	—		—	(3.15)	(1.39)	(0.58)		(1.00)	(0.84)

Net asset value, end of period	$16.83		$14.88	$14.24	$18.42	$14.67		$13.35	$14.55

Total Return(c)
Based on net asset value	13.10	%(d)	4.50%	(8.74)%	36.25%	14.56	%(d)	(0.59)%	24.09%

Ratios to Average Net Assets(e)
Total expenses	1.82	%(f)	1.87%	1.83%	1.84%	1.83	%(f)	1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.62	%(f)	1.62%	1.62%	1.62%	1.62	%(f)	1.62%	1.62%

Net investment loss	(0.69	)%(f)	(0.51)%	(0.89)%	(0.78)%	(0.35	)%(f)	(0.22)%	(0.19)%

Supplemental Data
Net assets, end of period (000)	$26,990		$8,372	$10,162	$12,989	$14,728		$15,277	$48,702

Portfolio turnover rate	65%		130%	130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$19.76		$18.77	$23.33	$18.23	$16.49		$17.89	$16.37

Net investment income(b)	0.04		0.10	0.04	0.05	0.08		0.14	0.11
Net realized and unrealized gain (loss)	2.66		0.95	(1.25)	6.59	2.40		(0.23)	1.41

Net increase (decrease) from investment operations	2.70		1.05	(1.21)	6.64	2.48		(0.09)	1.52

Distributions(c)
From net investment income	(0.03)		(0.06)	—	(0.08)	(0.15)		(0.13)	—
From net realized gain	—		—	(3.35)	(1.46)	(0.59)		(1.18)	—

Total distributions	(0.03)		(0.06)	(3.35)	(1.54)	(0.74)		(1.31)	—

Net asset value, end of period	$22.43		$19.76	$18.77	$23.33	$18.23		$16.49	$17.89

Total Return(d)
Based on net asset value	13.67	%(e)	5.63%	(7.76)%	37.60%	15.40	%(e)	0.47%	9.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.68	%(g)	0.69%	0.69%	0.69%	0.70	%(g)	0.71%	0.72	%(g)

Total expenses after fees waived and/or reimbursed	0.57	%(g)	0.57%	0.57%	0.57%	0.57	%(g)	0.57%	0.57	%(g)

Net investment income	0.35	%(g)	0.53%	0.18%	0.25%	0.72	%(g)	0.85%	0.93	%(g)

Supplemental Data
Net assets, end of period (000)	$4,779		$2,489	$2,177	$1,152	$715		$973	$609

Portfolio turnover rate	65%		130%	130%	134%	70%		154%	162	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$19.57		$18.64		$23.17	$18.10	$16.32		$17.69	$15.01

Net investment income (loss)(a)	(0.02)		(0.00	)(b)	(0.09)	(0.06)	0.02		0.05	0.05
Net realized and unrealized gain (loss)	2.63		0.94		(1.25)	6.55	2.38		(0.23)	3.49

Net increase (decrease) from investment operations	2.61		0.94		(1.34)	6.49	2.40		(0.18)	3.54

Distributions(c)
From net investment income	—		(0.01)		—	—	(0.03)		(0.01)	—
From net realized gain	—		—		(3.19)	(1.42)	(0.59)		(1.18)	(0.86)

Total distributions	—		(0.01)		(3.19)	(1.42)	(0.62)		(1.19)	(0.86)

Net asset value, end of period	$22.18		$19.57		$18.64	$23.17	$18.10		$16.32	$17.69

Total Return(d)
Based on net asset value	13.34	%(e)	5.03%		(8.28)%	36.93%	14.99	%(e)	(0.15)%	24.68%

Ratios to Average Net Assets(f)
Total expenses	1.38	%(g)	1.42%		1.50%	1.36%	1.46	%(g)	1.42%	1.40%

Total expenses after fees waived and/or reimbursed	1.12	%(g)	1.12%		1.12%	1.12%	1.12	%(g)	1.12%	1.12%

Net investment income (loss)	(0.21	)%(g)	(0.03)%		(0.39)%	(0.30)%	0.16	%(g)	0.33%	0.30%

Supplemental Data
Net assets, end of period (000)	$672		$530		$349	$577	$536		$867	$1,864

Portfolio turnover rate	65%		130%		130%	134%	70%		154%	162%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of period	$14.06		$15.35	$20.72	$13.09	$13.13		$14.80

Net investment income(a)	0.09		0.14	0.13	0.12	0.14		0.13
Net realized and unrealized gain (loss)	0.75		(1.02)	(3.28)	7.97	(0.05)		(1.13)

Net increase (decrease) from investment operations	0.84		(0.88)	(3.15)	8.09	0.09		(1.00)

Distributions(b)
From net investment income	(0.04)		(0.12)	(0.14)	(0.10)	(0.13)		(0.11)
From net realized gain	—		(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.04)		(0.41)	(2.22)	(0.46)	(0.13)		(0.67)

Net asset value, end of period	$14.86		$14.06	$15.35	$20.72	$13.09		$13.13

Total Return(d)
Based on net asset value	5.96	%(e)	(5.75)%	(16.89)%	62.61%	0.61%		(6.89)%

Ratios to Average Net Assets(f)
Total expenses	0.58	%(g)	0.59%	0.59%	0.60%	0.64%		0.70%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.50%	0.50%	0.50%		0.49%

Net investment income	1.25	%(g)	0.93%	0.69%	0.65%	0.99%		0.95%

Supplemental Data
Net assets, end of period (000)	$2,041,957		$2,152,757	$2,501,959	$2,802,145	$847,753		$551,833

Portfolio turnover rate	38%		93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of period	$13.96		$15.24	$20.58	$13.02	$13.05		$14.73

Net investment income(a)	0.07		0.10	0.08	0.08	0.10		0.09
Net realized and unrealized gain (loss)	0.75		(1.01)	(3.25)	7.91	(0.03)		(1.13)

Net increase (decrease) from investment operations	0.82		(0.91)	(3.17)	7.99	0.07		(1.04)

Distributions(b)
From net investment income	(0.03)		(0.08)	(0.09)	(0.07)	(0.10)		(0.08)
From net realized gain	—		(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.03)		(0.37)	(2.17)	(0.43)	(0.10)		(0.64)

Net asset value, end of period	$14.75		$13.96	$15.24	$20.58	$13.02		$13.05

Total Return(d)
Based on net asset value	5.83	%(e)	(5.98)%	(17.08)%	62.05%	0.45%		(7.16)%

Ratios to Average Net Assets(f)
Total expenses	0.93	%(g)	0.93%	0.92%	0.95%	1.01%		1.03%

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.75%	0.75%	0.75%	0.75%		0.75%

Net investment income	1.00	%(g)	0.67%	0.44%	0.45%	0.75%		0.69%

Supplemental Data
Net assets, end of period (000)	$330,207		$315,694	$358,594	$530,664	$277,926		$248,574

Portfolio turnover rate	38%		93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of period	$13.50		$14.80	$20.08	$12.74	$12.80		$14.48

Net investment income (loss)(a)	0.02		(0.01)	(0.05)	(0.05)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	0.72		(0.98)	(3.18)	7.74	(0.04)		(1.10)

Net increase (decrease) from investment operations	0.74		(0.99)	(3.23)	7.69	(0.04)		(1.11)

Distributions(c)
From net investment income	—		(0.02)	—	—	(0.02)		(0.01)
From net realized gain	—		(0.29)	(2.05)	(0.35)	(0.00	)(d)	(0.56)

Total distributions	—		(0.31)	(2.05)	(0.35)	(0.02)		(0.57)

Net asset value, end of period	$14.24		$13.50	$14.80	$20.08	$12.74		$12.80

Total Return(e)
Based on net asset value	5.48	%(f)	(6.70)%	(17.74)%	60.90%	(0.33)%		(7.83)%

Ratios to Average Net Assets(g)
Total expenses	1.72	%(h)	1.69%	1.64%	1.70%	1.71%		1.81%

Total expenses after fees waived and/or reimbursed	1.50	%(h)	1.50%	1.50%	1.50%	1.50%		1.50%

Net investment income (loss)	0.25	%(h)	(0.07)%	(0.30)%	(0.32)%	0.01%		(0.06)%

Supplemental Data
Net assets, end of period (000)	$9,382		$9,276	$10,969	$12,880	$4,955		$4,363

Portfolio turnover rate	38%		93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Core Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20		Year Ended 05/31/19

Net asset value, beginning of period	$14.07		$15.36	$20.73	$13.10	$13.13		$14.81

Net investment income(a)	0.10		0.14	0.13	0.13	0.14		0.14
Net realized and unrealized gain (loss)	0.74		(1.02)	(3.27)	7.97	(0.03)		(1.15)

Net increase (decrease) from investment operations	0.84		(0.88)	(3.14)	8.10	0.11		(1.01)

Distributions(b)
From net investment income	(0.04)		(0.12)	(0.15)	(0.11)	(0.14)		(0.11)
From net realized gain	—		(0.29)	(2.08)	(0.36)	(0.00	)(c)	(0.56)

Total distributions	(0.04)		(0.41)	(2.23)	(0.47)	(0.14)		(0.67)

Net asset value, end of period	$14.87		$14.07	$15.36	$20.73	$13.10		$13.13

Total Return(d)
Based on net asset value	5.98	%(e)	(5.70)%	(16.84)%	62.63%	0.73%		(6.93)%

Ratios to Average Net Assets(f)
Total expenses	0.52	%(g)	0.51%	0.51%	0.52%	0.56%		0.61%

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45%	0.45%	0.45%	0.45%		0.45%

Net investment income	1.30	%(g)	0.97%	0.73%	0.71%	0.99%		1.00%

Supplemental Data
Net assets, end of period (000)	$952,526		$964,449	$967,682	$920,752	$188,885		$56,316

Portfolio turnover rate	38%		93%	81%	63%	101%		100%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$17.36		$18.39	$23.32		$18.78		$16.87		$18.18		$21.42

Net investment income(a)	0.10		0.20	0.13		0.19		0.22		0.25		0.25
Net realized and unrealized gain (loss)	1.87		(0.18)	(0.87)		5.31		2.41		(0.13)		2.71

Net increase (decrease) from investment operations	1.97		0.02	(0.74)		5.50		2.63		0.12		2.96

Distributions(b)
From net investment income	(0.07)		(0.20)	(0.19)		(0.22)		(0.29)		(0.20)		(0.23)
From net realized gain	—		(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(0.07)		(1.05)	(4.19)		(0.96)		(0.72)		(1.43)		(6.20)

Net asset value, end of period	$19.26		$17.36	$18.39		$23.32		$18.78		$16.87		$18.18

Total Return(c)
Based on net asset value	11.37	%(d)	0.63%	(5.20	)%(d)	30.31%		15.96%		1.41%		17.36%

Ratios to Average Net Assets(e)
Total expenses	0.64	%(f)	0.63%	0.61	%(f)(g)	0.68	%(h)	0.84	%(i)	0.82	%(i)	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.48	%(f)	0.48%	0.48	%(f)(g)	0.48	%(h)	0.48	%(i)	0.47	%(i)	0.48	%(h)

Net investment income	1.06	%(f)	1.17%	0.92	%(f)(g)	0.87	%(h)	1.29	%(i)	1.54	%(i)	1.44	%(h)

Supplemental Data
Net assets, end of period (000)	$1,328,441		$1,479,014	$1,547,621		$1,721,850		$1,399,612		$1,325,232		$1,197,729

Portfolio turnover rate(j)	55%		105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$16.40		$17.44	$22.30		$18.00		$16.20		$17.52		$20.84

Net investment income(a)	0.07		0.15	0.09		0.13		0.17		0.20		0.20
Net realized and unrealized gain (loss)	1.78		(0.19)	(0.82)		5.08		2.31		(0.12)		2.63

Net increase (decrease) from investment operations	1.85		(0.04)	(0.73)		5.21		2.48		0.08		2.83

Distributions(b)
From net investment income	(0.06)		(0.15)	(0.13)		(0.17)		(0.25)		(0.17)		(0.18)
From net realized gain	—		(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(0.06)		(1.00)	(4.13)		(0.91)		(0.68)		(1.40)		(6.15)

Net asset value, end of period	$18.19		$16.40	$17.44		$22.30		$18.00		$16.20		$17.52

Total Return(c)
Based on net asset value	11.26	%(d)	0.34%	(5.37	)%(d)	30.01%		15.66%		1.18%		17.10%

Ratios to Average Net Assets(e)
Total expenses	0.90	%(f)	0.90%	0.86	%(f)(g)	0.93	%(h)	1.09	%(i)	1.10	%(i)	1.14	%(h)

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.73%	0.73	%(f)(g)	0.73	%(h)	0.73	%(i)	0.73	%(i)	0.73	%(h)

Net investment income	0.83	%(f)	0.92%	0.67	%(f)(g)	0.62	%(h)	1.04	%(i)	1.30	%(i)	1.19	%(h)

Supplemental Data
Net assets, end of period (000)	$1,374,382		$1,271,384	$1,382,899		$1,519,185		$1,325,195		$1,202,715		$929,540

Portfolio turnover rate(j)	55%		105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$13.01		$14.06	$18.68		$15.14		$13.72		$15.03		$18.61

Net investment income (loss)(a)	0.01		0.02	(0.01)		(0.02)		0.04		0.07		0.06
Net realized and unrealized gain (loss)	1.40		(0.16)	(0.61)		4.28		1.95		(0.12)		2.29

Net increase (decrease) from investment operations	1.41		(0.14)	(0.62)		4.26		1.99		(0.05)		2.35

Distributions(b)
From net investment income	(0.02)		(0.06)	(0.00	)(c)	—		(0.14)		(0.03)		—
From net realized gain	—		(0.85)	(4.00)		(0.72)		(0.43)		(1.23)		(5.93)

Total distributions	(0.02)		(0.91)	(4.00)		(0.72)		(0.57)		(1.26)		(5.93)

Net asset value, end of period	$14.40		$13.01	$14.06		$18.68		$15.14		$13.72		$15.03

Total Return(d)
Based on net asset value	10.84	%(e)	(0.42)%	(5.81	)%(e)	29.03%		14.80%		0.37%		16.24%

Ratios to Average Net Assets(f)
Total expenses	1.72	%(g)	1.72%	1.69	%(g)(h)	1.69	%(i)	1.87	%(j)	1.89	%(j)	1.92	%(i)

Total expenses after fees waived and/or reimbursed	1.48	%(g)	1.48%	1.48	%(g)(h)	1.48	%(i)	1.48	%(j)	1.48	%(j)	1.48	%(i)

Net investment income (loss)	0.08	%(g)	0.17%	(0.08	)%(g)(h)	(0.13	)%(i)	0.32	%(j)	0.52	%(j)	0.44	%(i)

Supplemental Data
Net assets, end of period (000)	$40,382		$31,813	$38,506		$42,561		$31,921		$95,571		$159,351

Portfolio turnover rate(k)	55%		105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$17.36		$18.40	$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.10		0.21	0.13		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	1.89		(0.19)	(0.87)		5.32		2.42		(0.18)		0.53

Net increase (decrease) from investment operations	1.99		0.02	(0.74)		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income	(0.08)		(0.21)	(0.20)		(0.23)		(0.30)		(0.21)		—
From net realized gain	—		(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		—

Total distributions	(0.08)		(1.06)	(4.20)		(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$19.27		$17.36	$18.40		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	11.45	%(e)	0.63%	(5.18	)%(e)	30.42%		16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.53	%(g)	0.54%	0.51	%(g)(h)	0.55	%(i)	0.70	%(j)	0.72	%(j)	0.72	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43%	0.43	%(g)(h)	0.43	%(i)	0.43	%(j)	0.43	%(j)	0.43	%(g)(i)

Net investment income	1.13	%(g)	1.22%	0.98	%(g)(h)	0.91	%(i)	1.30	%(j)	1.87	%(j)	1.55	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$30,697		$31,568	$61,965		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate(k)	55%		105%	73%		111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$14.80		$15.84	$20.60		$16.66		$15.03		$16.38		$19.85

Net investment income(a)	0.05		0.10	0.05		0.07		0.13		0.15		0.15
Net realized and unrealized gain (loss)	1.58		(0.17)	(0.72)		4.70		2.13		(0.13)		2.47

Net increase (decrease) from investment operations	1.63		(0.07)	(0.67)		4.77		2.26		0.02		2.62

Distributions(b)
From net investment income	(0.04)		(0.12)	(0.09)		(0.09)		(0.20)		(0.14)		(0.12)
From net realized gain	—		(0.85)	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)

Total distributions	(0.04)		(0.97)	(4.09)		(0.83)		(0.63)		(1.37)		(6.09)

Net asset value, end of period	$16.39		$14.80	$15.84		$20.60		$16.66		$15.03		$16.38

Total Return(c)
Based on net asset value	11.05	%(d)	0.14%	(5.55	)%(d)	29.67%		15.38%		0.88%		16.83%

Ratios to Average Net Assets(e)
Total expenses	1.22	%(f)	1.24%	1.23	%(f)(g)	1.26	%(h)	1.37	%(i)	1.32	%(i)	1.38	%(h)

Total expenses after fees waived and/or reimbursed	0.98	%(f)	0.98%	0.98	%(f)(g)	0.98	%(h)	0.98	%(i)	0.98	%(i)	0.98	%(h)

Net investment income	0.58	%(f)	0.68%	0.42	%(f)(g)	0.37	%(h)	0.83	%(i)	1.04	%(i)	0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$13,493		$11,479	$13,967		$14,399		$12,416		$27,003		$41,488

Portfolio turnover rate(j)	55%		105%	73%		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$26.63		$29.79	$35.07	$24.74		$28.08		$30.89		$28.32

Net investment income(a)	0.27		0.47	0.45	0.46		0.39		0.57		0.55
Net realized and unrealized gain (loss)	2.35		(2.02)	(0.21)	10.36		(2.60)		(0.26)		2.57

Net increase (decrease) from investment operations	2.62		(1.55)	0.24	10.82		(2.21)		0.31		3.12

Distributions(b)
From net investment income	(0.18)		(0.47)	(0.47)	(0.49)		(0.58)		(0.59)		(0.43)
From net realized gain	—		(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(0.18)		(1.61)	(5.52)	(0.49)		(1.13)		(3.12)		(0.55)

Net asset value, end of period	$29.07		$26.63	$29.79	$35.07		$24.74		$28.08		$30.89

Total Return(c)
Based on net asset value	9.83	%(d)	(4.97)%	0.63%	44.37%		(8.36	)%(d)	1.80%		11.16%

Ratios to Average Net Assets(e)
Total expenses	0.72	%(f)	0.70%	0.70%	0.84	%(g)	0.89	%(f)(h)	0.87	%(h)	0.92	%(i)

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54%	0.54%	0.54	%(g)	0.54	%(f)(h)	0.54	%(h)	0.54	%(i)

Net investment income	1.89	%(f)	1.72%	1.41%	1.58	%(g)	2.20	%(f)(h)	2.09	%(h)	1.87	%(i)

Supplemental Data
Net assets, end of period (000)	$167,486		$164,434	$186,903	$194,452		$146,365		$192,744		$169,089

Portfolio turnover rate	60%		116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$25.86		$28.98	$34.26	$24.18		$27.45		$30.26		$27.76

Net investment income(a)	0.23		0.39	0.36	0.38		0.34		0.49		0.47
Net realized and unrealized gain (loss)	2.28		(1.97)	(0.20)	10.13		(2.55)		(0.25)		2.51

Net increase (decrease) from investment operations	2.51		(1.58)	0.16	10.51		(2.21)		0.24		2.98

Distributions(b)
From net investment income	(0.15)		(0.40)	(0.39)	(0.43)		(0.51)		(0.52)		(0.36)
From net realized gain	—		(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(0.15)		(1.54)	(5.44)	(0.43)		(1.06)		(3.05)		(0.48)

Net asset value, end of period	$28.22		$25.86	$28.98	$34.26		$24.18		$27.45		$30.26

Total Return(c)
Based on net asset value	9.71	%(d)	(5.22)%	0.40%	44.01%		(8.53	)%(d)	1.56%		10.86%

Ratios to Average Net Assets(e)
Total expenses	0.98	%(f)	0.97%	0.97%	1.10	%(g)	1.15	%(f)(h)	1.14	%(h)	1.20	%(i)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79%	0.79%	0.79	%(g)	0.79	%(f)(h)	0.79	%(h)	0.79	%(i)

Net investment income	1.65	%(f)	1.47%	1.16%	1.33	%(g)	1.95	%(f)(h)	1.84	%(h)	1.61	%(i)

Supplemental Data
Net assets, end of period (000)	$360,529		$345,671	$394,334	$405,607		$280,449		$336,565		$337,798

Portfolio turnover rate	60%		116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$23.43		$26.40	$31.69	$22.31		$25.32		$28.06		$25.71

Net investment income(a)	0.11		0.17	0.12	0.16		0.19		0.27		0.23
Net realized and unrealized gain (loss)	2.06		(1.78)	(0.19)	9.37		(2.36)		(0.24)		2.33

Net increase (decrease) from investment operations	2.17		(1.61)	(0.07)	9.53		(2.17)		0.03		2.56

Distributions(b)
From net investment income	(0.07)		(0.22)	(0.17)	(0.15)		(0.29)		(0.24)		(0.09)
From net realized gain	—		(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(0.07)		(1.36)	(5.22)	(0.15)		(0.84)		(2.77)		(0.21)

Net asset value, end of period	$25.53		$23.43	$26.40	$31.69		$22.31		$25.32		$28.06

Total Return(c)
Based on net asset value	9.26	%(d)	(5.89)%	(0.38)%	42.99%		(9.00	)%(d)	0.79%		10.03%

Ratios to Average Net Assets(e)
Total expenses	1.77	%(f)	1.74%	1.73%	1.85	%(g)	1.91	%(f)(h)	1.94	%(h)	1.97	%(i)

Total expenses after fees waived and/or reimbursed	1.54	%(f)	1.54%	1.54%	1.54	%(g)	1.54	%(f)(h)	1.54	%(h)	1.54	%(i)

Net investment income	0.89	%(f)	0.72%	0.41%	0.63	%(g)	1.20	%(f)(h)	1.08	%(h)	0.87	%(i)

Supplemental Data
Net assets, end of period (000)	$14,510		$14,894	$18,099	$20,880		$43,395		$63,659		$94,919

Portfolio turnover rate	60%		116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$26.64		$29.80	$35.08	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.28		0.48	0.47	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	2.34		(2.01)	(0.22)	10.38		(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	2.62		(1.53)	0.25	10.85		(2.20)		0.32		—

Distributions(c)
From net investment income	(0.18)		(0.49)	(0.48)	(0.51)		(0.60)		(0.60)		—
From net realized gain	—		(1.14)	(5.05)	—		(0.55)		(2.53)		—

Total distributions	(0.18)		(1.63)	(5.53)	(0.51)		(1.15)		(3.13)		—

Net asset value, end of period	$29.08		$26.64	$29.80	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	9.85	%(e)	(4.91)%	0.69%	44.48%		(8.35	)%(e)	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63	%(g)	0.63%	0.63%	0.74	%(h)	0.80	%(g)(i)	0.79	%(i)	0.83	%(g)(j)

Total expenses after fees waived and/or reimbursed	0.49	%(g)	0.49%	0.49%	0.49	%(h)	0.49	%(g)(i)	0.49	%(i)	0.49	%(g)(j)

Net investment income	1.96	%(g)	1.77%	1.47%	1.62	%(h)	2.24	%(g)(i)	2.14	%(i)	1.88	%(g)(j)

Supplemental Data
Net assets, end of period (000)	$14,542		$10,451	$10,210	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	60%		116%	136%	126	%(k)	70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$24.52		$27.56	$32.84	$23.18		$26.29		$29.10		$26.70

Net investment income(a)	0.18		0.31	0.27	0.29		0.28		0.41		0.38
Net realized and unrealized gain (loss)	2.16		(1.87)	(0.19)	9.71		(2.43)		(0.26)		2.42

Net increase (decrease) from investment operations	2.34		(1.56)	0.08	10.00		(2.15)		0.15		2.80

Distributions(b)
From net investment income	(0.12)		(0.34)	(0.31)	(0.34)		(0.41)		(0.43)		(0.28)
From net realized gain	—		(1.14)	(5.05)	—		(0.55)		(2.53)		(0.12)

Total distributions	(0.12)		(1.48)	(5.36)	(0.34)		(0.96)		(2.96)		(0.40)

Net asset value, end of period	$26.74		$24.52	$27.56	$32.84		$23.18		$26.29		$29.10

Total Return(c)
Based on net asset value	9.55	%(d)	(5.43)%	0.14%	43.63%		(8.65	)%(d)	1.29%		10.60%

Ratios to Average Net Assets(e)
Total expenses	1.35	%(f)	1.36%	1.35%	1.41	%(g)	1.43	%(f)(h)	1.44	%(h)	1.47	%(i)

Total expenses after fees waived and/or reimbursed	1.04	%(f)	1.04%	1.04%	1.04	%(g)	1.04	%(f)(h)	1.04	%(h)	1.04	%(i)

Net investment income	1.40	%(f)	1.22%	0.91%	1.11	%(g)	1.69	%(f)(h)	1.59	%(h)	1.37	%(i)

Supplemental Data
Net assets, end of period (000)	$6,919		$6,925	$8,440	$9,015		$10,820		$18,321		$29,497

Portfolio turnover rate	60%		116%	136%	126	%(j)	70%		161%		143%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and September 30, 2019, respectively.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund and BlackRock Small Cap Core Fund are series of the Trust. BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund are series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Advantage Small Cap Core Fund	Advantage Small Cap Core	Diversified
BlackRock Advantage Large Cap Core Fund	Advantage Large Cap Core	Diversified
BlackRock Advantage Large Cap Value Fund	Advantage Large Cap Value	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Certain Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Funds are open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of the Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the

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Notes to Financial Statements (unaudited) (continued)

Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

Advantage International
BofA Securities, Inc.	$127	$(127)	$—	$—
Goldman Sachs & Co. LLC	366,627	(366,627)	—	—
Morgan Stanley	745,137	(745,137)	—	—

	$1,111,891	$(1,111,891)	$—	$—

Advantage Large Cap Growth
J.P. Morgan Securities LLC	$1,500,600	$(1,500,600)	$—	$—

Advantage Small Cap Core
Barclays Capital, Inc.	$765,422	$(765,422)	$—	$—
BNP Paribas SA	12,846,456	(12,846,456)	—	—
BofA Securities, Inc.	4,689,628	(4,689,628)	—	—
Citigroup Global Markets, Inc.	2,662,971	(2,662,971)	—	—
Credit Suisse Securities (USA) LLC	615,504	(615,504)	—	—
J.P. Morgan Securities LLC	37,174,483	(37,174,483)	—	—
Jefferies LLC	1,097,444	(1,097,444)	—	—
Morgan Stanley	47,246,150	(47,246,150)	—	—
National Financial Services LLC	3,490,466	(3,490,466)	—	—
State Street Bank & Trust Co.	378,876	(378,876)	—	—
TD Prime Services LLC	885,379	(885,379)	—	—

	$111,852,779	$(111,852,779)	$—	$—

Advantage Large Cap Core
Citigroup Global Markets, Inc.	$11,444,208	$(11,444,208)	$—	$—
Goldman Sachs & Co. LLC	1,690,969	(1,690,969)	—	—
J.P. Morgan Securities LLC	6,134,640	(6,134,640)	—	—

	$19,269,817	$(19,269,817)	$—	$—

Advantage Large Cap Value
Goldman Sachs & Co. LLC	$826,613	$(826,613)	$—	$—
J.P. Morgan Securities LLC	2,678,583	(2,678,583)	—	—
Morgan Stanley	337,404	(337,404)	—	—

	$3,842,600	$(3,842,600)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

First $1 billion	0.45%	0.57%	0.45%	0.45%	0.49%
$1 billion - $3 billion	0.42	0.54	0.42	0.42	0.46
$3 billion - $5 billion	0.41	0.51	0.41	0.41	0.44
$5 billion - $10 billion	0.39	0.50	0.39	0.39	0.43
Greater than $10 billion	0.38	0.48	0.38	0.38	0.42

Service and Distribution Fees: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Advantage International		Advantage Large Cap Growth		Advantage Small Cap Core

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25%	0.75%
Class R	0.25	0.25	0.25	0.25	N/A	N/A

	Advantage Large Cap Core		Advantage Large Cap Value

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Advantage International	$288,487	$29,816	$54,544	$372,847
Advantage Large Cap Growth	581,245	75,774	1,582	658,601
Advantage Small Cap Core	418,958	48,101	—	467,059
Advantage Large Cap Core	1,669,256	176,457	32,262	1,877,975
Advantage Large Cap Value	449,121	76,448	17,316	542,885

Administration: The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$83,333	$23,040	$596	$20,607	$2,165	$129,741
Advantage Large Cap Growth	51,114	46,389	1,510	380	63	99,456
Advantage Small Cap Core	214,492	33,453	960	99,286	—	348,191
Advantage Large Cap Core	147,613	133,207	3,520	3,002	1,282	288,624
Advantage Large Cap Value	17,005	35,863	1,526	1,267	692	56,353

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total

Advantage International	$368,461	$368,461
Advantage Large Cap Growth	234,092	234,092
Advantage Small Cap Core	133,599	133,599
Advantage Large Cap Core	639,169	639,169

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$3,225	$5,444	$132	$207	$46	$9,054
Advantage Large Cap Growth	3,130	43,534	2,000	23	19	48,706
Advantage Small Cap Core	7,109	13,921	593	2,706	—	24,329
Advantage Large Cap Core	24,369	150,856	3,110	82	155	178,572
Advantage Large Cap Value	697	24,799	1,260	46	104	26,906

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$638,683	$117,332	$4,075	$1,954	$21,056	$783,100
Advantage Large Cap Growth	392,706	191,507	11,870	162	662	596,907
Advantage Small Cap Core	720,327	279,277	9,902	28,259	—	1,037,765
Advantage Large Cap Core	974,174	916,532	36,099	2,966	13,093	1,942,864
Advantage Large Cap Value	83,686	196,535	11,569	661	8,078	300,529

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Advantage International	$2,756
Advantage Large Cap Growth	4,814
Advantage Small Cap Core	5,962
Advantage Large Cap Core	11,729
Advantage Large Cap Value	2,309

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

Investor A	$326	$—	$1,143	$2,551	$332
Investor C	49	149	343	542	241

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived

Advantage International	$11,130
Advantage Large Cap Growth	3,350
Advantage Small Cap Core	11,825
Advantage Large Cap Core	9,953
Advantage Large Cap Value	1,887

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Advantage International	0.50%	0.75%	1.50%	0.45%	1.00%
Advantage Large Cap Growth	0.62	0.87	1.62	0.57	1.12
Advantage Small Cap Core	0.50	0.75	1.50	0.45	N/A
Advantage Large Cap Core	0.48	0.73	1.48	0.43	0.98
Advantage Large Cap Value	0.54	0.79	1.54	0.49	1.04

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025 (June 30, 2034 with respect to Advantage Large Cap Growth Class R Shares), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended November 30, 2023, the Manager waived and/or reimbursed investment advisory fees, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations, as follows:

Fund Name	Amounts Waived

Advantage International	$581,734
Advantage Large Cap Growth	393,305
Advantage Small Cap Core	725,301
Advantage Large Cap Core	824,112
Advantage Large Cap Value	302,322

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Notes to Financial Statements (unaudited) (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, service and distribution fees waived and service distribution fees reimbursed respectively, in the Statements of Operations. For the six months ended November 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$83,332	$23,040	$597	$20,607	$2,165	$ 129,741
Advantage Large Cap Growth	51,114	43,579	1,463	380	63	96,599
Advantage Small Cap Core	213,412	33,279	955	98,782	—	346,428
Advantage Large Cap Core	147,613	133,207	3,520	3,002	1,282	288,624
Advantage Large Cap Value	17,005	35,863	1,526	1,267	692	56,353

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Advantage International	$430,135	$60,412	$2,585	$1,954	$16,046	$ 511,132
Advantage Large Cap Growth	264,911	79,890	8,099	161	509	353,570
Advantage Small Cap Core	186,536	196,087	7,581	28,127	—	418,331
Advantage Large Cap Core	605,183	588,523	27,715	2,966	10,088	1,234,475
Advantage Large Cap Value	41,187	107,984	7,924	661	6,379	164,135

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund (except Advantage International) retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Advantage International retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund (except Advantage International), pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Advantage International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Advantage International	$2,400
Advantage Large Cap Growth	26,506
Advantage Small Cap Core	98,091
Advantage Large Cap Core	79,123
Advantage Large Cap Value	1,500

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund other than Advantage Large Cap Growth may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program. Advantage Small Cap Core is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (unaudited) (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the six months ended November 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain

Advantage International	$109,815,840	$110,654,018	$3,350,225
Advantage Large Cap Growth	122,231,959	111,280,936	5,203,221
Advantage Small Cap Core	17,742,653	46,134,952	4,788,179
Advantage Large Cap Core	120,992,535	137,839,981	1,730,090
Advantage Large Cap Value	29,936,880	37,325,865	3,034,703

7.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Advantage International	$951,366,457	$814,875,394
Advantage Large Cap Growth	643,993,678	674,507,445
Advantage Small Cap Core	1,288,605,463	1,581,652,654
Advantage Large Cap Core	1,562,249,167	1,886,506,081
Advantage Large Cap Value	333,669,888	358,750,756

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Advantage International	Advantage Large Cap Growth	Advantage Small Cap Core	Advantage Large Cap Core	Advantage Large Cap Value

$ 90,015,175	$ 25,713,241	$ 320,410,727	$ 84,219,781	$ 10,898,011

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Advantage International	$1,270,810,033	$165,982,712	$(25,737,745)	$140,244,967
Advantage Large Cap Growth	653,933,979	407,034,110	(8,834,722)	398,199,388
Advantage Small Cap Core	3,569,177,370	415,847,457	(533,837,781)	(117,990,324)
Advantage Large Cap Core	2,104,717,496	761,513,474	(60,724,309)	700,789,165
Advantage Large Cap Value	519,188,187	62,122,609	(14,162,511)	47,960,098

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

9.	BANK BORROWINGS

The Trust, on behalf of Advantage International, Advantage Large Cap Growth and Advantage Small Cap Core, and the Corporation, on behalf of Advantage Large Cap Core and Advantage Large Cap Value, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (unaudited) (continued)

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with each fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Advantage International invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Advantage International invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International
Institutional
Shares sold	10,344,910	$175,017,976	11,508,058	$175,708,419
Shares issued in reinvestment of distributions	721,796	12,689,180	1,525,765	22,800,749
Shares redeemed	(4,181,149)	(71,314,769)	(9,987,110)	(150,703,357)

	6,885,557	$116,392,387	3,046,713	$47,805,811

Investor A
Shares sold and automatic conversion of shares	848,134	$14,347,328	1,491,738	$22,573,584
Shares issued in reinvestment of distributions	180,558	3,136,287	426,965	6,301,933
Shares redeemed	(1,360,004)	(23,042,358)	(2,700,529)	(41,155,670)

	(331,312)	$(5,558,743)	(781,826)	$(12,280,153)

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage International (continued)
Investor C
Shares sold	591,094	$9,519,740	51,816	$776,986
Shares issued in reinvestment of distributions	1,886	31,829	4,022	57,985
Shares redeemed and automatic conversion of shares	(35,778)	(582,020)	(42,803)	(646,954)

	557,202	$8,969,549	13,035	$188,017

Class K
Shares sold	1,242,662	$21,297,186	6,766,930	$106,688,626
Shares issued in reinvestment of distributions	185,286	3,257,321	259,872	3,878,150
Shares redeemed	(536,605)	(9,143,187)	(1,714,155)	(27,125,496)

	891,343	$15,411,320	5,312,647	$83,441,280

Class R
Shares sold	726,494	$12,028,496	1,023,690	$17,224,244
Shares issued in reinvestment of distributions	17,512	304,188	4,989	73,701
Shares redeemed	(170,695)	(2,859,531)	(53,022)	(824,885)

	573,311	$9,473,153	975,657	$16,473,060

	8,576,101	$144,687,666	8,566,226	$135,628,015

Advantage Large Cap Growth
Institutional
Shares sold	1,200,638	$25,123,726	6,868,840	$118,137,284
Shares issued in reinvestment of distributions	30,127	651,052	84,195	1,481,839
Shares redeemed	(2,635,642)	(55,553,193)	(4,676,497)	(85,552,119)

	(1,404,877)	$(29,778,415)	2,276,538	$34,067,004

Investor A
Shares sold	443,044	$8,780,909	783,596	$13,193,623
Shares issued in reinvestment of distributions	9,977	202,834	43,075	713,736
Shares redeemed	(1,324,139)	(26,349,865)	(2,657,309)	(44,721,957)

	(871,118)	$(17,366,122)	(1,830,638)	$(30,814,598)

Investor C
Shares sold	1,152,821	$17,784,083	63,364	$871,927
Shares redeemed and automatic conversion of shares	(111,488)	(1,790,077)	(214,528)	(2,877,817)

	1,041,333	$15,994,006	(151,164)	$(2,005,890)

Class K
Shares sold	109,386	$2,274,947	33,825	$619,234
Shares issued in reinvestment of distributions	226	4,882	331	5,828
Shares redeemed	(22,514)	(469,999)	(24,166)	(435,384)

	87,098	$1,809,830	9,990	$189,678

Class R
Shares sold	5,227	$107,802	10,387	$185,989
Shares issued in reinvestment of distributions	—	—	8	147
Shares redeemed	(2,038)	(42,336)	(2,056)	(37,158)

	3,189	$65,466	8,339	$148,978

	(1,144,375)	$(29,275,235)	313,065	$1,585,172

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Small Cap Core
Institutional
Shares sold	10,565,736	$156,504,690	47,919,449	$701,900,107
Shares issued in reinvestment of distributions	370,782	5,876,893	4,704,458	65,751,152
Shares redeemed	(26,651,881)	(396,101,764)	(62,510,640)	(917,764,827)

	(15,715,363)	$(233,720,181)	(9,886,733)	$(150,113,568)

Investor A
Shares sold and automatic conversion of shares	1,963,797	$29,150,406	3,601,657	$52,810,767
Shares issued in reinvestment of distributions	36,256	571,034	605,080	8,387,411
Shares redeemed	(2,229,150)	(32,820,035)	(5,120,440)	(74,615,130)

	(229,097)	$(3,098,595)	(913,703)	$(13,416,952)

Investor C
Shares sold	71,836	$1,005,482	125,566	$1,786,554
Shares issued in reinvestment of distributions	—	—	16,415	218,327
Shares redeemed and automatic conversion of shares	(99,868)	(1,416,478)	(196,132)	(2,747,776)

	(28,032)	$(410,996)	(54,151)	$(742,895)

Class K
Shares sold	4,062,310	$60,904,116	19,864,648	$291,931,230
Shares issued in reinvestment of distributions	187,474	2,973,342	1,873,351	26,253,904
Shares redeemed	(8,750,229)	(130,291,894)	(16,189,057)	(238,415,011)

	(4,500,445)	$(66,414,436)	5,548,942	$79,770,123

	(20,472,937)	$(303,644,208)	(5,305,645)	$(84,503,292)

Advantage Large Cap Core
Institutional
Shares sold	1,733,512	$31,931,994	7,232,763	$117,472,203
Shares issued in reinvestment of distributions	297,302	5,636,850	5,176,989	82,730,713
Shares redeemed	(18,261,497)	(330,483,436)	(11,342,719)	(183,436,037)

	(16,230,683)	$(292,914,592)	1,067,033	$16,766,879

Investor A
Shares sold and automatic conversion of shares	2,124,620	$36,992,551	4,614,359	$72,748,020
Shares issued in reinvestment of distributions	226,419	4,057,431	4,932,185	74,491,359
Shares redeemed	(4,300,939)	(74,856,158)	(11,328,154)	(178,943,679)

	(1,949,900)	$(33,806,176)	(1,781,610)	$(31,704,300)

Investor C
Shares sold	739,702	$10,067,550	492,228	$6,204,724
Shares issued in reinvestment of distributions	3,283	46,720	196,124	2,351,728
Shares redeemed and automatic conversion of shares	(383,562)	(5,338,075)	(982,251)	(12,432,749)

	359,423	$4,776,195	(293,899)	$(3,876,297)

Class K
Shares sold	247,561	$4,551,187	645,071	$10,729,466
Shares issued in reinvestment of distributions	6,279	119,106	120,270	1,924,102
Shares redeemed	(478,539)	(8,868,893)	(2,315,017)	(41,205,381)

	(224,699)	$(4,198,600)	(1,549,676)	$(28,551,813)

90	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Advantage Large Cap Core (continued)
Class R
Shares sold	78,197	$1,215,065	81,548	$1,163,716
Shares issued in reinvestment of distributions	2,238	36,181	62,298	849,067
Shares redeemed	(33,188)	(523,160)	(249,611)	(3,561,642)

	47,247	$728,086	(105,765)	$(1,548,859)

	(17,998,612)	$(325,415,087)	(2,663,917)	$(48,914,390)

Advantage Large Cap Value
Institutional
Shares sold	355,174	$10,001,797	881,237	$24,019,416
Shares issued in reinvestment of distributions	33,148	966,923	344,992	8,902,293
Shares redeemed	(801,067)	(22,272,843)	(1,325,202)	(36,046,939)

	(412,745)	$(11,304,123)	(98,973)	$(3,125,230)

Investor A
Shares sold and automatic conversion of shares	248,376	$6,821,959	1,375,001	$36,028,089
Shares issued in reinvestment of distributions	62,832	1,780,650	759,779	19,035,751
Shares redeemed	(900,326)	(24,735,994)	(2,376,037)	(62,562,160)

	(589,118)	$(16,133,385)	(241,257)	$(7,498,320)

Investor C
Shares sold	28,233	$701,954	135,087	$3,243,871
Shares issued in reinvestment of distributions	1,721	44,248	38,671	875,749
Shares redeemed and automatic conversion of shares	(97,343)	(2,428,018)	(223,496)	(5,340,361)

	(67,389)	$(1,681,816)	(49,738)	$(1,220,741)

Class K
Shares sold	149,259	$4,215,393	128,817	$3,493,709
Shares issued in reinvestment of distributions	2,776	80,975	22,234	574,235
Shares redeemed	(44,256)	(1,242,978)	(101,295)	(2,693,778)

	107,779	$3,053,390	49,756	$1,374,166

Class R
Shares sold	10,727	$278,039	46,745	$1,166,823
Shares issued in reinvestment of distributions	1,197	32,173	19,382	459,713
Shares redeemed	(35,616)	(931,563)	(89,884)	(2,236,145)

	(23,692)	$(621,351)	(23,757)	$(609,609)

	(985,165)	$(26,687,285)	(363,969)	$(11,079,734)

As of November 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Advantage Large Cap Growth

Class K	12,217

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which Advantage International is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements (unaudited) (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) and BlackRock Large Cap Series Funds, Inc. (the “Corporation”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage International Fund, BlackRock Advantage Large Cap Growth Fund, BlackRock Advantage Small Cap Core Fund, BlackRock Advantage Large Cap Core Fund and BlackRock Advantage Large Cap Value Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees of the Trust and the Board of Directors of the Corporation (together, the “Board”), on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	93

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

94	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Trust and the Corporation
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SC2-11/23-SAR

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Energy Opportunities Fund

•	BlackRock High Equity Income Fund

•	BlackRock International Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.17%	13.84%

U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)

International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36

Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Energy Opportunities Fund

Investment Objective

BlackRock Energy Opportunities Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed the benchmark, the MSCI World Energy Index.

What factors influenced performance?

Stock selection contributed positively to performance. Selection in the exploration and production (“E&P”) subsector had the largest positive effect on results, while selection in the refining and marketing subsector was the most noteworthy detractor. Sector allocation was a net detractor from performance. The Fund’s underweights in the refining and marketing and coal and uranium subsectors detracted.

At the individual stock level, an underweight in Chevron Corp.—which underperformed due in part to its bid for Hess Corp.—was a leading contributor. An overweight in Cheniere Energy, Inc. also contributed positively to performance on the strength of rising natural gas prices. The Fund further benefited from its zero weighting in the pipeline operator Enbridge, Inc. The company announced an equity issuance to fund acquisitions, weighing on its share price.

The Fund’s lack of a position in Phillips66, which benefited from strengthening refining margins, was the leading detractor. Similarly, a zero weighting in the uranium producer Cameco Corp. weighed on results. Uranium prices rose on expectations for a revival in the nuclear energy industry, fueling a rally in Cameco Corp. stock. Positions in a number of midstream distribution companies, including Kinder Morgan, Inc., also detracted due in part to the backdrop of elevated interest rates.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to the E&P subsector. It also reduced its weighting in the distribution subsector and rotated the proceeds into oil services stocks.

Describe portfolio positioning at period end.

The investment adviser maintained a bias toward higher-quality international oil producers, together with select positions in United States shale companies. The investment adviser believed valuations across the energy sector appeared attractive given that companies are expected to maintain capital discipline and deliver high free cash flows.

The Fund was overweight in the integrated and oil services subsectors at the close of the reporting period, and it was underweight in the E&P, coal and uranium, distribution, and refining and marketing subsectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	14.58%	(0.27)%	N/A	9.07%	N/A	1.32%	N/A
Investor A	14.30	(0.70)	(5.91)%	8.61	7.45%	0.90	0.36%
Investor C	13.86	(1.39)	(2.36)	7.84	7.84	0.32	0.32
MSCI World Energy Index(c)	13.67	(0.96)	N/A	7.68	N/A	2.33	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global Industry Classification Standard.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Energy Opportunities Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,145.80	$4.89		$1,000.00	$1,020.44	$4.60		0.91%
Investor A	1,000.00	1,143.00	7.08		1,000.00	1,018.39	6.66		1.32
Investor C	1,000.00	1,138.60	10.92		1,000.00	1,014.79	10.28		2.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets

Exxon Mobil Corp.	16.7%
Shell PLC	10.5
Chevron Corp.	6.9
TotalEnergies SE	6.9
ConocoPhillips	6.7
BP PLC	4.9
Cheniere Energy, Inc.	4.4
Canadian Natural Resources Ltd.	4.3
EOG Resources, Inc.	4.1
Williams Cos., Inc. (The)	4.0

INDUSTRY ALLOCATION
Industry(b)	Percent of Net Assets

Oil, Gas & Consumable Fuels	90.3%
Energy Equipment & Services	8.4
Short-Term Securities	0.7
Other Assets	0.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2023	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund’s (the “Fund”) investment objective is to seek high current income while maintaining prospects for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from the Fund’s performance relative to the benchmark was stock selection within the consumer staples sector, specifically within the consumer staples distribution and retail subsector. Positioning in the industrials sector was the second largest detractor, driven by stock selection within the aerospace and defense subsector. Stock selection within the materials sector also detracted from relative performance.

The largest contributor to the Fund’s performance relative to the benchmark was an overweight to the real estate sector. Within real estate, stock selection in the specialized real estate investment trust subsector proved additive to relative results for the reporting period. Positioning with respect to utilities was the second largest contributor, driven by an overweight to the sector versus the benchmark as well as stock selection within the multi-utilities subsector. Stock selection within the energy sector also contributed to relative performance.

Describe recent portfolio activity.

As a result of portfolio activity and market price movements during the period, the largest increases in the Fund’s sector exposures were in industrials and energy. Conversely, the Fund’s exposure to the healthcare and consumer discretionary sectors declined.

Describe portfolio positioning at period end.

The Fund ended the reporting period with its largest absolute allocations in the financials, healthcare and industrials sectors. Relative to the benchmark, the Fund’s largest overweight positions were in the healthcare and communication services sectors, while the largest relative underweights were in more expensive and cyclical sectors, most notably real estate and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.29%	2.41%	N/A	7.55%	N/A	7.81%	N/A
Investor A	6.17	2.17	(3.19)%	7.27	6.12%	7.49	6.91%
Investor C	5.77	1.40	0.45	6.49	6.49	6.84	6.84
Class K	6.35	2.50	N/A	7.58	N/A	7.82	N/A
Russell 1000® Value Index(c)	7.14	1.36	N/A	7.52	N/A	8.09	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock High Equity Income Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,062.90	$4.38		$1,000.00	$1,020.75	$4.29		0.85%
Investor A	1,000.00	1,061.70	5.67		1,000.00	1,019.50	5.55		1.10
Investor C	1,000.00	1,057.70	9.52		1,000.00	1,015.75	9.32		1.85
Class K	1,000.00	1,063.50	4.12		1,000.00	1,021.00	4.04		0.80

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets

Wells Fargo & Co.	2.0%
Citigroup, Inc.	1.9
Samsung Electronics Co. Ltd., Registered Shares, GDR	1.8
BP PLC	1.8
L3Harris Technologies, Inc.	1.6
Kraft Heinz Co. (The)	1.5
Shell PLC	1.5
Baxter International, Inc.	1.5
Verizon Communications, Inc.	1.4
SS&C Technologies Holdings, Inc.	1.4

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets

Financials	21.7%
Health Care	19.1
Industrials	12.9
Information Technology	9.0
Consumer Staples	8.0
Energy	7.9
Communication Services	7.5
Consumer Discretionary	4.7
Utilities	4.6
Materials	2.8
Other (each representing less than 1%)	0.6
Short-Term Securities	0.6
Other Assets Less Liabilities	0.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2023	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI All Country World ex-U.S. Index.

What factors influenced performance?

The largest detractors from relative performance over the period were stock selection within and an underweight to the financials sector along with stock selection within and an overweight to healthcare. Stock selection within consumer discretionary also detracted.

Lonza Group, the Swiss pharmaceutical and biotech company and biologics contract manufacturer, was the largest detractor from relative performance. The unexpected departure of the CEO in September 2023 weighed on investor confidence about the group’s prospects, particularly given its timing ahead of new medium-term guidance expected at the company’s upcoming October Capital Markets Day. The Fund exited the position given the lack of clarity provided by management into this departure and concerns that it may indicate a lack of competitive advantage for Lonza. Prudential Financial, Inc., the U.K.-based multinational insurance company and leading provider of insurance products and services in Asia, also detracted during the reporting period. Despite the shares being under pressure due to weaker sentiment in China, the company posted strong new business profits for the first half of 2023. In addition, the new CEO announced plans for a $1 billion investment program designed to drive strong organic new business premium growth over the 2022-27 period. Fast food restaurant company Yum China Holdings also detracted as third quarter earnings fell short of forecasts due to flat margins and weaker consumer demand.

The largest contributors to relative performance over the period were stock selection in the industrials and materials sectors along with stock selection within and an underweight to information technology. Mediatek Inc., the Taiwanese semiconductor company, led positive contributions to relative return as third quarter earnings exceeded estimates. The company has benefited from a significant improvement in inventory levels and expects an acceleration in smartphone-related demand with tailwinds from its new flagship 5G system-on-chip. The Fund has maintained the position as the smartphone market continues to recover and Mediatek is positioned to continue to gain share.

Baker Hughes Company, the United States energy technology company with business segments including oilfield services and equipment and industrial and energy technology, was another significant contributor to relative performance. Energy stocks in general had reflected a higher probability of recession relative to other cyclical sectors and benefited as recession fears eased and OPEC+ production cuts led to a rally in oil prices. RELX plc (“RELX”), the British multinational information and analytics company, also contributed to relative performance. The market appeared to reassess the value of the data and analytics offered by RELX given the recent positive sentiment around artificial intelligence, especially in the legal field. In addition, the ongoing strength of the company’s results and upbeat guidance continued to support the outlook for an extended period of strong top-line growth.

Describe recent portfolio activity.

The Fund increased its weightings in the information technology, financials and materials sectors, with newly added positions in Keyence Corp., FinecoBank S.p.A. and Symrise AG. Conversely, the Fund reduced exposure to consumer staples, healthcare and consumer discretionary, exiting positions in Lonza Group, Reckitt Benckiser Group plc and Inditex.

Describe portfolio positioning at period end.

From a sector perspective, the Fund was overweight in industrials, healthcare and information technology at the end of the period. The Fund was underweight in consumer discretionary and had zero exposure to utilities and real estate. Regionally, the Fund held the most significant exposure to the United Kingdom and France.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock International Dividend Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.71%	7.57%	N/A	7.59%	N/A	3.46%	N/A
Investor A	1.59	7.33	1.69%	7.33	6.18%	3.18	2.63%
Investor C	1.19	6.54	5.54	6.53	6.53	2.57	2.57
Class K	1.73	7.66	N/A	7.65	N/A	3.49	N/A
MSCI All Country World Index ex-U.S.(c)	5.07	9.26	N/A	5.06	N/A	3.41	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.10	$3.36		$1,000.00	$1,021.67	$3.39		0.67%
Investor A	1,000.00	1,015.90	4.62		1,000.00	1,020.42	4.65		0.92
Investor C	1,000.00	1,011.90	8.38		1,000.00	1,016.67	8.42		1.67
Class K	1,000.00	1,017.30	3.11		1,000.00	1,021.92	3.13		0.62

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2023 (continued)	BlackRock International Dividend Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9%
Novo Nordisk A/S, Class B	3.8
Baker Hughes Co., Class A	3.5
RELX PLC	3.5
Keyence Corp.	3.4
Shell PLC	3.1
Air Liquide SA	3.1
Koninklijke KPN NV	3.1
FinecoBank Banca Fineco SpA	3.0
ASML Holding NV	3.0

GEOGRAPHIC ALLOCATION
Country	Percent of Net Assets
United Kingdom	13.1%
Netherlands	11.5
France	10.6
United States	9.7
Japan	7.6
Taiwan	7.6
Sweden	5.3
Germany	5.1
Switzerland	4.6
Canada	4.5
Denmark	3.8
Singapore	3.8
Italy	3.0
Mexico	2.8
India	2.6
Brazil	1.6
Indonesia	1.5
China	1.2
Other Assets Less Liabilities	0.1

(a)	Excludes short-term securities.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock High Equity Income Fund and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock High Equity Income Fund’s Class K Shares performance shown prior to the Class K Shares inception date of April 21, 2020 is that of Institutional Shares. BlackRock International Dividend Fund’s Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On July 6, 2021, BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund’s and on August 18, 2021, BlackRock High Equity Income Fund’s issued and outstanding Service Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”), respectively.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waivers, if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each Fund’s contractual waivers, if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Schedule of Investments (unaudited) November 30, 2023	BlackRock Energy Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 8.4%
ARC Resources Ltd.	316,466	$5,046,851
NOV, Inc.	73,357	1,380,579
Patterson-UTI Energy, Inc.	86,608	1,014,180
Poseidon Concepts Corp.(a)	35,081	—
Schlumberger NV	222,327	11,569,897
TechnipFMC PLC	181,059	3,751,542
Tenaris SA	159,866	2,758,134
Weatherford International PLC(a)	14,493	1,314,370

		26,835,553
Oil, Gas & Consumable Fuels — 90.3%
BP PLC	2,561,354	15,572,194
Canadian Natural Resources Ltd.	208,602	13,929,347
Cenovus Energy, Inc.	468,542	8,311,143
Cheniere Energy, Inc.	77,825	14,175,824
Chevron Corp.	154,354	22,165,234
ConocoPhillips	185,258	21,410,267
Diamondback Energy, Inc.	49,668	7,669,236
Eni SpA	395,506	6,558,475
EOG Resources, Inc.	105,994	13,044,682
Exxon Mobil Corp.	519,913	53,415,862
Galp Energia SGPS SA	192,196	2,855,823
Gazprom PJSC(a)(b)	639,500	71
Hess Corp.	76,698	10,780,671
Kosmos Energy Ltd.(a)	252,884	1,717,082
Marathon Petroleum Corp.	77,300	11,532,387
Shell PLC	1,039,878	33,613,907

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	121,025	$4,538,828
TotalEnergies SE	323,039	22,018,086
Tourmaline Oil Corp.	118,789	5,749,704
Valero Energy Corp.	62,270	7,806,167
Williams Cos., Inc. (The)	347,330	12,778,271

		289,643,261

Total Long-Term Investments — 98.7% (Cost: $209,554,933)		316,478,814

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(c)(d)	2,150,632	2,150,632

Total Short-Term Securities — 0.7% (Cost: $2,150,632)		2,150,632

Total Investments — 99.4% (Cost: $211,705,565)		318,629,446

Other Assets Less Liabilities — 0.6%		2,069,897

Net Assets — 100.0%		$320,699,343

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$2,370,913	$—		$ (220,281)	(a)	$—	$—	$2,150,632	2,150,632	$71,151		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	264	(a)	—		(264)	—	—	—	98	(c)	—

						$(264)	$—	$2,150,632		$71,249		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Energy Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$24,077,419	$2,758,134	$—	$26,835,553
Oil, Gas & Consumable Fuels	209,024,705	80,618,485	71	289,643,261
Short-Term Securities
Money Market Funds	2,150,632	—	—	2,150,632

	$235,252,756	$83,376,619	$71	$318,629,446

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) November 30, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
L3Harris Technologies, Inc.	164,591	$31,405,609
RTX Corp.	320,093	26,081,177

		57,486,786

Automobile Components — 0.9%
Aptiv PLC(a)	122,820	10,174,409
Lear Corp.	52,779	7,059,191

		17,233,600

Automobiles — 0.9%
General Motors Co.	581,873	18,387,187

Banks — 5.2%
Citigroup, Inc.	844,276	38,921,124
Citizens Financial Group, Inc.	239,160	6,521,893
First Citizens BancShares, Inc., Class A	14,072	20,656,148
Wells Fargo & Co.	877,713	39,137,223

		105,236,388

Building Products — 0.4%
Allegion PLC	68,780	7,296,870

Capital Markets — 2.1%
Carlyle Group, Inc. (The)	619,230	21,227,205
Goldman Sachs Group, Inc. (The)	19,510	6,663,445
Raymond James Financial, Inc.	132,136	13,894,100

		41,784,750

Chemicals — 0.7%
International Flavors & Fragrances, Inc.	194,830	14,686,285

Communications Equipment — 1.2%
Cisco Systems, Inc.	393,388	19,032,111
Nokia Oyj, NVS, ADR	1,707,952	5,943,673

		24,975,784

Consumer Staples Distribution & Retail — 1.3%
Dollar General Corp.	206,073	27,020,292

Containers & Packaging — 1.2%
Sealed Air Corp.	723,340	24,145,089

Diversified Telecommunication Services — 1.9%
AT&T Inc.	664,654	11,013,317
Verizon Communications, Inc.	719,679	27,585,296

		38,598,613

Electric Utilities — 2.5%
American Electric Power Co., Inc.	187,582	14,922,148
Edison International	118,808	7,958,948
Exelon Corp.	328,712	12,658,699
NextEra Energy, Inc.	59,660	3,490,707
PG&E Corp.(a)	637,989	10,954,271

		49,984,773

Electronic Equipment, Instruments & Components — 0.5%
Zebra Technologies Corp., Class A(a)	43,090	10,211,468

Financial Services — 2.8%
Equitable Holdings, Inc.	484,405	14,866,390
Fidelity National Information Services, Inc.	459,530	26,946,839
Visa, Inc., Class A	52,782	13,548,084

		55,361,313

Food Products — 1.6%
Danone SA	15,585	1,002,160
Kraft Heinz Co. (The)	870,507	30,563,501

		31,565,661

Security	Shares	Value

Ground Transportation — 0.3%
Union Pacific Corp.	29,300	$6,600,411

Health Care Equipment & Supplies — 4.5%
Baxter International, Inc.	835,827	30,156,638
Koninklijke Philips NV(a)	538,261	11,045,785
Medtronic PLC	326,931	25,915,820
Zimmer Biomet Holdings, Inc.	202,625	23,567,314

		90,685,557

Health Care Providers & Services — 4.8%
Cardinal Health, Inc.	218,023	23,345,903
Cigna Group (The)	94,209	24,765,662
Elevance Health, Inc.	45,495	21,814,398
Humana, Inc.	9,994	4,845,691
Laboratory Corp. of America Holdings	102,562	22,246,723

		97,018,377

Household Durables — 1.1%
Newell Brands, Inc.	1,025,577	7,825,153
Sony Group Corp., ADR	157,120	13,504,464

		21,329,617

Household Products — 0.6%
Henkel AG & Co. KGaA, Preference Shares	75,260	5,920,736
Reckitt Benckiser Group PLC	90,332	6,166,690

		12,087,426

Industrial Conglomerates — 0.3%
Siemens AG, Registered Shares	40,882	6,867,463

Insurance — 4.1%
American International Group, Inc.	380,048	25,010,959
Fidelity National Financial, Inc., Class A	559,820	25,102,329
Prudential PLC	1,482,221	16,211,643
Willis Towers Watson PLC	65,867	16,223,042

		82,547,973

Interactive Media & Services — 0.2%
Meta Platforms, Inc., Class A(a)	9,690	3,170,084

IT Services — 1.0%
Cognizant Technology Solutions Corp., Class A	298,686	21,021,521

Life Sciences Tools & Services — 0.3%
Fortrea Holdings, Inc.(a)	210,694	6,202,831

Machinery — 1.0%
Komatsu Ltd.	758,000	19,388,951

Media — 1.4%
Comcast Corp., Class A	461,704	19,340,780
Fox Corp., Class A, NVS	317,683	9,384,356

		28,725,136

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	67,983	4,244,179
Sempra	126,226	9,198,088

		13,442,267

Oil, Gas & Consumable Fuels — 5.3%
BP PLC	5,865,134	35,658,095
ConocoPhillips	47,823	5,526,904
Kosmos Energy Ltd.(a)	1,405,717	9,544,818
Shell PLC	938,252	30,328,862
Suncor Energy, Inc.	531,820	17,544,742
Williams Cos., Inc. (The)	187,343	6,892,349

		105,495,770

Personal Care Products — 0.5%
Unilever PLC, ADR	206,759	9,862,404

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Pharmaceuticals — 2.8%
AstraZeneca PLC		62,216	$8,007,597
Bayer AG, Registered Shares		349,268	11,955,120
Eli Lilly & Co.		12,812	7,572,404
Novo Nordisk A/S, ADR		27,024	2,752,124
Sanofi SA		268,422	25,034,362

			55,321,607

Professional Services — 3.7%
Dun & Bradstreet Holdings, Inc.		1,478,660	15,659,009
Leidos Holdings, Inc.		248,058	26,621,585
Robert Half, Inc.		45,352	3,717,957
SS&C Technologies Holdings, Inc.		489,478	27,538,032

			73,536,583

Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.		135,151	6,041,250
Taiwan Semiconductor Manufacturing Co. Ltd.		577,000	10,554,552

			16,595,802

Software — 0.8%
Microsoft Corp.		41,232	15,623,217

Specialized REITs — 0.4%
American Tower Corp.		17,230	3,597,279
Crown Castle, Inc.		32,830	3,850,303

			7,447,582

Technology Hardware, Storage & Peripherals — 2.1%
HP, Inc.		215,040	6,309,274
Samsung Electronics Co. Ltd., Registered Shares, GDR		25,976	36,194,204

			42,503,478

Textiles, Apparel & Luxury Goods — 0.3%
Ralph Lauren Corp., Class A		43,682	5,651,577

Tobacco — 1.3%
British American Tobacco PLC		808,544	25,727,880

Wireless Telecommunication Services — 1.4%
Rogers Communications, Inc., Class B, NVS		285,380	12,288,406
Vodafone Group PLC		18,382,282	16,528,772

			28,817,178

Total Common Stocks — 65.8% (Cost: $1,223,204,115)			1,319,645,551

		Par (000)

Equity-Linked Notes

Aerospace & Defense — 1.6%
Barclays Capital, Inc. (L3Harris Technologies, Inc.) 15.26% 01/25/24	USD	91,400	17,238,971
SG Americas Securities LLC (RTX Corp.) 12.84% 01/05/24		186,200	15,283,359

			32,522,330

Automobile Components — 0.5%
Mizuho Securities USA LLC (Lear Corp.) 22.37% 12/07/23		71,700	9,590,780

Automobiles — 0.4%
Goldman Sachs & Co. LLC (General Motors Co.) 28.07% 01/19/24		254,200	7,399,179

Banks — 2.5%
Barclays Capital, Inc. (Citizens Financial Group, Inc.) 25.49% 12/26/23		176,700	4,567,355

Security		Par (000)	Value

Banks (continued)
BMO Capital Markets Corp. (Citigroup, Inc.) 22.21% 12/14/23	USD	360,600	$14,712,246
Goldman Sachs & Co. LLC (Wells Fargo & Co.) 14.45% 12/26/23		410,700	17,327,025
JP Morgan Securities LLC (First Citizens BancShares, Inc.) 26.79% 12/14/23		10,100	13,818,593

			50,425,219

Building Products — 0.2%
Barclays Capital, Inc. (Allegion PLC) 12.94% 01/19/24		38,500	4,081,739

Capital Markets — 1.1%
Barclays Capital, Inc. (Carlyle Group, Inc. (The)) 33.19% 12/11/23		363,000	11,237,199
Citigroup Global Markets Inc. (Raymond James Financial, Inc.) 14.59% 12/26/23		75,400	7,757,216
JP Morgan Securities LLC (Goldman Sachs Group, Inc. (The)) 14.63% 01/16/24		10,900	3,665,745

			22,660,160

Chemicals — 0.3%
JP Morgan Securities LLC (International Flavors & Fragrances, Inc.) 21.47% 01/16/24		85,800	6,318,744

Communications Equipment — 0.7%
Barclays Capital, Inc. (Nokia Oyj) 30.49% 12/11/23		1,001,200	3,473,671
Mizuho Securities USA LLC (Cisco Systems, Inc.) 16.87% 12/07/23		203,600	9,853,109

			13,326,780

Consumer Staples Distribution & Retail — 0.5%
Nomura Securities International, Inc. (Dollar General Corp.) 19.99% 12/21/23		86,300	10,960,528

Containers & Packaging — 0.5%
Barclays Capital, Inc. (Sealed Air Corp.) 31.57% 12/26/23		321,800	10,689,501

Diversified Telecommunication Services — 1.1%
Citigroup Global Markets Inc. (Verizon Communications, Inc.) 7.91% 12/26/23		411,200	15,294,212
Nomura Securities International, Inc. (AT&T Inc.) 19.93% 01/11/24		376,000	6,023,236

			21,317,448

Electric Utilities — 1.2%
Barclays Capital, Inc. (NextEra Energy, Inc.) 17.46% 01/25/24		33,100	1,929,780
Barclays Capital, Inc. (PG&E Corp.) 16.29% 01/25/24		354,300	6,116,365
Mizuho Securities USA LLC (American Electric Power Co., Inc.) 22.12% 12/07/23		107,300	8,262,418
Nomura Securities International, Inc. (Exelon Corp.) 15.06% 01/11/24		185,900	7,219,796

			23,528,359

Electronic Equipment, Instruments & Components — 0.2%
BMO Capital Markets Corp. (Zebra Technologies Corp.) 20.31% 01/16/24		18,600	3,989,708

Financial Services — 1.3%
BNP Paribas Securities Corporation (Equitable Holdings, Inc.) 28.04% 12/11/23		283,900	8,306,993

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Financial Services (continued)
Mizuho Securities USA LLC (Fidelity National Information Services, Inc.) 24.42% 01/05/24	USD	210,300	$11,148,500
Mizuho Securities USA LLC (Visa, Inc.) 13.55% 01/25/24(b)		29,200	7,377,056

			26,832,549

Food Products — 0.9%
BNP Paribas Arbitrage SNC (Danone SA) 8.04% 01/22/24	EUR	27,000	1,720,774
Goldman Sachs & Co. LLC (Kraft Heinz Co. (The)) 14.47% 01/25/24	USD	483,600	16,795,158

			18,515,932

Ground Transportation — 0.2%
JP Morgan Securities LLC (Union Pacific Corp.) 11.26% 01/16/24		16,500	3,580,847

Health Care Equipment & Supplies — 2.3%
Barclays Capital, Inc. (Zimmer Biomet Holdings, Inc.) 13.73% 01/19/24		119,400	13,578,815
HSBC Securities (USA), Inc. (Koninklijke Philips NV) 22.90% 02/01/24(b)	EUR	299,000	6,154,477
JP Morgan Securities LLC (Medtronic PLC) 16.94% 01/19/24	USD	183,300	14,225,585
RBC Capital Markets LLC (Baxter International, Inc.) 26.91% 12/11/23		381,500	12,827,957

			46,786,834

Health Care Providers & Services — 2.6%
BMO Capital Markets Corp. (Humana, Inc.) 12.34% 01/11/24		5,500	2,644,877
JP Morgan Securities LLC (Elevance Health, Inc.) 12.40% 01/19/24		25,400	12,007,587
Nomura Securities International, Inc. (Cigna Group (The)) 13.58% 01/11/24		45,600	12,077,690
Nomura Securities International, Inc. (Laboratory Corp. of America Holdings) 11.08% 01/11/24		60,300	12,684,832
RBC Capital Markets LLC (Cardinal Health, Inc.) 17.11% 12/11/23		140,900	13,548,945

			52,963,931

Household Durables — 0.6%
BNP Paribas Securities Corporation (Newell Brands, Inc.) 47.68% 12/11/23		468,100	3,495,790
Citigroup Global Markets Inc. (Sony Group Corp.) 16.80% 12/26/23		89,700	7,775,204

			11,270,994

Household Products — 0.2%
JP Morgan Securities LLC (Reckitt Benckiser Group PLC) 8.05% 01/08/24	GBP	51,100	3,497,300

Industrial Conglomerates — 0.2%
BNP Paribas Arbitrage SNC (Siemens AG) 12.34% 01/08/24	EUR	23,000	3,405,986

Insurance — 2.6%
Barclays Capital, Inc. (Willis Towers Watson PLC) 13.64% 01/25/24	USD	39,060	9,477,557
BNP Paribas Arbitrage SNC (Prudential PLC) 18.16% 01/22/24	GBP	838,800	9,275,988
RBC Capital Markets LLC (American International Group, Inc.) 17.35% 12/21/23	USD	259,354	16,708,844
RBC Capital Markets LLC (Fidelity National Financial, Inc.) 18.73% 12/21/23		383,700	15,880,643

			51,343,032

Security		Par (000)	Value

Interactive Media & Services — 0.1%
Mizuho Securities USA LLC (Alphabet Inc.) 13.92% 01/05/24	USD	10,100	$1,323,499
SG Americas Securities LLC (Meta Platforms, Inc.) 13.99% 01/05/24		3,800	1,227,283

			2,550,782

IT Services — 0.8%
Mizuho Securities USA LLC (Cognizant Technology Solutions Corp.) 21.67% 12/07/23		229,000	16,021,033

Life Sciences Tools & Services — 0.2%
Goldman Sachs & Co. LLC (Fortrea Holdings, Inc.) 20.42% 01/16/24		119,100	3,596,548

Media — 0.8%
BMO Capital Markets Corp. (Comcast Corp.) 15.96% 12/14/23		270,600	11,338,280
Mizuho Securities USA LLC (Fox Corp.) 14.72% 01/05/24		184,800	5,517,130

			16,855,410

Multi-Utilities — 0.3%
JP Morgan Securities LLC (Public Service Enterprise Group, Inc.) 16.21% 01/19/24		29,400	1,845,276
Mizuho Securities USA LLC (Sempra) 12.56% 12/21/23		64,500	4,658,354

			6,503,630

Oil, Gas & Consumable Fuels — 2.6%
BNP Paribas Arbitrage SNC (BP PLC) 12.81% 01/22/24	GBP	2,835,700	17,092,855
JP Morgan Securities LLC (Shell PLC) 17.68% 01/08/24		597,800	19,564,053
Nomura Securities International, Inc. (Williams Cos., Inc. (The)) 17.24% 01/11/24	USD	106,000	3,795,911
RBC Capital Markets LLC (Kosmos Energy Ltd.) 19.37% 12/21/23		817,900	5,617,279
SG Americas Securities LLC (ConocoPhillips) 21.59% 12/14/23		27,900	3,250,047
SG Americas Securities LLC (Suncor Energy, Inc.) 28.64% 12/14/23		105,800	3,506,119

			52,826,264

Personal Care Products — 0.3%
SG Americas Securities LLC (Unilever PLC) 13.78% 12/21/23		145,200	6,964,084

Pharmaceuticals — 1.5%
BMO Capital Markets Corp. (Eli Lilly & Co.) 26.63% 12/14/23		7,500	4,414,851
BNP Paribas Arbitrage SNC (AstraZeneca PLC) 15.89% 01/08/24	GBP	35,200	4,523,727
BNP Paribas Securities Corporation (Novo Nordisk A/S) 23.25% 01/11/24	USD	15,200	1,546,779
HSBC Securities (USA), Inc. (Sanofi SA) 18.60% 02/01/24(b)	EUR	149,100	13,761,023
RBC Capital Markets LLC (Bayer AG) 28.51% 02/01/24		194,000	6,461,518

			30,707,898

Professional Services — 2.1%
Barclays Capital, Inc. (Dun & Bradstreet Holdings, Inc.) 19.98% 01/25/24	USD	821,500	8,310,126
Barclays Capital, Inc. (Robert Half, Inc.) 18.43% 01/25/24		25,100	2,046,570

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services (continued)
BNP Paribas Securities Corporation (SS&C Technologies Holdings, Inc.) 13.08% 01/05/24	USD	284,700	$15,188,838
Mizuho Securities USA LLC (Leidos Holdings, Inc.) 15.17% 01/05/24		168,900	17,283,653

			42,829,187

Semiconductors & Semiconductor Equipment — 0.2%
Mizuho Securities USA LLC (Intel Corp.) 27.72% 12/07/23		77,200	2,980,216

Software — 0.5%
Goldman Sachs & Co. LLC (Microsoft Corp.) 17.99% 12/14/23		27,000	9,409,307

Specialized REITs — 0.2%
Barclays Capital, Inc. (Crown Castle, Inc.) 20.58% 01/19/24		18,400	2,000,505
BMO Capital Markets Corp. (American Tower Corp.) 18.13% 01/16/24		9,600	1,850,108

			3,850,613

Technology Hardware, Storage & Peripherals — 0.2%
Goldman Sachs & Co. LLC (HP, Inc.) 22.64% 01/11/24		121,600	3,459,327

Textiles, Apparel & Luxury Goods — 0.2%
BNP Paribas Securities Corporation (Ralph Lauren Corp.) 21.86% 12/11/23		25,600	3,115,209

Tobacco — 0.7%
JP Morgan Securities LLC (British American Tobacco PLC) 23.09% 02/01/24	GBP	449,200	14,468,572

Trading Companies & Distributors — 0.1%
BNP Paribas Securities Corporation (MSC Industrial Direct Co., Inc.) 19.92% 12/11/23	USD	21,900	2,133,923

Security		Par (000)	Value

Wireless Telecommunication Services — 0.5%
BNP Paribas Arbitrage SNC (Vodafone Group PLC) 41.53% 01/22/24	GBP	10,403,600	$9,646,548

Total Equity-Linked Notes — 33.0% (Cost: $652,922,823)			662,926,431

Total Long-Term Investments — 98.8% (Cost: $1,876,126,938)			1,982,571,982

		Shares

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(c)(d)		12,389,094	12,389,094

Total Short-Term Securities — 0.6% (Cost: $12,389,094)			12,389,094

Total Investments — 99.4% (Cost: $1,888,516,032)			1,994,961,076

Other Assets Less Liabilities — 0.6%			11,748,152

Net Assets — 100.0%			$2,006,709,228

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$12,389,094	(a)	$—	$—	$—	$12,389,094	12,389,094	$1,411,274		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	23	(a)	—	(23)	—	—	—	914	(c)	—

					$(23)	$—	$12,389,094		$1,412,188		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock High Equity Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$57,486,786	$—	$—	$57,486,786
Automobile Components	17,233,600	—	—	17,233,600
Automobiles	18,387,187	—	—	18,387,187
Banks	105,236,388	—	—	105,236,388
Building Products	7,296,870	—	—	7,296,870
Capital Markets	41,784,750	—	—	41,784,750
Chemicals	14,686,285	—	—	14,686,285
Communications Equipment	24,975,784	—	—	24,975,784
Consumer Staples Distribution & Retail	27,020,292	—	—	27,020,292
Containers & Packaging	24,145,089	—	—	24,145,089
Diversified Telecommunication Services	38,598,613	—	—	38,598,613
Electric Utilities	49,984,773	—	—	49,984,773
Electronic Equipment, Instruments & Components	10,211,468	—	—	10,211,468
Financial Services	55,361,313	—	—	55,361,313
Food Products	30,563,501	1,002,160	—	31,565,661
Ground Transportation	6,600,411	—	—	6,600,411
Health Care Equipment & Supplies	79,639,772	11,045,785	—	90,685,557
Health Care Providers & Services	97,018,377	—	—	97,018,377
Household Durables	21,329,617	—	—	21,329,617
Household Products	—	12,087,426	—	12,087,426
Industrial Conglomerates	—	6,867,463	—	6,867,463
Insurance	66,336,330	16,211,643	—	82,547,973
Interactive Media & Services	3,170,084	—	—	3,170,084
IT Services	21,021,521	—	—	21,021,521
Life Sciences Tools & Services	6,202,831	—	—	6,202,831
Machinery	—	19,388,951	—	19,388,951
Media	28,725,136	—	—	28,725,136
Multi-Utilities	13,442,267	—	—	13,442,267
Oil, Gas & Consumable Fuels	39,508,813	65,986,957	—	105,495,770
Personal Care Products	9,862,404	—	—	9,862,404
Pharmaceuticals	10,324,528	44,997,079	—	55,321,607
Professional Services	73,536,583	—	—	73,536,583
Semiconductors & Semiconductor Equipment	6,041,250	10,554,552	—	16,595,802
Software	15,623,217	—	—	15,623,217
Specialized REITs	7,447,582	—	—	7,447,582
Technology Hardware, Storage & Peripherals	6,309,274	36,194,204	—	42,503,478
Textiles, Apparel & Luxury Goods	5,651,577	—	—	5,651,577
Tobacco	—	25,727,880	—	25,727,880
Wireless Telecommunication Services	12,288,406	16,528,772	—	28,817,178
Equity-Linked Notes	—	635,633,875	27,292,556	662,926,431
Short-Term Securities
Money Market Funds	12,389,094	—	—	12,389,094

	$1,065,441,773	$902,226,747	$27,292,556	$1,994,961,076

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock High Equity Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Equity-Linked Notes

Assets
Opening Balance, as of May 31, 2023	$17,914,666
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	61,896
Net change in unrealized appreciation (depreciation)(a)(b)	103,735
Purchases	27,832,252
Sales	(18,619,993)

Closing Balance, as of November 30, 2023	$27,292,556

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2023(b)	$(539,696)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) November 30, 2023	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.6%
B3 SA - Brasil Bolsa Balcao	4,108,484	$11,168,419

Canada — 4.5%
Canadian National Railway Co.	155,820	18,081,298
TELUS Corp.	796,423	14,250,452

		32,331,750

China — 1.2%
Yum China Holdings, Inc.	201,282	8,691,357

Denmark — 3.8%
Novo Nordisk A/S, Class B	266,399	27,216,562

France — 10.6%
Air Liquide SA	117,117	22,203,063
EssilorLuxottica SA	78,306	14,952,316
LVMH Moet Hennessy Louis Vuitton SE	23,752	18,176,908
Sanofi SA	224,329	20,922,031

		76,254,318

Germany — 5.1%
MTU Aero Engines AG, Class N	80,015	16,397,541
Symrise AG	180,361	20,301,702

		36,699,243

India — 2.6%
AceVector Ltd. (Acquired 05/07/14 - 10/29/14, cost $7,423,816)(a)(b)(c)	1,595,200	949,158
HDFC Bank Ltd.	947,376	17,760,832

		18,709,990

Indonesia — 1.5%
Bank Rakyat Indonesia Persero Tbk PT	31,980,700	10,883,812

Italy — 3.0%
FinecoBank Banca Fineco SpA	1,624,913	21,927,134

Japan — 7.6%
KDDI Corp.	372,100	11,623,682
Keyence Corp.	57,900	24,793,692
Sony Group Corp.	215,700	18,548,266

		54,965,640

Mexico — 2.8%
Wal-Mart de Mexico SAB de CV	5,112,941	20,129,712

Netherlands — 11.5%
ASML Holding NV	31,279	21,317,472
Heineken NV	190,169	17,408,650
Koninklijke KPN NV	6,430,756	22,027,482
Shell PLC	676,915	22,288,644

		83,042,248

Singapore — 3.8%
DBS Group Holdings Ltd.	580,535	13,790,426
United Overseas Bank Ltd.	653,354	13,334,482

		27,124,908

Security	Shares	Value

Sweden — 5.3%
Assa Abloy AB, Class B	689,565	$17,666,921
Atlas Copco AB, A Shares	1,345,411	20,768,175

		38,435,096

Switzerland — 4.6%
Nestlé SA, Registered Shares	156,269	17,781,644
Zurich Insurance Group AG, Class N	30,383	15,222,379

		33,004,023

Taiwan — 7.6%
MediaTek, Inc.	655,000	19,780,679
Taiwan Semiconductor Manufacturing Co. Ltd.	1,914,000	35,011,116

		54,791,795

United Kingdom — 13.1%
AstraZeneca PLC	164,815	21,212,745
BAE Systems PLC	1,072,571	14,230,145
Prudential PLC	1,686,291	18,443,639
RELX PLC	651,834	25,109,801
Smith & Nephew PLC	556,673	7,216,555
Taylor Wimpey PLC	5,119,751	8,391,464

		94,604,349

United States — 9.3%
Baker Hughes Co., Class A	755,837	25,509,499
Freeport-McMoRan, Inc.	199,309	7,438,212
Otis Worldwide Corp.	171,200	14,687,248
Visa, Inc., Class A	74,428	19,104,179

		66,739,138

Total Long-Term Investments — 99.5% (Cost: $670,121,960)		716,719,494

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(d)(e)	2,721,522	2,721,522

Total Short-Term Securities — 0.4% (Cost: $2,721,522)		2,721,522

Total Investments — 99.9% (Cost: $672,843,482)		719,441,016

Other Assets Less Liabilities — 0.1%		724,722

Net Assets — 100.0%		$720,165,738

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $949,158, representing 0.1% of its net assets as of period end, and an original cost of $7,423,816.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock International Dividend Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$25,743,453	$—	$ (23,021,931)(a)	$—	$—	$2,721,522	2,721,522	$403,935	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$11,168,419	$—	$—	$11,168,419
Canada	32,331,750	—	—	32,331,750
China	8,691,357	—	—	8,691,357
Denmark	—	27,216,562	—	27,216,562
France	—	76,254,318	—	76,254,318
Germany	—	36,699,243	—	36,699,243
India	—	17,760,832	949,158	18,709,990
Indonesia	—	10,883,812	—	10,883,812
Italy	—	21,927,134	—	21,927,134
Japan	—	54,965,640	—	54,965,640
Mexico	20,129,712	—	—	20,129,712
Netherlands	—	83,042,248	—	83,042,248
Singapore	—	27,124,908	—	27,124,908
Sweden	—	38,435,096	—	38,435,096
Switzerland	—	33,004,023	—	33,004,023
Taiwan	—	54,791,795	—	54,791,795
United Kingdom	—	94,604,349	—	94,604,349
United States	66,739,138	—	—	66,739,138
Short-Term Securities
Money Market Funds	2,721,522	—	—	2,721,522

	$141,781,898	$576,709,960	$949,158	$719,441,016

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	21

Statements of Assets and Liabilities (unaudited)

November 30, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$316,478,814	$1,982,571,982	$716,719,494
Investments, at value — affiliated(b)	2,150,632	12,389,094	2,721,522
Cash	27,201	229,126	—
Foreign currency, at value(c)	5,294	17,293,575	479,537
Receivables:
Investments sold	890,983	32,877,414	9,135,596
Capital shares sold	435,297	3,744,624	2,222,680
Dividends — unaffiliated	1,744,091	5,076,230	1,080,591
Dividends — affiliated	1,518	236,297	26,174
Interest — unaffiliated	—	4,654,181	—
From the Manager	12,511	78,489	37,481
Prepaid expenses	32,405	87,096	97,069

Total assets	321,778,746	2,059,238,108	732,520,144

LIABILITIES
Payables:
Investments purchased	—	41,210,058	8,314,163
Administration fees	11,781	64,836	24,298
Capital shares redeemed	461,914	8,744,621	2,488,753
Income dividend distributions	—	524,160	—
Investment advisory fees	207,565	1,168,788	284,621
IRS compliance fee for foreign withholding tax claims	—	—	874,455
Trustees’ and Officer’s fees	3,194	6,190	2,387
Other accrued expenses	42,710	96,565	52,179
Other affiliate fees	1,894	—	—
Professional fees	99,085	129,165	106,404
Service and distribution fees	59,082	107,442	29,560
Transfer agent fees	192,178	477,055	177,586

Total liabilities	1,079,403	52,528,880	12,354,406

Commitments and contingent liabilities

NET ASSETS	$320,699,343	$2,006,709,228	$720,165,738

NET ASSETS CONSIST OF:
Paid-in capital	$524,812,405	$2,098,343,930	$692,547,410
Accumulated earnings (loss)	(204,113,062)	(91,634,702)	27,618,328

NET ASSETS	$320,699,343	$2,006,709,228	$720,165,738

(a) Investments, at cost — unaffiliated	$209,554,933	$1,876,126,938	$670,121,960
(b) Investments, at cost — affiliated	$2,150,632	$12,389,094	$2,721,522
(c) Foreign currency, at cost	$5,060	$17,293,575	$484,331

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund
NET ASSET VALUE
Institutional
Net assets	$94,307,547	$1,438,569,780	$516,484,124

Shares outstanding	7,012,641	53,432,138	15,682,596

Net asset value	$13.45	$26.92	$32.93

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$207,746,089	$292,431,304	$124,215,531

Shares outstanding	15,940,759	12,983,395	4,096,029

Net asset value	$13.03	$22.52	$30.33

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor C
Net assets	$18,645,707	$59,790,043	$4,332,103

Shares outstanding	1,488,830	4,277,444	167,655

Net asset value	$12.52	$13.98	$25.84

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	N/A	$215,918,101	$75,133,980

Shares outstanding	N/A	8,024,599	2,280,867

Net asset value	N/A	$26.91	$32.94

Shares authorized	N/A	Unlimited	Unlimited

Par value	N/A	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Operations (unaudited)

Six Months Ended November 30, 2023

	BlackRock Energy Opportunities Fund	BlackRock High Equity Income Fund	BlackRock International Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$6,901,814	$20,928,444	$6,709,680
Dividends — affiliated	71,151	1,411,274	403,935
Interest — unaffiliated	—	57,328,500	—
Securities lending income — affiliated — net	98	914	—
Other income	4,103	—	94,994
Foreign taxes withheld	(338,241)	(201,549)	(679,113)
Foreign withholding tax claims	40,711	—	408,913

Total investment income	6,679,636	79,467,583	6,938,409

EXPENSES
Investment advisory	1,393,261	7,912,338	2,109,534
Service and distribution — class specific	365,736	678,269	177,571
Transfer agent — class specific	346,827	998,123	379,147
Administration	78,951	396,458	146,886
Professional	50,285	42,506	109,595
Registration	43,231	135,719	56,759
Administration — class specific	37,223	201,707	70,239
Accounting services	28,476	73,529	37,562
Custodian	19,837	84,714	40,929
Printing and postage	15,726	22,497	17,741
Trustees and Officer	5,000	11,981	5,575
Miscellaneous	4,892	15,693	21,407

Total expenses excluding interest expense	2,389,445	10,573,534	3,172,945
Interest expense	—	2,551	7,309

Total expenses	2,389,445	10,576,085	3,180,254
Less:
Administration fees waived — class specific	(35,833)	(201,629)	(70,239)
Fees waived and/or reimbursed by the Manager	(1,033)	(629,411)	(386,043)
Transfer agent fees waived and/or reimbursed — class specific	(108,719)	(537,343)	(220,616)

Total expenses after fees waived and/or reimbursed	2,243,860	9,207,702	2,503,356

Net investment income	4,435,776	70,259,881	4,435,053

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	8,853,099	(68,196,396)	(15,306,271)
Investments — affiliated	(264)	(23)	—
Foreign currency transactions	(29,713)	(2,913,284)	186,813

	8,823,122	(71,109,703)	(15,119,458)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	37,886,676	122,566,059	18,832,381
Foreign currency translations	4,064	378,968	(12,630)

	37,890,740	122,945,027	18,819,751

Net realized and unrealized gain	46,713,862	51,835,324	3,700,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,149,638	$122,095,205	$8,135,346

(a) Net of reduction in deferred foreign capital gain tax of	—	—	26,396

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Energy Opportunities Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,435,776	$12,034,678
Net realized gain	8,823,122	3,433,394
Net change in unrealized appreciation (depreciation)	37,890,740	(68,192,358)

Net increase (decrease) in net assets resulting from operations	51,149,638	(52,724,286)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,486,827)	(4,153,602)
Investor A	(3,284,236)	(4,979,465)
Investor C	(256,391)	(385,896)

Decrease in net assets resulting from distributions to shareholders	(6,027,454)	(9,518,963)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(101,042,040)	50,744,840

NET ASSETS
Total decrease in net assets	(55,919,856)	(11,498,409)
Beginning of period	376,619,199	388,117,608

End of period	$320,699,343	$376,619,199

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets (continued)

	BlackRock High Equity Income Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$70,259,881	$118,917,910
Net realized loss	(71,109,703)	(92,991,127)
Net change in unrealized appreciation (depreciation)	122,945,027	(89,960,124)

Net increase (decrease) in net assets resulting from operations	122,095,205	(64,033,341)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(52,501,917)	(94,841,361)
Investor A	(10,147,398)	(20,115,999)
Investor C	(1,827,000)	(3,255,218)
Class K	(5,773,210)	(5,726,980)

Decrease in net assets resulting from distributions to shareholders	(70,249,525)	(123,939,558)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,048,548)	867,175,165

NET ASSETS
Total increase in net assets	37,797,132	679,202,266
Beginning of period	1,968,912,096	1,289,709,830

End of period	$2,006,709,228	$1,968,912,096

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock International Dividend Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,435,053	$8,395,328
Net realized loss	(15,119,458)	(290,320)
Net change in unrealized appreciation (depreciation)	18,819,751	8,859,050

Net increase in net assets resulting from operations	8,135,346	16,964,058

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,986,081)	(4,254,124)
Investor A	(1,727,641)	(3,455,327)
Investor C	(56,286)	(111,861)
Class K	(922,773)	(679,380)

Decrease in net assets resulting from distributions to shareholders	(9,692,781)	(8,500,692)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	102,590,058	357,362,077

NET ASSETS
Total increase in net assets	101,032,623	365,825,443
Beginning of period	619,133,115	253,307,672

End of period	$720,165,738	$619,133,115

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$11.94		$13.73	$8.55	$6.64	$9.66		$12.34	$11.13

Net investment income(a)	0.17		0.42	0.32	0.26	0.21		0.29	0.23
Net realized and unrealized gain (loss)	1.56		(1.88)	5.11	1.90	(2.93)		(2.66)	1.30

Net increase (decrease) from investment operations	1.73		(1.46)	5.43	2.16	(2.72)		(2.37)	1.53

Distributions from net investment income(b)	(0.22)		(0.33)	(0.25)	(0.25)	(0.30)		(0.31)	(0.32)

Net asset value, end of period	$13.45		$11.94	$13.73	$8.55	$6.64		$9.66	$12.34

Total Return(c)
Based on net asset value	14.58	%(d)	(10.59)%	65.17%	33.50%	(29.02	)%(d)	(19.24)%	14.08%

Ratios to Average Net Assets(e)
Total expenses	1.07	%(f)	1.03%	1.11%	1.33%	1.40	%(f)(g)	1.30%	1.29%

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.91%	0.91%	0.91%	0.91	%(f)(g)	0.91%	0.92%

Net investment income	2.62	%(f)	3.28%	3.05%	3.75%	3.89	%(f)	2.91%	1.97%

Supplemental Data
Net assets, end of period (000)	$94,308		$153,530	$128,580	$52,377	$38,779		$23,579	$22,255

Portfolio turnover rate	10%		77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.47% and 0.91%, respectively.

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$11.58		$13.33	$8.31	$6.46	$9.39		$11.99	$10.83

Net investment income(a)	0.15		0.37	0.27	0.23	0.18		0.24	0.17
Net realized and unrealized gain (loss)	1.50		(1.84)	4.97	1.84	(2.85)		(2.59)	1.27

Net increase (decrease) from investment operations	1.65		(1.47)	5.24	2.07	(2.67)		(2.35)	1.44

Distributions from net investment income(b)	(0.20)		(0.28)	(0.22)	(0.22)	(0.26)		(0.25)	(0.28)

Net asset value, end of period	$13.03		$11.58	$13.33	$8.31	$6.46		$9.39	$11.99

Total Return(c)
Based on net asset value	14.30	%(d)	(10.97)%	64.51%	33.00%	(29.23	)%(d)	(19.61)%	13.59%

Ratios to Average Net Assets(e)
Total expenses	1.35	%(f)	1.33%	1.43%	1.73%	1.94	%(f)(g)	1.66%	1.65%

Total expenses after fees waived and/or reimbursed	1.32	%(f)	1.32%	1.32%	1.32%	1.32	%(f)(g)	1.33%	1.34%

Net investment income	2.31	%(f)	2.94%	2.66%	3.30%	3.65	%(f)	2.44%	1.52%

Supplemental Data
Net assets, end of period (000)	$207,746		$204,035	$232,979	$103,858	$72,733		$34,574	$41,644

Portfolio turnover rate	10%		77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.00% and 1.32%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Energy Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$11.14		$12.83	$8.01	$6.24	$9.03		$11.39	$10.30

Net investment income(a)	0.10		0.27	0.19	0.17	0.14		0.14	0.09
Net realized and unrealized gain (loss)	1.44		(1.76)	4.79	1.77	(2.75)		(2.44)	1.22

Net increase (decrease) from investment operations	1.54		(1.49)	4.98	1.94	(2.61)		(2.30)	1.31

Distributions from net investment income(b)	(0.16)		(0.20)	(0.16)	(0.17)	(0.18)		(0.06)	(0.22)

Net asset value, end of period	$12.52		$11.14	$12.83	$8.01	$6.24		$9.03	$11.39

Total Return(c)
Based on net asset value	13.86	%(d)	(11.57)%	63.37%	31.89%	(29.51	)%(d)	(20.21)%	12.90%

Ratios to Average Net Assets(e)
Total expenses(f)	2.09	%(g)	2.05%	2.16%	2.53%	2.61	%(g)(h)	2.35%	2.36%

Total expenses after fees waived and/or reimbursed	2.04	%(g)	2.03%	2.04%	2.04%	2.04	%(g)(h)	2.05%	2.06%

Net investment income	1.58	%(g)	2.22%	1.92%	2.60%	2.77	%(g)	1.48%	0.80%

Supplemental Data
Net assets, end of period (000)	$18,646		$19,054	$26,559	$10,699	$11,152		$7,554	$21,878

Portfolio turnover rate	10%		77%	75%	79%	39%		37%	37%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 5/31/20	Year Ended 09/30/19	Year Ended 09/30/18

Expense ratios	N/A	N/A	N/A	N/A	2.61%	2.35%	N/A

(g)	Annualized.
(h)

Reorganization, Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67% and 2.04%, respectively.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$26.23		$29.54	$29.99		$22.81	$26.57		$28.16	$27.33

Net investment income(a)	0.94		1.86	1.99		1.81	0.94		1.24	1.32
Net realized and unrealized gain (loss)	0.69		(3.25)	(0.20)		7.13	(3.54)		(0.73)	0.75

Net increase (decrease) from investment operations	1.63		(1.39)	1.79		8.94	(2.60)		0.51	2.07

Distributions(b)

From net investment income	(0.94)		(1.86)	(1.95)		(1.76)	(1.16)		(1.05)	(1.05)
From net realized gain	—		(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(0.94)		(1.92)	(2.24)		(1.76)	(1.16)		(2.10)	(1.24)

Net asset value, end of period	$26.92		$26.23	$29.54		$29.99	$22.81		$26.57	$28.16

Total Return(c)
Based on net asset value	6.29	%(d)	(4.70)%	6.28	%(e)	40.81%	(9.94	)%(d)	2.27%	7.81%

Ratios to Average Net Assets(f)
Total expenses	0.99	%(g)	1.00%	1.02%		1.12%	1.12	%(g)	1.12%	1.09%

Total expenses after fees waived and/or reimbursed	0.85	%(g)	0.85%	0.85%		0.85%	0.85	%(g)	0.85%	0.85%

Net investment income	7.03	%(g)	6.81%	6.76%		6.93%	5.63	%(g)	4.80%	4.79%

Supplemental Data
Net assets, end of period (000)	$1,438,570		$1,475,683	$953,582		$277,653	$128,474		$151,747	$248,847

Portfolio turnover rate	41%		126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$21.94		$24.73	$25.16		$19.14	$22.43		$24.12	$23.53

Net investment income(a)	0.76		1.49	1.58		1.42	0.75		1.00	1.08
Net realized and unrealized gain (loss)	0.58		(2.72)	(0.14)		6.03	(2.98)		(0.64)	0.65

Net increase (decrease) from investment operations	1.34		(1.23)	1.44		7.45	(2.23)		0.36	1.73

Distributions(b)

From net investment income	(0.76)		(1.50)	(1.58)		(1.43)	(1.06)		(1.00)	(0.95)
From net realized gain	—		(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(0.76)		(1.56)	(1.87)		(1.43)	(1.06)		(2.05)	(1.14)

Net asset value, end of period	$22.52		$21.94	$24.73		$25.16	$19.14		$22.43	$24.12

Total Return(c)
Based on net asset value	6.17	%(d)	(4.96)%	5.99	%(e)	40.44%	(10.09	)%(d)	2.02%	7.58%

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)	1.24%	1.31%		1.40%	1.40	%(g)	1.37%	1.38%

Total expenses after fees waived and/or reimbursed	1.10	%(g)	1.10%	1.10%		1.10%	1.10	%(g)	1.10%	1.10%

Net investment income	6.79	%(g)	6.54%	6.41%		6.64%	5.35	%(g)	4.55%	4.57%

Supplemental Data
Net assets, end of period (000)	$292,431		$296,254	$293,050		$208,207	$172,696		$215,121	$214,095

Portfolio turnover rate	41%		126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$13.62		$15.37	$15.75		$11.98	$14.35		$16.19	$16.13

Net investment income(a)	0.42		0.82	0.87		0.78	0.41		0.55	0.61
Net realized and unrealized gain (loss)	0.36		(1.68)	(0.09)		3.78	(1.88)		(0.45)	0.44

Net increase (decrease) from investment operations	0.78		(0.86)	0.78		4.56	(1.47)		0.10	1.05

Distributions(b)

From net investment income	(0.42)		(0.83)	(0.87)		(0.79)	(0.90)		(0.89)	(0.80)
From net realized gain	—		(0.06)	(0.29)		—	—		(1.05)	(0.19)

Total distributions	(0.42)		(0.89)	(1.16)		(0.79)	(0.90)		(1.94)	(0.99)

Net asset value, end of period	$13.98		$13.62	$15.37		$15.75	$11.98		$14.35	$16.19

Total Return(c)
Based on net asset value	5.77	%(d)	(5.63)%	5.17	%(e)	39.41%	(10.52	)%(d)	1.30%	6.75%

Ratios to Average Net Assets(f)
Total expenses	1.98	%(g)	1.98%	2.04%		2.18%	2.16	%(g)	2.12%	2.10%

Total expenses after fees waived and/or reimbursed	1.85	%(g)	1.85%	1.85%		1.85%	1.85	%(g)	1.85%	1.85%

Net investment income	6.04	%(g)	5.80%	5.67%		5.85%	4.57	%(g)	3.84%	3.82%

Supplemental Data
Net assets, end of period (000)	$59,790		$59,276	$42,543		$22,379	$24,163		$36,132	$93,399

Portfolio turnover rate	41%		126%	140%		146%	76%		79%	75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 04/21/20(a) to 05/31/20

Net asset value, beginning of period	$26.21		$29.53	$30.00		$22.81	$21.04

Net investment income(b)	0.95		1.87	2.00		1.78	0.20
Net realized and unrealized gain (loss)	0.70		(3.25)	(0.21)		7.19	1.77

Net increase (decrease) from investment operations	1.65		(1.38)	1.79		8.97	1.97

Distributions(c)

From net investment income	(0.95)		(1.88)	(1.97)		(1.78)	(0.20)
From net realized gain	—		(0.06)	(0.29)		—	—

Total distributions	(0.95)		(1.94)	(2.26)		(1.78)	(0.20)

Net asset value, end of period	$26.91		$26.21	$29.53		$30.00	$22.81

Total Return(d)
Based on net asset value	6.35	%(e)	(4.68)%	6.27	%(f)	40.93%	9.35	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.89	%(h)	0.89%	0.98%		1.01%	0.99	%(h)

Total expenses after fees waived and/or reimbursed	0.80	%(h)	0.80%	0.80%		0.80%	0.80	%(h)

Net investment income	7.11	%(h)	6.88%	6.76%		6.94%	8.28	%(h)

Supplemental Data
Net assets, end of period (000)	$215,918		$137,700	$535		$359	$288

Portfolio turnover rate	41%		126%	140%		146%	76	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.82		$32.36	$36.36	$28.23	$28.67		$29.16	$31.36

Net investment income(a)	0.21		0.86	0.64	0.85	0.42		0.70	0.76
Net realized and unrealized gain (loss)	0.36		0.56	(2.45)	7.81	(0.40)		0.32	(1.57)

Net increase (decrease) from investment operations	0.57		1.42	(1.81)	8.66	0.02		1.02	(0.81)

Distributions(b)

From net investment income	(0.46)		(0.43)	(0.79)	(0.53)	(0.39)		(0.66)	(0.98)
From net realized gain	—		(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.46)		(0.96)	(2.19)	(0.53)	(0.46)		(1.51)	(1.39)

Net asset value, end of period	$32.93		$32.82	$32.36	$36.36	$28.23		$28.67	$29.16

Total Return(c)
Based on net asset value	1.71	%(d)	4.81%	(5.23)%	30.98%	0.08	%(d)	3.86%	(2.67	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.85	%(g)	1.07%	1.18%	1.13%	1.17	%(g)(h)	1.15%	1.14%

Total expenses after fees waived and/or reimbursed	0.67	%(g)	0.84%	0.87%	0.84%	0.84	%(g)(h)	0.84%	0.84%

Net investment income	1.30	%(g)	2.71%	1.85%	2.63%	2.23	%(g)	2.52%	2.50%

Supplemental Data
Net assets, end of period (000)	$516,484		$432,855	$118,637	$101,899	$74,681		$83,814	$102,541

Portfolio turnover rate	39%		34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (2.81)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.19% and 0.84%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$30.26		$29.91	$33.78	$26.26	$26.69		$27.26	$29.30

Net investment income(a)	0.16		0.50	0.45	0.70	0.34		0.60	0.61
Net realized and unrealized gain (loss)	0.33		0.74	(2.21)	7.28	(0.37)		0.27	(1.43)

Net increase (decrease) from investment operations	0.49		1.24	(1.76)	7.98	(0.03)		0.87	(0.82)

Distributions(b)

From net investment income	(0.42)		(0.36)	(0.71)	(0.46)	(0.33)		(0.59)	(0.81)
From net realized gain	—		(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.42)		(0.89)	(2.11)	(0.46)	(0.40)		(1.44)	(1.22)

Net asset value, end of period	$30.33		$30.26	$29.91	$33.78	$26.26		$26.69	$27.26

Total Return(c)
Based on net asset value	1.59	%(d)	4.56%	(5.48)%	30.67%	(0.08	)%(d)	3.57%	(2.89	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.16	%(g)	1.39%	1.46%	1.45%	1.48	%(g)(h)	1.43%	1.44%

Total expenses after fees waived and/or reimbursed	0.92	%(g)	1.11%	1.12%	1.09%	1.09	%(g)(h)	1.09%	1.09%

Net investment income	1.08	%(g)	1.76%	1.42%	2.34%	1.92	%(g)	2.30%	2.14%

Supplemental Data
Net assets, end of period (000)	$124,216		$121,411	$113,512	$128,077	$100,753		$125,196	$140,473

Portfolio turnover rate	39%		34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.03)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.51% and 1.09%, respectively.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$25.85		$25.71	$29.33	$22.85	$23.25		$23.94	$25.81

Net investment income(a)	0.04		0.26	0.16	0.33	0.18		0.32	0.39
Net realized and unrealized gain (loss)	0.28		0.61	(1.87)	6.41	(0.32)		0.26	(1.30)

Net increase (decrease) from investment operations	0.32		0.87	(1.71)	6.74	(0.14)		0.58	(0.91)

Distributions(b)

From net investment income	(0.33)		(0.20)	(0.51)	(0.26)	(0.19)		(0.42)	(0.55)
From net realized gain	—		(0.53)	(1.40)	—	(0.07)		(0.85)	(0.41)

Total distributions	(0.33)		(0.73)	(1.91)	(0.26)	(0.26)		(1.27)	(0.96)

Net asset value, end of period	$25.84		$25.85	$25.71	$29.33	$22.85		$23.25	$23.94

Total Return(c)
Based on net asset value	1.19	%(d)	3.77%	(6.17)%	29.70%	(0.58	)%(d)	2.80%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.97	%(g)	2.19%	2.30%	2.28%	2.27	%(g)(h)	2.20%	2.19%

Total expenses after fees waived and/or reimbursed	1.67	%(g)	1.86%	1.86%	1.84%	1.84	%(g)(h)	1.84%	1.84%

Net investment income	0.33	%(g)	1.06%	0.60%	1.31%	1.15	%(g)	1.39%	1.57%

Supplemental Data
Net assets, end of period (000)	$4,332		$4,517	$4,067	$5,607	$9,906		$14,805	$36,239

Portfolio turnover rate	39%		34%	50%	83%	29%		22%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (3.79)%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.29% and 1.84%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Period from 10/01/19 to 05/31/20		Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$32.83		$32.36	$36.36	$28.23	$28.68		$29.17	$32.08

Net investment income(b)	0.22		0.76	0.76	0.87	0.44		0.73	0.56
Net realized and unrealized gain (loss)	0.36		0.69	(2.55)	7.80	(0.42)		0.30	(2.91)

Net increase (decrease) from investment operations	0.58		1.45	(1.79)	8.67	0.02		1.03	(2.35)

Distributions(c)

From net investment income	(0.47)		(0.45)	(0.81)	(0.54)	(0.40)		(0.67)	(0.56)
From net realized gain	—		(0.53)	(1.40)	—	(0.07)		(0.85)	—

Total distributions	(0.47)		(0.98)	(2.21)	(0.54)	(0.47)		(1.52)	(0.56)

Net asset value, end of period	$32.94		$32.83	$32.36	$36.36	$28.23		$28.68	$29.17

Total Return(d)
Based on net asset value	1.73	%(e)	4.89%	(5.18)%	31.04%	0.09	%(e)	3.92%	(7.33	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	0.75	%(h)	0.97%	1.09%	1.03%	1.08	%(h)(i)	1.04%	1.02	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.62	%(h)	0.80%	0.82%	0.79%	0.79	%(h)(i)	0.79%	0.79	%(h)

Net investment income	1.34	%(h)	2.42%	2.23%	2.68%	2.28	%(h)	2.63%	2.81	%(h)

Supplemental Data
Net assets, end of period (000)	$75,134		$60,350	$17,092	$5,936	$3,266		$3,847	$3,659

Portfolio turnover rate	39%		34%	50%	83%	29%		22%	25	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (7.45)%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Audit and Printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 0.79%, respectively.

(j)	Offering and board realignment consolidation costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expense ratio would have been 1.03%.
(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Energy Opportunities Fund	Energy Opportunities	Non-Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (unaudited) (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements (unaudited) (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees

Average Daily Net Assets	Energy Opportunities

First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
Greater than $3 billion	0.650

	Investment Advisory Fees

Average Daily Net Assets	High Equity Income	International Dividend

First $1 billion	0.810%	0.600%
$1 billion - $3 billion	0.760	0.560
$3 billion - $5 billion	0.730	0.540
$5 billion - $10 billion	0.700	0.520
Greater than $10 billion	0.680	0.510

With respect to Energy Opportunities and International Dividend, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each applicable Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total

BlackRock Energy Opportunities Fund	$267,465	$98,271	$365,736
BlackRock High Equity Income Fund	374,771	303,498	678,269
BlackRock International Dividend Fund	155,448	22,123	177,571

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 13,892	$21,361	$1,970	$—	$37,223
High Equity Income	149,503	29,920	6,056	16,228	201,707
International Dividend	50,610	12,412	443	6,774	70,239

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 1,951	$23,306	$2,824	$—	$28,081
High Equity Income	2,959	11,522	1,963	254	16,698
International Dividend	805	6,560	507	78	7,950

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$ 113,654	$214,845	$18,328	$—	$346,827
High Equity Income	819,914	146,716	28,514	2,979	998,123
International Dividend	272,598	100,115	5,069	1,365	379,147

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts

Energy Opportunities	$7,660
High Equity Income	25,570
International Dividend	2,099

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Energy Opportunities	High Equity Income	International Dividend

Investor A	$295	$1,974	$514

Investor C	1,771	1,801	56

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived

Energy Opportunities	$1,033
High Equity Income	19,515
International Dividend	5,925

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K

Energy Opportunities	0.91%	1.32%	2.04%	0.91%(a)
High Equity Income	0.85	1.10	1.85	0.80%
International Dividend	0.65	0.90	1.65	0.60

(a)	There were no shares outstanding as of November 30, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2023, the amounts included in the Statements of Operations were as follows:

Fund Name	Amounts Waived

High Equity Income	$609,896
International Dividend	380,118

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$13,892	$20,110	$1,831	$—	$35,833
High Equity Income	149,503	29,920	6,056	16,150	201,629
International Dividend	50,610	12,412	443	6,774	70,239

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Total

Energy Opportunities	$92,588	$13,527	$2,604	$—	$108,719
High Equity Income	447,159	73,121	14,086	2,977	537,343
International Dividend	145,903	69,423	3,925	1,365	220,616

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Energy Opportunities and International Dividend retain 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, High Equity Income retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Energy Opportunities and International Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. High Equity Income, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Energy Opportunities	$21
High Equity Income	178

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors or trustees. For the six months ended November 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Dividend	$3,430,853	$—	$—

6.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Fund Name	Purchases	Sales

Energy Opportunities	$36,775,950	$139,257,603
High Equity Income	544,217,682	554,774,628
International Dividend	373,164,403	264,462,344

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses
Energy Opportunities	$308,043,616	$—
High Equity Income	35,547,927	1,926,966
International Dividend	1,535,989	—

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Energy Opportunities	$227,957,597	$94,626,682	$(3,954,833)	$90,671,849
High Equity Income	1,981,358,199	65,099,818	(51,496,941)	13,602,877
International Dividend	675,959,028	71,675,205	(28,193,217)	43,481,988

8.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on its investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the certain Funds invest.

International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

Energy Opportunities

Institutional

Shares sold	4,863,885	$65,835,658	12,067,659	$156,474,280

Shares issued in reinvestment of distributions	191,879	2,479,081	344,414	4,146,262

Shares redeemed	(10,903,806)	(145,696,031)	(8,916,366)	(111,402,349)

	(5,848,042)	$(77,381,292)	3,495,707	$49,218,193

Investor A

Shares sold and automatic conversion of shares	1,929,494	$25,198,678	10,055,914	$125,839,735

Shares issued in reinvestment of distributions	258,012	3,235,469	428,848	4,913,297

Shares redeemed	(3,870,784)	(49,355,331)	(10,342,732)	(125,289,679)

	(1,683,278)	$(20,921,184)	142,030	$5,463,353

Investor C

Shares sold	113,560	$1,426,006	524,342	$6,358,068

Shares issued in reinvestment of distributions	21,035	254,105	34,611	378,968

Shares redeemed and automatic conversion of shares	(356,846)	(4,419,675)	(917,902)	(10,673,742)

	(222,251)	$(2,739,564)	(358,949)	$(3,936,706)

	(7,753,571)	$(101,042,040)	3,278,788	$50,744,840

High Equity Income

Institutional

Shares sold	11,947,927	$319,603,239	43,564,325	$1,195,222,978

Shares issued in reinvestment of distributions	1,892,627	50,845,619	3,437,184	93,276,417

Shares redeemed	(16,676,075)	(445,534,979)	(23,014,916)	(624,903,631)

	(2,835,521)	$(75,086,121)	23,986,593	$663,595,764

Investor A

Shares sold and automatic conversion of shares	1,185,538	$26,555,904	3,945,697	$90,206,380

Shares issued in reinvestment of distributions	441,689	9,929,160	867,585	19,692,071

Shares redeemed	(2,146,650)	(47,787,399)	(3,160,034)	(71,467,053)

	(519,423)	$(11,302,335)	1,653,248	$38,431,398

Investor C

Shares sold	389,234	$5,435,640	2,116,697	$30,073,990

Shares issued in reinvestment of distributions	130,769	1,824,013	230,643	3,252,346

Shares redeemed and automatic conversions of shares	(595,990)	(8,287,010)	(761,451)	(10,735,623)

	(75,987)	$(1,027,357)	1,585,889	$22,590,713

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Fund Name/Share Class	Shares	Amount	Shares	Amount

High Equity Income (continued)

Class K

Shares sold	3,181,397	$84,286,150	5,616,247	$152,879,817

Shares issued in reinvestment of distributions	214,974	5,760,855	209,416	5,701,757

Shares redeemed	(625,350)	(16,679,740)	(590,210)	(16,024,284)

	2,771,021	$73,367,265	5,235,453	$142,557,290

	(659,910)	$(14,048,548)	32,461,183	$867,175,165

International Dividend

Institutional

Shares sold	6,828,286	$224,607,996	11,844,319	$384,760,335

Shares issued in reinvestment of distributions	197,225	6,604,943	125,517	3,705,818

Shares redeemed	(4,530,474)	(145,856,608)	(2,448,728)	(77,994,091)

	2,495,037	$85,356,331	9,521,108	$310,472,062

Investor A

Shares sold and automatic conversion of shares	455,372	$13,826,344	880,305	$25,436,596

Shares issued in reinvestment of distributions	54,373	1,682,122	124,210	3,304,279

Shares redeemed	(426,101)	(12,729,108)	(787,096)	(22,191,435)

	83,644	$2,779,358	217,419	$6,549,440

Investor C

Shares sold	13,698	$356,954	63,048	$1,552,610

Shares issued in reinvestment of distributions	2,108	56,036	4,936	111,585

Shares redeemed and automatic conversion of shares	(22,930)	(589,588)	(51,428)	(1,239,376)

	(7,124)	$(176,598)	16,556	$424,819

Class K

Shares sold	715,690	$23,387,941	1,571,774	$48,180,217

Shares issued in reinvestment of distributions	27,601	922,773	23,059	679,380

Shares redeemed	(300,700)	(9,679,747)	(284,694)	(8,943,841)

	442,591	$14,630,967	1,310,139	$39,915,756

	3,014,148	$102,590,058	11,065,222	$357,362,077

As of November 30, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 11,882 Class K Shares of High Equity Income.

11.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which each of the Energy Opportunities and International Dividend is able to pass through to shareholders as a foreign tax credit in the current year, each of the Funds will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Funds.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Energy Opportunities Fund, BlackRock High Equity Income Fund and BlackRock International Dividend Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	49

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10022
United Kingdom

Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809

Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

(a)	BlackRock Energy Opportunities Fund and BlackRock International Dividend Fund.

A D D I T I O N A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EHI-11/23-SAR

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.17%	13.84%
U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)
International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36
Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes underperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

The Fund invests in both commodity futures and natural resource equities, while the benchmark consists entirely of commodity futures. Since resource stocks produced a smaller gain than physical commodities, holding equities versus futures detracted from relative performance.

The agricultural chemical producer FMC Corp. was a key detractor from relative performance. FMC Corp. came under pressure from the combination of weaker-than-expected earnings, reduced forward guidance, and a negative report from a short seller (an investor who expects the stock to fall). Sigma Lithium Corp., which lost ground due to falling lithium prices and reports of a court case involving its former co-CEO, was an additional detractor. The Fund’s position in First Quantum Minerals Ltd. (“First Quantum”) also detracted from relative performance. In October 2023, the Panamanian government announced a referendum on whether to revoke First Quantum’s mining license in the country. First Quantum’s Cobre Panama mine was subsequently closed in November 2023 after Panama’s Supreme Court ruled that the concession granted to the company was unconstitutional.

Cameco Corp. was a top contributor at the individual company level. Uranium prices rose on expectations for a revival in the nuclear energy industry, leading to a rally in Cameco Corp.’s stock. A position in the midstream energy company Williams Companies, Inc., which rallied in part due to expectations for a more benign interest rate outlook, was an additional contributor of note. The agribusiness company Bunge Global SA also outperformed behind two sets of strong quarterly results and a positive outlook from its management.

The Fund seeks to achieve its allocation to commodity futures through the use of total return swaps, a form of derivative. The Fund’s use of total return swaps contributed marginally to performance. The Fund also maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its holdings in commodity total return swaps. The cash balance did not have a material impact on results.

Describe recent portfolio activity.

In the equity portion of the Fund, the investment adviser decreased the allocation to agriculture and industrial metals and increased the allocation to precious metals and energy.

Describe portfolio positioning at period end.

When combining the equity and commodity positions, the Fund was overweight in the industrial metals, precious metals and energy sectors and underweight in agriculture. The Fund’s largest equity exposure was to the energy sub-sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.97%	(6.51)%	N/A	8.22%	N/A	1.61%	N/A

Investor A	4.90	(6.75)	(11.65)%	7.96	6.80%	1.36	0.82%

Investor C	4.45	(7.44)	(8.30)	7.15	7.15	0.77	0.77

Class K	4.99	(6.56)	N/A	8.28	N/A	1.63	N/A

Bloomberg Commodity Index Total ReturnSM(c)	6.77	(7.68)	N/A	6.29	N/A	(0.72)	N/A

(a)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors. One strategy focuses on investments in commodity-linked derivatives. The other strategy focuses on equity investments in commodity-related companies, including, but not limited to, companies operating in the mining, energy and agricultural sectors.

(b)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(c)

An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of November 30, 2023 (continued)	BlackRock Commodity Strategies Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.70	$3.69		$1,000.00	$1,021.40	$3.64		0.72%
Investor A	1,000.00	1,049.00	4.97		1,000.00	1,020.15	4.90		0.97
Investor C	1,000.00	1,044.50	8.79		1,000.00	1,016.40	8.67		1.72
Class K	1,000.00	1,049.90	3.43		1,000.00	1,021.65	3.39		0.67

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Exxon Mobil Corp	3.2%
Shell PLC	2.0
BHP Group Ltd.	1.6
Barrick Gold Corp.	1.5
Wheaton Precious Metals Corp.	1.5
TotalEnergies SE	1.3
Chevron Corp	1.3
ConocoPhillips	1.3
Agnico Eagle Mines Ltd.	1.0
BP PLC	1.0

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Materials	25.0%
Energy	19.5
Consumer Staples	2.9
Industrials	1.3
Other (each representing less than 1%)	1.0
Short-Term Securities	49.1
Other Assets Less Liabilities	1.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) November 30, 2023	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 0.0%
Hofseth BioCare ASA(a)	1,465,227	$365,348

Capital Markets — 0.2%
Agronomics Ltd.(a)	13,181,355	1,730,643

Chemicals — 1.0%
Albemarle Corp.	8,517	1,032,856
CF Industries Holdings, Inc.	18,720	1,406,808
DSM-Firmenich AG	9,444	892,398
Givaudan SA, Registered Shares	226	845,785
Nutrien Ltd.	23,071	1,233,606
Robertet SA(b)	2,172	1,808,630
Symrise AG	12,415	1,397,451

		8,617,534

Consumer Staples Distribution & Retail — 0.6%
Costco Wholesale Corp.	2,391	1,417,241
Grocery Outlet Holding Corp.(a)	40,504	1,142,618
HelloFresh SE(a)	32,662	500,834
Koninklijke Ahold Delhaize NV	53,323	1,544,208

		4,604,901

Containers & Packaging — 0.9%
Avery Dennison Corp.	5,824	1,132,768
Crown Holdings, Inc.	15,035	1,293,160
FP Corp.	68,400	1,290,364
Graphic Packaging Holding Co.	86,103	1,951,955
Smurfit Kappa Group PLC	40,620	1,543,241

		7,211,488

Electrical Equipment — 0.1%
Sociedad Quimica y Minera de Chile SA, ADR	18,171	912,911

Energy Equipment & Services — 1.6%
ARC Resources Ltd.	160,612	2,561,365
NOV, Inc.	38,000	715,160
Patterson-UTI Energy, Inc.	44,850	525,193
Schlumberger NV	117,028	6,090,137
TechnipFMC PLC	90,050	1,865,836
Tenaris SA	81,550	1,406,965
Weatherford International PLC(a)	7,500	680,175

		13,844,831

Food Products — 2.1%
Archer-Daniels-Midland Co.	24,820	1,829,979
Barry Callebaut AG, Registered Shares	845	1,408,194
Bunge Global SA	18,193	1,998,865
China Mengniu Dairy Co. Ltd.	727,000	2,277,972
Darling Ingredients, Inc.(a)	13,338	585,138
Kerry Group PLC, Class A	18,948	1,533,626
Maple Leaf Foods, Inc.	88,071	1,566,125
Nestlé SA, Registered Shares	19,906	2,265,078
Salmar ASA	27,582	1,511,463
SunOpta, Inc.(a)	231,025	1,141,263
Tate & Lyle PLC	214,451	1,670,427

		17,788,130

Ground Transportation — 0.1%
Union Pacific Corp.	3,789	853,548

Hotels, Restaurants & Leisure — 0.2%
Compass Group PLC	76,266	1,930,784

Machinery — 0.9%
Ag Growth International, Inc.	42,594	1,588,623
AGCO Corp.	14,760	1,675,703

Security	Shares	Value

Machinery (continued)
Deere & Co.	2,309	$841,423
Epiroc AB, Class A	31,251	582,853
John Bean Technologies Corp.	17,408	1,798,246
Marel HF(c)	381,906	1,159,816

		7,646,664

Metals & Mining — 23.2%
Agnico Eagle Mines Ltd.	158,543	8,511,631
Alamos Gold, Inc., Class A	267,231	3,960,364
Alcoa Corp.	28,734	771,795
Allied Gold Corp.(a)	277,894	767,974
Anglo American PLC	76,649	2,074,347
Anglogold Ashanti PLC(b)	138,207	2,660,485
Antofagasta PLC	24,097	427,795
ArcelorMittal SA	67,063	1,686,035
Artemis Gold, Inc.(a)	126,714	634,060
Aurubis AG	6,662	551,026
B2Gold Corp.	1,639,928	5,535,112
Barrick Gold Corp.	736,268	12,950,954
Bellevue Gold Ltd.(a)	1,552,074	1,741,397
BHP Group Ltd.	436,359	13,283,831
Blackstone Minerals Ltd.(a)(b)	1,332,027	76,572
BlueScope Steel Ltd.	45,476	623,811
Centerra Gold, Inc.	409,496	2,507,765
Chalice Mining Ltd.(a)	271,431	270,779
Challenger Gold Ltd.(a)(b)	2,445,816	113,125
Champion Iron Ltd.	250,227	1,248,757
De Grey Mining Ltd.(a)	707,235	636,520
Develop Global Ltd.(a)(b)	909,172	1,834,305
Dundee Precious Metals, Inc.	237,771	1,755,750
Eldorado Gold Corp.(a)	69,382	910,986
Emerald Resources NL(a)(b)	371,214	697,265
Endeavour Mining PLC	253,499	5,946,331
ERO Copper Corp.(a)(b)	46,904	577,939
First Quantum Minerals Ltd.	116,754	955,921
Foran Mining Corp.(a)	316,379	960,597
Franco-Nevada Corp.	64,921	7,271,229
Freeport-McMoRan, Inc.	139,434	5,203,677
Fresnillo PLC	32,286	237,038
Glencore PLC	1,426,264	7,978,795
Gold Fields Ltd.	122,335	1,874,588
Gold Fields Ltd., ADR	513,689	7,854,305
Iluka Resources Ltd.	131,493	597,138
Impala Platinum Holdings Ltd.	33,748	137,227
Ivanhoe Electric, Inc.(a)	29,820	338,755
Kinross Gold Corp.	830,637	4,897,082
Lithium Royalty Corp.(a)	74,779	528,487
Lundin Gold, Inc.	163,737	1,966,847
Lundin Mining Corp.	233,834	1,619,838
Lynas Rare Earths Ltd.(a)	291,509	1,269,617
MAG Silver Corp.(a)	158,857	1,894,179
Metals Acquisition Ltd. (Acquired 04/17/23, cost $0)(a)(d)(e)	9,000	74,070
Metals Acquisition Ltd. (Acquired 06/13/23, cost $1,287,000)(a)(e)	128,700	1,312,740
Metals Acquisition Ltd.(a)	5,001	47,529
Mineral Resources Ltd.	46,290	1,858,081
Newmont Corp.	74,077	2,977,155
Newmont Corp., CDI	144,646	5,755,517
Nickel Industries Ltd.	3,231,200	1,530,373
Norsk Hydro ASA	573,536	3,330,407
Northam Platinum Holdings Ltd.	54,045	348,789
Northern Star Resources Ltd.	529,912	4,428,107

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	7

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Nucor Corp.	16,867	$2,866,884
Osisko Gold Royalties Ltd.	171,853	2,517,733
Osisko Mining, Inc.(a)	858,787	1,803,709
Pan American Silver Corp.	220,203	3,448,379
Polymetal International PLC(a)(d)	381,486	43
Polyus PJSC(a)(d)	46,252	5
Predictive Discovery Ltd.(a)	3,506,786	544,521
Rio Tinto PLC	68,706	4,695,895
Rupert Resources Ltd.(a)	67,130	179,581
Rupert Resources Ltd. (Acquired 02/24/23, cost $315,608)(a)(e)	91,372	244,431
Sibanye Stillwater Ltd.	285,639	314,333
Sigma Lithium Corp.(a)(b)	88,034	2,648,254
Skeena Resources Ltd.(a)(b)	236,481	1,059,585
Sociedad Minera Cerro Verde SAA	28,784	898,636
Solaris Resources, Inc.(a)	92,436	344,008
Solaris Resources, Inc.(a)	39,000	145,142
SSAB AB, B Shares	101,812	753,570
SSR Mining, Inc.	199,730	2,356,814
Steel Dynamics, Inc.	23,120	2,754,286
Stelco Holdings, Inc.	36,475	1,185,683
Teck Resources Ltd., Class B	89,418	3,368,619
Titan Mining Corp.	107,731	31,757
Titan Mining Corp.(a)	20,773	6,123
Torex Gold Resources, Inc.(a)	218,046	2,346,049
Trident Royalties PLC(a)	889,832	393,179
Vale SA, ADR	506,036	7,590,540
Wheaton Precious Metals Corp.	263,603	12,889,244

		195,391,802

Oil, Gas & Consumable Fuels — 17.9%
BP PLC	1,314,638	7,992,569
Cameco Corp.	64,762	2,973,871
Canadian Natural Resources Ltd.	105,499	7,044,670
Cenovus Energy, Inc.	237,473	4,212,370
Cheniere Energy, Inc.	39,440	7,183,996
Chevron Corp.	78,227	11,233,397
ConocoPhillips	94,127	10,878,257
Diamondback Energy, Inc.	25,078	3,872,294
Eni SpA	196,318	3,255,442
EOG Resources, Inc.	53,597	6,596,183
Exxon Mobil Corp.	264,378	27,162,196
Galp Energia SGPS SA	94,250	1,400,452
Gazprom PJSC(a)(d)	712,200	79
Hess Corp.	38,906	5,468,627
Kosmos Energy Ltd.(a)	122,204	829,765
Marathon Petroleum Corp.	39,270	5,858,691
Shell PLC	529,593	17,119,018
TC Energy Corp.	61,347	2,300,710
TotalEnergies SE	165,515	11,281,373
Tourmaline Oil Corp.	59,568	2,883,250
Valero Energy Corp.	31,575	3,958,242
Williams Cos., Inc. (The)	173,893	6,397,524
Woodside Energy Group Ltd.	15,987	324,814

		150,227,790

Personal Care Products — 0.3%
Jamieson Wellness, Inc.(c)	94,575	2,090,902

Pharmaceuticals — 0.3%
Zoetis, Inc., Class A	11,998	2,119,687

Security	Shares		Value

Professional Services — 0.3%
Pony Testing International Group Co. Ltd., Class A		599,813	$1,167,538
SGS SA, Registered Shares		13,200	1,123,358

			2,290,896

Total Common Stocks — 49.7% (Cost: $338,579,056)			417,627,859

Rights

Metals & Mining — 0.0%
Kincross Gold Corp., CVR(a)(d)		11,812	—

Total Rights — 0.0% (Cost: $ —)			—

Warrants(a)

Capital Markets — 0.0%
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 06/01/24, Strike Price GBP 0.28)		3,014,355	38
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 12/08/23, Strike Price GBP 0.30)		3,909,350	49

			87

Total Warrants — 0.0% (Cost: $0)			87

Total Long-Term Investments — 49.7% (Cost: $338,579,056)			417,627,946

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(f)(g)		5,031,288	5,031,288
SL Liquidity Series, LLC, Money Market Series, 5.56%(f)(g)(h)		7,053,672	7,056,493

			12,087,781

	Par (000)

U.S. Treasury Obligations(i) — 47.7%
U.S. Treasury Bills
5.31%, 12/07/23	USD	68,000	67,940,201
5.42%, 01/04/24		76,000	75,621,600
5.41%, 02/08/24		56,000	55,437,573
5.43%, 02/29/24		79,000	77,964,606
5.49%, 04/11/24		79,000	77,491,030
5.32%, 05/16/24		48,000	46,850,298

			401,305,308

Total Short-Term Securities — 49.1% (Cost: $413,334,856)			413,393,089

Total Investments — 98.8% (Cost: $751,913,912)			831,021,035

Other Assets Less Liabilities — 1.2%			10,292,335

Net Assets — 100.0%			$ 841,313,370

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,631,241, representing 0.2% of its net assets as of period end, and an original cost of $1,602,608.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(i)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,558,334	$—	$(2,527,046	)(a)	$—	$—	$5,031,288	5,031,288	$176,581		$—
SL Liquidity Series, LLC, Money Market Series	13,698,222	—	(6,646,486	)(a)	8,170	(3,413)	7,056,493	7,053,672	216,420	(b)	—

					$8,170	$(3,413)	$12,087,781		$393,001		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	01/04/24	USD	4,727	$(798,463)	$—	$(798,463)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	01/31/24	USD	2,338	(186,170)	—	(186,170)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	01/31/24	USD	8,367	(2,353,874)	—	(2,353,874)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	02/26/24	USD	35,135	(2,176,347)	—	(2,176,347)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	02/26/24	USD	101	(3,153)	—	(3,153)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	02/28/24	USD	20,187	(3,284,559)	—	(3,284,559)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Merrill Lynch International	03/14/24	USD	15,142	(525,375)	—	(525,375)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Merrill Lynch International	03/14/24	USD	1,841	(22,960)	—	(22,960)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	04/01/24	USD	17,905	(700,940)	—	(700,940)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	04/01/24	USD	3,352	$(12,086)	$—	$(12,086)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	04/29/24	USD	4,927	(85,917)	—	(85,917)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	1,846	(212,359)	—	(212,359)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	1,024	1,985	—	1,985
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	JPMorgan Chase Bank N.A.	05/02/24	USD	2,036	(9,485)	—	(9,485)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Merrill Lynch International	06/10/24	USD	12,756	(16,755)	—	(16,755)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Merrill Lynch International	06/10/24	USD	2,500	(28,534)	—	(28,534)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	06/10/24	USD	1,780	18,581	—	18,581
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	Goldman Sachs International	07/01/24	USD	7,652	(165,516)	—	(165,516)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/01/24	USD	296	571	—	571
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	07/01/24	USD	51,285	2,224,834	—	2,224,834
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Societe Generale SA	07/01/24	USD	16,994	(120,724)	—	(120,724)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/19/24	USD	98,878	(3,206,543)	—	(3,206,543)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Societe Generale SA	07/19/24	USD	9,588	(906,166)	—	(906,166)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	Societe Generale SA	07/19/24	USD	54,260	85,396	—	85,396
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/31/24	USD	96	(9,693)	—	(9,693)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	09/03/24	USD	1,344	(153,306)	—	(153,306)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Merrill Lynch International	09/03/24	USD	2,542	(217,773)	—	(217,773)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Citibank N.A.	09/25/24	USD	614	6,238	—	6,238
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	Citibank N.A.	09/25/24	USD	205	(4,456)	—	(4,456)

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	09/25/24	USD	512	$27,737	$—	$27,737
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/25/24	USD	504	(74,414)	—	(74,414)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Societe Generale SA	09/25/24	USD	118	(11,823)	—	(11,823)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	10/02/24	USD	338	(43,268)	—	(43,268)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	10/02/24	USD	75	(2,193)	—	(2,193)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	10/11/24	USD	8,614	724,934	—	724,934
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	10/11/24	USD	18,559	(2,008,081)	—	(2,008,081)
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRPRT	At Termination	JPMorgan Chase Bank N.A.	12/02/24	USD	2,235	—	—	—
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	12/02/24	USD	1,300	—	—	—
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	12/02/24	USD	589	—	—	—
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRAGT	At Termination	Macquarie Bank Ltd.	12/02/24	USD	8,545	—	—	—
3-month U.S. Treasury Bill, 5.41%(a)	At Termination	BCOMRLIT	At Termination	Societe Generale SA	12/02/24	USD	294	—	—	—

								$(14,250,657)	$—	$(14,250,657)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$3,090,276	$(17,340,933)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$3,090,276	$—	$—	$—	$—	$—	$3,090,276

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	$17,340,933	$—	$—	$—	$—	$—	$17,340,933

For the period ended November 30, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$(59,599,584)	$—	$—	$—	$—	$—	$(59,599,584)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$76,232,457	$—	$—	$—	$—	$—	$76,232,457

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps Average notional amount	$459,951,553

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$3,090,276	$17,340,933

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,090,276	$17,340,933

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,090,276	$17,340,933

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Citibank N.A.(d)	$6,238	$(4,456)	$—	$—	$1,782
Goldman Sachs International(d)	752,671	(318,822)	—	—	433,849
JPMorgan Chase Bank N.A(d)	2,556	(2,556)	—	—	—
Societe Generale SA(d)	2,328,811	(1,038,713)	—	(1,290,098)	—

	$3,090,276	$(1,364,547)	$—	$(1,290,098)	$435,631

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(e)
Citibank N.A.(d)	$4,456	$(4,456)	$—	$—	$—
Goldman Sachs International(d)	318,822	(318,822)	—	—	—
JPMorgan Chase Bank N.A.(d)	5,651,953	(2,556)	—	(3,310,000)	2,339,397
Merrill Lynch International(d)	811,397	—	—	(811,397)	—
Morgan Stanley & Co. International PLC(d)	9,515,592	—	—	(9,515,592)	—
Societe Generale SA(d)	1,038,713	(1,038,713)	—	—	—

	$17,340,933	$(1,364,547)	$—	$(13,636,989)	$2,339,397

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Represents derivatives owned by the BlackRock Cayman Commodity Strategies Fund, Ltd., a wholly-owed subsidiary of the Fund. See Note 1 of the Notes to Consolidated Financial Statements.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$—	$365,348	$—	$365,348
Capital Markets	1,730,643	—	—	1,730,643
Chemicals	5,481,900	3,135,634	—	8,617,534
Consumer Staples Distribution & Retail	2,559,859	2,045,042	—	4,604,901
Containers & Packaging	4,377,883	2,833,605	—	7,211,488
Electrical Equipment	912,911	—	—	912,911
Energy Equipment & Services	12,437,866	1,406,965	—	13,844,831
Food Products	8,791,797	8,996,333	—	17,788,130
Ground Transportation	853,548	—	—	853,548
Hotels, Restaurants & Leisure	—	1,930,784	—	1,930,784
Machinery	7,063,811	582,853	—	7,646,664
Metals & Mining	139,480,682	55,837,002	74,118	195,391,802
Oil, Gas & Consumable Fuels	108,854,043	41,373,668	79	150,227,790
Personal Care Products	2,090,902	—	—	2,090,902
Pharmaceuticals	2,119,687	—	—	2,119,687
Professional Services	1,167,538	1,123,358	—	2,290,896
Rights	—	—	—	—

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Commodity Strategies Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Warrants	$—	$87	$—	$87
Short-Term Securities
Money Market Funds	5,031,288	—	—	5,031,288
U.S. Treasury Obligations	—	401,305,308	—	401,305,308

	$302,954,358	$520,935,987	$74,197	823,964,542

Investments valued at NAV(a)				7,056,493

				$831,021,035

Derivative Financial Instruments(b)
Assets
Commodity Contracts	$—	$3,090,276	$—	$3,090,276
Liabilities
Commodity Contracts	—	(17,340,933)	—	(17,340,933)

	$—	$(14,250,657)	$—	$(14,250,657)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities  (unaudited)

November 30, 2023

BlackRock Commodity Strategies Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$818,933,254
Investments, at value — affiliated(c)	12,087,781
Cash	13,026,726
Cash pledged:
Collateral — OTC derivatives	14,280,000
Foreign currency, at value(d)	26,212
Receivables:
Investments sold	39,962,619
Securities lending income — affiliated	25,585
Capital shares sold	882,229
Dividends — unaffiliated	1,554,596
Dividends — affiliated	21,619
From the Manager	48,054
Unrealized appreciation on OTC swaps	3,090,276
Prepaid expenses	66,837

Total assets	904,005,788

LIABILITIES
Cash received:
Collateral — OTC derivatives	1,320,000
Collateral on securities loaned	7,051,059
Payables:
Investments purchased	30,810,910
Swaps	30,283
Administration fees	29,228
Capital shares redeemed	5,054,746
Deferred foreign capital gain tax	17,563
Investment advisory fees	396,763
Trustees’ and Officer’s fees	6,446
Other accrued expenses	486,472
Professional fees	107,982
Service and distribution fees	40,033
Unrealized depreciation on OTC swaps	17,340,933

Total liabilities	62,692,418

Commitments and contingent liabilities

NET ASSETS	$841,313,370

NET ASSETS CONSIST OF:
Paid-in capital	$1,071,648,171
Accumulated loss	(230,334,801)

NET ASSETS	$841,313,370

(a) Investments, at cost — unaffiliated	$739,830,820
(b) Securities loaned, at value	$6,709,448
(c) Investments, at cost — affiliated	$12,083,092
(d) Foreign currency, at cost	$26,777

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Consolidated Statement of Assets and Liabilities  (unaudited) (continued)

November 30, 2023

BlackRock Commodity Strategies Fund

NET ASSET VALUE

Institutional
Net assets	$592,905,683

Shares outstanding	69,950,789

Net asset value	$8.48

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$106,277,079

Shares outstanding	12,672,181

Net asset value	$8.39

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$21,580,134

Shares outstanding	2,707,221

Net asset value	$7.97

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$120,550,474

Shares outstanding	14,211,172

Net asset value	$8.48

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations (unaudited)

Six Months Ended November 30, 2023

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$8,152,825
Dividends — affiliated	176,581
Interest — unaffiliated	12,792,237
Securities lending income — affiliated — net	216,420
Foreign taxes withheld	(448,897)

Total investment income	20,889,166

EXPENSES
Investment advisory	3,098,899
Transfer agent — class specific	599,362
Service and distribution — class specific	272,910
Administration	206,195
Registration	115,163
Administration — class specific	100,513
Professional	68,538
Accounting services	45,739
Custodian	29,625
Printing and postage	27,993
Trustees and Officer	7,994
Miscellaneous	15,320

Total expenses excluding interest expense	4,588,251
Interest expense	791

Total expenses	4,589,042
Less:
Administration fees waived by the Manager — class specific	(100,513)
Fees waived and/or reimbursed by the Manager	(257,909)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(383,203)

Total expenses after fees waived and/or reimbursed	3,847,417

Net investment income	17,041,749

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	18,560,125
Investments — affiliated	8,170
Foreign currency transactions	(36,296)
Swaps	(59,599,584)

(41,067,585)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	4,737,950
Investments — affiliated	(3,413)
Foreign currency translations	9,463
Swaps	76,232,457

80,976,457

Net realized and unrealized gain	39,908,872

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,950,621

(a) Net of foreign capital gain tax of	$(1,164)
(b) Net of increase in deferred foreign capital gain tax of	(3,473)

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,041,749	$40,845,467
Net realized loss	(41,067,585)	(3,499,342)
Net change in unrealized appreciation (depreciation)	80,976,457	(421,860,232)

Net increase (decrease) in net assets resulting from operations	56,950,621	(384,514,107)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(50,571,012)	(140,578,102)
Investor A	(7,691,275)	(16,226,823)
Investor C	(1,670,676)	(3,106,978)
Class K	(9,118,537)	(24,906,279)

Decrease in net assets resulting from distributions to shareholders	(69,051,500)	(184,818,182)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(272,431,461)	(957,833,933)

NET ASSETS
Total decrease in net assets	(284,532,340)	(1,527,166,222)
Beginning of period	1,125,845,710	2,653,011,932

End of period	$841,313,370	$1,125,845,710

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$8.62		$11.33	$9.22		$6.33	$7.18		$7.82		$7.43

Net investment income(a)	0.15		0.22	0.09		0.07	0.09		0.14	(b)	0.07
Net realized and unrealized gain (loss)	0.29		(2.08)	2.27		2.88	(0.79)		(0.64)		0.37

Net increase (decrease) from investment operations	0.44		(1.86)	2.36		2.95	(0.70)		(0.50)		0.44

Distributions from net investment income(c)	(0.58)		(0.85)	(0.25)		(0.06)	(0.15)		(0.14)		(0.05)

Net asset value, end of period	$8.48		$8.62	$11.33		$9.22	$6.33		$7.18		$7.82

Total Return(d)
Based on net asset value	4.97	%(e)	(16.46)%	26.31%		46.93%	(9.96	)%(e)	(6.34)%		5.97%

Ratios to Average Net Assets(f)
Total expenses	0.88	%(g)	0.83%	0.82%		0.90%	1.04	%(g)	1.01%		1.14%

Total expenses after fees waived and/or reimbursed	0.72	%(g)	0.72%	0.72%		0.72%	0.72	%(g)	0.72%		0.88%

Net investment income	3.44	%(g)	2.37%	0.95%		0.90%	1.61	%(g)	1.90	%(b)	0.90%

Supplemental Data
Net assets, end of period (000)	$592,906		$837,334	$2,061,348		$862,528	$104,275		$145,239		$200,786

Portfolio turnover rate	24%		78%	91	%(h)	58%	72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	19

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$8.53		$11.23	$9.14		$6.28	$7.12		$7.74		$7.36

Net investment income(a)	0.14		0.20	0.07		0.05	0.08		0.12	(b)	0.06
Net realized and unrealized gain (loss)	0.29		(2.07)	2.25		2.86	(0.79)		(0.63)		0.36

Net increase (decrease) from investment operations	0.43		(1.87)	2.32		2.91	(0.71)		(0.51)		0.42

Distributions from net investment income(c)	(0.57)		(0.83)	(0.23)		(0.05)	(0.13)		(0.11)		(0.04)

Net asset value, end of period	$8.39		$8.53	$11.23		$9.14	$6.28		$7.12		$7.74

Total Return(d)
Based on net asset value	4.90	%(e)	(16.76)%	26.06%		46.53%	(10.18	)%(e)	(6.50)%		5.69%

Ratios to Average Net Assets(f)
Total expenses	1.11	%(g)	1.07%	1.13%		1.18%	1.40	%(g)	1.38%		1.55%

Total expenses after fees waived and/or reimbursed	0.97	%(g)	0.97%	0.97%		0.97%	0.97	%(g)	0.97%		1.11%

Net investment income	3.22	%(g)	2.15%	0.68%		0.62%	1.38	%(g)	1.68	%(b)	0.73%

Supplemental Data
Net assets, end of period (000)	$106,277		$120,674	$236,887		$127,923	$23,628		$33,853		$56,622

Portfolio turnover rate	24%		78%	91	%(h)	58%	72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21		Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$8.13		$10.75	$8.78		$6.04		$6.84		$7.45		$7.10

Net investment income (loss)(a)	0.10		0.13	(0.00	)(b)	(0.01)		0.03		0.06	(c)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.28		(1.98)	2.15		2.75		(0.76)		(0.60)		0.35

Net increase (decrease) from investment operations	0.38		(1.85)	2.15		2.74		(0.73)		(0.54)		0.35

Distributions from net investment income(d)	(0.54)		(0.77)	(0.18)		(0.00	)(b)	(0.07)		(0.07)		—

Net asset value, end of period	$7.97		$8.13	$10.75		$8.78		$6.04		$6.84		$7.45

Total Return(e)
Based on net asset value	4.45	%(f)	(17.34)%	25.06%		45.48%		(10.80	)%(f)	(7.19)%		4.93%

Ratios to Average Net Assets(g)
Total expenses	1.86	%(h)	1.80%	1.81%		1.96%		2.07	%(h)	2.11%		2.20%

Total expenses after fees waived and/or reimbursed	1.72	%(h)	1.72%	1.72%		1.72%		1.72	%(h)	1.72%		1.87%

Net investment income (loss)	2.44	%(h)	1.49%	(0.04)%		(0.15)%		0.63	%(h)	0.92	%(c)	(0.05)%

Supplemental Data
Net assets, end of period (000)	$21,580		$29,758	$42,138		$16,246		$4,255		$5,832		$7,562

Portfolio turnover rate	24%		78%	91	%(i)	58%		72%		76%		110%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	21

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Year Ended 05/31/21	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Period from 01/25/18 to 7/31/18	(a)

Net asset value, beginning of period	$8.62		$11.34	$9.22		$6.34	$7.19		$7.83		$8.27

Net investment income(b)	0.15		0.23	0.10		0.06	0.09		0.14	(c)	0.07
Net realized and unrealized gain (loss)	0.29		(2.09)	2.27		2.89	(0.79)		(0.63)		(0.51)

Net increase (decrease) from investment operations	0.44		(1.86)	2.37		2.95	(0.70)		(0.49)		(0.44)

Distributions from net investment income(d)	(0.58)		(0.86)	(0.25)		(0.07)	(0.15)		(0.15)		—

Net asset value, end of period	$8.48		$8.62	$11.34		$9.22	$6.34		$7.19		$7.83

Total Return(e)
Based on net asset value	4.99	%(f)	(16.48)%	26.47%		46.76%	(9.90	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.78	%(h)	0.72%	0.72%		0.80%	0.95	%(h)	0.96%		0.92	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.67	%(h)	0.67%	0.67%		0.67%	0.67	%(h)	0.67%		0.74	%(h)(i)

Net investment income	3.52	%(h)	2.42%	1.02%		0.76%	1.60	%(h)	1.97	%(c)	1.80	%(h)

Supplemental Data
Net assets, end of period (000)	$120,550		$138,079	$312,639		$197,360	$25,283		$22,520		$22,750

Portfolio turnover rate	24%		78%	91	%(j)	58%	72%		76%		110%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

(j)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Cayman Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net liabilities of the Cayman Subsidiary as of period end were $(1,581,712), which is (0.19)% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (unaudited) (continued)

Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Notes to Consolidated Financial Statements (unaudited) (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated StatementConsolidated of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Capital, Inc.	$189,045	$(189,045)	$—		$—
BofA Securities, Inc.	9,250	(9,250)	—		—
J.P. Morgan Securities LLC	1,665,141	(1,665,141)	—		—
Jefferies LLC	55,503	(55,503)	—		—
Morgan Stanley	4,682,258	(4,682,258)	—		—
SG Americas Securities LLC	108,251	(108,251)	—		—

	$6,709,448	$(6,709,448)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.62%
$1 billion - $3 billion	0.58
$3 billion - $5 billion	0.56
$5 billion - $10 billion	0.54
Greater than $10 billion	0.53

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Notes to Consolidated Financial Statements  (unaudited) (continued)

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution — class specific	$145,100	$127,810	$272,910

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2023, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Administration — class specific	$72,900	$11,589	$2,557	$13,467	$100,513

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$3,991	$3,323	$719	$650	$8,683

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent — class specific	$495,254	$65,854	$14,285	$23,969	$599,362

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $1,233.

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Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$1,793
Investor C	2,943

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended November 30, 2023, the amount waived was $2,637.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K
0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025 unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2023, the Manager waived and/or reimbursed investment advisory fees of $255,272, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended November 30, 2023, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived by the Manager — class specific	$72,900	$11,589	$2,557	$13,467	$100,513
Transfer agent fees waived and/or reimbursed by the Manager — class specific	313,580	37,413	8,241	23,969	383,203

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended November 30, 2023, the Fund paid BIM $43,118 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

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Notes to Consolidated Financial Statements  (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term securities, were $118,309,987 and $273,069,972, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of May 31, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $231,406,260.

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Commodity Strategies Fund	$791,809,900	$71,917,950	$(46,957,472)	$24,960,478

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

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Notes to Consolidated Financial Statements  (unaudited) (continued)

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	7,888,467	$68,500,202	48,377,579	$467,663,752
Shares issued in reinvestment of distributions	5,484,211	47,548,112	15,381,433	135,103,945
Shares redeemed	(40,598,240)	(352,396,024)	(148,478,047)	(1,392,777,097)

	(27,225,562)	$(236,347,710)	(84,719,035)	$(790,009,400)

Investor A
Shares sold and automatic conversion of shares	719,029	$6,178,603	3,826,409	$36,751,196
Shares issued in reinvestment of distributions	878,237	7,544,053	1,826,612	15,892,675
Shares redeemed	(3,069,119)	(26,350,308)	(12,608,372)	(117,252,987)

	(1,471,853)	$(12,627,652)	(6,955,351)	$(64,609,116)

Investor C
Shares sold	84,006	$689,656	998,622	$9,407,731
Shares issued in reinvestment of distributions	204,072	1,669,308	373,610	3,106,485
Shares redeemed and automatic conversion of shares	(1,240,055)	(10,209,818)	(1,631,866)	(14,422,937)

	(951,977)	$(7,850,854)	(259,634)	$(1,908,721)

Class K
Shares sold	2,437,220	$21,294,695	8,292,838	$85,776,294
Shares issued in reinvestment of distributions	1,050,199	9,115,723	2,834,330	24,904,192
Shares redeemed	(5,289,313)	(46,015,663)	(22,680,846)	(211,987,182)

	(1,801,894)	$(15,605,245)	(11,553,678)	$(101,306,696)

	(31,451,286)	$(272,431,461)	(103,487,698)	$(957,833,933)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Commodity Strategies Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	33

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001
Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Transfer Agent	Sidley Austin LLP
BNY Mellon Investment Servicing (US) Inc.	New York, NY 10019
Wilmington, DE 19809
Address of the Trust
Custodian	100 Bellevue Parkway
The Bank of New York Mellon	Wilmington, DE 19809
New York, NY 10286

A D D I T I O N A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Currency Abbreviation

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation
ADR	American Depositary Receipt

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total ReturnSM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

CDI	CREST Depository Interest

CVR	Contingent Value Rights

OTC	Over-the-Counter

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-11/23-SAR

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock SMID-Cap Growth Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.17%	13.84%

U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)

International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36

Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock SMID-Cap Growth Equity Fund

Investment Objective

BlackRock SMID-Cap Growth Equity Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes underperformed its benchmark, the Russell 2500TM Growth Index.

What factors influenced performance?

The largest detractors from the Fund’s performance relative to the benchmark included stock selection in the consumer discretionary and consumer staples sectors, along with positioning in the energy sector. In consumer discretionary, stock selection among hotels, restaurants and leisure, specifically an off-benchmark position in online casino technology company Evolution AB, detracted from relative performance. In consumer staples, an overweight position in Beauty Health Co. within the personal care products industry detracted from relative performance. Lastly, within energy a lack of exposure to the energy equipment and services industry weighed on relative performance.

The largest positive contributors to the Fund’s relative performance over the period included security selection in the financials and industrials sectors, along with positioning in healthcare. In financials, an off-benchmark position in Tradeweb Markets, Inc. in the capital markets industry added to performance. In industrials, an overweight to the ground transportation industry, specifically Saia, Inc., contributed to performance. Lastly, positioning in the healthcare sector proved beneficial, most notably underweighting the biotechnology industry.

Describe recent portfolio activity.

During the period, exposure to industrials increased with an allocation to the trading companies and distributors sub-sector. Exposure to the consumer staples sector increased as well. Conversely, the allocation to consumer discretionary decreased the most, driven by reduced exposure to hotels, restaurants and leisure. Exposure to the healthcare sector declined as well.

Describe portfolio positioning at period end.

Relative to the Russell 2500TM Growth Index, at the end of the reporting period the Fund’s largest overweight was in the industrials sector, followed by information technology and consumer discretionary. Conversely, the healthcare sector was the largest underweight, followed by materials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		Since Inception(c)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	0.97%	1.42%	N/A	(20.63)%	N/A
Investor A	0.89	1.25	(4.07)%	(20.83)	(22.57)%
Class K	1.06	1.60	N/A	(20.54)	N/A

Russell 2500™ Growth Index(d)	1.83	0.64	N/A	(10.70)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. small- and mid-capitalization companies which Fund management believes have above-average earnings growth potential, and derivatives that have similar economic characteristics to such equity securities.

(c)	The Fund commenced operations on June 29, 2021.
(d)

An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of November 30, 2023 (continued)	BlackRock SMID-Cap Growth Equity Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,009.70	$ 4.28		$ 1,000.00	$ 1,020.74	$ 4.29		0.85%
Investor A	1,000.00	1,008.90	5.54		1,000.00	1,019.49	5.55		1.10
Class K	1,000.00	1,010.60	3.78		1,000.00	1,021.24	3.79		0.75

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Axon Enterprise, Inc.	4.0%
Bentley Systems, Inc., Class B	2.6
Entegris, Inc.	2.6
Saia, Inc.	2.5
Globant SA	2.4
Bio-Techne Corp.	2.4
Tradeweb Markets, Inc., Class A	2.4
Floor & Decor Holdings, Inc., Class A	2.3
Planet Fitness, Inc., Class A	2.3
ASM International NV	2.3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Industrials	26.3%
Information Technology	26.3
Consumer Discretionary	16.4
Health Care	15.2
Financials	7.3
Communication Services	3.9
Energy	2.5
Consumer Staples	1.5
Other (each representing less than 1%)	0.3
Short-Term Securities	2.2
Liabilities in Excess of Other Assets	(1.9)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2023	BlackRock SMID-Cap Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 5.9%
Axon Enterprise, Inc.(a)	1,520	$349,403
HEICO Corp.	940	160,768

		510,171

Air Freight & Logistics — 1.2%
GXO Logistics, Inc.(a)	1,825	102,675

Automobile Components — 1.4%
Fox Factory Holding Corp.(a)	1,868	116,769

Beverages — 1.2%
Davide Campari-Milano NV	9,677	105,695

Biotechnology — 1.3%
Halozyme Therapeutics, Inc.(a)	2,899	111,930

Broadline Retail — 0.3%
Etsy, Inc.(a)	362	27,443

Building Products — 1.3%
AZEK Co., Inc. (The), Class A(a)	3,263	112,541

Capital Markets — 7.2%
Carlyle Group, Inc. (The)	663	22,728
MarketAxess Holdings, Inc.	309	74,197
Morningstar, Inc.	546	154,715
TPG, Inc., Class A	4,714	164,990
Tradeweb Markets, Inc., Class A	2,115	204,943

		621,573

Commercial Services & Supplies — 2.9%
Casella Waste Systems, Inc., Class A(a)	1,671	135,150
GFL Environmental, Inc.	3,914	112,332

		247,482

Construction & Engineering — 3.6%
Comfort Systems U.S.A., Inc.(b)	850	164,543
WillScot Mobile Mini Holdings Corp.(a)	3,564	148,690

		313,233

Distributors — 1.2%
Pool Corp.	303	105,238

Diversified Consumer Services — 3.6%
Bright Horizons Family Solutions, Inc.(a)	922	80,620
Duolingo, Inc., Class A(a)	750	159,217
European Wax Center, Inc., Class A(a)	1,746	24,933
Mister Car Wash, Inc.(a)	6,530	47,538

		312,308

Entertainment — 3.5%
Liberty Media Corp. - Liberty Formula One, Class C(a)	2,686	170,991
Live Nation Entertainment, Inc.(a)	1,615	136,015

		307,006

Financial Services — 0.2%
Jack Henry & Associates, Inc.	92	14,600

Food Products — 0.3%
Freshpet, Inc.(a)	377	26,748

Ground Transportation — 2.5%
Saia, Inc.(a)	553	215,886

Health Care Equipment & Supplies — 3.1%
Align Technology, Inc.(a)	564	120,583
Inmode Ltd.(a)	785	18,644

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Inspire Medical Systems, Inc.(a)	216	$31,387
Teleflex, Inc.	420	94,790

		265,404

Health Care Providers & Services — 1.2%
Surgery Partners, Inc.(a)	3,199	104,767

Health Care Technology — 0.5%
Certara, Inc.(a)	1,103	15,894
Phreesia, Inc.(a)	1,901	29,295

		45,189

Hotels, Restaurants & Leisure — 6.1%
Churchill Downs, Inc.	1,278	147,954
Domino’s Pizza, Inc.	41	16,109
Penn Entertainment, Inc.(a)	922	22,644
Planet Fitness, Inc., Class A(a)	2,914	197,977
Vail Resorts, Inc.	662	143,859

		528,543

Industrial REITs — 0.3%
Rexford Industrial Realty, Inc.	543	26,726

Interactive Media & Services — 0.4%
Match Group, Inc.(a)	988	31,991

IT Services — 5.0%
DigitalOcean Holdings, Inc.(a)	2,011	59,566
Globant SA(a)	936	206,669
MongoDB, Inc., Class A(a)	405	168,374

		434,609

Life Sciences Tools & Services — 9.1%
Azenta, Inc.(a)	1,110	62,571
Bio-Techne Corp.	3,278	206,186
Charles River Laboratories International, Inc.(a)	762	150,175
Repligen Corp.(a)	1,251	196,720
West Pharmaceutical Services, Inc.	482	169,066

		784,718

Machinery — 3.8%
AutoStore Holdings Ltd.(a)(c)	56,895	94,674
Graco, Inc.	1,763	142,415
IDEX Corp.	465	93,781

		330,870

Oil, Gas & Consumable Fuels — 2.5%
Diamondback Energy, Inc.	449	69,330
EQT Corp.	1,440	57,543
Texas Pacific Land Corp.	54	90,285

		217,158

Professional Services — 3.5%
Booz Allen Hamilton Holding Corp., Class A	1,561	195,328
Fiverr International Ltd.(a)	1,594	41,587
Paylocity Holding Corp.(a)	446	69,875

		306,790

Semiconductors & Semiconductor Equipment — 8.8%
ASM International NV	384	197,227
Entegris, Inc.	2,130	222,372
Lattice Semiconductor Corp.(a)	2,550	149,303
Monolithic Power Systems, Inc.	351	192,601

		761,503

Software — 12.4%
ANSYS, Inc.(a)	490	143,746
Aspen Technology, Inc.(a)	804	151,361
Bentley Systems, Inc., Class B	4,311	224,431

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock SMID-Cap Growth Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Confluent, Inc., Class A(a)	5,231	$111,002
Five9, Inc.(a)	361	27,515
HubSpot, Inc.(a)	277	136,819
JFrog Ltd.(a)	2,626	70,849
PagerDuty, Inc.(a)	1,410	30,738
Zscaler, Inc.(a)	915	180,740

		1,077,201

Specialty Retail — 2.3%
Floor & Decor Holdings, Inc., Class A(a)	2,180	199,928

Textiles, Apparel & Luxury Goods — 1.5%
Figs, Inc., Class A(a)	2,878	20,894
On Holding AG, Class A(a)	3,829	111,080

		131,974

Trading Companies & Distributors — 1.6%
SiteOne Landscape Supply, Inc.(a)	974	137,159

Total Long-Term Investments — 99.7%
(Cost: $8,920,433)		8,635,828

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(d)(e)	31,847	31,847
SL Liquidity Series, LLC, Money Market Series, 5.56%(d)(e)(f)	156,278	156,400

Total Short-Term Securities — 2.2% (Cost: $188,217)		188,247

Total Investments — 101.9% (Cost: $9,108,650)		8,824,075

Liabilities in Excess of Other Assets — (1.9)%		(167,222)

Net Assets — 100.0%		$8,656,853

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock SMID-Cap Growth Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,120	$24,727	(a)	$—		$—	$—	$31,847	31,847	$794		$—
SL Liquidity Series, LLC, Money Market Series	660,597	—		(504,341	)(a)	114	30	156,400	156,278	1,237	(b)	—

						$114	$30	$188,247		$2,031		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$510,171	$—	$—	$510,171
Air Freight & Logistics	102,675	—	—	102,675
Automobile Components	116,769	—	—	116,769
Beverages	—	105,695	—	105,695
Biotechnology	111,930	—	—	111,930
Broadline Retail	27,443	—	—	27,443
Building Products	112,541	—	—	112,541
Capital Markets	621,573	—	—	621,573
Commercial Services & Supplies	247,482	—	—	247,482
Construction & Engineering	313,233	—	—	313,233
Distributors	105,238	—	—	105,238
Diversified Consumer Services	312,308	—	—	312,308
Entertainment	307,006	—	—	307,006
Financial Services	14,600	—	—	14,600
Food Products	26,748	—	—	26,748
Ground Transportation	215,886	—	—	215,886
Health Care Equipment & Supplies	265,404	—	—	265,404
Health Care Providers & Services	104,767	—	—	104,767
Health Care Technology	45,189	—	—	45,189
Hotels, Restaurants & Leisure	528,543	—	—	528,543
Industrial REITs	26,726	—	—	26,726
Interactive Media & Services	31,991	—	—	31,991
IT Services	434,609	—	—	434,609
Life Sciences Tools & Services	784,718	—	—	784,718
Machinery	236,196	94,674	—	330,870
Oil, Gas & Consumable Fuels	217,158	—	—	217,158
Professional Services	306,790	—	—	306,790
Semiconductors & Semiconductor Equipment	564,276	197,227	—	761,503
Software	1,077,201	—	—	1,077,201
Specialty Retail	199,928	—	—	199,928

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock SMID-Cap Growth Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Textiles, Apparel & Luxury Goods	$131,974	$—	$—	$131,974
Trading Companies & Distributors	137,159	—	—	137,159
Short-Term Securities
Money Market Funds	31,847	—	—	31,847

	$8,270,079	$397,596	$—	8,667,675

Investments valued at NAV(a)				156,400

				$8,824,075

(a) Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

November 30, 2023

BlackRock SMID-Cap Growth Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$8,635,828
Investments, at value — affiliated(c)	188,247
Receivables:
Securities lending income — affiliated	589
Dividends — unaffiliated	4,268
Dividends — affiliated	158
From the Manager	1,937

Total assets	8,831,027

LIABILITIES
Collateral on securities loaned	156,542
Payables:
Administration fees	354
Investment advisory fees	4,767
Trustees’ and Officer’s fees	3,131
Professional fees	9,358
Service fees	22

Total liabilities	174,174

Commitments and contingent liabilities

NET ASSETS	$8,656,853

NET ASSETS CONSIST OF:
Paid-in capital	$15,020,500
Accumulated loss	(6,363,647)

NET ASSETS	$8,656,853

(a) Investments, at cost — unaffiliated	$8,920,433
(b) Securities loaned, at value	$154,864
(c) Investments, at cost — affiliated	$188,217

F I N A N C I A L S T A T E M E N T S	11

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2023

BlackRock SMID-Cap Growth Equity Fund
NET ASSET VALUE

Institutional
Net assets	$59,530

Shares outstanding	5,207

Net asset value	$11.43

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$114,882

Shares outstanding	10,109

Net asset value	$11.36

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$8,482,441

Shares outstanding	740,057

Net asset value	$11.46

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended November 30, 2023

BlackRock SMID-Cap Growth Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$19,250
Dividends — affiliated	794
Securities lending income — affiliated — net	1,237
Foreign taxes withheld	(15)

Total investment income	21,266

EXPENSES
Investment advisory	30,827
Professional	9,178
Trustees and Officer	4,160
Administration — class specific	2,287
Service — class specific	137
Miscellaneous	58

Total expenses	46,647
Less:
Fees waived and/or reimbursed by the Manager	(13,349)

Total expenses after fees waived and/or reimbursed	33,298

Net investment loss	(12,032)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(528,082)
Investments — affiliated	114
Foreign currency transactions	20

(527,948)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	627,507
Investments — affiliated	30
Foreign currency translations	79

627,616

Net realized and unrealized gain	99,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,636

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	BlackRock SMID-Cap Growth Equity Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(12,032)	$(22,154)
Net realized loss	(527,948)	(2,544,666)
Net change in unrealized appreciation (depreciation)	627,616	2,465,040

Net increase (decrease) in net assets resulting from operations	87,636	(101,780)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	36,130	(17,247)

NET ASSETS
Total increase (decrease) in net assets	123,766	(119,027)
Beginning of period	8,533,087	8,652,114

End of period	$8,656,853	$8,533,087

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)

Net asset value, beginning of period	$11.32		$11.45	$20.00

Net investment loss(b)	(0.02)		(0.04)	(0.09)
Net realized and unrealized gain (loss)	0.13		(0.09)	(8.46)

Net increase (decrease) from investment operations	0.11		(0.13)	(8.55)

Net asset value, end of period	$11.43		$11.32	$11.45

Total Return(c)

Based on net asset value	0.97	%(d)	(1.14)%	(42.75	)%(d)

Ratios to Average Net Assets(e)

Total expenses	1.15	%(f)	1.23%	1.06	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.85	%(f)	0.85%	0.85	%(f)

Net investment loss	(0.37	)%(f)	(0.36)%	(0.56	)%(f)

Supplemental Data

Net assets, end of period (000)	$60		$59	$59

Portfolio turnover rate	20%		53%	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.07%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)

Net asset value, beginning of period	$11.26		$11.43	$20.00

Net investment loss(b)	(0.03)		(0.07)	(0.13)
Net realized and unrealized gain (loss)	0.13		(0.10)	(8.44)

Net increase (decrease) from investment operations	0.10		(0.17)	(8.57)

Net asset value, end of period	$11.36		$11.26	$11.43

Total Return(c)

Based on net asset value	0.89	%(d)	(1.49)%	(42.85	)%(d)

Ratios to Average Net Assets(e)

Total expenses	1.41	%(f)	1.48%	1.31	%(f)(g)

Total expenses after fees waived and/or reimbursed	1.10	%(f)	1.10%	1.10	%(f)

Net investment loss	(0.61	)%(f)	(0.61)%	(0.80	)%(f)

Supplemental Data

Net assets, end of period (000)	$115		$82	$66

Portfolio turnover rate	20%		53%	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.32%.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock SMID-Cap Growth Equity Fund (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 06/29/21 to 05/31/22	(a)

Net asset value, beginning of period	$11.34		$11.46	$20.00

Net investment loss(b)	(0.02)		(0.03)	(0.07)
Net realized and unrealized gain (loss)	0.14		(0.09)	(8.47)

Net increase (decrease) from investment operations	0.12		(0.12)	(8.54)

Net asset value, end of period	$11.46		$11.34	$11.46

Total Return(c)

Based on net asset value	1.06	%(d)	(1.05)%	(42.70	)%(d)

Ratios to Average Net Assets(e)

Total expenses	1.05	%(f)	1.13%	0.96	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.75%	0.75	%(f)

Net investment loss	(0.27	)%(f)	(0.26)%	(0.46	)%(f)

Supplemental Data

Net assets, end of period (000)	$8,482		$8,392	$8,528

Portfolio turnover rate	20%		53%	54%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.97%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock SMID-Cap Growth Equity Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” or “BAL”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
J.P. Morgan Securities LLC	$154,864	$(154,864)		$—		$—

(a) Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.70%
$1 billion - $3 billion	0.66
$3 billion - $5 billion	0.63
$5 billion - $10 billion	0.61
Greater than $10 billion	0.60

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Notes to Financial Statements (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A
Service — class specific	$137

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Institutional	0.15%
Investor A	0.15
Class K	0.05

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the six months ended November 30, 2023, there were no fees waived/reimbursed by the BAL pursuant to this arrangement.

For the six months ended November 30, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Administration — class specific	$46	$82	$2,159	$2,287

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $70.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2023, the amount waived was $11.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2025. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2023, the amount waived was $13,338.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

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Notes to Financial Statements (unaudited) (continued)

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2023, the Fund paid BIM $488 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term securities, were $1,781,052 and $1,717,221, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of May 31, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $5,507,684 and qualified late-year ordinary losses of $17,568.

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock SMID-Cap Growth Equity Fund	$9,133,950	$1,066,267	$(1,376,142)	$(309,875)

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April

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Notes to Financial Statements (unaudited) (continued)

2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23			Year Ended 05/31/23
Share Class	Shares		Amount	Shares	Amount

Institutional
Shares sold	—		$—	87	$973

Investor A
Shares sold	3,833		$47,156	8,702	$97,672
Shares redeemed	(1,036)		(11,560)	(7,124)	(73,826)

	2,797		$35,596	1,578	$23,846

Class K
Shares sold	46		$535	82	$912
Shares redeemed	—	(a)	(1)	(3,998)	(42,978)

	46		$534	(3,916)	$(42,066)

	2,843		$36,130	(2,251)	$(17,247)

(a) Rounds to less than 1.

As of November 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Share Class
Institutional	5,000
Investor A	5,000
Class K	740,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock SMID-Cap Growth Equity Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	25

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	27

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SMID-11/23-SAR

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Capital Appreciation Fund, Inc.

BlackRock FundsSM

•	BlackRock Health Sciences Opportunities Portfolio

•	BlackRock Infrastructure Sustainable Opportunities Fund

•	BlackRock Mid-Cap Growth Equity Portfolio

•	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.17%	13.84%
U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)
International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36
Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Capital Appreciation Fund, Inc.

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

The Board of Directors of the Fund had previously approved an Agreement and Plan of Reorganization between the Fund and BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”). The Reorganization was originally expected to occur during the fourth quarter of 2023, but has been postponed. Shareholders will be given at least 60 days’ notice in advance of the closing of the Reorganization.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the Russell 1000® Growth Index. For the same period, all of the Fund’s share classes outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest positive contributors to the Fund’s performance relative to the benchmark over the period included security selection in the information technology and healthcare sectors, along with positioning in consumer staples. In information technology, an overweight position in Intuit, Inc. in the software industry benefited performance. In healthcare, an overweight allocation to the pharmaceuticals industry, most notably to Eli Lilly and Company, contributed to performance. Lastly, a lack of exposure to the consumer staples sector, and particularly the beverages industry, proved beneficial.

The largest detractors from relative performance included stock selection in the consumer discretionary sector, most notably within the hotels, restaurants and leisure, and textiles, apparel and luxury goods sub-sectors. Specifically, off-benchmark positions in online casino technology provider Evolution AB and luxury goods conglomerate LVMH Moët Hennessy Louis Vuitton detracted from relative performance. Within industrials, an off-benchmark position in garbage pickup and dumpster rental company Waste Connections, Inc. within commercial services and supplies weighed on relative performance.

Describe recent portfolio activity.

During the period, the Fund’s allocation to information technology increased driven by greater exposure to the software industry. The allocation to the real estate sector increased as well. Conversely, the allocation to consumer discretionary experienced the biggest decrease as exposure to the hotels, restaurants and leisure sub-sector declined. The Fund’s allocation to the healthcare sector decreased as well.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the financials sector, followed by information technology and healthcare. Conversely, the consumer staples sector was the largest underweight, followed by industrials and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	14.53%	31.35%	N/A	12.92%	N/A	12.78%	N/A
Investor A	14.34	30.99	24.11%	12.62	11.41%	12.48	11.87%
Investor C	13.92	29.90	28.90	11.72	11.72	11.76	11.76
Class K	14.57	31.49	N/A	13.02	N/A	12.90	N/A
Class R	14.16	30.59	N/A	12.26	N/A	12.15	N/A
Russell 1000® Growth Index(c)	13.14	26.17	N/A	16.36	N/A	14.69	N/A
S&P 500® Index(d)	10.17	13.84	N/A	12.51	N/A	11.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term.

(c)

An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Companies with higher price-to-book ratios and higher forecasted growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Capital Appreciation Fund, Inc.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,145.30	$4.08	$1,000.00	$1,021.20	$3.84	0.76%
Investor A	1,000.00	1,143.40	5.41	1,000.00	1,019.95	5.10	1.01
Investor C	1,000.00	1,139.20	9.91	1,000.00	1,015.74	9.32	1.85
Class K	1,000.00	1,145.70	3.54	1,000.00	1,021.70	3.34	0.66
Class R	1,000.00	1,141.60	7.27	1,000.00	1,018.22	6.86	1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	10.2%

Apple Inc.	9.0

Amazon.com, Inc.	8.8

NVIDIA Corp.	6.3

Alphabet, Inc., Class A	4.3

Intuit, Inc.	4.2

Visa, Inc., Class A	4.1

Broadcom, Inc.	3.3

Eli Lilly & Co.	2.9

Tesla, Inc.	2.8

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	46.4%

Consumer Discretionary	14.6

Health Care	12.8

Financials	11.3

Communication Services	9.1

Industrials	3.2

Energy	1.1

Materials	1.0

Other (each representing less than 1%)	0.6

Short-Term Securities	0.1

Liabilities in Excess of Other Assets	(0.2)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2023	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, the Fund’s Class K Shares outperformed its benchmark, the Russell 3000® Health Care Index, while the Investor A, Investor C, Class R and Service Shares underperformed. For the same period, the Fund’s Institutional Shares performed in line.

What factors influenced performance?

An underweight position in Bristol-Myers Squibb Co. was the largest contributor to relative performance at the individual stock level. The pharmaceutical company reported consistently weak earnings over the reporting period, citing slow growth for a few key products. An underweight in Pfizer, which was negatively impacted by waning COVID vaccine and Paxlovid sales, was another large contributor to results. An out-of-benchmark position in McKesson Corp., a drug distributor that reported strong earnings behind robust demand, was an additional contributor of note.

An overweight position in Biogen, Inc. was the largest detractor. The biopharma company saw weaker-than-expected demand for its Alzheimer’s drug Leqembi. An overweight in Penumbra, Inc. was another large detractor from relative returns. Shares of the medical device manufacturer came under pressure on concerns that the growth of GLP-1 weight loss drugs would negatively impact demand for the company’s products. An overweight in Sarepta Therapeutics, Inc., which failed to receive FDA approval for its much-anticipated Duchenne Muscular Dystrophy gene therapy was also a key detractor.

Describe recent portfolio activity.

The Fund’s allocations to the healthcare providers (17.4% to 22.3%), biotechnology (22.8% to 24.1%), and pharmaceuticals (19.9% to 20.6%) subsectors increased. Conversely, its weighting in the medical devices and supplies (37.4% to 28.8%) subsector decreased.

Describe portfolio positioning at period end.

The investment adviser continued to seek opportunities in stocks with attractive valuations, stable growth and promising product pipelines over the medium to long term. It also sought select growth companies in the biotechnology, pharmaceuticals and medical devices industries with the potential to benefit from innovation and technological developments. The investment adviser continued to have a positive view on the long-term secular drivers of growth in the healthcare sector, particularly aging demographics and innovations in medical science and technology.

The Fund was overweight in the and biotechnology healthcare providers and services subsectors at the end of the reporting period, and it was underweight in pharmaceuticals and medical devices and supplies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.73%	(2.38)%	N/A	7.76%	N/A	11.46%	N/A
Service	1.58	(2.66)	N/A	7.43	N/A	11.13	N/A
Investor A	1.60	(2.62)	(7.73)%	7.48	6.33%	11.16	10.56%
Investor C	1.22	(3.35)	(4.30)	6.68	6.68	10.51	10.51
Class K	1.78	(2.28)	N/A	7.86	N/A	11.46	N/A
Class R	1.41	(2.97)	N/A	7.11	N/A	10.79	N/A
Russell 3000® Health Care Index(c)	1.70	(4.27)	N/A	7.58	N/A	10.44	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)

An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Health Sciences Opportunities Portfolio

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.30	$4.23	$1,000.00	$1,020.81	$4.24	0.84%
Service	1,000.00	1,015.80	5.72	1,000.00	1,019.33	5.70	1.13
Investor A	1,000.00	1,016.00	5.48	1,000.00	1,019.57	5.50	1.09
Investor C	1,000.00	1,012.20	9.36	1,000.00	1,015.70	9.37	1.86
Class K	1,000.00	1,017.80	3.76	1,000.00	1,021.27	3.79	0.75
Class R	1,000.00	1,014.10	7.33	1,000.00	1,017.72	7.36	1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

UnitedHealth Group, Inc.	9.9%

Eli Lilly & Co.	9.3

Boston Scientific Corp.	4.4

Merck & Co., Inc.	4.1

AbbVie, Inc.	3.7

Amgen, Inc.	3.6

Danaher Corp.	3.1

Abbott Laboratories	3.0

Gilead Sciences, Inc.	2.6

Elevance Health, Inc.	2.5

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Biotechnology	24.1%

Health Care Providers & Services	22.3

Health Care Equipment & Supplies	20.9

Pharmaceuticals	20.6

Life Sciences Tools & Services	7.8

Other (each representing less than 1%)	0.2

Short-Term Securities	4.7

Liabilities in Excess of Other Assets	(0.6)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of November 30, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Investment Objective

BlackRock Infrastructure Sustainable Opportunities Fund’s (the “Fund”) investment objective is to seek to maximize total return while seeking to invest in issuers which are helping to address certain United Nations Sustainable Development Goals (“SDGs”) through their products and services.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, the Fund underperformed its benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index.

What factors influenced performance?

BlackRock Infrastructure Sustainable Opportunities Fund is benchmark agnostic, with a view of infrastructure that looks beyond the traditional benchmarks. The reference benchmark, the FTSE Developed Core Infrastructure 50/50 Net Tax Index, doesn’t incorporate sustainability criteria and has an 11% weighting in the midstream oil and gas sector. In contrast, energy is excluded from the Fund’s sustainable universe.

At the sector level, the U.S. tower, U.S. datacenter and Eurozone toll road sectors made the largest contributions to absolute performance. Among individual stocks, SBA Communications Corp., Digital Realty Trust, Inc. and Enel SpA were the leading contributors. On the other hand, positioning in Eurozone electric utilities, U.K. multi utilities and Canadian electric utilities detracted. Orsted AS, Smart Metering Systems PLC, and Aeroports de Paris SA were the largest detractors at the individual stock level.

The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to the Eurozone toll road and U.K. water utilities sectors. It decreased the portfolio’s weighting in U.S. datacenters.

The investment adviser initiated a position in Ferrovial SE, a Spain-listed toll road owner and operator with majority of its assets in North America, given its favorable sustainability characteristics and a potentially attractive opportunity from underappreciated growth in its managed lanes business. It also added a position in United Utilities Group PLC (“United Utilities”), the United Kingdom’s largest listed water and sewage utility. The investment adviser believed United Utilities was poised to see improving growth, and it has a positive view on the company’s new management team. The investment adviser added Xcel Energy, Inc. on the belief that short-term weakness related to regulatory changes was obscuring the company’s longer-term growth opportunities. Portland General Electric Co., the largest electric utility in Oregon, was another new addition based on the investment adviser’s positive view on the company’s growth outlook, balance sheet strength and potential to benefit from unique demographic and decarbonization tailwinds. The investment adviser reduced its position in Eversource Energy after a punitive rate case order against a competitor raised the odds of regulatory challenges.

Describe portfolio positioning at period end.

The Fund’s positioning was balanced across electricity networks (36%), transportation infrastructure (21%), communications infrastructure (19%), transportation infrastructure (17%), renewables energy development (10%), water infrastructure (5%), and social infrastructure (4%). The Fund had a modest cash position to provide the flexibility to capitalize on stock-specific opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.64)%	1.97%	N/A	(3.03)%	N/A
Investor A	(1.84)	1.64	(3.70)%	(3.30)	(5.68)%
Class K	(1.62)	2.01	N/A	(2.99)	N/A
FTSE Developed Core Infrastructure 50/50 Net Tax Index(d)	0.59	(3.49)	N/A	0.10	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of infrastructure-related companies or derivatives with similar economic characteristics.

(c)	The Fund commenced operations on September 30, 2021.
(d)

Gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors: 50% utilities; 30% transportation, including capping of 7.5% for railroads/railways; and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Infrastructure Sustainable Opportunities Fund

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$983.60	$4.97	$1,000.00	$1,019.99	$5.05	1.00%
Investor A	1,000.00	981.60	6.20	1,000.00	1,018.74	6.31	1.25
Class K	1,000.00	983.80	4.72	1,000.00	1,020.24	4.80	0.95

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

National Grid PLC	5.9%

SBA Communications Corp.	5.5

Terna - Rete Elettrica Nazionale	4.8

Clearway Energy, Inc., Class C	4.5

SSE PLC	4.2

Ferrovial SE	4.2

Enel SpA	4.1

EDP - Energias de Portugal SA	3.9

American Tower Corp.	3.6

Cellnex Telecom SA	3.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Utilities	48.9%

Industrials	22.1

Real Estate	16.5

Communication Services	5.0

Information Technology	1.6

Short-Term Securities	5.0

Other Assets Less Liabilities	0.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	9

Fund Summary as of November 30, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, the Fund’s Institutional and Class K Shares outperformed its benchmark, the Russell Midcap® Growth Index, while its Investor C and Class R Shares underperformed and its Investor A and Service Shares performed in line.

What factors influenced performance?

The largest positive contributors to the Fund’s performance relative to the benchmark over the period included security selection in the financials and information technology sectors, along with positioning in healthcare. In financials, an overweight position in KKR & Co., Inc. in the capital markets industry benefited performance. In information technology, overweighting the software industry, specifically CrowdStrike Holdings, Inc., highlighted positive contributions. Lastly, within healthcare, overweighting the healthcare equipment and supplies industry proved beneficial.

The largest detractors from relative performance were stock selection in the consumer discretionary and industrials sectors, along with positioning in the energy sector. In consumer discretionary, stock selection among hotels, restaurants & leisure, specifically an off-benchmark position in online gaming technology company Evolution AB, detracted from relative performance. In industrials, an overweight position in SiteOne Landscape Supply, Inc. within the trading companies and distributors industry detracted from relative performance. Lastly, within energy an underweight allocation to the oil, gas and consumable fuels industry weighed on performance.

Describe recent portfolio activity.

During the period, the Fund’s allocation to the industrials sector increased with additions to the aerospace and defense industry. The Fund’s allocation to the information technology sector increased as well. Conversely, the allocation to consumer discretionary decreased the most, driven by hotels, restaurants and leisure. Exposure to the communication services sector decreased as well.

Describe portfolio positioning at period end.

Relative to the Russell MidCap® Growth Index, at the end of the reporting period the Fund’s largest overweight allocation was to the information technology sector, followed by industrials and real estate. Conversely, the consumer discretionary sector was the largest underweight, followed by healthcare and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	8.84%	10.33%	N/A	9.20%	N/A	11.16%	N/A
Service	8.72	10.04	N/A	8.93	N/A	10.86	N/A
Investor A	8.73	10.03	4.25%	8.93	7.76%	10.85	10.26%
Investor C	8.31	9.21	8.21	8.12	8.12	10.20	10.20
Class K	8.89	10.40	N/A	9.29	N/A	11.24	N/A
Class R	8.56	9.77	N/A	8.66	N/A	10.57	N/A
Russell Midcap® Growth Index(c)	8.71	9.98	N/A	10.05	N/A	10.11	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies which Fund management believes have above-average earnings growth potential.
(c)

An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.40	$4.18	$1,000.00	$1,021.00	$4.04	0.80%
Service	1,000.00	1,087.20	5.48	1,000.00	1,019.75	5.30	1.05
Investor A	1,000.00	1,087.30	5.48	1,000.00	1,019.75	5.30	1.05
Investor C	1,000.00	1,083.10	9.37	1,000.00	1,016.00	9.07	1.80
Class K	1,000.00	1,088.90	3.72	1,000.00	1,021.44	3.59	0.71
Class R	1,000.00	1,085.60	6.78	1,000.00	1,018.50	6.56	1.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Copart, Inc.	3.9%

Crowdstrike Holdings, Inc., Class A	3.3

KKR & Co., Inc., Class A	3.0

MSCI, Inc., Class A	3.0

CoStar Group, Inc.	2.8

West Pharmaceutical Services, Inc.	2.8

Monolithic Power Systems, Inc.	2.7

Ares Management Corp., Class A	2.7

ANSYS, Inc.	2.6

Cheniere Energy, Inc.	2.5

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	29.9%

Industrials	22.1

Health Care	16.2

Financials	11.1

Consumer Discretionary	9.1

Communication Services	4.0

Real Estate	2.8

Energy	2.5

Materials	1.4

Other (each representing less than 1%)	0.9

Short-Term Securities	3.6

Liabilities in Excess of Other Assets	(3.6)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	11

Fund Summary as of November 30, 2023	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI All-Country World Information Technology Index with the exception of its Investor C Shares, which performed in line.

What factors influenced performance?

An underweight position in Apple Inc., which experienced profit-taking after a strong year-to-date rally amid signs of weakening demand for smartphones, was the largest contributor to relative performance. An overweight in the credit score provider Fair Isaac Corp. was also a top contributor on the strength of growth in its software offerings. An out-of-benchmark holding in MercadoLibre, Inc. further contributed to results. The Latin American e-commerce company saw continued earnings strength with accelerating growth from sustained market share gains in Brazil and Mexico.

An out-of-benchmark position in Adyen NV was the single largest detractor from performance. In August 2023, the Dutch payment company reported the slowest quarter for revenue growth in its history as enterprises opted for lower-cost competitors. An overweight in Wolfspeed, Inc. also detracted, as the silicon carbide wafer manufacturer reported larger-than-anticipated quarterly losses and further delays in the construction of its domestic fabrication facility. An out-of-benchmark holding in the Japanese payment processer GMO Payment Gateway, Inc., which lowered its growth forecast for 2024, was another detractor of note.

Describe recent portfolio activity.

The investment adviser added several companies where it identified both near-term catalysts and long-term growth potential in the supply chain for generative artificial intelligence (“AI”). It also increased its holdings in cybersecurity companies, including those that stand to benefit from the advent of AI-generated malware and the consolidation trend in the cybersecurity industry. On the other hand, the investment adviser sold Chinese internet stocks based on their elevated valuations, an uncertain regulatory environment, and country-specific growth challenges.

Describe portfolio positioning at period end.

The Fund’s largest absolute weightings were in the software and semiconductors sub-sectors. In addition, it maintained an out-of-benchmark allocation to the internet sub-sector. The investment adviser maintained its exposure to long-term secular themes, such as AI, renewable energy, and electric vehicles, as well as to more nascent themes such as space and quantum computing. While high-growth assets were penalized by rising interest rates, the investment adviser believed the fundamentals of its portfolio holdings remained compelling. It viewed the secular growth trends driving technology as multi-year transformations that are likely to persist regardless of the macroeconomic environment or geopolitical developments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	12.19%	30.00%	N/A	17.12%	N/A	17.59%	N/A
Service	12.06	29.68	N/A	16.83	N/A	17.31	N/A
Investor A	12.03	29.68	22.87%	16.82	15.57%	17.27	16.64%
Investor C	11.65	28.70	27.70	15.95	15.95	16.55	16.55
Class K	12.23	30.07	N/A	17.18	N/A	17.62	N/A
Class R	11.92	29.34	N/A	16.54	N/A	16.96	N/A
MSCI All-Country World Information Technology Index(c)	11.68	33.17	N/A	20.18	N/A	17.49	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.

(c)

An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Technology Opportunities Fund

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.90	$4.88	$1,000.00	$1,020.40	$4.65	0.92%
Service	1,000.00	1,120.60	6.20	1,000.00	1,019.15	5.91	1.17
Investor A	1,000.00	1,120.30	6.20	1,000.00	1,019.15	5.91	1.17
Investor C	1,000.00	1,116.50	10.16	1,000.00	1,015.40	9.67	1.92
Class K	1,000.00	1,122.30	4.56	1,000.00	1,020.70	4.34	0.86
Class R	1,000.00	1,119.20	7.52	1,000.00	1,017.90	7.16	1.42

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	10.3%

Apple Inc.	9.5

NVIDIA Corp.	7.9

Cadence Design Systems, Inc.	3.6

Meta Platforms, Inc., Class A	2.7

Broadcom, Inc.	2.7

Mastercard, Inc., Class A	2.6

ASML Holding NV	2.4

Amazon.com, Inc.	2.3

Alphabet, Inc., Class A	2.3

INDUSTRY ALLOCATION

Industry(b)	Percent of Net Assets

Software	31.9%

Semiconductors & Semiconductor Equipment	26.9

Technology Hardware, Storage & Peripherals	10.8

Interactive Media & Services	5.7

Financial Services	5.1

Broadline Retail	4.6

Entertainment	3.3

IT Services	3.0

Automobiles	2.1

Professional Services	1.6

Communications Equipment	1.5

Ground Transportation	1.0

Other (each representing less than 1%)	2.6

Short-Term Securities	1.3

Liabilities in Excess of Other Assets	(1.4)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Capital Appreciation Fund, Inc.’s Class K Shares performance shown prior to the Class K Shares inception date of August 15, 2016 is that of BlackRock Shares. BlackRock Health Sciences Opportunities Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Investor A Shares. BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. BlackRock Technology Opportunities Fund’s Class K Shares performance shown prior to the Class K Shares inception date of December 10, 2019 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than the Investor A Shares and Institutional Shares.

Service Shares (not available in BlackRock Capital Appreciation Fund, Inc. and BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (not available in BlackRock Infrastructure Sustainable Opportunities Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	15

Schedule of Investments (unaudited) November 30, 2023	BlackRock Capital Appreciation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.0%
TransDigm Group, Inc.	68,453	$65,911,340

Automobiles — 2.8%
Tesla, Inc.(a)	377,734	90,686,379

Broadline Retail — 8.8%
Amazon.com, Inc.(a)	1,946,722	284,396,617

Capital Markets — 5.1%
Blackstone, Inc., Class A, NVS	354,135	39,794,150
MSCI, Inc., Class A	125,558	65,396,884
S&P Global, Inc.	144,594	60,126,523

		165,317,557

Chemicals — 1.0%
Sherwin-Williams Co. (The)	121,504	33,875,315

Commercial Services & Supplies — 1.2%
Copart, Inc.(a)	309,917	15,564,032
Waste Connections, Inc.	179,313	24,295,118

		39,859,150

Entertainment — 2.4%
Netflix, Inc.(a)	166,296	78,819,315

Financial Services — 6.2%
Mastercard, Inc., Class A	162,562	67,273,032
Visa, Inc., Class A	519,329	133,301,368

		200,574,400

Health Care Equipment & Supplies — 3.6%
Boston Scientific Corp.(a)	556,846	31,122,123
IDEXX Laboratories, Inc.(a)	56,207	26,182,345
Intuitive Surgical, Inc.(a)	187,409	58,254,213

		115,558,681

Health Care Providers & Services — 2.8%
UnitedHealth Group, Inc.	163,178	90,232,539

Hotels, Restaurants & Leisure — 1.0%
Chipotle Mexican Grill, Inc.(a)	3,392	7,470,032
Evolution AB(b)	239,333	24,794,911

		32,264,943

Interactive Media & Services — 5.7%
Alphabet, Inc., Class A(a)	1,044,141	138,380,007
Meta Platforms, Inc., Class A(a)	141,402	46,259,664

		184,639,671

IT Services — 1.5%
MongoDB, Inc., Class A(a)	20,469	8,509,782
Shopify, Inc., Class A(a)	554,121	40,351,091

		48,860,873

Life Sciences Tools & Services — 2.7%
Danaher Corp.	211,356	47,197,908
Thermo Fisher Scientific, Inc.	84,750	42,015,660

		89,213,568

Oil, Gas & Consumable Fuels — 1.1%
Cheniere Energy, Inc.	195,568	35,622,711

Pharmaceuticals — 3.7%
Eli Lilly & Co.	157,895	93,322,261
Zoetis, Inc., Class A	149,433	26,400,328

		119,722,589

Security	Shares	Value

Real Estate Management & Development — 0.6%
CoStar Group, Inc.(a)	238,036	$19,766,510

Semiconductors & Semiconductor Equipment — 14.4%
ASML Holding NV, Registered Shares	131,028	89,591,705
Broadcom, Inc.	116,651	107,987,330
KLA Corp.	121,319	66,072,754
NVIDIA Corp.	436,029	203,930,764

		467,582,553

Software — 21.5%
Cadence Design Systems, Inc.(a)	259,260	70,847,980
Intuit, Inc.	239,481	136,853,812
Microsoft Corp.	873,418	330,946,815
Palo Alto Networks, Inc.(a)	166,125	49,021,826
Roper Technologies, Inc.	102,281	55,052,748
ServiceNow, Inc.(a)	82,104	56,301,997

		699,025,178

Specialty Retail — 0.8%
Ross Stores, Inc.	195,314	25,465,039

Technology Hardware, Storage & Peripherals — 9.0%
Apple Inc.	1,530,415	290,702,329

Textiles, Apparel & Luxury Goods — 1.3%
LVMH Moet Hennessy Louis Vuitton SE	54,403	41,633,476

Total Common Stocks — 99.2% (Cost: $1,546,482,231)		3,219,730,733

Preferred Securities

Preferred Stocks — 0.9%

Interactive Media & Services — 0.9%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $19,426,516)(a)(c)(d)	177,291	31,260,446

Total Long-Term Investments — 100.1% (Cost: $1,565,908,747)		3,250,991,179

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(e)(f)	1,635,299	1,635,299

Total Short-Term Securities — 0.1% (Cost: $1,635,299)		1,635,299

Total Investments — 100.2% (Cost: $1,567,544,046)		3,252,626,478
Liabilities in Excess of Other Assets — (0.2)%		(5,852,295)

Net Assets — 100.0%		$ 3,246,774,183

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $31,260,446, representing 1.0% of its net assets as of period end, and an original cost of $19,426,516.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Capital Appreciation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund,
Institutional Class	$1,248,701	$386,598	(a)	$—		$—	$—	$1,635,299	1,635,299	$80,090		$—
SL Liquidity Series, LLC, Money
Market Series(b)	—	—		(3,536	)(a)	3,536	—	—	—	5,978	(c)	—

						$3,536	$—	$1,635,299		$86,068		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$65,911,340	$—	$—	$65,911,340
Automobiles	90,686,379	—	—	90,686,379
Broadline Retail	284,396,617	—	—	284,396,617
Capital Markets	165,317,557	—	—	165,317,557
Chemicals	33,875,315	—	—	33,875,315
Commercial Services & Supplies	39,859,150	—	—	39,859,150
Entertainment	78,819,315	—	—	78,819,315
Financial Services	200,574,400	—	—	200,574,400
Health Care Equipment & Supplies	115,558,681	—	—	115,558,681
Health Care Providers & Services	90,232,539	—	—	90,232,539
Hotels, Restaurants & Leisure	7,470,032	24,794,911	—	32,264,943
Interactive Media & Services	184,639,671	—	—	184,639,671
IT Services	48,860,873	—	—	48,860,873
Life Sciences Tools & Services	89,213,568	—	—	89,213,568
Oil, Gas & Consumable Fuels	35,622,711	—	—	35,622,711
Pharmaceuticals	119,722,589	—	—	119,722,589
Real Estate Management & Development	19,766,510	—	—	19,766,510
Semiconductors & Semiconductor Equipment	467,582,553	—	—	467,582,553
Software	699,025,178	—	—	699,025,178
Specialty Retail	25,465,039	—	—	25,465,039
Technology Hardware, Storage & Peripherals	290,702,329	—	—	290,702,329
Textiles, Apparel & Luxury Goods	—	41,633,476	—	41,633,476
Preferred Securities	—	—	31,260,446	31,260,446
Short-Term Securities
Money Market Funds	1,635,299	—	—	1,635,299

	$3,154,937,645	$66,428,387	$31,260,446	$3,252,626,478

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) November 30, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 23.7%
AbbVie, Inc.	2,069,520	$294,678,953
Abcam PLC, ADR(a)	1,059,945	25,406,882
Alnylam Pharmaceuticals, Inc.(a)	184,507	31,043,303
Amgen, Inc.	1,050,915	283,368,721
Argenx SE, ADR(a)	161,682	72,855,526
BeiGene Ltd., ADR(a)(b)	96,865	18,107,943
Biogen, Inc.(a)	596,508	139,630,593
BioMarin Pharmaceutical, Inc.(a)	642,970	58,561,708
Biomea Fusion, Inc.(a)	137,217	2,067,860
Blueprint Medicines Corp.(a)	400,250	27,873,410
Cabaletta Bio, Inc.(a)(b)	419,920	6,739,716
Cerevel Therapeutics Holdings, Inc.(a)	312,854	8,112,304
CureVac NV(a)(b)	310,911	1,678,919
Exact Sciences Corp.(a)	280,808	17,971,712
Frequency Therapeutics, Inc., CVR(a)	8,560	116
Genesis Therapeutics, Inc., Series B (Acquired 08/10/23, cost $4,207,998)(a)(c)(d)	823,870	4,209,976
Genmab A/S(a)	42,470	13,357,469
Genmab A/S, ADR(a)(b)	289,405	9,148,092
Gilead Sciences, Inc.	2,723,422	208,614,125
Immuneering Corp., Class A(a)(b)	264,380	1,734,333
Immunocore Holdings PLC, ADR(a)(b)	181,355	9,562,849
Incyte Corp.(a)	398,775	21,669,434
Ionis Pharmaceuticals, Inc.(a)	365,540	18,083,264
Kartos Therapeutics, Inc., Series C (Acquired 08/22/23, cost $6,974,988)(a)(c)(d)	1,233,856	6,971,286
Karuna Therapeutics, Inc.(a)(b)	38,125	7,289,881
Legend Biotech Corp., ADR(a)	465,786	28,329,105
Merus NV(a)	338,562	8,376,024
Mirati Therapeutics, Inc.(a)	228,510	12,967,943
Moderna, Inc.(a)	514,004	39,938,111
MoonLake Immunotherapeutics(a)(b)	144,884	6,361,856
Morphic Holding, Inc.(a)(b)	111,625	2,645,513
Neurocrine Biosciences, Inc.(a)	141,165	16,458,427
Nuvalent, Inc., Class A(a)	201,512	13,172,839
Prime Medicine, Inc.(a)(b)	360,982	2,620,729
Protagonist Therapeutics, Inc.(a)	403,935	7,355,656
PTC Therapeutics, Inc.(a)	287,575	6,619,977
Regeneron Pharmaceuticals, Inc.(a)	132,462	109,123,520
REVOLUTION Medicines, Inc.(a)(b)	260,118	6,068,553
Rhythm Pharmaceuticals, Inc.(a)(b)	690,347	23,078,300
Rocket Pharmaceuticals, Inc.(a)	266,176	6,209,886
Sarepta Therapeutics, Inc.(a)	526,617	42,803,430
Seagen, Inc.(a)	341,700	72,853,857
Tenaya Therapeutics, Inc.(a)	431,076	810,423
Ultragenyx Pharmaceutical, Inc.(a)	203,611	7,910,287
Vaxcyte, Inc.(a)	405,425	20,988,852
Vertex Pharmaceuticals, Inc.(a)	396,229	140,586,012
Viking Therapeutics, Inc.(a)	251,795	3,076,935
Xenon Pharmaceuticals, Inc.(a)	448,099	16,391,461

		1,883,486,071

Health Care Equipment & Supplies — 20.9%
Abbott Laboratories	2,298,783	239,740,079
ABIOMED INC, CVR(a)(c)	243,643	662,709
Alcon, Inc.	1,276,433	96,536,628
Align Technology, Inc.(a)	128,790	27,535,302
Baxter International, Inc.	857,481	30,937,914
Becton Dickinson & Co.	557,620	131,698,692
Boston Scientific Corp.(a)	6,262,123	349,990,054
Cooper Cos., Inc. (The)	197,962	66,697,357

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Dexcom, Inc.(a)	486,545	$56,205,678
Envista Holdings Corp.(a)(b)	322,825	7,324,899
GE HealthCare Technologies, Inc.(b)	610,150	41,770,869
IDEXX Laboratories, Inc.(a)(b)	109,065	50,804,658
Inspire Medical Systems, Inc.(a)	83,905	12,192,236
Intuitive Surgical, Inc.(a)	595,159	184,999,224
Masimo Corp.(a)	218,960	20,529,690
Medtronic PLC	1,139,497	90,327,927
Orchestra BioMed Holdings, Inc.(a)(b)	262,308	1,631,556
Penumbra, Inc.(a)	169,035	37,540,983
STERIS PLC	145,075	29,151,371
Stryker Corp.	600,360	177,904,679

		1,654,182,505

Health Care Providers & Services — 22.3%
Cencora, Inc.	884,445	179,869,580
Centene Corp.(a)	1,082,935	79,790,651
Cigna Group (The)	440,846	115,889,596
Elevance Health, Inc.	407,647	195,462,660
Guardant Health, Inc.(a)	219,046	5,513,388
HCA Healthcare, Inc.	315,226	78,957,808
Humana, Inc.	222,420	107,842,561
Laboratory Corp. of America Holdings	93,970	20,383,033
McKesson Corp.	367,850	173,095,496
Quest Diagnostics, Inc.	162,538	22,305,090
UnitedHealth Group, Inc.	1,420,784	785,650,928

		1,764,760,791

Life Sciences Tools & Services — 7.8%
10X Genomics, Inc., Class A(a)(b)	212,123	9,231,593
Agilent Technologies, Inc.	340,743	43,546,955
Avantor, Inc.(a)(b)	1,282,066	27,154,158
Bio-Techne Corp.	185,865	11,690,909
Danaher Corp.	1,086,677	242,665,841
IQVIA Holdings, Inc.(a)(b)	128,342	27,478,022
Mettler-Toledo International, Inc.(a)	14,110	15,407,132
Nautilus Biotechnology, Inc.(a)	308,716	848,969
QIAGEN NV(a)	506,921	20,864,868
Rapid Micro Biosystems, Inc., Class A(a)	377,456	441,624
Repligen Corp.(a)(b)	117,900	18,539,775
Thermo Fisher Scientific, Inc.	270,197	133,952,865
West Pharmaceutical Services, Inc.	201,490	70,674,632

		622,497,343

Pharmaceuticals — 20.5%
AstraZeneca PLC	246,769	31,760,750
Catalent, Inc.(a)	302,607	11,756,282
Daiichi Sankyo Co. Ltd.	504,500	13,670,511
Elanco Animal Health, Inc.(a)	1,398,355	16,472,622
Eli Lilly & Co.	1,252,586	740,328,429
Johnson & Johnson	1,013,858	156,803,278
Merck & Co., Inc.	3,204,144	328,360,677
Novo Nordisk A/S, Class B	956,675	97,738,372
Pfizer, Inc.	3,951,494	120,402,022
Sanofi SA	388,736	36,255,440
Structure Therapeutics, Inc. (Acquired 09/29/23,cost $6,024,914)(a)(d)	482,379	8,954,562
Structure Therapeutics, Inc., ADR(a)(b)	213,033	11,863,808
Zoetis, Inc., Class A	294,631	52,052,459

		1,626,419,212

Total Common Stocks — 95.2% (Cost: $4,694,176,948)		7,551,345,922

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Other Interests(a)(c)(d)(e)
Afferent Pharmaceuticals, Inc., Series C (Acquired 06/30/15, cost $0)	USD	3,421	$718,334
Affinivax Inc. (Acquired 08/19/22, cost $0)		123	1,648,298

Total Other Interests — 0.0% (Cost: $0)			2,366,632

	Shares

Preferred Securities

Preferred Stocks — 0.7%

Biotechnology — 0.3%
Adarx Pharmaceuticals, Inc., Series C (Acquired 08/02/23, cost $6,399,994)(a)(c)(d)		769,230	6,399,994
Cellarity, Inc., Series B (Acquired 01/15/21, cost $5,149,998)(a)(c)(d)		858,333	2,849,665
Goldfinch Bio, Inc., Series B (Acquired 06/26/20 - 03/21/22, cost $4,152,184)(a)(c)(d)		3,518,800	1,196,392
Laronde, Inc., Series B (Acquired 07/28/21, cost $10,822,560)(a)(c)(d)		386,520	10,822,560
Neurogene, Inc., Series B (Acquired 12/14/20 - 09/22/21, cost $5,099,600)(a)(c)(d)		2,090,000	2,319,900

			23,588,511

Health Care Equipment & Supplies — 0.1%
Exo Imaging, Inc., Series C (Acquired 06/24/21,cost $11,178,997)(a)(c)(d)		1,908,330	5,037,991
Swift Health Systems, Inc., Series D (Acquired 08/27/21, cost $5,271,070)(a)(c)(d)		1,700,345	1,411,287

			6,449,278

Health Care Providers & Services — 0.0%
Quanta Dialysis Technologies Ltd., Series D (Acquired 06/18/21, cost $9,727,321)(a)(c)(d)		80,024,425	5,354,422

Pharmaceuticals — 0.1%
Insitro, Series C (Acquired 03/10/21, cost $10,839,964)(a)(c)(d)		592,636	6,187,120

Software — 0.2%
Carbon Health Technologies, Inc. (Acquired 07/09/21, cost $16,855,000)(a)(c)(d)		1,670,499	13,647,977

Total Preferred Securities — 0.7% (Cost: $85,496,687)			55,227,308

Security	Shares	Value

Warrants(a)

Biotechnology — 0.0%
Nuvation Bio, Inc. (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 0.00)	77,354	$3,868

Health Care Providers & Services — 0.0%
CareMax, Inc. (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 07/16/25, Strike Price USD 0.00)(b)	88,432	2,697

Total Warrants — 0.0% (Cost: $306,235)		6,565

Total Long-Term Investments — 95.9% (Cost: $4,779,979,870)		7,608,946,427

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(f)(g)	313,146,239	313,146,239
SL Liquidity Series, LLC, Money Market Series, 5.56%(f)(g)(h)	58,834,212	58,857,746

Total Short-Term Securities — 4.7% (Cost: $371,965,352)		372,003,985

Total Investments — 100.6% (Cost: $5,151,945,222)		7,980,950,412
Liabilities in Excess of Other Assets — (0.6)%		(50,501,576)

Net Assets — 100.0%		$7,930,448,836

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $77,729,764, representing 1.0% of its net assets as of period end, and an original cost of $102,704,587.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Health Sciences Opportunities Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$211,473,753	$101,672,486	(a)	$—	$—	$—	$313,146,239	313,146,239	$4,641,903		$—
SL Liquidity Series, LLC, Money Market Series	47,521,743	11,310,032	(a)	—	20,603	5,368	58,857,746	58,834,212	425,410	(b)	—

					$20,603	$5,368	$372,003,985		$5,067,313		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	88,893,484	EUR	82,488,400	Goldman Sachs International	12/14/23	$(954,026)
USD	72,404,938	EUR	67,184,700	HSBC Bank PLC	12/14/23	(773,570)
USD	53,114,363	GBP	42,539,100	Standard Chartered Bank	12/14/23	(596,462)

						$(2,324,058)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,324,058	$—	$—	$2,324,058

For the period ended November 30 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(2,386,899)	$—	$—	$(2,386,899)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$94,083	$—	$—	$94,083

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Health Sciences Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$176,104,930

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$—	$2,324,058

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$2,324,058

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$2,324,058

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(d)
Goldman Sachs International	$954,026	$—	$—	$—	$954,026
HSBC Bank PLC	773,570	—	—	—	773,570
Standard Chartered Bank	596,462	—	—	—	596,462

	$2,324,058	$—	$—	$—	$2,324,058

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$1,858,947,224	$13,357,585	$11,181,262	$1,883,486,071
Health Care Equipment & Supplies	1,653,519,796	—	662,709	1,654,182,505
Health Care Providers & Services	1,764,760,791	—	—	1,764,760,791
Life Sciences Tools & Services	622,497,343	—	—	622,497,343
Pharmaceuticals	1,438,039,577	188,379,635	—	1,626,419,212
Other Interests	—	—	2,366,632	2,366,632
Preferred Securities	—	—	55,227,308	55,227,308
Warrants	6,565	—	—	6,565
Short-Term Securities
Money Market Funds	313,146,239	—	—	313,146,239

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Health Sciences Opportunities Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Unfunded Commitments(a)	$—	$—	$(1,108,365)	$(1,108,365)

	$7,650,917,535	$201,737,220	$68,329,546	7,920,984,301

Investments valued at NAV(b)				58,857,746

				$7,979,842,047

Derivative Financial Instruments(c)
Liabilities
Foreign Currency Exchange Contracts	$—	$(2,324,058)	$—	$(2,324,058)

(a)	Unfunded commitments are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2023	BlackRock Infrastructure Sustainable Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Commercial Services & Supplies — 1.0%
Smart Metering Systems PLC	10,666	$86,986

Construction & Engineering — 4.2%
Ferrovial SE	10,808	373,787

Diversified Telecommunication Services — 5.0%
Cellnex Telecom SA(a)	8,143	310,888
Infrastrutture Wireless Italiane SpA(a)	10,926	135,108

		445,996

Electric Utilities — 29.0%
EDP - Energias de Portugal SA	72,234	345,461
Enel SpA	52,125	368,359
Eversource Energy	2,265	134,564
Exelon Corp.	2,338	90,036
Hydro One Ltd.(a)	6,065	168,593
Orsted AS(a)	4,584	215,850
Portland General Electric Co.	5,043	207,065
SSE PLC	16,176	374,806
Terna - Rete Elettrica Nazionale	52,557	423,458
Xcel Energy, Inc.	4,146	252,243

		2,580,435

Ground Transportation — 4.8%
Canadian Pacific Kansas City Ltd.	2,526	181,853
CSX Corp.	5,037	162,695
West Japan Railway Co.	2,200	86,949

		431,497

Health Care REITs — 2.4%
Aedifica SA	1,446	90,537
Physicians Realty Trust	10,719	125,198

		215,735

Independent Power and Renewable Electricity Producers — 7.9%
Boralex, Inc., Class A	8,343	189,554
Clearway Energy, Inc., Class C	15,963	398,596
EDP Renovaveis SA	6,231	113,804

		701,954

IT Services — 1.6%
NEXTDC Ltd.(b)	16,351	140,405

Multi-Utilities — 6.9%
National Grid PLC	40,715	528,044
REN - Redes Energeticas Nacionais SGPS SA	31,694	84,122

		612,166

Security	Shares	Value

Office REITs — 1.5%
Alexandria Real Estate Equities, Inc.	1,234	$135,000

Specialized REITs — 12.6%
American Tower Corp.	1,540	321,521
Digital Realty Trust, Inc.	648	89,929
Equinix, Inc.	272	221,683
SBA Communications Corp.	1,978	488,487

		1,121,620

Transportation Infrastructure — 12.0%
Aena SME SA(a)	525	90,288
Aeroports de Paris SA	705	86,928
Enav SpA(a)	20,993	75,026
Flughafen Zurich AG, Registered Shares	425	90,063
Fraport AG Frankfurt Airport Services Worldwide(b)	3,188	182,348
Getlink SE	15,125	276,381
Salik Co. PJSC	110,325	96,129
Transurban Group	20,632	176,280

		1,073,443

Water Utilities — 5.2%
Severn Trent PLC	6,320	207,526
United Utilities Group PLC	18,866	259,971

		467,497

Total Long-Term Investments — 94.1% (Cost: $8,628,884)		8,386,521

Short-Term Securities

Money Market Funds — 5.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(c)(d)	440,923	440,923

Total Short-Term Securities — 5.0% (Cost: $440,923)		440,923

Total Investments — 99.1% (Cost: $9,069,807)		8,827,444

Other Assets Less Liabilities — 0.9%		82,054

Net Assets — 100.0%		$8,909,498

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$733,814	$—	$(292,891	)(a)	$—	$—	$440,923	440,923	$12,323		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(1	)(a)	1	—	—	—	12	(c)	—

					$1	$—	$440,923		$12,335		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Goldman Sachs Bank USA	(c)	08/19/26	$95,210	$3,562	(b)	$98,917	1.1%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(b)	Amount includes $(145) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(c)

Range:	26 basis points
Benchmarks:	Euro Short-Term Rate:
EUR 1 Day

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA, as of period end, termination date August 19, 2026:

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
EDP - Energias de Portugal SA	20,683	$98,917	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA		$98,917

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$3,562	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	$—	$—	$3,562	$—	$—	$—	$3,562

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$—	$—	$(16,173)	$—	$—	$—	$(16,173)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$—	$—	$10,325	$—	$—	$—	$10,325

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$93,862

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$3,562	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,562	$—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$3,562	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Infrastructure Sustainable Opportunities Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Goldman Sachs Bank USA	$3,562	$—	$—	$—	$3,562

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Commercial Services & Supplies	$86,986	$—	$—	$86,986
Construction & Engineering	—	373,787	—	373,787
Diversified Telecommunication Services	—	445,996	—	445,996
Electric Utilities	852,501	1,727,934	—	2,580,435
Ground Transportation	344,548	86,949	—	431,497
Health Care REITs	125,198	90,537	—	215,735
Independent Power and Renewable Electricity Producers	588,150	113,804	—	701,954
IT Services	—	140,405	—	140,405
Multi-Utilities	—	612,166	—	612,166
Office REITs	135,000	—	—	135,000
Specialized REITs	1,121,620	—	—	1,121,620
Transportation Infrastructure	96,129	977,314	—	1,073,443
Water Utilities	207,526	259,971	—	467,497
Short-Term Securities
Money Market Funds	440,923	—	—	440,923

	$3,998,581	$4,828,863	$—	$8,827,444

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$3,562	$—	$3,562

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 6.4%
Axon Enterprise, Inc.(a)(b)	1,076,251	$247,397,818
HEICO Corp.(b)	1,348,302	230,600,091
TransDigm Group, Inc.	263,206	253,433,161

		731,431,070

Automobiles — 2.4%
Ferrari NV	756,113	271,414,322

Beverages — 0.9%
Davide Campari-Milano NV	9,461,757	103,344,433

Capital Markets — 11.1%
Ares Management Corp., Class A	2,727,142	306,121,689
KKR & Co., Inc., Class A	4,561,044	345,909,577
MarketAxess Holdings, Inc.	44,234	10,621,468
MSCI, Inc., Class A	662,859	345,250,110
Tradeweb Markets, Inc., Class A	2,794,116	270,749,841

		1,278,652,685

Commercial Services & Supplies — 7.3%
Cintas Corp.	162,383	89,838,395
Copart, Inc.(a)	9,016,463	452,806,772
Rollins, Inc.	4,142,297	168,757,180
Waste Connections, Inc.	945,368	128,087,910

		839,490,257

Communications Equipment — 0.3%
Motorola Solutions, Inc.	104,761	33,824,184

Construction & Engineering — 0.9%
WillScot Mobile Mini Holdings Corp.(a)	2,550,246	106,396,263

Construction Materials — 1.4%
Vulcan Materials Co.	745,868	159,287,570

Distributors — 0.1%
Pool Corp.	39,515	13,724,350

Electronic Equipment, Instruments & Components — 1.6%
Teledyne Technologies, Inc.(a)(b)	468,133	188,638,874

Entertainment — 3.7%
Liberty Media Corp. - Liberty Formula One, Class C(a)	3,224,865	205,294,906
Live Nation Entertainment, Inc.(a)(b)	2,688,199	226,400,120

		431,695,026

Ground Transportation — 3.2%
Old Dominion Freight Line, Inc.	718,484	279,533,385
Saia, Inc.(a)(b)	235,976	92,122,671

		371,656,056

Health Care Equipment & Supplies — 7.7%
Alcon, Inc.	2,662,178	201,340,522
Align Technology, Inc.(a)	691,284	147,796,519
IDEXX Laboratories, Inc.(a)	503,062	234,336,341
STERIS PLC	823,779	165,530,152
Teleflex, Inc.(b)	588,330	132,780,198

		881,783,732

Hotels, Restaurants & Leisure — 3.1%
Evolution AB(c)	14,296	1,481,066
Planet Fitness, Inc., Class A(a)(b)	3,293,988	223,793,545
Vail Resorts, Inc.	598,486	130,056,993

		355,331,604

Interactive Media & Services — 0.2%
Match Group, Inc.(a)(b)	834,672	27,026,679

Security		Shares	Value

IT Services — 5.2%
Globant SA(a)		1,043,251	$230,349,821
MongoDB, Inc., Class A(a)(b)		662,478	275,418,604
VeriSign, Inc.(a)		447,846	95,032,921

			600,801,346

Life Sciences Tools & Services — 8.5%
Agilent Technologies, Inc.		110,063	14,066,052
Bio-Techne Corp.(b)		3,717,902	233,856,036
Charles River Laboratories International, Inc.(a)(b)		920,235	181,359,914
Mettler-Toledo International, Inc.(a)		9,510	10,384,254
Repligen Corp.(a)(b)		1,390,677	218,683,958
West Pharmaceutical Services, Inc.		909,195	318,909,238

			977,259,452

Machinery — 0.8%
IDEX Corp.		433,118	87,351,238

Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy, Inc.		1,589,821	289,585,895

Professional Services — 2.3%
Equifax, Inc.		1,243,672	270,759,831

Real Estate Management & Development — 2.8%
CoStar Group, Inc.(a)(b)		3,939,749	327,156,757

Semiconductors & Semiconductor Equipment — 8.3%
ASM International NV		500,064	256,839,393
Entegris, Inc.		2,721,392	284,113,325
Monolithic Power Systems, Inc.		569,156	312,307,280
ON Semiconductor Corp.(a)(b)		1,448,900	103,350,037

			956,610,035

Software — 14.5%
ANSYS, Inc.(a)		1,008,490	295,850,626
Aspen Technology, Inc.(a)(b)		985,941	185,613,253
Cadence Design Systems, Inc.(a)		1,015,041	277,380,254
Crowdstrike Holdings, Inc., Class A(a)		1,612,701	382,194,010
HubSpot, Inc.(a)		578,408	285,693,064
Roper Technologies, Inc.		397,968	214,206,276
Tyler Technologies, Inc.(a)		62,010	25,352,168

			1,666,289,651

Specialty Retail — 2.0%
Floor & Decor Holdings, Inc., Class A(a)(b)		2,451,300	224,808,723
Tractor Supply Co.		10,783	2,189,057

			226,997,780

Textiles, Apparel & Luxury Goods — 1.6%
Lululemon Athletica, Inc.(a)		247,146	110,424,833
On Holding AG, Class A(a)		2,584,276	74,969,846

			185,394,679

Trading Companies & Distributors — 1.2%
SiteOne Landscape Supply, Inc.(a)(b)		948,359	133,547,914

Total Common Stocks — 100.0%
(Cost: $8,341,523,567)			11,515,451,683

		Par (000)

Other Interests(a)(d)(e)
GCI Liberty, Inc., Class A	USD	1,529	15

Total Other Interests — 0.0% (Cost: $0)			15

Total Long-Term Investments — 100.0% (Cost: $8,341,523,567)			11,515,451,698

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(f)(g)	15,765,491	$15,765,491
SL Liquidity Series, LLC, Money Market Series, 5.56%(f)(g)(h)	400,343,774	400,503,912

Total Short-Term Securities — 3.6% (Cost: $416,029,094)		416,269,403

Total Investments — 103.6% (Cost: $8,757,552,661)		11,931,721,101

Liabilities in Excess of Other Assets — (3.6)%		(414,945,498)

Net Assets — 100.0%		$ 11,516,775,603

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$34,969,706	$—		$(19,204,215	)(a)	$—	$—	$15,765,491	15,765,491	$370,799		$—
SL Liquidity Series, LLC, Money Market Series	248,967,968	151,403,592	(a)	—		10,515	121,837	400,503,912	400,343,774	218,709	(b)	—

						$10,515	$121,837	$416,269,403		$589,508		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$731,431,070	$—	$—	$731,431,070
Automobiles	271,414,322	—	—	271,414,322
Beverages	—	103,344,433	—	103,344,433
Capital Markets	1,278,652,685	—	—	1,278,652,685
Commercial Services & Supplies	839,490,257	—	—	839,490,257
Communications Equipment	33,824,184	—	—	33,824,184
Construction & Engineering	106,396,263	—	—	106,396,263
Construction Materials	159,287,570	—	—	159,287,570
Distributors	13,724,350	—	—	13,724,350
Electronic Equipment, Instruments & Components	188,638,874	—	—	188,638,874
Entertainment	431,695,026	—	—	431,695,026
Ground Transportation	371,656,056	—	—	371,656,056
Health Care Equipment & Supplies	881,783,732	—	—	881,783,732
Hotels, Restaurants & Leisure	353,850,538	1,481,066	—	355,331,604
Interactive Media & Services	27,026,679	—	—	27,026,679
IT Services	600,801,346	—	—	600,801,346
Life Sciences Tools & Services	977,259,452	—	—	977,259,452
Machinery	87,351,238	—	—	87,351,238
Oil, Gas & Consumable Fuels	289,585,895	—	—	289,585,895
Professional Services	270,759,831	—	—	270,759,831
Real Estate Management & Development	327,156,757	—	—	327,156,757
Semiconductors & Semiconductor Equipment	699,770,642	256,839,393	—	956,610,035
Software	1,666,289,651	—	—	1,666,289,651
Specialty Retail	226,997,780	—	—	226,997,780
Textiles, Apparel & Luxury Goods	185,394,679	—	—	185,394,679
Trading Companies & Distributors	133,547,914	—	—	133,547,914
Other Interests	—	—	15	15
Short-Term Securities
Money Market Funds	15,765,491	—	—	15,765,491

	$11,169,552,282	$361,664,892	$15	11,531,217,189

Investments valued at NAV(a)				400,503,912

				$11,931,721,101

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) November 30, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 2.1%
Tesla, Inc.(a)	398,316	$95,627,705

Broadline Retail — 4.6%
Amazon.com, Inc.(a)	745,743	108,945,595
Coupang, Inc., Class A(a)	1,334,882	20,396,997
MercadoLibre, Inc.(a)	52,783	85,532,740

		214,875,332

Capital Markets — 0.7%
S&P Global, Inc.	79,421	33,025,634

Communications Equipment — 1.5%
Arista Networks, Inc.(a)	181,544	39,887,032
Motorola Solutions, Inc.	98,385	31,765,565

		71,652,597

Diversified Consumer Services — 0.0%
Think & Learn Private Ltd. (Acquired 09/30/20, cost $3,427,642)(a)(b)(c)	2,241	468,893

Electrical Equipment — 0.4%
NEXTracker, Inc., Class A(a)	520,857	21,167,629

Electronic Equipment, Instruments & Components — 0.7%
Flex Ltd.(a)	1,239,000	31,532,550

Entertainment — 3.3%
Netflix, Inc.(a)	69,785	33,075,996
Nintendo Co. Ltd.	458,800	21,385,780
Spotify Technology SA(a)	212,902	39,410,289
Take-Two Interactive Software, Inc.(a)	161,570	25,560,374
Warner Music Group Corp., Class A	966,652	32,005,848

		151,438,287

Financial Services — 5.1%
Mastercard, Inc., Class A	290,735	120,314,865
Visa, Inc., Class A	402,067	103,202,557
Wise PLC, Class A(a)	1,516,708	15,003,950

		238,521,372

Ground Transportation — 1.0%
Uber Technologies, Inc.(a)	829,414	46,762,361

Household Durables — 0.6%
Sony Group Corp.	319,300	27,456,938

Interactive Media & Services — 5.0%
Alphabet, Inc., Class A(a)	803,740	106,519,662
Meta Platforms, Inc., Class A(a)	381,990	124,968,029

		231,487,691

IT Services — 3.0%
Farmer’s Business Network, Inc.(a)(b)	194,200	844,770
Fujitsu Ltd.	127,000	18,082,989
Klarna Holdings AB (Acquired 09/15/20, cost $11,017,172)(a)(b)(c)	25,600	5,936,654
MongoDB, Inc., Class A(a)(d)	154,828	64,368,193
Shopify, Inc., Class A(a)(d)	424,730	30,928,838
Snowflake, Inc., Class A(a)	93,578	17,562,719

		137,724,163

Professional Services — 1.6%
RELX PLC	1,068,873	41,133,256
Thomson Reuters Corp.	238,526	33,324,558

		74,457,814

Semiconductors & Semiconductor Equipment — 26.6%
Advanced Micro Devices, Inc.(a)	851,855	103,210,752
Applied Materials, Inc.	134,830	20,194,837

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
ARM Holdings PLC, ADR(a)(d)	478,242	$29,411,883
ASM International NV	89,480	45,958,095
ASML Holding NV	165,388	112,716,330
Broadcom, Inc.	134,803	124,791,181
Lam Research Corp.	105,997	75,885,372
Marvell Technology, Inc.	1,088,794	60,678,490
Micron Technology, Inc.	796,999	60,667,564
Monolithic Power Systems, Inc.	95,508	52,407,150
NVIDIA Corp.	783,066	366,239,968
QUALCOMM, Inc.	143,105	18,467,700
Renesas Electronics Corp.(a)	816,900	14,237,718
SOITEC(a)	328,849	59,659,000
STMicroelectronics NV	594,007	28,197,100
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	308,546	30,024,611
Wolfspeed, Inc.(a)	896,379	33,040,530

		1,235,788,281

Software — 30.9%
Adobe, Inc.(a)	73,565	44,948,951
Altium Ltd.	1,532,415	45,463,217
ANSYS, Inc.(a)	116,793	34,262,394
Aspen Technology, Inc.(a)(d)	112,991	21,271,686
Autodesk, Inc.(a)	114,433	24,995,600
Cadence Design Systems, Inc.(a)	614,542	167,935,892
Constellation Software, Inc.	22,107	51,926,483
Crowdstrike Holdings, Inc., Class A(a)	195,324	46,289,835
Databricks, Inc. (Acquired 07/24/20 - 09/02/20, cost $5,122,891)(a)(b)(c)	319,983	23,518,751
Fair Isaac Corp.(a)(d)	74,842	81,398,159
Intuit, Inc.	156,855	89,636,358
Microsoft Corp.	1,268,225	480,543,135
Oracle Corp.	856,532	99,537,584
Palo Alto Networks, Inc.(a)(d)	129,084	38,091,398
Salesforce, Inc.(a)	260,796	65,694,512
SAP SE	212,888	33,864,226
ServiceNow, Inc.(a)(d)	85,065	58,332,473
Unqork, Inc. (Acquired 03/05/21, cost $4,093,769)(a)(b)(c)	149,520	705,734
Xero Ltd.(a)	384,816	26,236,465

		1,434,652,853

Specialty Retail — 0.0%
AceVector Ltd. (Acquired 05/07/14 - 10/29/14, cost $1,414,399)(a)(b)(c)	304,000	180,883

Technology Hardware, Storage & Peripherals — 10.8%
Apple Inc.	2,319,932	440,671,083
Quanta Computer, Inc.	4,215,000	27,284,347
Samsung Electronics Co. Ltd.	608,509	34,312,446

		502,267,876

Total Common Stocks — 97.9% (Cost: $2,388,994,849)		4,549,088,859

Preferred Securities

Preferred Stocks — 2.2%

Diversified Consumer Services — 0.1%
FlixMobility GmbH, Series F (Acquired 07/26/19, cost $2,490,608)(a)(b)(c)	125	3,586,559
Think & Learn Private Ltd., Series F (Acquired 09/30/20, cost $6,867,746)(a)(b)(c)	2,371	496,093

		4,082,652

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services — 0.8%
Bytedance Ltd., Series E-1 (Acquired 11/11/20, cost $22,196,442)(a)(b)(c)	202,570	$35,717,710

Semiconductors & Semiconductor Equipment — 0.3%
PsiQuantum Corp., Series C (Acquired 09/09/19, cost $2,698,453)(a)(b)(c)	581,814	13,928,627

Software — 1.0%
Databricks, Inc.
Series F, 0.00% (Acquired 10/22/19, cost $3,700,005)(a)(b)(c)	258,450	18,996,075
Series G, 0.00% (Acquired 02/01/21, cost $12,500,003)(a)(b)(c)	211,425	15,539,738
SambaNova Systems, Inc., Series C (Acquired 02/20/20, cost $9,804,574)(a)(b)(c)	184,153	11,763,694
Unqork, Inc.
Series A, 0.00% (Acquired 03/05/21, cost $194,941)(a)(b)(c)	7,120	35,742
Series B, 0.00% (Acquired 03/05/21, cost $314,316)(a)(b)(c)	11,480	64,173
Series C, 0.00% (Acquired 09/18/20, cost $8,323,340)(a)(b)(c)	304,000	2,149,280
Series Seed, 0.00% (Acquired 03/05/21, cost $489,544)(a)(b)(c)	17,880	85,645
Series Seed A, 0.00% (Acquired 03/05/21, cost $180,704)(a)(b)(c)	6,600	31,482

		48,665,829

Total Preferred Securities — 2.2% (Cost: $69,762,327)		102,394,818

Warrants(a)(b)

Software — 0.0%
Constellation Software, Inc. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 0.00)	22,107	—

Total Warrants — 0.0% (Cost: $0)		—

Total Long-Term Investments — 100.1% (Cost: $2,458,757,176)		4,651,483,677

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.3%
SL Liquidity Series, LLC, Money Market Series, 5.56%(e)(f)(g)	58,980,638	$59,004,230

Total Short-Term Securities — 1.3% (Cost: $58,994,550)		59,004,230

Total Investments — 101.4% (Cost: $2,517,751,726)		4,710,487,907
Liabilities in Excess of Other Assets — (1.4)%		(63,893,143)

Net Assets — 100.0%		$4,646,594,764

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $133,205,733, representing 2.9% of its net assets as of period end, and an original cost of $94,838,200.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Technology Opportunities Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares Held at 11/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund(a)	$37,081,328	$—	$(37,081,328	)(b)	$—	$—	$—	—	$466,562		$—
SL Liquidity Series, LLC, Money Market Series	148,567,014	—	(89,577,084	)(b)	32,367	(18,067)	59,004,230	58,980,638	51,996	(c)	—

					$32,367	$(18,067)	$59,004,230		$518,558		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$95,627,705	$—	$—	$ 95,627,705
Broadline Retail	214,875,332	—	—	214,875,332
Capital Markets	33,025,634	—	—	33,025,634
Communications Equipment	71,652,597	—	—	71,652,597
Diversified Consumer Services	—	—	468,893	468,893
Electrical Equipment	21,167,629	—	—	21,167,629
Electronic Equipment, Instruments & Components	31,532,550	—	—	31,532,550
Entertainment	130,052,507	21,385,780	—	151,438,287
Financial Services	223,517,422	15,003,950	—	238,521,372
Ground Transportation	46,762,361	—	—	46,762,361
Household Durables	—	27,456,938	—	27,456,938
Interactive Media & Services	231,487,691	—	—	231,487,691
IT Services	112,859,750	18,082,989	6,781,424	137,724,163
Professional Services	33,324,558	41,133,256	—	74,457,814
Semiconductors & Semiconductor Equipment	975,020,038	260,768,243	—	1,235,788,281
Software	1,304,864,460	105,563,908	24,224,485	1,434,652,853
Specialty Retail	—	—	180,883	180,883
Technology Hardware, Storage & Peripherals	440,671,083	61,596,793	—	502,267,876
Preferred Securities	—	—	102,394,818	102,394,818
Warrants	—	—	—	—

	$3,966,441,317	$550,991,857	$134,050,503	4,651,483,677

Investments valued at NAV(a)				59,004,230

				$ 4,710,487,907

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Technology Opportunities Fund

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants		Total
Assets
Opening Balance, as of May 31, 2023	$27,801,094	$103,069,338		$—	$130,870,432
Transfers into Level 3	—	—		—	—
Transfers out of Level 3	—	—		—	—
Accrued discounts/premiums	—	—		—	—
Net realized gain (loss)	—	—		—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(2,565,001)	5,745,072		—(c)	3,180,071
Purchases	6,419,592	—		—	6,419,592
Sales	—	(6,419,592)		—	(6,419,592)

Closing Balance, as of November 30, 2023	$31,655,685	$102,394,818	$	—(c)	$134,050,503

Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2023(b)	$(2,565,001)	$7,176,985	$	—(c)	$4,611,984

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2023, is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Rounds to less than $1.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$31,655,685	Market	Revenue Multiple	1.00x - 27.59x	11.22x
			Volatility	70%	—
			Time to Exit	3.0 years	—
Preferred Stocks	102,394,818	Market	Revenue Multiple	1.00x - 27.59x	14.48x
			Volatility	50% - 70%	53%
			Time to Exit	3.0 - 4.0 years	3.9 years
			Market Adjustment Multiple	1.20x	—

	$134,050,503

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	33

Statements of Assets and Liabilities (unaudited)

November 30, 2023

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,250,991,179	$7,608,946,427	$8,386,521
Investments, at value — affiliated(c)	1,635,299	372,003,985	440,923
Cash	3,930	—	—
Foreign currency, at value(d)	—	—	100,737
Receivables:
Investments sold	—	64,383,172	104,712
Securities lending income — affiliated	1,189	22,872	—
Capital shares sold	1,193,307	3,717,367	—
Dividends — unaffiliated	1,617,688	9,928,952	37,892
Dividends — affiliated	10,279	1,445,830	1,669
From the Manager	—	—	17,115
Unrealized appreciation on OTC swaps	—	—	3,562
Prepaid expenses	27,436	114,828	32,026

Total assets	3,255,480,307	8,060,563,433	9,125,157

LIABILITIES
Collateral on securities loaned	—	58,830,898	—
Payables:
Investments purchased	—	45,230,636	104,450
Accounting services fees	90,159	205,321	15,461
Administration fees	—	353,384	—
Capital shares redeemed	5,735,372	14,457,159	—
Investment advisory fees	1,611,886	4,306,105	—
Directors’ and Officer’s fees	8,215	21,307	2,216
Other accrued expenses	208,800	72,716	3,602
Printing fees	16,571	26,757	16,756
Professional fees	69,252	114,026	73,140
Service and distribution fees	417,408	927,907	34
Transfer agent fees	548,461	2,135,958	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	2,324,058	—
Unfunded commitments	—	1,108,365	—

Total liabilities	8,706,124	130,114,597	215,659

Commitments and contingent liabilities

NET ASSETS	$3,246,774,183	$7,930,448,836	$8,909,498

NET ASSETS CONSIST OF:
Paid-in capital	$1,484,068,122	$4,949,649,414	$10,059,838
Accumulated earnings (loss)	1,762,706,061	2,980,799,422	(1,150,340)

NET ASSETS	$3,246,774,183	$7,930,448,836	$8,909,498

(a) Investments, at cost — unaffiliated	$1,565,908,747	$4,779,979,870	$8,628,884
(b) Securities loaned, at value	$—	$58,419,090	$—
(c) Investments, at cost — affiliated	$1,635,299	$371,965,352	$440,923
(d) Foreign currency, at cost	$—	$—	$100,279

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Capital Appreciation Fund, Inc.		BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

NET ASSET VALUE

Institutional
Net assets		$714,737,760	$4,143,312,308		$98,006

Shares outstanding		19,998,360	60,619,018		11,143

Net asset value		$35.74	$68.35		$8.80

Shares authorized		300 million	Unlimited		Unlimited

Par value		$0.10	$0.001		$0.001

Service
Net assets	$	N/A	$30,893,695	$	N/A

Shares outstanding		N/A	481,504		N/A

Net asset value	$	N/A	$64.16	$	N/A

Shares authorized		N/A	Unlimited		N/A

Par value	$	N/A	$0.001	$	N/A

Investor A
Net assets		$1,879,798,458	$2,742,400,436		$184,727

Shares outstanding		60,241,666	42,957,866		21,034

Net asset value		$31.20	$63.84		$8.78

Shares authorized		300 million	Unlimited		Unlimited

Par value		$0.10	$0.001		$0.001

Investor C
Net assets		$38,198,274	$333,046,809	$	N/A

Shares outstanding		2,229,791	6,348,856		N/A

Net asset value		$17.13	$52.46	$	N/A

Shares authorized		300 million	Unlimited		N/A

Par value		$0.10	$0.001	$	N/A

Class K
Net assets		$589,248,285	$447,232,206		$8,626,765

Shares outstanding		16,278,342	6,529,351		980,620

Net asset value		$36.20	$68.50		$8.80

Shares authorized		300 million	Unlimited		Unlimited

Par value		$0.10	$0.001		$0.001

Class R
Net assets		$24,791,406	$233,563,382	$	N/A

Shares outstanding		1,120,821	3,784,200		N/A

Net asset value		$22.12	$61.72	$	N/A

Shares authorized		500 million	Unlimited		N/A

Par value		$0.10	$0.001	$	N/A

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$11,515,451,698	$4,651,483,677
Investments, at value — affiliated(c)	416,269,403	59,004,230
Foreign currency, at value(d)	—	4,625
Receivables:
Investments sold	24,524,490	2,042,778
Securities lending income — affiliated	61,556	8,019
Capital shares sold	16,184,368	5,759,829
Dividends — unaffiliated	3,920,278	1,926,674
Dividends — affiliated	35,536	17,075
From the Manager	183,702	70,313
Prepaid expenses	136,514	96,561

Total assets	11,976,767,545	4,720,413,781

LIABILITIES
Collateral on securities loaned	400,513,804	59,165,797
Payables:
Investments purchased	22,318,377	—
Accounting services fees	283,932	120,273
Administration fees	378,234	138,441
Capital shares redeemed	27,526,093	9,176,627
Investment advisory fees	5,703,589	2,848,457
Directors’ and Officer’s fees	23,202	9,249
Other accrued expenses	49,084	244,677
Printing fees	29,115	24,586
Professional fees	107,938	148,510
Service and distribution fees	515,496	572,177
Transfer agent fees	2,543,078	1,370,223

Total liabilities	459,991,942	73,819,017

Commitments and contingent liabilities

NET ASSETS	$11,516,775,603	$4,646,594,764

NET ASSETS CONSIST OF:
Paid-in capital	$10,692,192,342	$3,137,863,609
Accumulated earnings	824,583,261	1,508,731,155

NET ASSETS	$11,516,775,603	$4,646,594,764

(a) Investments, at cost — unaffiliated	$8,341,523,567	$2,458,757,176
(b) Securities loaned, at value	$391,835,218	$57,642,998
(c) Investments, at cost — affiliated	$416,029,094	$58,994,550
(d) Foreign currency, at cost	$—	$5,274

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

November 30, 2023

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

NET ASSET VALUE
Institutional
Net assets	$5,199,993,412	$2,405,811,934

Shares outstanding	145,691,062	44,919,821

Net asset value	$35.69	$53.56

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Service
Net assets	$61,884,658	$47,996,080

Shares outstanding	1,947,267	963,538

Net asset value	$31.78	$49.81

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$1,609,750,528	$1,702,256,246

Shares outstanding	53,161,281	35,030,130

Net asset value	$30.28	$48.59

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$190,583,357	$262,850,503

Shares outstanding	8,502,904	6,808,425

Net asset value	$22.41	$38.61

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$4,362,853,957	$190,425,622

Shares outstanding	121,579,772	3,547,308

Net asset value	$35.88	$53.68

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class R
Net assets	$91,709,691	$37,254,379

Shares outstanding	3,115,951	766,278

Net asset value	$29.43	$48.62

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Operations (unaudited)

Six Months Ended November 30, 2023

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$11,066,291	$47,928,216	$155,227
Dividends — affiliated	80,090	4,641,903	12,323
Securities lending income — affiliated — net	5,978	425,410	12
Foreign taxes withheld	(80,128)	(408,300)	(8,028)

Total investment income	11,072,231	52,587,229	159,534

EXPENSES
Investment advisory	9,940,456	27,896,402	34,809
Service and distribution — class specific	2,511,699	6,061,794	200
Transfer agent — class specific	1,381,292	4,046,886	657
Registration	120,873	98,332	31,306
Accounting services	106,196	245,993	18,538
Custodian	51,083	83,737	4,665
Professional	20,631	61,975	75,331
Printing and postage	16,635	26,926	20,448
Directors and Officer	15,578	34,928	3,385
Administration	—	1,444,820	1,849
Administration — class specific	—	831,918	870
Miscellaneous	233,417	88,641	4,225

Total expenses excluding interest expense	14,397,860	40,922,352	196,283
Interest expense	—	729	4

Total expenses	14,397,860	40,923,081	196,287
Less:
Administration fees waived	—	—	(1,849)
Administration fees waived by the Manager — class specific	—	—	(870)
Fees waived and/or reimbursed by the Manager	(1,160)	(66,885)	(151,312)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	—	—	(593)

Total expenses after fees waived and/or reimbursed	14,396,700	40,856,196	41,663

Net investment income (loss)	(3,324,469)	11,731,033	117,871

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	92,463,864	165,848,940	(250,986)
Investments — affiliated	3,536	20,603	1
Forward foreign currency exchange contracts	—	(2,386,899)	—
Foreign currency transactions	(2,161)	(115,292)	329
Swaps	—	—	(16,173)

	92,465,239	163,367,352	(266,829)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended November 30, 2023

	BlackRock Capital Appreciation Fund, Inc.	BlackRock Health Sciences Opportunities Portfolio	BlackRock Infrastructure Sustainable Opportunities Fund
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$336,741,646	$(33,112,048)	$(11,230)
Investments — affiliated	—	5,368	—
Forward foreign currency exchange contracts	—	94,083	—
Foreign currency translations	2,531	132,252	1,274
Swaps	—	—	10,325
Unfunded commitments	—	(1,108,365)	—

	336,744,177	(33,988,710)	369

Net realized and unrealized gain (loss)	429,209,416	129,378,642	(266,460)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$425,884,947	$141,109,675	$(148,589)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations (unaudited) (continued)

Six Months Ended November 30, 2023

	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$32,677,573	$10,158,144
Dividends — affiliated	370,799	466,562
Securities lending income — affiliated — net	218,709	51,996
Foreign taxes withheld	(68,843)	(320,525)

Total investment income	33,198,238	10,356,177

EXPENSES
Investment advisory	36,484,514	17,307,624
Transfer agent — class specific	6,131,582	2,607,174
Service and distribution — class specific	3,325,313	3,497,380
Administration	1,980,619	823,139
Administration — class specific	1,161,812	449,113
Accounting services	336,261	141,225
Custodian	277,885	54,641
Registration	195,304	138,028
Professional	48,119	60,475
Directors and Officer	44,879	19,088
Printing and postage	41,743	28,473
Miscellaneous	42,806	36,623

Total expenses excluding interest expense	50,070,837	25,162,983
Interest expense	—	132

Total expenses	50,070,837	25,163,115
Less:
Administration fees waived by the Manager — class specific	(729,141)	(431,037)
Fees waived and/or reimbursed by the Manager	(5,423)	(6,911)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(1,460,372)	(642,160)

Total expenses after fees waived and/or reimbursed	47,875,901	24,083,007

Net investment loss	(14,677,663)	(13,726,830)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,249,908)	59,216,593
Investments — affiliated	10,515	32,367
Foreign currency transactions	(147,559)	139,166

	(14,386,952)	59,388,126

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,000,822,858	467,361,305
Investments — affiliated	121,837	(18,067)
Foreign currency translations	46,539	9,922

	1,000,991,234	467,353,160

Net realized and unrealized gain	986,604,282	526,741,286

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$971,926,619	$513,014,456

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Capital Appreciation Fund, Inc.		BlackRock Health Sciences Opportunities Portfolio
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(3,324,469)	$(4,530,704)	$11,731,033	$30,828,045
Net realized gain	92,465,239	110,626,983	163,367,352	353,953,705
Net change in unrealized appreciation (depreciation)	336,744,177	44,745,953	(33,988,710)	(204,225,469)

Net increase in net assets resulting from operations	425,884,947	150,842,232	141,109,675	180,556,281

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,825,340)	(60,013,923)	(85,481,994)	(349,006,342)
Service	—	—	(677,165)	(2,578,561)
Investor A	(32,101,332)	(137,177,573)	(58,863,655)	(224,765,771)
Investor C	(1,309,811)	(5,779,913)	(9,720,375)	(43,035,902)
Class K	(10,479,396)	(42,620,608)	(8,871,925)	(31,126,901)
Class R	(624,211)	(2,479,998)	(5,111,805)	(18,314,016)

Decrease in net assets resulting from distributions to shareholders	(55,340,090)	(248,072,015)	(168,726,919)	(668,827,493)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(235,879,616)	(324,095,316)	(511,184,926)	(536,587,817)

NET ASSETS
Total increase (decrease) in net assets	134,665,241	(421,325,099)	(538,802,170)	(1,024,859,029)
Beginning of period	3,112,108,942	3,533,434,041	8,469,251,006	9,494,110,035

End of period	$3,246,774,183	$3,112,108,942	$7,930,448,836	$8,469,251,006

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets  (continued)

	BlackRock Infrastructure Sustainable Opportunities Fund			BlackRock Mid-Cap Growth Equity Portfolio
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$117,871	$146,746	$(14,677,663)	$(34,115,341)
Net realized loss	(266,829)	(697,724)	(14,386,952)	(1,145,834,520)
Net change in unrealized appreciation (depreciation)	369	5,508	1,000,991,234	1,071,226,878

Net increase (decrease) in net assets resulting from operations	(148,589)	(545,470)	971,926,619	(108,722,983)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,083)	(4,103)	—	—
Investor A	(1,539)	(3,968)	—	—
Class K	(95,768)	(378,721)	—	—

Decrease in net assets resulting from distributions to shareholders	(98,390)	(386,792)	—	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	32,095	64,099	(943,729,601)	(2,206,262,520)

NET ASSETS
Total increase (decrease) in net assets	(214,884)	(868,163)	28,197,018	(2,314,985,503)
Beginning of period	9,124,382	9,992,545	11,488,578,585	13,803,564,088

End of period	$8,909,498	$9,124,382	$11,516,775,603	$11,488,578,585

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	BlackRock Technology Opportunities Fund
	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(13,726,830)	$(19,097,180)
Net realized gain (loss)	59,388,126	(264,055,854)
Net change in unrealized appreciation (depreciation)	467,353,160	408,231,300

Net increase in net assets resulting from operations	513,014,456	125,078,266

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(255,480,167)	(893,403,112)

NET ASSETS
Total increase (decrease) in net assets	257,534,289	(768,324,846)
Beginning of period	4,389,060,475	5,157,385,321

End of period	$4,646,594,764	$4,389,060,475

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$31.69		$31.98	$43.32	$38.32		$30.52	$33.72	$29.08

Net investment income (loss)(a)	(0.01)		0.00 (b)	(0.09)	(0.06)		(0.07)	(0.05)	0.00	(b)(c)
Net realized and unrealized gain (loss)	4.58		1.82	(6.14)	7.06		10.81	0.23	7.97

Net increase (decrease) from investment operations	4.57		1.82	(6.23)	7.00		10.74	0.18	7.97

Distributions from net realized gain(d)	(0.52)		(2.11)	(5.11)	(2.00)		(2.94)	(3.38)	(3.33)

Net asset value, end of period	$35.74		$31.69	$31.98	$43.32		$38.32	$30.52	$33.72

Total Return(e)
Based on net asset value	14.53	%(f)	6.81%	(17.30)%	18.72	%(f)	38.17%	1.77%	30.19%

Ratios to Average Net Assets(g)
Total expenses	0.76	%(h)	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Total expenses after fees waived and/or reimbursed	0.76	%(h)	0.73%	0.70%	0.72	%(h)	0.75%	0.75%	0.76%

Net investment income (loss)	(0.07	)%(h)	0.01%	(0.21)%	(0.21	)%(h)	(0.22)%	(0.17)%	0.01	%(c)

Supplemental Data
Net assets, end of period (000)	$714,738		$678,965	$943,275	$1,072,833		$911,484	$644,983	$600,032

Portfolio turnover rate	9%		43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.77		$28.38	$39.00	$34.74		$27.99	$31.25	$27.16

Net investment loss(a)	(0.05)		(0.07)	(0.18)	(0.11)		(0.14)	(0.12)	(0.08	)(b)
Net realized and unrealized gain (loss)	4.00		1.57	(5.39)	6.37		9.83	0.18	7.41

Net increase (decrease) from investment operations	3.95		1.50	(5.57)	6.26		9.69	0.06	7.33

Distributions from net realized gain(c)	(0.52)		(2.11)	(5.05)	(2.00)		(2.94)	(3.32)	(3.24)

Net asset value, end of period	$31.20		$27.77	$28.38	$39.00		$34.74	$27.99	$31.25

Total Return(d)
Based on net asset value	14.34	%(e)	6.53%	(17.51)%	18.51	%(e)	37.84%	1.48%	29.85%

Ratios to Average Net Assets(f)
Total expenses	1.01	%(g)	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Total expenses after fees waived and/or reimbursed	1.01	%(g)	1.00%	0.97%	0.97	%(g)	1.01%	1.01%	1.04%

Net investment loss	(0.31	)%(g)	(0.27)%	(0.48)%	(0.46	)%(g)	(0.48)%	(0.43)%	(0.28	)%(b)

Supplemental Data
Net assets, end of period (000)	$1,879,798		$1,723,973	$1,871,340	$2,551,211		$2,195,906	$1,692,630	$1,751,581

Portfolio turnover rate	9%		43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$15.52		$17.01	$25.27	$23.27		$19.81	$23.29	$20.88

Net investment loss(a)	(0.09)		(0.16)	(0.29)	(0.20)		(0.25)	(0.24)	(0.23	)(b)
Net realized and unrealized gain (loss)	2.22		0.78	(3.05)	4.20		6.65	0.04	5.56

Net increase (decrease) from investment operations	2.13		0.62	(3.34)	4.00		6.40	(0.20)	5.33

Distributions from net realized gain(c)	(0.52)		(2.11)	(4.92)	(2.00)		(2.94)	(3.28)	(2.92)

Net asset value, end of period	$17.13		$15.52	$17.01	$25.27		$23.27	$19.81	$23.29

Total Return(d)
Based on net asset value	13.92	%(e)	5.62%	(18.18)%	17.89	%(e)	36.73%	0.72%	28.77%

Ratios to Average Net Assets(f)
Total expenses	1.85	%(g)	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Total expenses after fees waived and/or reimbursed	1.85	%(g)	1.84%	1.76%	1.77	%(g)	1.79%	1.81%	1.84%

Net investment loss	(1.17	)%(g)	(1.11)%	(1.28)%	(1.27	)%(g)	(1.26)%	(1.23)%	(1.09	)%(b)

Supplemental Data
Net assets, end of period (000)	$38,198		$39,581	$48,332	$72,075		$89,336	$195,908	$276,097

Portfolio turnover rate	9%		43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.08		$32.32	$43.71	$38.63		$30.71	$33.91	$29.24

Net investment income (loss)(a)	0.00	(b)	0.02	(0.06)	(0.03)		(0.04)	(0.02)	0.04	(c)
Net realized and unrealized gain (loss)	4.64		1.85	(6.20)	7.11		10.90	0.23	8.01

Net increase (decrease) from investment operations	4.64		1.87	(6.26)	7.08		10.86	0.21	8.05

Distributions from net realized gain(d)	(0.52)		(2.11)	(5.13)	(2.00)		(2.94)	(3.41)	(3.38)

Net asset value, end of period	$36.20		$32.08	$32.32	$43.71		$38.63	$30.71	$33.91

Total Return(e)
Based on net asset value	14.57	%(f)	6.90%	(17.22)%	18.78	%(f)	38.33%	1.86%	30.36%

Ratios to Average Net Assets(g)
Total expenses	0.66	%(h)	0.65%	0.64%	0.63	%(h)	0.64%	0.65%	0.65%

Total expenses after fees waived and/or reimbursed	0.66	%(h)	0.65%	0.63%	0.63	%(h)	0.64%	0.64%	0.65%

Net investment income (loss)	0.01	%(h)	0.08%	(0.15)%	(0.13	)%(h)	(0.11)%	(0.06)%	0.14	%(c)

Supplemental Data
Net assets, end of period (000)	$589,248		$645,860	$646,115	$845,106		$682,107	$552,523	$568,169

Portfolio turnover rate	9%		43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation Fund, Inc. (continued)

	Class R
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$19.86		$21.02	$30.12	$27.30		$22.65	$26.00	$23.12

Net investment loss(a)	(0.07)		(0.11)	(0.23)	(0.15)		(0.17)	(0.16)	(0.13	)(b)
Net realized and unrealized gain (loss)	2.85		1.06	(3.88)	4.97		7.76	0.09	6.19

Net increase (decrease) from investment operations	2.78		0.95	(4.11)	4.82		7.59	(0.07)	6.06

Distributions from net realized gain(c)	(0.52)		(2.11)	(4.99)	(2.00)		(2.94)	(3.28)	(3.18)

Net asset value, end of period	$22.12		$19.86	$21.02	$30.12		$27.30	$22.65	$26.00

Total Return(d)
Based on net asset value	14.16	%(e)	6.17%	(17.82)%	18.26	%(e)	37.45%	1.19%	29.49%

Ratios to Average Net Assets(f)
Total expenses	1.36	%(g)	1.37%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.36	%(g)	1.36%	1.33%	1.30	%(g)	1.28%	1.29%	1.30%

Net investment loss	(0.66	)%(g)	(0.63)%	(0.85)%	(0.80	)%(g)	(0.75)%	(0.71)%	(0.54	)%(b)

Supplemental Data
Net assets, end of period (000)	$24,791		$23,731	$24,371	$36,933		$37,741	$54,828	$84,484

Portfolio turnover rate	9%		43%	55%	25%		42%	48%	42%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $ 0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$68.47		$72.10	$81.77		$75.37		$61.55		$67.67	$57.28

Net investment income(a)	0.15		0.34	0.24		0.13		0.19		0.28	0.24
Net realized and unrealized gain (loss)	1.07		1.07	(2.75)		9.66		16.26		(1.64)	12.18

Net increase (decrease) from investment operations	1.22		1.41	(2.51)		9.79		16.45		(1.36)	12.42

Distributions(b)
From net investment income	—		(0.38)	(0.16)		(0.13)		(0.32)		(0.23)	(0.02)
From net realized gain	(1.34)		(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(1.34)		(5.04)	(7.16)		(3.39)		(2.63)		(4.76)	(2.03)

Net asset value, end of period	$68.35		$68.47	$72.10		$81.77		$75.37		$61.55	$67.67

Total Return(c)
Based on net asset value	1.73	%(d)	2.25%	(3.55	)%(e)	13.37	%(d)	27.34	%(f)	(1.84)%	22.47%

Ratios to Average Net Assets(g)
Total expenses	0.84	%(h)	0.84%	0.85%		0.84	%(h)	0.85%		0.85%	0.87%

Total expenses after fees waived and/or reimbursed	0.84	%(h)	0.84%	0.85%		0.84	%(h)	0.85%		0.84%	0.86%

Net investment income	0.43	%(h)	0.49%	0.31%		0.24	%(h)	0.28%		0.45%	0.40%

Supplemental Data
Net assets, end of period (000)	$4,143,312		$4,436,816	$5,062,514		$5,990,131		$5,133,191		$3,095,352	$2,944,146

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Service
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$64.44		$68.16	$77.63		$71.63		$58.66		$64.73	$54.90

Net investment income (loss)(a)	0.04		0.13	0.01		(0.03)		(0.01)		0.08	0.05
Net realized and unrealized gain (loss)	1.02		1.00	(2.61)		9.18		15.48		(1.57)	11.67

Net increase (decrease) from investment operations	1.06		1.13	(2.60)		9.15		15.47		(1.49)	11.72

Distributions(b)
From net investment income	—		(0.19)	—		—		(0.19)		(0.05)	—
From net realized gain	(1.34)		(4.66)	(6.87)		(3.15)		(2.31)		(4.53)	(1.89)

Total distributions	(1.34)		(4.85)	(6.87)		(3.15)		(2.50)		(4.58)	(1.89)

Net asset value, end of period	$64.16		$64.44	$68.16		$77.63		$71.63		$58.66	$64.73

Total Return(c)
Based on net asset value	1.58	%(d)	1.94%	(3.83	)%(e)	13.15	%(d)	26.96	%(f)	(2.16)%	22.10%

Ratios to Average Net Assets(g)
Total expenses	1.14	%(h)	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.17%

Total expenses after fees waived and/or reimbursed	1.13	%(h)	1.14%	1.14%		1.14	%(h)	1.15%		1.15%	1.16%

Net investment income (loss)	0.13	%(h)	0.19%	0.02%		(0.07	)%(h)	(0.02)%		0.14%	0.10%

Supplemental Data
Net assets, end of period (000)	$30,894		$33,055	$36,625		$43,825		$40,252		$34,708	$39,325

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$64.11		$67.84	$77.31		$71.37		$58.45		$64.50	$54.70

Net investment income (loss)(a)	0.06		0.16	0.05		(0.01)		0.01		0.10	0.06
Net realized and unrealized gain (loss)	1.01		0.99	(2.59)		9.15		15.42		(1.56)	11.63

Net increase (decrease) from investment operations	1.07		1.15	(2.54)		9.14		15.43		(1.46)	11.69

Distributions(b)
From net investment income	—		(0.22)	—		—		(0.20)		(0.06)	—
From net realized gain	(1.34)		(4.66)	(6.93)		(3.20)		(2.31)		(4.53)	(1.89)

Total distributions	(1.34)		(4.88)	(6.93)		(3.20)		(2.51)		(4.59)	(1.89)

Net asset value, end of period	$63.84		$64.11	$67.84		$77.31		$71.37		$58.45	$64.50

Total Return(c)
Based on net asset value	1.60	%(d)	1.99%	(3.78	)%(e)	13.18	%(d)	26.99	%(f)	(2.11)%	22.13%

Ratios to Average Net Assets(g)
Total expenses	1.09	%(h)	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.15%

Total expenses after fees waived and/or reimbursed	1.09	%(h)	1.09%	1.09%		1.10	%(h)	1.11%		1.12%	1.14%

Net investment income (loss)	0.18	%(h)	0.24%	0.07%		(0.02	)%(h)	0.01%		0.17%	0.11%

Supplemental Data
Net assets, end of period (000)	$2,742,400		$2,865,706	$3,151,912		$3,496,818		$3,135,882		$2,598,888	$2,767,303

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$53.11		$57.24	$66.15		$61.38		$50.74		$56.55	$48.54

Net investment loss(a)	(0.16)		(0.27)	(0.43)		(0.33)		(0.40)		(0.28)	(0.30)
Net realized and unrealized gain (loss)	0.85		0.80	(2.17)		7.85		13.34		(1.38)	10.20

Net increase (decrease) from investment operations	0.69		0.53	(2.60)		7.52		12.94		(1.66)	9.90

Distributions from net realized gain	(1.34)		(4.66)	(6.31)		(2.75)		(2.30)		(4.15)	(1.89)

Net asset value, end of period	$52.46		$53.11	$57.24		$66.15		$61.38		$50.74	$56.55

Total Return(c)
Based on net asset value	1.22	%(d)	1.22%	(4.50	)%(e)	12.61	%(d)	26.09	%(f)	(2.82)%	21.22%

Ratios to Average Net Assets(g)
Total expenses	1.86	%(h)	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Total expenses after fees waived and/or reimbursed	1.86	%(h)	1.85%	1.84%		1.84	%(h)	1.85%		1.85%	1.87%

Net investment loss	(0.59	)%(h)	(0.51)%	(0.68)%		(0.77	)%(h)	(0.72)%		(0.56)%	(0.61)%

Supplemental Data
Net assets, end of period (000)	$333,047		$404,306	$542,880		$719,525		$773,522		$745,636	$1,017,205

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$68.58		$72.21	$81.91		$75.50		$61.63		$67.75	$57.37

Net investment income(a)	0.18		0.40	0.33		0.18		0.27		0.34	0.32
Net realized and unrealized gain (loss)	1.08		1.08	(2.77)		9.68		16.28		(1.65)	12.17

Net increase (decrease) from investment operations	1.26		1.48	(2.44)		9.86		16.55		(1.31)	12.49

Distributions(b)
From net investment income	—		(0.45)	(0.26)		(0.19)		(0.37)		(0.28)	(0.10)
From net realized gain	(1.34)		(4.66)	(7.00)		(3.26)		(2.31)		(4.53)	(2.01)

Total distributions	(1.34)		(5.11)	(7.26)		(3.45)		(2.68)		(4.81)	(2.11)

Net asset value, end of period	$68.50		$68.58	$72.21		$81.91		$75.50		$61.63	$67.75

Total Return(c)
Based on net asset value	1.78	%(d)	2.34%	(3.44	)%(e)	13.45	%(d)	27.47	%(f)	(1.75)%	22.58%

Ratios to Average Net Assets(g)
Total expenses	0.75	%(h)	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.77%

Total expenses after fees waived and/or reimbursed	0.75	%(h)	0.75%	0.74%		0.74	%(h)	0.75%		0.75%	0.76%

Net investment income	0.53	%(h)	0.59%	0.42%		0.34	%(h)	0.39%		0.55%	0.53%

Supplemental Data
Net assets, end of period (000)	$447,232		$487,287	$436,984		$464,179		$344,822		$171,517	$130,129

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)

	Class R
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22		Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$62.14		$65.94	$75.28		$69.54		$57.05		$63.09	$53.71

Net investment loss(a)	(0.06)		(0.08)	(0.21)		(0.18)		(0.20)		(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.98		0.96	(2.52)		8.91		15.05		(1.53)	11.38

Net increase (decrease) from investment operations	0.92		0.88	(2.73)		8.73		14.85		(1.62)	11.27

Distributions(b)
From net investment income	—		(0.02)	—		—		(0.05)		—	—
From net realized gain	(1.34)		(4.66)	(6.61)		(2.99)		(2.31)		(4.42)	(1.89)

Total distributions	(1.34)		(4.68)	(6.61)		(2.99)		(2.36)		(4.42)	(1.89)

Net asset value, end of period	$61.72		$62.14	$65.94		$75.28		$69.54		$57.05	$63.09

Total Return(c)
Based on net asset value	1.41	%(d)	1.62%	(4.12	)%(e)	12.91	%(d)	26.60	%(f)	(2.44)%	21.75%

Ratios to Average Net Assets(g)
Total expenses	1.46	%(h)	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.46	%(h)	1.46%	1.45%		1.44	%(h)	1.45%		1.45%	1.46%

Net investment loss	(0.19	)%(h)	(0.13)%	(0.29)%		(0.37	)%(h)	(0.32)%		(0.15)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$233,563		$242,080	$263,195		$289,676		$260,488		$224,862	$241,495

Portfolio turnover rate	17%		29%	51%		19%		28%		41%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes a capital contribution from affiliate, which had no impact on the Fund’s total return.
(f)	Includes a payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 09/30/21 to 05/31/22	(a)

Net asset value, beginning of period	$9.04		$9.97	$10.00

Net investment income(b)	0.11		0.14	0.07
Net realized and unrealized loss	(0.25)		(0.68)	(0.02)

Net increase (decrease) from investment operations	(0.14)		(0.54)	0.05

Distributions(c)
From net investment income	(0.10)		(0.13)	(0.04)
From net realized gain	—		(0.26)	(0.04)

Total distributions	(0.10)		(0.39)	(0.08)

Net asset value, end of period	$8.80		$9.04	$9.97

Total Return(d)
Based on net asset value	(1.64	)%(e)	(5.32)%	0.45	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.90	%(g)	4.54%	3.62	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.00	%(g)	1.00%	1.00	%(g)

Net investment income	2.66	%(g)	1.60%	1.09	%(g)

Supplemental Data
Net assets, end of period (000)	$98		$102	$107

Portfolio turnover rate(i)	26%		104%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.45%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 09/30/21 to 05/31/22	(a)

Net asset value, beginning of period	$9.03		$9.96	$10.00

Net investment income(b)	0.10		0.13	0.06
Net realized and unrealized loss	(0.26)		(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.16)		(0.56)	0.03

Distributions(c)
From net investment income	(0.09)		(0.11)	(0.03)
From net realized gain	—		(0.26)	(0.04)

Total distributions	(0.09)		(0.37)	(0.07)

Net asset value, end of period	$8.78		$9.03	$9.96

Total Return(d)
Based on net asset value	(1.84	)%(e)	(5.55)%	0.29	%(e)

Ratios to Average Net Assets(f)
Total expenses	5.06	%(g)	4.75%	3.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.25	%(g)	1.25%	1.25	%(g)

Net investment income	2.40	%(g)	1.41%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$185		$156	$109

Portfolio turnover rate(i)	26%		104%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.71%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Infrastructure Sustainable Opportunities Fund (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited	)	Year Ended 05/31/23	Period from 09/30/21 to 05/31/22	(a)

Net asset value, beginning of period	$9.04		$9.97	$10.00

Net investment income(b)	0.12		0.15	0.08
Net realized and unrealized loss	(0.26)		(0.69)	(0.03)

Net increase (decrease) from investment operations	(0.14)		(0.54)	0.05

Distributions(c)
From net investment income	(0.10)		(0.13)	(0.04)
From net realized gain	—		(0.26)	(0.04)

Total distributions	(0.10)		(0.39)	(0.08)

Net asset value, end of period	$8.80		$9.04	$9.97

Total Return(d)
Based on net asset value	(1.62	)%(e)	(5.27)%	0.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	4.50	%(g)	4.33%	3.36	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.95	%(g)	0.95%	0.95	%(g)

Net investment income	2.72	%(g)	1.65%	1.13	%(g)

Supplemental Data
Net assets, end of period (000)	$8,627		$8,866	$9,777

Portfolio turnover rate(i)	26%		104%	70%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering, organization and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.21%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$32.79		$32.83	$45.95	$36.56		$28.68	$27.87	$22.10

Net investment loss(a)	(0.04)		(0.08)	(0.23)	(0.15)		(0.14)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	2.94		0.04	(10.52)	9.54		8.14	1.95	6.63

Net increase (decrease) from investment operations	2.90		(0.04)	(10.75)	9.39		8.00	1.86	6.52

Distributions from net realized gain(b)	—		—	(2.37)	—		(0.12)	(1.05)	(0.75)

Net asset value, end of period	$35.69		$32.79	$32.83	$45.95		$36.56	$28.68	$27.87

Total Return(c)
Based on net asset value	8.84	%(d)	(0.12)%	(24.87)%	25.68	%(d)	27.98%	7.43%	30.34%

Ratios to Average Net Assets(e)
Total expenses	0.85	%(f)	0.84%	0.81%	0.80	%(f)	0.85%	0.87%	0.93	%(g)

Total expenses after fees waived and/or reimbursed	0.80	%(f)	0.80%	0.80%	0.80	%(f)	0.80%	0.80%	0.86%

Net investment loss	(0.23	)%(f)	(0.25)%	(0.52)%	(0.52	)%(f)	(0.43)%	(0.34)%	(0.45)%

Supplemental Data
Net assets, end of period (000)	$5,199,993		$5,266,832	$7,095,644	$9,260,191		$6,003,280	$2,700,531	$1,063,328

Portfolio turnover rate	21%		46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 0.93%.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Service
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$29.23		$29.34	$41.34	$32.95		$25.92	$25.30	$20.18

Net investment loss(a)	(0.07)		(0.14)	(0.31)	(0.20)		(0.19)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	2.62		0.03	(9.39)	8.59		7.34	1.76	6.04

Net increase (decrease) from investment operations	2.55		(0.11)	(9.70)	8.39		7.15	1.61	5.87

Distributions from net realized gain(b)	—		—	(2.30)	—		(0.12)	(0.99)	(0.75)

Net asset value, end of period	$31.78		$29.23	$29.34	$41.34		$32.95	$25.92	$25.30

Total Return(c)
Based on net asset value	8.72	%(d)	(0.38)%	(25.06)%	25.46	%(d)	27.68%	7.15%	30.03%

Ratios to Average Net Assets(e)
Total expenses	1.10	%(f)	1.10%	1.09%	1.10	%(f)	1.11%	1.16%	1.25	%(g)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.12%

Net investment loss	(0.48	)%(f)	(0.50)%	(0.77)%	(0.78	)%(f)	(0.67)%	(0.59)%	(0.73)%

Supplemental Data
Net assets, end of period (000)	$61,885		$62,693	$81,276	$104,997		$83,680	$61,293	$33,768

Portfolio turnover rate	21%		46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.25%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.85		$27.96	$39.50	$31.48		$24.78	$24.22	$19.30

Net investment loss(a)	(0.07)		(0.14)	(0.29)	(0.19)		(0.18)	(0.14)	(0.18)
Net realized and unrealized gain (loss)	2.50		0.03	(8.94)	8.21		7.00	1.68	5.79

Net increase (decrease) from investment operations	2.43		(0.11)	(9.23)	8.02		6.82	1.54	5.61

Distributions from net realized gain(b)	—		—	(2.31)	—		(0.12)	(0.98)	(0.69)

Net asset value, end of period	$30.28		$27.85	$27.96	$39.50		$31.48	$24.78	$24.22

Total Return(c)
Based on net asset value	8.73	%(d)	(0.39)%	(25.05)%	25.48	%(d)	27.61%	7.17%	29.98%

Ratios to Average Net Assets(e)
Total expenses	1.13	%(f)	1.13%	1.09%	1.09	%(f)	1.14%	1.16%	1.29	%(g)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.05%	1.05%	1.05	%(f)	1.05%	1.05%	1.19%

Net investment loss	(0.48	)%(f)	(0.50)%	(0.78)%	(0.78	)%(f)	(0.67)%	(0.58)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$1,609,751		$1,637,289	$1,913,190	$2,577,151		$1,917,773	$1,335,467	$801,263

Portfolio turnover rate	21%		46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.26%

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$20.69		$20.93	$30.22	$24.20		$19.21	$19.04	$15.36

Net investment loss(a)	(0.13)		(0.25)	(0.43)	(0.29)		(0.30)	(0.24)	(0.26)
Net realized and unrealized gain (loss)	1.85		0.01	(6.67)	6.31		5.41	1.28	4.57

Net increase (decrease) from investment operations	1.72		(0.24)	(7.10)	6.02		5.11	1.04	4.31

Distributions from net realized gain(b)	—		—	(2.19)	—		(0.12)	(0.87)	(0.63)

Net asset value, end of period	$22.41		$20.69	$20.93	$30.22		$24.20	$19.21	$19.04

Total Return(c)
Based on net asset value	8.31	%(d)	(1.15)%	(25.61)%	24.88	%(d)	26.72%	6.33%	29.05%

Ratios to Average Net Assets(e)
Total expenses	1.84	%(f)	1.83%	1.78%	1.80	%(f)	1.84%	1.86%	1.94	%(g)

Total expenses after fees waived and/or reimbursed	1.80	%(f)	1.80%	1.78%	1.79	%(f)	1.80%	1.80%	1.88%

Net investment loss	(1.23	)%(f)	(1.25)%	(1.51)%	(1.52	)%(f)	(1.42)%	(1.33)%	(1.49)%

Supplemental Data
Net assets, end of period (000)	$190,583		$194,849	$243,284	$357,360		$280,143	$209,923	$164,083

Portfolio turnover rate	21%		46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.94%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class K
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$32.95		$32.96	$46.10	$36.66		$28.74		$27.93		$22.14

Net investment loss(a)	(0.02)		(0.05)	(0.17)	(0.12)		(0.12)		(0.09)		(0.07)
Net realized and unrealized gain (loss)	2.95		0.04	(10.58)	9.56		8.16		1.96		6.62

Net increase (decrease) from investment operations	2.93		(0.01)	(10.75)	9.44		8.04		1.87		6.55

Distributions from net realized gain(b)	—		—	(2.39)	—		(0.12)		(1.06)		(0.76)

Net asset value, end of period	$35.88		$32.95	$32.96	$46.10		$36.66		$28.74		$27.93

Total Return(c)
Based on net asset value	8.89	%(d)	(0.03)%	(24.79)%	25.75	%(d)	28.06%		7.47%		30.46%

Ratios to Average Net Assets(e)
Total expenses	0.71	%(f)	0.71%	0.70%	0.70	%(f)	0.73	%(g)	0.76	%(h)	0.80	%(g)

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.71%	0.70%	0.70	%(f)	0.73%		0.75%		0.76%

Net investment loss	(0.14	)%(f)	(0.15)%	(0.40)%	(0.42	)%(f)	(0.36)%		(0.31)%		(0.29)%

Supplemental Data
Net assets, end of period (000)	$4,362,854		$4,233,488	$4,376,642	$3,674,402		$2,011,727		$652,138		$139,138

Portfolio turnover rate	21%		46%	28%	22%		35%		38%		43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2019, the expense ratio would have been 0.75%.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)

	Class R
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$27.11		$27.28	$38.65	$30.85		$24.34	$23.83	$19.02

Net investment loss(a)	(0.10)		(0.20)	(0.37)	(0.25)		(0.24)	(0.19)	(0.22)
Net realized and unrealized gain (loss)	2.42		0.03	(8.73)	8.05		6.87	1.65	5.69

Net increase (decrease) from investment operations	2.32		(0.17)	(9.10)	7.80		6.63	1.46	5.47

Distributions from net realized gain(b)	—		—	(2.27)	—		(0.12)	(0.95)	(0.66)

Net asset value, end of period	$29.43		$27.11	$27.28	$38.65		$30.85	$24.34	$23.83

Total Return(c)
Based on net asset value	8.56	%(d)	(0.62)%	(25.24)%	25.28	%(d)	27.33%	6.89%	29.63%

Ratios to Average Net Assets(e)
Total expenses	1.41	%(f)	1.42%	1.40%	1.39	%(f)	1.45%	1.47%	1.59	%(g)

Total expenses after fees waived and/or reimbursed	1.30	%(f)	1.30%	1.30%	1.30	%(f)	1.30%	1.30%	1.43%

Net investment loss	(0.73	)%(f)	(0.75)%	(1.02)%	(1.03	)%(f)	(0.92)%	(0.83)%	(1.05)%

Supplemental Data
Net assets, end of period (000)	$91,710		$93,427	$93,527	$98,300		$59,411	$40,999	$22,880

Portfolio turnover rate	21%		46%	28%	22%		35%	38%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.58%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund

	Institutional
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$47.74		$45.31	$64.81	$55.33		$32.63	$31.83	$25.64

Net investment loss(a)	(0.11)		(0.13)	(0.30)	(0.28)		(0.22)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	5.93		2.56	(14.51)	12.67		23.43	1.20	8.25

Net increase (decrease) from investment operations	5.82		2.43	(14.81)	12.39		23.21	1.10	8.16

Distributions from net realized gain(b)	—		—	(4.69)	(2.91)		(0.51)	(0.30)	(1.97)

Net asset value, end of period	$53.56		$47.74	$45.31	$64.81		$55.33	$32.63	$31.83

Total Return(c)
Based on net asset value	12.19	%(d)	5.36%	(25.09)%	22.68	%(d)	72.07%	3.63%	34.02%

Ratios to Average Net Assets(e)
Total expenses	0.97	%(f)	0.98%	0.94%	0.92	%(f)	0.98%	1.02%	1.10%

Total expenses after fees waived and/or reimbursed	0.92	%(f)	0.92%	0.92%	0.92	%(f)	0.92%	0.92%	0.99%

Net investment loss	(0.46	)%(f)	(0.30)%	(0.48)%	(0.66	)%(f)	(0.50)%	(0.32)%	(0.32)%

Supplemental Data
Net assets, end of period (000)	$2,405,812		$2,316,550	$2,943,616	$4,958,187		$3,641,519	$1,033,286	$584,654

Portfolio turnover rate	9%		39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Service
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$44.45		$42.30	$60.86	$52.20		$30.88	$30.22		$24.44

Net investment loss(a)	(0.17)		(0.21)	(0.42)	(0.37)		(0.30)	(0.17)		(0.15)
Net realized and unrealized gain (loss)	5.53		2.36	(13.52)	11.94		22.13	1.13		7.85

Net increase (decrease) from investment operations	5.36		2.15	(13.94)	11.57		21.83	0.96		7.70

Distributions from net realized gain(b)	—		—	(4.62)	(2.91)		(0.51)	(0.30)		(1.92)

Net asset value, end of period	$49.81		$44.45	$42.30	$60.86		$52.20	$30.88		$30.22

Total Return(c)
Based on net asset value	12.06	%(d)	5.08%	(25.28)%	22.46	%(d)	71.68%	3.36%		33.74%

Ratios to Average Net Assets(e)
Total expenses	1.20	%(f)	1.20%	1.19%	1.17	%(f)	1.19%	1.25	%(g)	1.37%

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.17%	1.17%	1.16	%(f)	1.17%	1.17%		1.22%

Net investment loss	(0.71	)%(f)	(0.55)%	(0.73)%	(0.90	)%(f)	(0.74)%	(0.57)%		(0.55)%

Supplemental Data
Net assets, end of period (000)	$47,996		$47,332	$55,439	$83,886		$50,710	$20,429		$15,208

Portfolio turnover rate	9%		39%	29%	25%		27%	33%		49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor A
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$43.37		$41.27	$59.47	$51.06		$30.22	$29.58	$23.95

Net investment loss(a)	(0.16)		(0.21)	(0.41)	(0.36)		(0.29)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	5.38		2.31	(13.19)	11.68		21.64	1.11	7.69

Net increase (decrease) from investment operations	5.22		2.10	(13.60)	11.32		21.35	0.94	7.53

Distributions from net realized gain(b)	—		—	(4.60)	(2.91)		(0.51)	(0.30)	(1.90)

Net asset value, end of period	$48.59		$43.37	$41.27	$59.47		$51.06	$30.22	$29.58

Total Return(c)
Based on net asset value	12.03	%(d)	5.09%	(25.28)%	22.48	%(d)	71.65%	3.36%	33.70%

Ratios to Average Net Assets(e)
Total expenses	1.22	%(f)	1.23%	1.21%	1.19	%(f)	1.25%	1.29%	1.38	%(g)

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.17%	1.17%	1.17	%(f)	1.17%	1.17%	1.26%

Net investment loss	(0.71	)%(f)	(0.54)%	(0.73)%	(0.91	)%(f)	(0.74)%	(0.58)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$1,702,256		$1,572,976	$1,695,648	$2,524,052		$1,773,399	$672,110	$627,626

Portfolio turnover rate	9%		39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 1.37%.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Investor C
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$34.58		$33.17	$48.77	$42.52		$25.43	$25.13	$20.72

Net investment loss(a)	(0.26)		(0.40)	(0.68)	(0.54)		(0.48)	(0.32)	(0.31)
Net realized and unrealized gain (loss)	4.29		1.81	(10.52)	9.70		18.08	0.92	6.57

Net increase (decrease) from investment operations	4.03		1.41	(11.20)	9.16		17.60	0.60	6.26

Distributions from net realized gain(b)	—		—	(4.40)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$38.61		$34.58	$33.17	$48.77		$42.52	$25.43	$25.13

Total Return(c)
Based on net asset value	11.65	%(d)	4.25%	(25.81)%	21.89	%(d)	70.39%	2.60%	32.68%

Ratios to Average Net Assets(e)
Total expenses	1.98	%(f)	1.98%	1.92%	1.91	%(f)	1.98%	2.02%	2.10	%(g)

Total expenses after fees waived and/or reimbursed	1.92	%(f)	1.92%	1.91%	1.90	%(f)	1.92%	1.92%	2.01%

Net investment loss	(1.46	)%(f)	(1.30)%	(1.47)%	(1.65	)%(f)	(1.49)%	(1.33)%	(1.34)%

Supplemental Data
Net assets, end of period (000)	$262,851		$259,247	$291,802	$427,435		$317,792	$152,505	$142,942

Portfolio turnover rate	9%		39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2018, the expense ratio would have been 2.09%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class K
	Six Months
	Ended				Period from		Period from
	11/30/23		Year Ended	Year Ended	10/01/20		12/10/19	(a)
	(unaudited	)	05/31/23	05/31/22	to 05/31/21		to 09/30/20

Net asset value, beginning of period	$47.83		$45.37	$64.89	$55.36		$34.59

Net investment loss(b)	(0.10)		(0.10)	(0.24)	(0.24)		(0.16)
Net realized and unrealized gain (loss)	5.95		2.56	(14.55)	12.68		20.93

Net increase (decrease) from investment operations	5.85		2.46	(14.79)	12.44		20.77

Distributions from net realized gain(c)	—		—	(4.73)	(2.91)		—

Net asset value, end of period	$53.68		$47.83	$45.37	$64.89		$55.36

Total Return(d)
Based on net asset value	12.23	%(e)	5.42%	(25.05)%	22.77	%(e)	60.05	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.86	%(g)	0.87%	0.84%	0.83	%(g)	0.87	%(g)

Total expenses after fees waived and/or reimbursed	0.86	%(g)	0.87%	0.83%	0.82	%(g)	0.86	%(g)

Net investment loss	(0.40	)%(g)	(0.24)%	(0.38)%	(0.56	)%(g)	(0.46	)%(g)

Supplemental Data
Net assets, end of period (000)	$190,426		$157,185	$135,879	$122,568		$75,426

Portfolio turnover rate	9%		39%	29%	25%		27	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)

	Class R
	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23	Year Ended 05/31/22	Period from 10/01/20 to 05/31/21		Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of period	$43.44		$41.44	$59.75	$51.37		$30.48	$29.90	$24.20

Net investment loss(a)	(0.22)		(0.30)	(0.56)	(0.46)		(0.38)	(0.24)	(0.23)
Net realized and unrealized gain (loss)	5.40		2.30	(13.25)	11.75		21.78	1.12	7.78

Net increase (decrease) from investment operations	5.18		2.00	(13.81)	11.29		21.40	0.88	7.55

Distributions from net realized gain(b)	—		—	(4.50)	(2.91)		(0.51)	(0.30)	(1.85)

Net asset value, end of period	$48.62		$43.44	$41.44	$59.75		$51.37	$30.48	$29.90

Total Return(c)
Based on net asset value	11.92	%(d)	4.83%	(25.47)%	22.28	%(d)	71.20%	3.12%	33.35%

Ratios to Average Net Assets(e)
Total expenses	1.55	%(f)	1.58%	1.54%	1.50	%(f)	1.57%	1.60%	1.69%

Total expenses after fees waived and/or reimbursed	1.42	%(f)	1.42%	1.42%	1.42	%(f)	1.42%	1.42%	1.53%

Net investment loss	(0.96	)%(f)	(0.79)%	(0.98)%	(1.17	)%(f)	(0.99)%	(0.83)%	(0.87)%

Supplemental Data
Net assets, end of period (000)	$37,254		$35,771	$35,001	$50,186		$38,907	$18,799	$13,577

Portfolio turnover rate	9%		39%	29%	25%		27%	33%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. BlackRock Capital Appreciation Fund, Inc. is the only series of the Corporation. BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund are series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Capital Appreciation Fund, Inc.	Capital Appreciation	Diversified
BlackRock Health Sciences Opportunities Portfolio	Health Sciences Opportunities	Diversified
BlackRock Infrastructure Sustainable Opportunities Fund	Infrastructure Sustainable Opportunities	Non-Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Corporation had previously approved an Agreement and Plan of Reorganization between the Corporation and BlackRock Large Cap Focus Growth Fund, Inc. (the “Acquiring Fund”), pursuant to which the Corporation will be reorganized into the Acquiring Fund (the “Reorganization”). The Reorganization was originally expected to occur during the fourth quarter of 2023, but has been postponed. Shareholders will be given at least 60 days’ notice in advance of the closing of the Reorganization.

The Board of Directors of the Corporation and the Board of Trustees of the Trust are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (unaudited) (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and

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Notes to Financial Statements (unaudited) (continued)

perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded commitments:

Fund Name	Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Health Sciences Opportunities	Neurogene, Inc.	$3,061,199	$1,952,834	$(1,108,365)

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (unaudited) (continued)

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Health Sciences Opportunities
Citigroup Global Markets, Inc.	$32,828,295	$(32,828,295)	$—		$—
Goldman Sachs & Co. LLC	5,038,595	(5,038,595)	—		—
J.P. Morgan Securities LLC	17,433,059	(17,433,059)	—		—
Jefferies LLC	172,788	(172,788)	—		—
Morgan Stanley	2,191,553	(2,158,850)	—		32,703
National Financial Services LLC	754,800	(754,800)	—		—

	$58,419,090	$(58,386,387)	$—		$32,703

Mid-Cap Growth Equity
Citigroup Global Markets, Inc.	$60,371,959	$(60,371,959)	$—		$—
Goldman Sachs & Co. LLC	163,493,312	(163,493,312)	—		—
J.P. Morgan Securities LLC	48,408,405	(48,408,405)	—		—
Morgan Stanley	112,776,767	(112,776,767)	—		—
National Financial Services LLC	1,572,500	(1,572,500)	—		—
State Street Bank & Trust Co.	5,212,275	(5,212,275)	—		—

	$391,835,218	$(391,835,218)	$—		$—

Technology Opportunities
Citigroup Global Markets, Inc.	$14,021,416	$(14,021,416)	$—		$—
Goldman Sachs & Co. LLC	18,295,325	(18,295,325)	—		—
J.P. Morgan Securities LLC	350,880	(350,880)	—		—
Morgan Stanley	21,656,979	(21,656,979)	—		—
National Financial Services LLC	3,216,450	(3,216,450)	—		—
Toronto-Dominion Bank	101,948	(101,948)	—		—

	$57,642,998	$(57,642,998)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

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Notes to Financial Statements (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services and with respect to Capital Appreciation, administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees Capital Appreciation
First $1 billion	0.650%
$1 billion - $1.5 billion	0.625
$1.5 billion - $5 billion	0.600
$5 billion - $7.5 billion	0.575
Greater than $7.5 billion	0.550

Average Daily Net Assets	Investment Advisory Fees Health Sciences Opportunities
First $1 billion	0.750%
$1 billion - $2 billion	0.700
$2 billion - $3 billion	0.675
$3 billion - $10 billion	0.650
Greater than $10 billion	0.640

	Investment Advisory Fees
Average Daily Net Assets	Infrastructure Sustainable Opportunities	Technology Opportunities
First $1 billion	0.800%	0.820%
$1 billion - $3 billion	0.750	0.770
$3 billion - $5 billion	0.720	0.740
$5 billion - $10 billion	0.700	0.710
Greater than $10 billion	0.680	0.700

Average Daily Net Assets	Investment Advisory Fees Mid-Cap Growth Equity
First $1 billion	0.700%
$1 billion - $3 billion	0.660
$3 billion - $5 billion	0.630
$5 billion - $10 billion	0.610
$10 billion - $18 billion	0.600
Greater than $18 billion	0.590

With respect to Infrastructure Sustainable Opportunities, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL for services they provide, for that portion of the Fund for which BIL and BSL, as applicable, act as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of Capital Appreciation, and the Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

76	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
Capital Appreciation	$—	$2,252,766	$197,510	$61,423	$2,511,699
Health Sciences Opportunities	40,344	3,551,001	1,874,283	596,166	6,061,794
Infrastructure Sustainable Opportunities	—	200	—	—	200
Mid-Cap Growth Equity	79,472	2,035,260	975,851	234,730	3,325,313
Technology Opportunities	58,493	2,037,649	1,309,936	91,302	3,497,380

Administration: The Trust, on behalf of Health Sciences Opportunities, Infrastructure Sustainable Opportunities, Mid-Cap Growth Equity and Technology Opportunities, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Health Sciences Opportunities	$436,753	$3,223	$283,641	$37,455	$47,037	$23,809	$831,918
Infrastructure Sustainable Opportunities	10	—	16	—	844	—	870
Mid-Cap Growth Equity	531,373	6,347	162,563	19,486	432,670	9,373	1,161,812
Technology Opportunities	234,678	4,670	162,613	26,142	17,366	3,644	449,113

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Total
Capital Appreciation	$69,864	$69,864

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$1,537	$—	$46,506	$4,232	$1,618	$112	$54,005
Health Sciences Opportunities	13,203	351	69,254	12,808	1,519	996	98,131
Infrastructure Sustainable Opportunities	108	—	52	—	107	—	267
Mid-Cap Growth Equity	12,297	242	119,070	7,133	8,877	1,372	148,991
Technology Opportunities	9,648	35	38,277	8,542	573	367	57,442

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Capital Appreciation	$363,262	$—	$936,329	$38,531	$18,559	$24,611	$1,381,292
Health Sciences Opportunities	2,160,984	23,311	1,369,192	222,198	14,737	256,464	4,046,886
Infrastructure Sustainable Opportunities	197	—	254	—	206	—	657
Mid-Cap Growth Equity	4,066,164	48,645	1,496,274	138,790	285,699	96,010	6,131,582
Technology Opportunities	1,431,470	24,498	938,519	166,661	9,654	36,372	2,607,174

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Amounts
Capital Appreciation	$16,967
Health Sciences Opportunities	26,139
Infrastructure Sustainable Opportunities	87
Mid-Cap Growth Equity	20,830
Technology Opportunities	36,519

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Capital Appreciation	Health Sciences Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Investor A	$3,224	$3,720	$2,333	$1,913
Investor C	528	8,595	3,437	5,397

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation or the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended November 30, 2023, the amounts waived were as follows:

Fund Name	Amounts Waived
Capital Appreciation	$1,160
Health Sciences Opportunities	66,885
Infrastructure Sustainable Opportunities	180
Mid-Cap Growth Equity	5,423
Technology Opportunities	6,911

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund (except Health Sciences Opportunities), the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation	Infrastructure Sustainable Opportunities	Mid-Cap Growth Equity	Technology Opportunities
Institutional	N/A	1.00%	0.80%	0.92%
Service	N/A	N/A	1.05	1.17
Investor A	N/A	1.25	1.05	1.17
Investor C	1.94%	N/A	1.80	1.92
Class K	0.72	0.95	0.75	0.87
Class R	N/A	N/A	1.30	1.42

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025 (or June 30, 2034 with respect to Capital Appreciation), unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund.

For the six months ended November 30, 2023, Infrastructure Sustainable Opportunities waived and/or reimbursed the Manager investment advisory fees and other expenses of $151,132, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended November 30, 2023, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$10	$—	$16	$—	$844	$—	$870
Mid-Cap Growth Equity	531,373	6,346	162,563	19,486	—	9,373	729,141
Technology Opportunities	234,678	3,960	162,613	26,142	—	3,644	431,037

78	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Infrastructure Sustainable Opportunities	$173	$—	$214	$—	$206	$—	$593
Mid-Cap Growth Equity	864,469	10,571	521,806	23,628	—	39,898	1,460,372
Technology Opportunities	363,029	4,085	204,256	50,822	—	19,968	642,160

Infrastructure Sustainable Opportunities also had a waiver of administration fees, which are included in Administration fees waived in the Statements of Operations. For the six months ended November 30, 2023, the amount was $1,849.

With respect to the contractual expense limitation of Infrastructure Sustainable Opportunities, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective September 30, 2028 the repayment arrangement between the Fund and the Manager pursuant to which the Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of November 30, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring May 31,
Fund Name/Fund Level/Share Class	2024	2025	2026
Infrastructure Sustainable Opportunities
Fund Level	$198,233	$299,135	$152,981
Institutional	153	174	183
Investor A	151	40	230
Class K	1,479	1,854	1,050

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities retain 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Infrastructure Sustainable Opportunities retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Capital Appreciation, Health Sciences Opportunities, Mid-Cap Growth Equity and Technology Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Infrastructure Sustainable Opportunities, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended November 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Capital Appreciation	$1,247
Health Sciences Opportunities	99,953
Infrastructure Sustainable Opportunities	3
Mid-Cap Growth Equity	68,387
Technology Opportunities	11,316

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Capital Appreciation and Infrastructure Sustainable Opportunities may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Capital Appreciation’s and Infrastructure Sustainable Opportunities’s investment policies and restrictions. Capital Appreciation is currently permitted to borrow under the Interfund Lending Program. In addition, Infrastructure Sustainable Opportunities is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, Capital Appreciation and Infrastructure Sustainable Opportunities did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation and the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s/Trust’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Capital Appreciation	$289,589,005	$581,856,820
Health Sciences Opportunities	1,397,366,319	2,154,481,470
Infrastructure Sustainable Opportunities	2,651,921	2,146,316
Mid-Cap Growth Equity	2,396,617,647	3,377,006,398
Technology Opportunities	401,237,458	629,543,843

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses
Capital Appreciation	$—	$1,852,224
Health Sciences Opportunities	—	70,936
Infrastructure Sustainable Opportunities	618,241	—
Mid-Cap Growth Equity	2,288,206,843	20,531,216
Technology Opportunities	710,037,033	7,766,600

80	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Appreciation	$1,577,212,297	$1,692,437,998	$(17,023,817)	$1,675,414,181
Health Sciences Opportunities	5,177,330,809	3,072,903,899	(271,608,354)	2,801,295,545
Infrastructure Sustainable Opportunities	9,222,020	475,009	(866,023)	(391,014)
Mid-Cap Growth Equity	8,780,212,661	3,407,210,880	(255,702,440)	3,151,508,440
Technology Opportunities	2,532,805,056	2,229,706,895	(52,024,044)	2,177,682,851

9.	BANK BORROWINGS

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23
Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation
Institutional
Shares sold	1,229,752	$41,045,413	5,716,023	$157,957,646
Shares issued in reinvestment of distributions	271,302	9,178,145	1,893,570	51,954,274
Shares redeemed	(2,926,262)	(97,560,178)	(15,681,629)	(435,307,849)

	(1,425,208)	$(47,336,620)	(8,072,036)	$(225,395,929)

Investor A
Shares sold and automatic conversion of shares	1,766,494	$51,494,190	3,941,330	$97,836,995
Shares issued in reinvestment of distributions	1,003,491	29,663,201	5,278,960	127,222,770
Shares redeemed	(4,617,857)	(135,096,969)	(13,077,008)	(322,318,537)

	(1,847,872)	$(53,939,578)	(3,856,718)	$(97,258,772)

Investor C
Shares sold	122,655	$1,985,872	295,401	$4,190,433
Shares issued in reinvestment of distributions	78,950	1,285,304	415,970	5,707,720
Shares redeemed and automatic conversion of shares	(521,422)	(8,405,515)	(1,003,070)	(14,231,042)

	(319,817)	$(5,134,339)	(291,699)	$(4,332,889)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23
Fund Name/Share Class	Shares	Amount	Shares	Amount

Capital Appreciation (continued)
Class K
Shares sold	896,544	$30,225,975	2,780,441	$79,543,996
Shares issued in reinvestment of distributions	299,603	10,261,389	1,501,046	41,578,344
Shares redeemed	(5,052,062)	(168,259,908)	(4,141,499)	(118,871,975)

	(3,855,915)	$(127,772,544)	139,988	$2,250,365

Class R
Shares sold	103,468	$2,134,399	204,059	$3,695,774
Shares issued in reinvestment of distributions	29,675	622,572	142,318	2,473,411
Shares redeemed	(207,462)	(4,453,506)	(310,598)	(5,527,276)

	(74,319)	$(1,696,535)	35,779	$641,909

	(7,523,131)	$(235,879,616)	(12,044,686)	$(324,095,316)

Health Sciences Opportunities
Institutional
Shares sold	3,590,199	$247,112,091	11,197,111	$765,047,695
Shares issued in reinvestment of distributions	1,152,305	81,272,036	5,046,141	332,953,033
Shares redeemed	(8,923,581)	(612,460,758)	(21,662,089)	(1,475,511,418)

	(4,181,077)	$(284,076,631)	(5,418,837)	$(377,510,690)

Service
Shares sold	19,745	$1,278,029	57,200	$3,684,661
Shares issued in reinvestment of distributions	10,065	667,108	40,955	2,542,243
Shares redeemed	(61,222)	(3,979,866)	(122,578)	(7,895,488)

	(31,412)	$(2,034,729)	(24,423)	$(1,668,584)

Investor A
Shares sold and automatic conversion of shares	1,662,660	$107,389,328	4,334,203	$278,606,468
Shares issued in reinvestment of distributions	861,423	56,802,265	3,522,117	217,567,391
Shares redeemed	(4,263,716)	(274,600,146)	(9,621,175)	(618,119,887)

	(1,739,633)	$(110,408,553)	(1,764,855)	$(121,946,028)

Investor C
Shares sold	167,430	$8,942,342	537,584	$28,698,873
Shares issued in reinvestment of distributions	177,161	9,625,174	832,560	42,677,038
Shares redeemed and automatic conversion of shares	(1,608,035)	(85,468,729)	(3,241,641)	(172,577,850)

	(1,263,444)	$(66,901,213)	(1,871,497)	$(101,201,939)

Class K
Shares sold	919,349	$63,666,969	2,134,729	$147,417,118
Shares issued in reinvestment of distributions	120,923	8,544,395	470,645	31,121,552
Shares redeemed	(1,616,138)	(112,999,257)	(1,551,519)	(105,963,545)

	(575,866)	$(40,787,893)	1,053,855	$72,575,125

Class R
Shares sold	152,153	$9,421,417	260,827	$16,205,620
Shares issued in reinvestment of distributions	79,945	5,102,900	305,568	18,277,362
Shares redeemed	(343,568)	(21,500,224)	(662,105)	(41,318,683)

	(111,470)	$(6,975,907)	(95,710)	$(6,835,701)

	(7,902,902)	$(511,184,926)	(8,121,467)	$(536,587,817)

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23
Fund Name/Share Class	Shares	Amount	Shares	Amount

Infrastructure Sustainable Opportunities
Institutional
Shares sold	146	$1,255	664	$5,769
Shares issued in reinvestment of distributions	13	124	32	282
Shares redeemed	(262)	(2,192)	(133)	(1,200)

	(103)	$(813)	563	$4,851

Investor A
Shares sold	5,008	$42,411	6,368	$57,649
Shares issued in reinvestment of distributions	66	607	38	332
Shares redeemed	(1,344)	(10,686)	(54)	(495)

	3,730	$32,332	6,352	$57,486

Class K
Shares sold	61	$520	189	$1,620
Shares issued in reinvestment of distributions	6	56	16	142

	67	$576	205	$1,762

	3,694	$32,095	7,120	$64,099

Mid-Cap Growth Equity
Institutional
Shares sold	13,906,035	$477,656,786	47,917,656	$1,524,488,005
Shares redeemed	(28,837,238)	(986,027,853)	(103,429,603)	(3,263,321,983)

	(14,931,203)	$(508,371,067)	(55,511,947)	$(1,738,833,978)

Service
Shares sold	97,886	$2,999,341	350,535	$9,881,277
Shares redeemed	(295,217)	(8,843,161)	(975,944)	(27,755,309)

	(197,331)	$(5,843,820)	(625,409)	$(17,874,032)

Investor A
Shares sold and automatic conversion of shares	2,494,382	$72,950,389	7,397,275	$201,630,334
Shares redeemed	(8,115,402)	(236,047,974)	(17,049,170)	(459,100,473)

	(5,621,020)	$(163,097,585)	(9,651,895)	$(257,470,139)

Investor C
Shares sold	200,362	$4,366,259	596,600	$12,112,431
Shares redeemed and automatic conversion of shares	(1,112,843)	(23,995,863)	(2,806,057)	(56,412,228)

	(912,481)	$(19,629,604)	(2,209,457)	$(44,299,797)

Class K
Shares sold	11,572,784	$400,447,225	43,394,126	$1,373,927,107
Shares redeemed	(18,463,712)	(637,840,789)	(47,704,012)	(1,522,478,195)

	(6,890,928)	$(237,393,564)	(4,309,886)	$(148,551,088)

Class R
Shares sold	284,882	$8,079,375	880,078	$23,445,508
Shares redeemed	(615,531)	(17,473,336)	(862,426)	(22,678,994)

	(330,649)	$(9,393,961)	17,652	$766,514

	(28,883,612)	$(943,729,601)	(72,290,942)	$(2,206,262,520)

Technology Opportunities
Institutional
Shares sold	5,145,074	$258,124,062	16,615,851	$696,225,151
Shares redeemed	(8,753,871)	(438,660,382)	(33,058,906)	(1,373,686,694)

	(3,608,797)	$(180,536,320)	(16,443,055)	$(677,461,543)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23
Fund Name/Share Class	Shares	Amount	Shares	Amount

Technology Opportunities (continued)
Service
Shares sold	105,625	$5,010,319	171,238	$6,686,958
Shares redeemed	(206,850)	(9,584,051)	(417,065)	(16,352,892)

	(101,225)	$(4,573,732)	(245,827)	$(9,665,934)

Investor A
Shares sold and automatic conversion of shares	2,518,205	$114,699,264	4,850,581	$188,138,502
Shares redeemed	(3,760,433)	(171,293,837)	(9,667,118)	(366,443,166)

	(1,242,228)	$(56,594,573)	(4,816,537)	$(178,304,664)

Investor C
Shares sold	372,483	$13,533,457	705,328	$21,723,660
Shares redeemed and automatic conversion of shares	(1,060,646)	(38,380,684)	(2,005,673)	(60,699,308)

	(688,163)	$(24,847,227)	(1,300,345)	$(38,975,648)

Class K
Shares sold	907,749	$45,826,688	1,866,384	$77,400,205
Shares redeemed	(646,647)	(32,192,990)	(1,574,873)	(65,635,026)

	261,102	$13,633,698	291,511	$11,765,179

Class R
Shares sold	141,933	$6,455,240	250,388	$9,664,993
Shares redeemed	(199,093)	(9,017,253)	(271,520)	(10,425,495)

	(57,160)	$(2,562,013)	(21,132)	$(760,502)

	(5,436,471)	$(255,480,167)	(22,535,385)	$(893,403,112)

As of November 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Share Class	Infrastructure Sustainable Opportunities	Technology Opportunities
Institutional	10,000	—
Investor A	10,000	—
Class K	980,000	8,673

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Capital Appreciation Fund, Inc. (the “Corporation”) and BlackRock FundsSM (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Capital Appreciation Fund, Inc., BlackRock Health Sciences Opportunities Portfolio, BlackRock Infrastructure Sustainable Opportunities Fund, BlackRock Mid-Cap Growth Equity Portfolio and BlackRock Technology Opportunities Fund (the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (together, the “Board”), on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

86	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Advisers(a)	Distributor
BlackRock International Limited	BlackRock Investments, LLC
Edinburgh, EH3 8BL	New York, NY 10001
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited	Sidley Austin LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Transfer Agent	Address of the Corporation/Trust
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

(a)	For BlackRock Infrastructure Sustainable Opportunities Fund.

88	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt
CVR	Contingent Value Rights
NVS	Non-Voting Shares
S&P	Standard & Poor’s

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GROPPS-11/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: January 19, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: January 19, 2024